================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      Filed by the Registrant [X]
                      Filed by a Party other than the Registrant [ ]

                      Check the appropriate box:
                          [X]  Preliminary Proxy Statement
                          [ ]  Confidential, for Use of the Commission Only
                               (as permitted by Rule 14a-6(e)(2))
                          [ ]  Definitive Proxy Statement
                          [ ]   Definitive Additional Materials
                          [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
                          [ ]  Rule 14a-12

                         NORTHLAND CABLE PROPERTIES SIX
                               LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [ ]     No Fee Required
        [X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11

                            CALCULATION OF FILING FEE

======================================================================================================
                                                  PER UNIT PRICE OR
                                                   OTHER UNDERLYING
                                                       VALUE OF          PROPOSED
                                                     TRANSACTION         MAXIMUM
TITLE OF EACH CLASS OF      AGGREGATE NUMBER OF    COMPUTED PURSUANT     AGGREGATE
 SECURITIES TO WHICH        SECURITIES TO WHICH       TO EXCHANGE        VALUE OF
 TRANSACTION APPLIES:       TRANSACTION APPLIES:     ACT RULE 0-11:     TRANSACTION:    TOTAL FEE PAID
----------------------      --------------------  ------------------    ------------    --------------
L.P. UNITS                        29,784             $62,250,000         $62,250,000       $12,450
======================================================================================================


        [X]     Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid: $12,450

        (2) Form, Schedule, or Registration Statement no.: Commission File No. 000-16063

        (3)     Filing Party: Registrant / Partnership

        (4)     Date Filed: December 21, 2000

================================================================================

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
                                PROXY STATEMENT


To our Limited Partners:



     This proxy statement solicits your vote for two separate proposals. The first proposal, if approved, will extend the term of Northland Cable Properties Six Limited Partnership ("NCP-Six") for six years until December 31, 2007. The second proposal, if approved, will provide authority for NCP-Six to sell all of its existing assets, leading to the winding up of NCP-Six. These two proposals are not mutually exclusive. If the term of NCP-Six is not extended, NCP-Six could be required by its lenders to liquidate its assets in an unreasonably short time period in order to raise proceeds to repay NCP-Six's current debt upon its maturity date of June 30, 2001. Such time-sensitive liquidation could result in a sales price that may not be in the best interests of the limited partners. In order to protect against such an outcome, a limited partner is hereby provided an opportunity to extend the term of NCP-Six.



     NCP-Six is currently anticipating the sale of its Bennettsville, South Carolina, operating system to Adelphia Communications Corporation ("Adelphia") for a purchase price of $8,388,000, subject to certain adjustments (the "Adelphia Transaction"). If the Adelphia Transaction is consummated, pursuant to the second proposal for which your vote is solicited in this proxy statement NCP-Six would sell and distribute its remaining cable television systems and other assets to Northland Communications Corporation, managing general partner of NCP-Six, or its assigns, in a transaction valued at $62,250,000, subject to certain adjustments (the "Proposed Transaction"). Based on these transaction valuations, projected cash distributions to be made to unaffiliated limited partners over the life of the partnership (per $500 partnership unit) are as follows:





 PRIOR CASH      120 DAYS AFTER CLOSING    NON-RESIDENT    ONE YEAR AFTER CLOSING      TWO YEARS
DISTRIBUTIONS   THE PROPOSED TRANSACTION       TAX        THE PROPOSED TRANSACTION   AFTER CLOSING   TOTAL
-------------   ------------------------   ------------   ------------------------   -------------   ------
    $128                 $  709                $ 58                 $211                 $170        $1,276



     THE AMOUNTS SET FORTH IN THE PRECEDING TABLE ARE PROVIDED ON A PRO FORMA BASIS AS OF DECEMBER 31, 2000, AND ARE BEING PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. IT IS CURRENTLY ANTICIPATED THAT THE PROPOSED TRANSACTION WILL CLOSE IN JUNE 2001. ACTUAL AMOUNTS WILL VARY FROM THESE PROJECTIONS. (For details, see
"Projected Cash Available from Liquidation" on page   .)



     This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies for use at a special meeting of unaffiliated limited partners to be held at 3:00 p.m. on May 31, 2001. The special meeting, and any postponements or adjournments, will be held at the offices of NCP-Six located at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101. Only unaffiliated limited partners of record as of December 31, 2000 will be entitled to notice of and to vote at the special meeting.


     THE PROPOSED TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSED TRANSACTION, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


     YOU ARE URGED TO CAREFULLY REVIEW THIS PROXY STATEMENT AND TO RETURN YOUR PROXY CARD PROMPTLY IN ORDER FOR IT TO BE RECEIVED BY THE MANAGING GENERAL PARTNER ON OR BEFORE MAY 30, 2001.



 The date of this proxy statement is April 15, 2001. We are first mailing this proxy statement


          to unaffiliated limited partners on or about April 15, 2001.



                                         Sincerely,



                                         Northland Communications Corporation,


                                         Managing General Partner of NCP-Six



                                         By:

                                          --------------------------------------

                                                    John S. Whetzell,


                                                        President

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP
                         1201 THIRD AVENUE, SUITE 3600
                           SEATTLE, WASHINGTON 98101

                 NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                                ON MAY 31, 2001

     A special meeting of the limited partners of Northland Cable Properties Six Limited Partnership will be held at the Washington Mutual Tower, 1201 Third Avenue, Suite 3600, Seattle, Washington, on May 31, 2001 at 3:00 p.m. local time. The meeting is called for the following purposes:


     1. To consider and vote on an amendment to the NCP-Six Partnership Agreement extending the term of NCP-Six for an additional six years so that its current expiration date of December 31, 2001 is changed to a future expiration date of December 31, 2007 as further described in the accompanying proxy statement. The complete text of the proposed amendment to extend the term of the NCP-Six Partnership Agreement is attached as Exhibit C to the accompanying proxy statement.



     2. To consider and vote on authorizing NCP-Six and its General Partners to consummate the Proposed Transaction as described in the accompanying proxy statement and to take all steps necessary to complete such transaction, including, but not limited to, amending the NCP-Six Partnership Agreement in order to allow for the Proposed Transaction. The complete text of the proposed amendment to authorize the Proposed Transaction is attached as Exhibit D to the accompanying proxy statement.


     3. To transact any other business that properly comes before the special meeting, including any adjournments or postponements of the meeting.

     Only limited partners of record as of December 31, 2000 are entitled to notice of and to vote at the special meeting and any adjournments or postponements. Each proposal will be adopted if holders of a majority of the outstanding limited partnership units (not including units held by us, the General Partners, or our affiliates) vote to "APPROVE" the proposal. You are not entitled to dissenters' appraisal rights under Washington law with respect to the Proposed Transaction.

     WE RECOMMEND THAT YOU VOTE TO "APPROVE" BOTH PROPOSED AMENDMENTS TO THE NCP-SIX PARTNERSHIP AGREEMENT AND THE PROPOSED TRANSACTION. WE HAVE SIGNIFICANT CONFLICTS OF INTEREST IN MAKING THIS PROPOSAL BECAUSE NORTHLAND IS THE MANAGING GENERAL PARTNER OF NCP-SIX, AND NORTHLAND (OR ITS ASSIGNEE) WILL ACQUIRE THE MAJORITY OF THE ASSETS OF NCP-SIX IF THE PROPOSED TRANSACTION IS CONSUMMATED. OUR CONFLICTS OF INTEREST ARE DESCRIBED IN GREATER DETAIL IN THE ACCOMPANYING PROXY STATEMENT, TOGETHER WITH A MORE COMPLETE DESCRIPTION OF (I) BOTH PROPOSED AMENDMENTS TO THE NCP-SIX PARTNERSHIP AGREEMENT, AND (II) THE PROPOSED TRANSACTION. WE URGE YOU TO READ THE FULL TEXT OF THE PROXY STATEMENT AND ITS EXHIBITS CAREFULLY BEFORE MAKING YOUR DECISION ON THESE PROPOSALS.

                                          Sincerely,

                                          Northland Communications Corporation,
                                          Managing General Partner of NCP-Six

                                          By:
                                            ------------------------------------
                                                     John S. Whetzell,
                                                         President

Seattle, Washington
            , 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    1
  Extending the Term of NCP-Six and Proposed Amendment No. 1
     (see page   )..........................................    1
  The Adelphia Transaction (see page   )....................    1
  The Proposed Transaction and Proposed Amendment No. 2 (see
     page   )...............................................    2
  Fairness of the Proposed Transaction (see page   )........    3
  Our Recommendation (see page   )..........................    4
  Likely Consequences of Your Vote..........................    5
  Conflicts of Interest of the Managing General Partner (see
     page   )...............................................    6
  Conflict of Interest of the Administrative General
     Partner................................................    6
  Summary of Federal Income Tax Consequences of the
     Transaction (see page   )..............................    7
  Voting at the Special Meeting.............................    7
  You Do Not Have Dissenters' Rights........................    7
SUMMARY HISTORICAL FINANCIAL INFORMATION....................    8
SPECIAL FACTORS (Pertaining to the Proposed Transaction)....    9
BACKGROUND AND REASONS FOR THE PROPOSED TRANSACTION.........    9
  General...................................................    9
  Chronology of Events Leading up to the Proposed
     Transaction............................................   10
     1999 Third-Party Bid Solicitation Process..............   12
     Northland's 1999 Offer to Purchase NCP-Six Assets......   14
     Recission of Northland's 1999 Offer Due to Lack of
      Acceptable Financing..................................   16
     2000 Third-Party Bid Solicitation Process..............   17
     Subsequent Events......................................   19
  Reasons for the Proposed Transaction......................   20
  Consideration of Alternatives and Approval of the Adelphia
     Transaction............................................   21
FAIRNESS OF THE PROPOSED TRANSACTION........................   22
  Our Belief as to Fairness.................................   22
  Material Factors Underlying Belief as to Fairness.........   22
APPRAISAL PROCESS AND FAIRNESS OPINIONS; SUMMARY OF
  REPORTS...................................................   24
  Daniels & Associates Appraisal............................   26
  Communications Equity Associates Appraisal................   28
  Houlihan Lokey Fairness Opinions..........................   30
     Discounted Cash Flow Analysis..........................   33
     Comparable Transaction Analysis........................   34
     Other Considerations...................................   35
  Compensation and Material Relationships...................   35
SPECIFIC TERMS OF THE ADELPHIA TRANSACTION..................   37
SPECIFIC TERMS OF THE PROPOSED TRANSACTION..................   37
  General...................................................   37
  Payment of the Purchase Price and Financing
     Requirements...........................................   37
  Conditions to Completion of the Proposed Transaction......   38
  Representations and Warranties............................   39
  Termination...............................................   39
  Distributions to Limited Partners.........................   40
DISSOLUTION AND LIQUIDATION CONSEQUENCES OF THE PROPOSED
  TRANSACTION...............................................   41
  Dissolution Procedures....................................   41
  Description of Liquidating Trust..........................   42

                                                              PAGE
                                                              ----
PROJECTED CASH AVAILABLE FROM LIQUIDATION...................   43
  Projected Cash Available if the Adelphia Transaction and
     the Proposed Transaction Closings Occur................   44
  Excess of Limited Partners' Capital Contributions over
     Prior Cash Distributions...............................   46
FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE PROPOSED
  TRANSACTION...............................................   46
  Tax Considerations........................................   47
  Tax Consequences of Disposition of the Assets and
     Liquidation of NCP-Six.................................   47
  Unrelated Business Taxable Income.........................   49
  Tax Consequences of a Decision Not to Sell................   49
  Other Tax Law Changes.....................................   50
  State Income Tax Considerations...........................   51
     North Carolina.........................................   52
     Mississippi............................................   52
     South Carolina.........................................   52
RISK FACTORS (Pertaining to the Proposed Transaction).......   53
     Although we believe that the total price to be received
      by NCP-Six for those assets remaining after the
      Adelphia Transaction represents fair value for those
      assets, those assets may increase in value prior to
      closing or after the Proposed Transaction closes......   53
     The Managing General Partner has significant conflicts
      of interest in the Proposed Transaction...............   53
     The Administrative General Partner has a conflict of
      interest in the Proposed Transaction..................   54
     While we did obtain a fairness opinion with respect to
      the Proposed Transaction, we did not retain an
      unaffiliated, independent third party to represent
      your interests in the structuring of the Proposed
      Transaction...........................................   54
     The Proposed Transaction has not been solicited by
      unaffiliated limited partners.........................   54
     You do not have any dissenters' or appraisal rights in
      this transaction......................................   55
     If a majority of the holders of limited partnership
      units approve the Proposed Transaction, you will be
      bound by that decision, even if you vote to
      "disapprove" the Proposed Transaction.................   55
     The promissory note that will be issued from Northland
      as partial payment of the transaction price will be an
      unsecured obligation of Northland.....................   55
     Northland shall have the right to off-set against its
      promissory note indemnification obligations of NCP-Six
      under the Northland asset purchase agreement, to the
      extent those indemnification obligations exceed
      NCP-Six's retained funds..............................   55
     The amount and timing of final distributions to
      unaffiliated limited partners may be affected by
      unanticipated or contingent liabilities, including any
      potential litigation arising out of the Adelphia
      Transaction and/or the Proposed Transaction...........   56
     The payments to the limited partners may be subject to
      review under relevant state and federal fraudulent
      conveyance laws if a bankruptcy case or lawsuit is
      commenced by or on behalf of unpaid creditors of
      NCP-Six...............................................   56
     The Proposed Transaction will be a taxable event for
      U.S. federal income tax purposes. This may result in
      substantial recognition of gain to you................   57
     Even if the requisite majority of the unaffiliated
      limited partners of NCP-Six vote to approve the
      Proposed Transaction, the Proposed Transaction may not
      close due to a lack of required financing.............   57
BACKGROUND AND REASONS FOR EXTENDING THE TERM OF NCP-SIX....   57
RISK FACTORS (Related to the Ongoing Operation of NCP-Six
  and its Cable Systems)....................................   58
     NCP-Six operates in a very competitive business
      environment, which can affect its business and
      operations............................................   59
     NCP-Six may not be able to fund the capital
      expenditures necessary to keep pace with technological
      developments or its customers' demand for new products
      or services. This could limit its ability to compete
      effectively...........................................   59

                                                              PAGE
                                                              ----
     NCP-Six operates its cable systems under franchises
      that are non-exclusive. Local franchising authorities
      can grant additional franchises and create competition
      in market areas where none existed previously.........   59
     NCP-Six's cable systems are operated under franchises
      that are subject to non-renewal or termination. The
      failure to renew a franchise could adversely affect
      NCP-Six's business in a key market....................   60
     Local franchise authorities have the ability to impose
      additional regulatory constraints on NCP-Six's
      business. This can further increase expenses..........   60
     NCP-Six's business is subject to extensive governmental
      legislation and regulation. The applicable laws and
      regulations, and changes to them, could adversely
      affect NCP-Six's business by increasing its
      expenses..............................................   60
     NCP-Six may be required to provide Internet service
      providers access to its networks. This could
      significantly increase NCP-Six's competition and
      adversely affect the upgrade of its systems or its
      ability to provide new products and services..........   60
     Despite recent deregulation of expanded basic cable
      programming packages, we are concerned that cable rate
      increases could give rise to further regulation. This
      could impair NCP-Six's ability to raise rates to cover
      its increasing costs or cause NCP-Six to delay or
      cancel service or programming enhancements............   61
PROPOSED AMENDMENT NO. 1 TO THE NCP-SIX PARTNERSHIP
  AGREEMENT.................................................   61
PROPOSED AMENDMENT NO. 2 TO THE NCP-SIX PARTNERSHIP
  AGREEMENT.................................................   61
CONFLICTS OF INTEREST.......................................   62
  Fiduciary Responsibilities................................   62
  Conflicts of Interest of the Managing General Partner.....   62
  Conflict of Interest of the Administrative General Partner
     and Related Matters....................................   63
  Certain Payments to the Managing General Partner..........   63
THE SPECIAL MEETING.........................................   64
  Purpose of Special Meeting................................   64
  Record Date; Limited Partners Entitled to Vote at the
     Special Meeting........................................   64
  Quorum; Vote Required for Approval........................   64
  Use of Proxies at the Special Meeting.....................   64
  Revocation of Proxies.....................................   65
  Solicitation of Proxies...................................   65
INFORMATION ABOUT NCP-SIX...................................   65
  General...................................................   65
  Business..................................................   66
  The Systems...............................................   67
     Starkville, Mississippi................................   67
     Philadelphia, Mississippi..............................   67
     Highlands, North Carolina..............................   68
     Barnwell, South Carolina...............................   68
     Bennettsville, South Carolina..........................   68
     Employees..............................................   68
     Customers..............................................   69
     Seasonality............................................   69
  Competition...............................................   69
  Regulation and Legislation................................   70
     Summary................................................   70
     Cable Rate Regulation..................................   71
     Cable Entry Into Telecommunications....................   72
     Internet Service.......................................   73
     Telephone Company Entry Into Cable Television..........   73

                                                              PAGE
                                                              ----
     Electric Utility Entry Into Telecommunications and
      Cable Television......................................   74
     Ownership Restrictions.................................   74
     Must Carry and Retransmission Consent..................   74
     Access Channels........................................   75
     Access to Programming..................................   75
     Inside Wiring; Subscriber Access.......................   75
  Other Regulations of the Federal Communications
     Commission.............................................   76
     Copyright..............................................   76
     State and Local Regulation.............................   77
  Legal Proceedings.........................................   78
  NCP-Six's Management's Discussion and Analysis of
     Financial Condition and Results of Operations..........   78
     General................................................   78
     Results of Operations for 2000 and 1999................   78
     Results of Operations for Years Ended 1999 and 1998....   79
     Selected Quarterly Financial Data......................   80
     Liquidity and Capital Resources........................   80
     Capital Expenditures and Improvements..................   81
     Recent Acquisitions and Dispositions...................   82
  Affiliates of NCP-Six.....................................   82
MANAGEMENT AND BENEFICIAL OWNERSHIP OF NCP-SIX..............   82
  Management of NCP-Six.....................................   82
     General................................................   82
     Officers and Directors of Northland Communications
      Corporation...........................................   83
     Officers and Directors of FN Equities Joint Venture....   85
  Beneficial Ownership......................................   85
  Changes in Control........................................   85
FINANCIAL STATEMENTS........................................   87



EXHIBIT A  --   FORM OF PROXY...............................................  A-1
EXHIBIT B  --   AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED
                PARTNERSHIP OF NORTHLAND CABLE PROPERTIES SIX LIMITED
                PARTNERSHIP.................................................  B-1
EXHIBIT C  --   FORM OF PROPOSED AMENDMENT NO. 1............................  C-1
EXHIBIT D  --   FORM OF PROPOSED AMENDMENT NO. 2............................  D-1
EXHIBIT E  --   ADELPHIA TRANSACTION ASSET PURCHASE AGREEMENT...............  E-1
EXHIBIT F  --   PROPOSED TRANSACTION ASSET PURCHASE AGREEMENT...............  F-1
EXHIBIT G  --   PROPOSED TRANSACTION PROMISSORY NOTE........................  G-1
EXHIBIT H  --   APPRAISAL OF DANIELS & ASSOCIATES...........................  H-1
EXHIBIT I  --   APPRAISAL OF COMMUNICATIONS EQUITY ASSOCIATES...............  I-1
EXHIBIT J  --   FAIRNESS OPINION OF HOULIHAN LOKEY AS TO THE ADELPHIA
                TRANSACTION.................................................  J-1
EXHIBIT K  --   FAIRNESS OPINION OF HOULIHAN LOKEY AS TO THE PROPOSED
                TRANSACTION.................................................  K-1
EXHIBIT L  --   NCP-SIX LIQUIDATING TRUST AGREEMENT.........................  L-1

                                    SUMMARY


     This summary highlights selected information and may not contain all of the information that is important to you. You should carefully read this entire proxy statement and the attached exhibits for a more complete understanding of the Proposed Transaction.



     (Throughout this proxy statement, when we use "we," "us" or "our," we refer to Northland Communications Corporation and FN Equities Joint Venture, the two general partners of NCP-Six. When we use "Northland," we refer to Northland Communications Corporation and its subsidiaries, or its assigns, in its capacity as purchaser of the assets of NCP-Six in the Proposed Transaction. When we use "Managing General Partner," we refer to Northland Communications Corporation only in its capacity as the managing general partner of NCP-Six. Similarly when we use "Administrative General Partner," we refer to FN Equities Joint Venture only in its capacity as the administrative general partner of NCP-Six. When we use "General Partners," we refer collectively to the Managing General Partner and the Administrative General Partner.)



     The following organizational chart shows the interrelationship between NCP-Six, its general partners, and Northland and its affiliated entities as of December 31, 2000.



                                    [CHART]



EXTENDING THE TERM OF NCP-SIX AND PROPOSED AMENDMENT NO. 1 TO THE NCP-SIX
PARTNERSHIP AGREEMENT (SEE PAGE   )



     This proxy statement relates to a proposal being made to the unaffiliated limited partners of NCP-Six to consider and vote on an amendment to the NCP-Six Partnership Agreement that would extend the term of NCP-Six from its current expiration date of December 31, 2001 until December 31, 2007. Without such amendment to the NCP-Six Partnership Agreement, NCP-Six is currently scheduled to terminate on December 31, 2001, and upon such termination, the General Partners will be required to initiate the winding up of NCP-Six's affairs pursuant to the terms and conditions set forth in the NCP-Six Partnership Agreement and Washington law. Even before December 31, 2001, however, NCP-Six will face the maturity of its current credit facility. That credit facility is currently scheduled to mature on June 30, 2001. Based on discussions with NCP-Six's lenders, we do not believe the maturity date can be further extended without first extending the term of the partnership for a reasonable period of time. As of December 31, 2000, the balance owed on the NCP-Six credit facility was $28,215,281. Regardless of whether you vote to approve the Proposed Transaction, we recommend that you vote to approve Proposed Amendment No. 1 to the NCP-Six Partnership Agreement. Please refer to the section titled
"Background and Reasons for Extending the Term of NCP-Six" at page   . A copy of
the NCP-Six Partnership Agreement and Proposed Amendment No. 1 are attached to this proxy statement for your review as Exhibits B and C, respectively.



SUMMARY OF THE ADELPHIA TRANSACTION (SEE PAGE   )



     If consummated as currently planned, the Adelphia Transaction will result in the sale of the entirety of NCP-Six's Bennettsville, South Carolina operating system to Adelphia Communications Corporation, its affiliates or assigns, (collectively, "Adelphia") for $8,388,000, subject to certain adjustments. The Adelphia Transaction does not require the approval of unaffiliated limited partners and is expected to close on February 28, 2001 pursuant to the terms and conditions of the asset purchase agreement between Adelphia and NCP-Six, a copy of which is attached to this proxy statement as Exhibit E. The net proceeds from the Adelphia Transaction will be used to pay down the current balance owed on the NCP-Six credit facility as required by the applicable loan agreement for that credit facility between NCP-Six and its lenders.


SUMMARY OF THE PROPOSED TRANSACTION AND PROPOSED AMENDMENT NO. 2 TO THE NCP-SIX
PARTNERSHIP AGREEMENT (SEE PAGE   )



     This proxy statement also relates to a proposal being made to the unaffiliated limited partners of NCP-Six to consider and vote on an amendment to the NCP-Six Partnership Agreement that would authorize the sale and distribution by NCP-Six of the remaining cable television systems and other assets owned by it to Northland Communications Corporation or its assigns. This sale will only take place following the sale of NCP-Six's Bennettsville, South Carolina operating system to Adelphia. The Proposed Transaction is subject to the approval of holders of a majority in interest of the units of limited partnership of NCP-Six (excluding the 30 units held by us or our affiliates). If completed, the Proposed Transaction will result in the following:



     - All of NCP-Six's assets (excluding its Bennettsville, South Carolina operating system) will be sold to Northland or an affiliate thereof in a transaction valued at $62,250,000. The assets that will be acquired by Northland will include NCP-Six's cable television franchises and cable television systems located in Starkville, Mississippi; Philadelphia, Mississippi; Highlands, North Carolina; and Barnwell, South Carolina.



     - At closing, Northland will assume some partnership liabilities, which will result in a downward adjustment to the purchase price, and NCP-Six will make an in-kind distribution to Northland of assets equal in value to Northland's partnership interest in NCP-Six.



     - Northland will pay for the assets with cash and a $9,875,000 promissory note. It is currently estimated that the total amount of cash payable by Northland will be approximately $46,900,000. The total value of the cash and promissory note payable by Northland and the in-kind distribution to Northland will be $62,250,000, as adjusted for assumed liabilities and other matters. See "Projected Cash Available From Liquidation" at page
           .



     - The promissory note will be due and payable in two equal installments (the first installment on the first anniversary of closing the Proposed Transaction and the second installment on the second anniversary of closing the Proposed Transaction) and will be held by a liquidating trust that we will establish (the "Liquidating Trust").



     - The promissory note will bear interest at a fixed rate per annum of six and one-half percent, will be full recourse and unsecured. The maker on the note will be Northland and the note will be subordinated to Northland's senior debt, of which Northland currently has senior debt in the aggregate amount of $53,900,000.



     - NCP-Six will set aside appropriate amounts for payment of liabilities not assumed by Northland in the transaction and other partnership obligations. This includes an aggregate amount of $750,000 to be funded from cash paid by Northland at closing, which will also be retained by NCP-Six in the Liquidating Trust. Amounts remaining in the Liquidating Trust following the later of the second anniversary of closing the Proposed Transaction, or resolution of any contingent liabilities of NCP-Six, will be distributed to the unaffiliated limited partners and the Administrative General Partner pursuant to their respective ownership interests in NCP-Six.



     - Net proceeds from both the Adelphia Transaction and the Proposed Transaction remaining after the payment of NCP-Six's debt and provisions for requirements associated with winding up the partnership will be distributed only to the unaffiliated limited partners and to the Administrative General Partner of NCP-Six, pursuant to their respective interests as set forth in the NCP-Six Partnership Agreement.



     - Northland, as the managing general partner of NCP-Six, will not receive a cash distribution but will instead receive only an in-kind distribution of its percentage interest of the assets of NCP-Six.

      The result will be that Northland will receive a credit towards the purchase price equal to its ownership interest in the assets being purchased. This adjustment will, however, have no impact on the distribution to be made to unaffiliated limited partners, who will still receive the same distribution as if a purchase price equal to $62,250,000 for the Proposed Transaction was paid by a third-party purchaser. The NCP-Six Partnership Agreement will need to be amended to provide for the in-kind distribution required for the Proposed Transaction. The form of that amendment is Proposed Amendment No. 2, a copy of which is attached to this proxy statement as Exhibit D.



     - Distributions to the unaffiliated limited partners and the Administrative General Partner over the life of the partnership per partnership unit were estimated as of December 31, 2000 to be in the vicinity of:


                                          INITIAL DISTRIBUTION                                                TWO YEARS AFTER
                                             120 DAYS AFTER                      ONE YEAR AFTER CLOSING           CLOSING
       ANTICIPATED          PRIOR CASH        CLOSING THE        NON-RESIDENT         THE PROPOSED              THE PROPOSED
      DISTRIBUTIONS        DISTRIBUTION   PROPOSED TRANSACTION       TAX               TRANSACTION              TRANSACTION
      -------------        ------------   --------------------   ------------   -------------------------   --------------------
                                                                                PRINCIPAL AND
                                                                                ESCROWED FUNDS   INTEREST   PRINCIPAL   INTEREST
                                                                                --------------   --------   ---------   --------
- Per $500 partnership
  unit...................      $128              $  709              $ 58            $191          $21        $159        $10
- Per $1,000
  investment.............      $255              $1,418              $115            $382          $41        $318        $21


       ANTICIPATED
      DISTRIBUTIONS        TOTAL
      -------------        ------

- Per $500 partnership
  unit...................  $1,276
- Per $1,000
  investment.............  $2,550



     This cumulative estimate includes:



     - prior cash distributions to date of $128 per partnership unit (or $255 per $1,000 investment), plus



     - an initial post-closing distribution of $709 per partnership unit (or $1,418 per $1,000 investment) from the Proposed Transaction, plus



     - the first promissory note installment and Adelphia escrow distribution of $191 per partnership unit (or $382 per $1,000 investment), plus interest of $21 per partnership unit (or $41 per $1,000 investment), plus



     - the second promissory note installment distribution of $159 per partnership unit (or $318 per $1,000 investment), plus interest of $10 per partnership unit (or $21 per $1,000 investment), and



     - a non resident tax paid on behalf of the unaffiliated limited partners of $58 per partnership unit (or $115 per $1,000 investment).



THE AMOUNTS SET FORTH IN THE PRECEDING TABLE ARE PROVIDED ON A PRO FORMA BASIS AS OF DECEMBER 31, 2000, AND ARE BEING PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. IT IS CURRENTLY ANTICIPATED THAT THE PROPOSED TRANSACTION WILL CLOSE IN JUNE 2001. ACTUAL AMOUNTS WILL VARY FROM THESE PROJECTIONS. FOR DETAILS, SEE "PROJECTED CASH AVAILABLE FROM LIQUIDATION" ON PAGE ).



     - Within 120 days after closing the Proposed Transaction, even if the term of NCP-Six is extended, NCP-Six will be dissolved and liquidated and all available cash will be distributed to the unaffiliated limited partners and the Administrative General Partner, in accordance with the terms of the NCP-Six Partnership Agreement as amended by Proposed Amendment No. 2 and the Liquidating Trust Agreement, a copy of which is attached as Exhibit L.


FAIRNESS OF THE PROPOSED TRANSACTION (SEE PAGE   )


     We believe the terms of the Proposed Transaction are fair as a whole to NCP-Six and to you. We have based our determination as to the fairness of the Proposed Transaction on the following material factors, each of which is described in greater detail in this proxy statement:


     - the form and amount of consideration offered to you as a result of the Proposed Transaction;


     - the two independent appraisals prepared by Daniels & Associates and by Communications Equity Associates, which were used in part in our evaluation of the offers received in the third-party bid solicitation process and the Proposed Transaction price for the assets. (See "Appraisal Process and Fairness Opinions; Summary of
       Reports -- Daniels & Associates Appraisal" and "-- Communications Equity
       Associates Appraisal" at pages   and   , respectively);



     - the third-party bid solicitation process undertaken by NCP-Six to obtain bids from third parties for the purchase of the assets of NCP-Six, which bids were used in part in the determination of the fair market value of the assets and in our evaluation of the Proposed Transaction price. (See "Fairness of the Proposed Transaction," and "Background and Reasons for the Proposed Transaction -- 1999 Third-Party Bid Solicitation Process"
       and "-- 2000 Third-Party Bid Solicitation Process" at pages   and   ,
       respectively); and



     - the conclusions reached in the fairness opinions rendered by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan Lokey"), following their evaluation and analysis of the consideration to be received separately in the Adelphia Transaction and the Proposed Transaction (See "Appraisal Process and Fairness Opinions; Summary of
       Reports -- Houlihan Lokey Fairness Opinions" at page   ).



     In addition, under the terms of the NCP-Six Partnership Agreement, you have the opportunity to vote to "DISAPPROVE" the Proposed Transaction if you disagree with the Proposed Transaction.



OUR RECOMMENDATION (SEE PAGE   )



     Because there is no guarantee that the Proposed Transaction will actually close even if it is approved, we recommend that you vote to "Approve" to extend the term of NCP-Six regardless of how you vote on the Proposed Transaction. We have determined that the term of NCP-Six should be extended from its current expiration date of December 31, 2001 for an additional six years through December 31, 2007, in order to allow for continued operation of NCP-Six and sufficient time for future disposition of its assets in the event the Proposed Transaction does not close. If the Adelphia Transaction and Proposed Transaction are closed prior to June 30, 2001, the entirety of the assets of NCP-Six will have been sold and liquidation of the partnership and winding up of its affairs will be the natural next step to pursue in bringing the activities of NCP-Six to a close, in which case the term of NCP-Six need not be extended. If, however, the Proposed Transaction is not closed prior to June 30, 2001, NCP-Six's current credit facility matures on June 30, 2001, and we do not believe it will be extended without first extending the term of NCP-Six. As of December 31, 2000, the outstanding balance of the NCP-Six credit facility totaled $28,215,281. In order to amortize this debt through the anticipated normal course of operations of NCP-Six, we believe the shortest acceptable extension of the term of NCP-Six is six years. Furthermore, even if we are successful in extending the term of NCP-Six's credit facility maturity date, the NCP-Six Partnership Agreement currently provides that upon expiration of the term of NCP-Six on December 31, 2001, the general partners of NCP-Six are to liquidate the assets of NCP-Six and wind up its affairs. Either of these events would impose unnecessary time constraints on the disposition of the assets of NCP-Six which, we believe, may translate to a lower return on those assets, and a corresponding lower distribution to the unaffiliated limited partners of NCP-Six upon final dissolution. We therefore recommend that you vote to "Approve" extending the term of NCP-Six through December 31, 2007.



     After careful consideration of the Proposed Transaction and our conflicts of interest, we have also determined that the Proposed Transaction is in your best interests. We believe the Proposed Transaction is the most attractive alternative currently available for providing you with the opportunity to liquidate your investment and obtain a positive return on your investment in NCP-Six. We therefore also recommend that you vote to "Approve" the Proposed Transaction.

LIKELY CONSEQUENCES OF YOUR VOTE



     The following table summarizes the most likely consequences of a majority vote for or against each of the two proposals found in this proxy statement.



----------------------------------------------------------------------------------------------
 1. LIKELY CONSEQUENCES OF A VOTE TO            -NCP-Six will be unable to extend the term of
    "DISAPPROVE" EXTENDING THE TERM OF NCP-SIX.  its existing credit facility, which currently matures on June 30, 2001.
                                                -Unless the Proposed Transaction closes prior
                                                 to June 30, 2001, NCP-Six will have
                                                 insufficient funds to pay its existing credit
                                                 facility upon maturity, and its lenders may
                                                 force liquidation of its assets on an
                                                 expedited basis.
                                                -Even if NCP-Six is able to extend the term of
                                                 its existing credit facility beyond its June
                                                 30, 2001 maturity date, NCP-Six is to be
                                                 wound up upon the December 31, 2001
                                                 expiration of its term pursuant to the
                                                 NCP-Six Partnership Agreement.
                                                -If the Proposed Transaction is not closed by
                                                 the expiration of its December 31, 2001 term,
                                                 NCP-Six may have insufficient time to explore
                                                 alternative means to sell its assets for a
                                                 fair price.
                                                -FOR THESE REASONS, THE GENERAL PARTNERS
                                                 STRONGLY RECOMMEND THAT YOU VOTE TO EXTEND THE
                                                 TERM OF NCP-SIX REGARDLESS OF HOW YOU VOTE ON
                                                 THE PROPOSED TRANSACTION IN ORDER TO AVOID
                                                 THE REAL RISK THAT NCP-SIX MAY OTHERWISE BE
                                                 REQUIRED TO SELL ITS ASSETS UNDER SIGNIFICANT
                                                 TIME CONSTRAINTS THAT MAY RESULT IN A
                                                 SIGNIFICANTLY LOWER PURCHASE PRICE THAN COULD
                                                 OTHERWISE BE OBTAINED.
----------------------------------------------------------------------------------------------
 2. LIKELY CONSEQUENCES OF A VOTE TO "APPROVE"  -The likelihood of closing the Adelphia
    EXTENDING THE TERM OF NCP-SIX.               Transaction and the Proposed Transaction will
                                                 not be affected.
                                                -NCP-Six will be in a better position to seek
                                                 extension of its existing credit facility to
                                                 protect against foreclosure if the Proposed
                                                 Transaction is not closed by the credit
                                                 facility's June 30, 2001 maturity date.
                                                -If the Proposed Transaction is not closed, we
                                                 will have sufficient time to explore other
                                                 alternatives to sell the assets of NCP-Six
                                                 for a fair price without being forced to
                                                 dispose of those assets on an expedited
                                                 basis.
                                                -NCP-Six will be in a position to possibly
                                                 repay amounts currently outstanding under its
                                                 existing credit facility through cash
                                                 generated by operations during the six year
                                                 extension of the partnership's term if the
                                                 Proposed Transaction or suitable alternative
                                                 future sales fail to occur.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 3. LIKELY CONSEQUENCES OF A VOTE TO "APPROVE"  -All the assets of NCP-Six remaining after
    THE PROPOSED TRANSACTION.                    closing the Adelphia Transaction will be sold
                                                 to Northland or its assigns, subject to the
                                                 following conditions:
                                                -The prior closing of the Adelphia
                                                 Transaction.
                                                -Northland obtaining financing for the
                                                 Proposed Transaction.
                                                -Northland obtaining approval for the transfer
                                                 of all required licenses and franchises
                                                 required to operate the assets.
                                                -There shall have been no breach of the
                                                 covenants or representations and warranties
                                                 set forth in the Asset Purchase Agreement
                                                 between Northland and NCP-Six.
                                                -After closing the Proposed Transaction,
                                                 NCP-Six will commence liquidation, and the
                                                 proceeds from liquidation will be distributed
                                                 to the limited partners and the
                                                 Administrative General Partner as outlined in
                                                 this proxy statement.
----------------------------------------------------------------------------------------------
 4. LIKELY CONSEQUENCES OF A VOTE TO            -The Adelphia Transaction will be closed,
    "DISAPPROVE" THE PROPOSED TRANSACTION.       subject to the conditions to closing found in
                                                 the Asset Purchase Agreement between Adelphia
                                                 and NCP-Six.
                                                -The Proposed Transaction will be terminated
                                                 and we will explore other alternatives for the
                                                 sale of NCP-Six's remaining assets.
----------------------------------------------------------------------------------------------



CONFLICTS OF INTEREST OF THE MANAGING GENERAL PARTNER (SEE PAGE   )



     The Managing General Partner has faced and will continue to face substantial conflicts of interest in connection with the Proposed Transaction. These conflicts of interest arise out of its relationship with NCP-Six and the proposed agreement with Northland to acquire the assets. The Managing General Partner participated in the initiation and structuring of the Proposed Transaction and expects to receive benefits as a result of its completion. Assuming that the requisite approval of the unaffiliated limited partners is obtained, NCP-Six will be authorized to enter into an agreement with Northland for the disposition of the majority of its assets. The terms of the Proposed Transaction have been set by Northland acting in its capacity as the Managing General Partner.



CONFLICT OF INTEREST OF THE ADMINISTRATIVE GENERAL PARTNER



     In contrast to Northland as the Managing General Partner, the Administrative General Partner will have no economic or ownership interest in the assets following the closing of the Proposed Transaction, other than its right to receive payment with the unaffiliated limited partners of the liquidation proceeds. Still, both the Managing General Partner and the Administrative General Partner will receive economic benefits as a result of the disposition of NCP-Six's assets and subsequent liquidation of the partnership. Under the terms of the NCP-Six Partnership Agreement, the Administrative General Partner is entitled to its respective percentage share of any distribution made by NCP-Six. The estimated total cash proceeds (excluding interest on the note) payable to the Administrative General Partner as a result of the Proposed Transaction is approximately $1,480,000. See "Projected Cash Available From
Liquidation" on page   for a detailed discussion of the relative distributions
expected to be made to the General Partners and the unaffiliated limited partners.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION (SEE PAGE   )



     The receipt of cash in both the Adelphia Transaction and the Proposed Transaction will be taxable for federal income tax purposes and those transactions may also be a taxable transaction under applicable state, local and foreign tax laws. Accordingly, you will recognize a gain or loss on the payment of cash on your limited partnership units to the extent of the difference between the amount realized and your adjusted tax basis in your units. In addition, upon closing of the Proposed Transaction and dissolution of NCP-Six, any net losses of NCP-Six that were suspended under the passive loss rules of the Internal Revenue Code may be used to offset income and gain from the Adelphia Transaction and the Proposed Transaction.



VOTING AT THE SPECIAL MEETING



     You are entitled to one vote at the special meeting for each unit of limited partnership interest in NCP-Six that you own. You will receive notice of the special meeting and will be entitled to vote at the special meeting only if you were a holder of record of NCP-Six limited partnership units on the close of business on December 31, 2000.



     The affirmative vote of unaffiliated limited partners holding a majority of the outstanding units is required to "APPROVE" both (i) the extension of the term of NCP-Six from its current expiration date of December 31, 2001 until December 31, 2007 and (ii) the Proposed Transaction. If you "ABSTAIN" from voting, it will have the same effect as a vote to "DISAPPROVE" the proposal, or proposals, for which you abstain.



     A proxy card is included with this proxy statement, and we are asking you to complete, date and sign the proxy card and return it in the enclosed envelope as soon as possible. A proxy card that is properly completed, dated, signed and returned in time for voting with a vote specified on the proxy will be voted as requested.



     As of December 31, 2000, the record date for the special meeting there were 29,784 units ($500/unit) of limited partnership interest outstanding, held by 1,795 limited partners of record. Northland and its affiliates hold 30 units, none of which will be counted in determining whether the requisite approval has been obtained. All abstentions shall be counted as a "no" vote. Any signed and returned proxy cards that fail to vote on one or both of the proposed measures will be treated as a vote to approve the proposed measure for which a vote was not cast.



     You may revoke your proxy at any time prior to the special meeting by delivering to the Managing General Partner either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the special meeting and voting in person. Your attendance at the special meeting, by itself, will not revoke your proxy.



YOU DO NOT HAVE DISSENTERS' RIGHTS



     You are not entitled to dissenters' or appraisal rights in connection with the Proposed Transaction, under either the NCP-Six Partnership Agreement or Washington law.

                    SUMMARY HISTORICAL FINANCIAL INFORMATION


     NCP-Six is providing the following financial information to help you in your analysis of the Proposed Transaction. You should read the following financial information in conjunction with the Consolidated Financial Statements of NCP-Six and related notes, and "Information About NCP-Six -- NCP-Six's Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this proxy statement.



                                                                           YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------
                                                   1995         1996         1997         1998          1999          2000
                                                ----------   ----------   ----------   -----------   -----------   -----------
HISTORICAL STATEMENT OF OPERATIONS DATA:
  Revenues....................................  $8,611,947   $9,262,702   $9,644,320   $14,746,766   $15,005,218   $15,221,887
  Expenses....................................  $7,488,670   $7,883,536   $7,582,824   $13,125,628   $13,692,895    13,633,998
  Operating income............................  $1,123,277   $1,394,255   $2,061,496   $ 1,621,138   $ 1,312,323   $ 1,587,889
  Other income (expense)......................  $ (917,104)  $ (997,715)  $ (845,597)  $(2,990,739)  $(1,213,467)  $(2,914,282)
  Net income (loss)...........................  $  206,173   $  381,451   $1,215,899   $(1,369,601)  $    98,856   $(1,326,393)
  Allocation of net income (loss):
    General partners..........................  $    2,062   $    3,815   $   12,159   $   (13,696)  $       989   $   (13,264)
    Limited partners..........................  $  204,111   $  377,636   $1,203,740   $(1,355,905)  $    97,867   $(1,313,129)
  Net income (loss) per limited partnership
    unit......................................  $        7   $       13   $       40   $       (46)  $         3   $       (44)
  Cash distributions per limited partnership
    unit(1)...................................  $       10   $        3   $        0   $         0   $         0   $         0



                                                                           AS OF DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                               1995          1996          1997          1998          1999          2000
                                            -----------   -----------   -----------   -----------   -----------   -----------
HISTORICAL BALANCE SHEET DATA:
  Total assets............................  $14,778,671   $13,253,610   $13,609,386   $32,971,969   $30,603,533   $28,528,812
  Total liabilities.......................  $15,196,729   $13,365,510   $12,513,387   $33,249,571   $30,786,279   $30,037,951
  Partners' capital (deficit):
    General partners......................  $  (131,356)  $  (128,294)  $  (116,135)  $  (129,831)  $  (128,842)  $  (142,106)
    Limited partners......................  $  (286,702)  $    16,394   $ 1,212,134   $  (147,771)  $   (53,904)  $(1,367,033)


-------------------------

(1) Total cash distributions per limited partnership unit as of December 31, 2000 are $127.50 per partnership unit (or $255 per $1,000 investment).

                                SPECIAL FACTORS
                    (PERTAINING TO THE PROPOSED TRANSACTION)

     A number of special factors apply to the Proposed Transaction. You should consider the following factors carefully in evaluating the Proposed Transaction. You are also urged to read all of this proxy statement and all exhibits carefully in evaluating the Proposed Transaction and NCP-Six and its business before completing the accompanying proxy card.


BACKGROUND AND REASONS FOR THE PROPOSED TRANSACTION



GENERAL



     NCP-Six was formed on January 22, 1986 and began operations in 1986 with the acquisition of cable television systems serving several communities and surrounding areas in Mississippi and North Carolina. In a series of transactions since then, NCP-Six acquired and now operates the cable television systems of five operating groups located in the following geographic areas:



     - Starkville, Mississippi;



     - Philadelphia, Mississippi;



     - Highlands, North Carolina;



     - Barnwell, South Carolina; and



     - Bennettsville, South Carolina.



     All of the initial acquisitions were financed through a combination of limited partners' equity and bank loans, and the later acquisitions were financed through a combination of partnership cash flow and bank loans. As of December 31, 2000, the outstanding principal balance owing on NCP-Six's bank financing was approximately $28,215,281.



     When limited partners first invested in NCP-Six, the partnership's term was scheduled to terminate on December 31, 2001. That termination date was approximately fifteen years after most limited partners first invested in NCP-Six. It was never anticipated that NCP-Six would be listed on a securities exchange or quotation system. It was also never anticipated that an active secondary trading market would develop for partnership units in NCP-Six. Instead, it was anticipated that limited partners in NCP-Six would receive a return on capital through one or more distributions resulting from the sale of cable television systems developed by the partnership, and through distributions of excess operating capital from time to time, as available.



     We now believe that many investors have held their units for more than 14 years without liquidity and that a significant number of unaffiliated limited partners desire to liquidate their investment in NCP-Six at this time. There is no established secondary or public market in which the units are being actively traded, although we are aware that there has been some recent private sales activity and tender offers for NCP-Six partnership units, in addition to transfers in connection with estate and retirement planning, by will, gift or settlement. Pending a liquidation of NCP-Six, we believe the units will likely remain an illiquid investment. This lack of a formal secondary market for the units continues to restrict the ability of investors to increase or decrease their investment in response to changing personal circumstances or the performance of NCP-Six.



     Pursuant to the terms of the NCP-Six Partnership Agreement, NCP-Six is currently scheduled to terminate on December 31, 2001 unless the NCP-Six Partnership Agreement is amended to extend its term. Furthermore, NCP-Six has always incurred various degrees of borrowing to acquire, develop and operate its cable systems. NCP-Six's current borrowings include a $33,000,000 credit facility with a syndicated lending group led by First Union National Bank as Administrative Agent. As of December 31, 2000, NCP-Six had outstanding approximately $28,215,281 of borrowings from that facility, which as of last year had a maturity date of December 31, 2000. While we have been successful in negotiating an extension of the credit facility's maturity date until June 30, 2001, our lenders are unwilling to further extend the facility's maturity date due to the impending expiration of the partnership's term.



     Under these circumstances, in the spring of 1999, the managing general partner began to explore potential means to sell NCP-Six's assets in order to provide a liquidity event for the unaffiliated limited partners through one or more transactions that were not impacted by expedited time constraints. Our efforts were also motivated by the length of time over which unaffiliated limited partners have held their investment, and the belief that unaffiliated limited partners would now welcome the opportunity to liquidate their investment.



     We have not undertaken any general solicitation or survey of the unaffiliated limited partners to determine the desire of the unaffiliated limited partners to liquidate their investment. However, based on unsolicited comments and questions from unaffiliated limited partners with respect to a liquidation of their investment, we believe that our unaffiliated limited partners may welcome the opportunity. Furthermore, unlike today, in the late 1980's and early 1990's the market for buying and selling cable systems was significantly constrained by the lack of available financing and the implementation of governmental regulations capping rates for services that cable operators were allowed to charge. Recent industry consolidation, and market interest in cable systems due to digital programming and Internet services, as well as the anticipated convergence of various telecommunication mediums, also appear to us to have improved current valuations for cable systems. These events, coupled with the impending maturity of NCP-Six's credit facility and the expiration of the partnership's term, influenced our timing in exploring opportunities to pursue a potential opportunity for the partners of NCP-Six to liquidate their investment at this time.



     Our actions have also been recently motivated by activity of unrelated third parties in making tender offers and other offers to purchase units of NCP-Six at prices which, in our opinion, do not fairly represent the underlying value of the partnership interests of NCP-Six. These tender offers that have come to our attention include the following:



                  OFFERING PARTY                            DATES OF OFFER          OFFER AMOUNT
                  --------------                            --------------         ---------------
                                                                                   (PER $500 UNIT)
Madison Liquidity Investors........................  January, 2001                 $650
Everest Cable Investors LLC........................  January, 2001                 $600
                                                     June - July, 2001             $500
LP Investors, LLC..................................  January, 2000                 $600
Kendall Investment Partners........................  April, 2000                   $685
American Partnership Board (Auction Process).......  November, 1999 - April, 2000  $801 - $908



These offers are for amounts below the currently forecasted proceeds to be received by the unaffiliated limited partners of NCP-Six per partnership unit if the Proposed Transaction is consummated.



CHRONOLOGY OF EVENTS LEADING UP TO THE PROPOSED TRANSACTION



     Beginning in the spring of 1999, the Managing General Partner began to explore potential proposals to sell NCP-Six's assets in order to provide a liquidity event for the unaffiliated limited partners of NCP-Six. At that time, representatives of the Managing General Partner contacted Cairncross & Hempelmann, NCP-Six's legal counsel, to discuss options available to NCP-Six to provide an opportunity for liquidity to the limited partners. Representatives of the Managing General Partners held similar discussions with appraisal firms (Daniels & Associates and Communications Equity Associates), and the Managing General Partner and the Administrative General Partner engaged in general discussions regarding a liquidity event for the unaffiliated limited partners. Although the Managing General Partner and the Administrative General Partner are general partners of a number of other cable television system limited partnerships, the Administrative General Partner is independent of Northland. See "Information About NCP-Six -- Affiliates of NCP-Six." The possibility that Northland might acquire the assets of NCP-Six arose from the outset of these discussions. It was recognized that John S. Whetzell and Richard I. Clark, who are senior officers of the Managing General Partner and who are each shareholders of Northland

Telecommunications Corporation, the sole shareholder of the Managing General Partner, were required to assess the opportunity presented to both NCP-Six and Northland by the prospect of a sale or other disposition of the assets. By virtue of their dual capacity and their ownership interest in the Managing General Partner, Messrs. Whetzell and Clark faced a conflict of interest in
making this assessment. See "Conflicts of Interest" on page   .



     During the spring of 1999, the Managing General Partner and the Administrative General Partner discussed the feasibility of soliciting offers for the proposed sale of the assets of NCP-Six from third parties. In evaluating the possibility of Northland or an independent third party acquiring the assets, the General Partners' primary motivating factor was their desire to obtain liquidity for the unaffiliated limited partners at a maximized value. The General Partners recognized that the assets might be more attractive to Northland than to a third party. Factors identified that could make the acquisition more attractive to Northland included its familiarity with the operation of the assets and the ownership by Northland of other cable television systems in the vicinity of some of the assets. This proximity may afford Northland the opportunity to continue benefiting from certain economies of scale that NCP-Six has been experiencing, including centralized or regionalized billing, management and advertising functions, existing maintenance, installation, customer service and support personnel and utilization of existing regional infrastructure. While other third-party cable system owners and operators have cable systems adjacent to certain of the assets, NCP-Six is not aware of any single entity which owns or operates cable television systems near all or substantially all of the systems owned by NCP-Six. Accordingly, a third party may not experience the same economies of scale as those available to Northland. A third-party purchaser would also be forced to bear transaction costs that Northland would not be required to bear. For example, Northland's engineers are currently familiar with the technical aspects of the systems comprising the assets of NCP-Six, and Northland's management is familiar with NCP-Six's on-site operations and administrative staff. A third-party purchaser presumably would be required to devote additional management, administrative, human resources and technical attention to the operation of the assets while gaining the degree of familiarity with the assets that Northland has attained.



     In April 1999, the General Partners determined that it was an appropriate time to obtain an appraisal of the fair market value of the assets. Representatives of the Managing General Partner met with representatives of Daniels & Associates and Communications Equity Associates, to discuss the potential sale of NCP-Six and an appraisal of the assets. These firms are recognized for their experience in appraising cable television systems and other media-related businesses and were selected in large part based on their experience in the cable television industry generally and on their research capabilities and resources.



     Between April 26, 1999 and May 5, 1999, representatives of Daniels & Associates and Communications Equity Associates met with Richard I. Clark, Vice President of the Managing General Partner, to perform on-site due diligence inspections of the systems and the communities served.



     On May 25, 1999, NCP-Six formally engaged Communications Equity Associates to perform an appraisal of the fair market value of NCP-Six's assets with a valuation date as of July 1, 1999. On June 25, 1999, NCP-Six formally engaged Daniels & Associates to also perform an appraisal of the fair market value of NCP-Six's assets with the same valuation date of July 1, 1999.



     In early July 1999, each of Daniels & Associates and Communications Equity Associates delivered its written appraisal to the Managing General Partner valuing NCP-Six's assets as of July 1, 1999. The Daniels & Associates appraisal valued the assets at $73.3 million. The Communications Equity Associates appraisal valued the assets at $74.6 million.



     Concurrently with the appraisal process, representatives of the General Partners evaluated the possibility of obtaining third-party bids for the purchase of the assets. Notwithstanding Northland's interest in acquiring the assets, we determined to open the proposed sale of NCP-Six for the solicitation of bids from interested third parties. Based on the Managing General Partner's experience in connection with transactions involving similar sized cable television systems, and after considering the current small, rural cable system marketplace, the physical location of NCP-Six's systems and the cable operators known to the Managing General Partner who own systems in the vicinity of NCP-Six's systems, we concluded that soliciting a third-party purchaser for the assets would require NCP-Six to retain a broker. In an effort to obtain the best transaction value for the unaffiliated limited partners, we decided on a strategy whereby we would engage a broker to identify qualified potential buyers and to solicit the highest and best offer from each potential purchaser, after which we would review the dollar amount of the offers and consider the other terms and factors of each offer.



       1999 THIRD-PARTY BID SOLICITATION PROCESS



     Accordingly, on July 2, 1999, NCP-Six engaged Daniels & Associates to assist in brokering the sale of NCP-Six's cable systems to a third party. During July and early August 1999, Daniels & Associates contacted 35 potential purchasers regarding the solicitation of bids for the sale of all or a portion of NCP-Six's assets. The potential purchasers were selected by Daniels & Associates based on the broker's expertise in the marketplace and connections in the industry and belief as to purchasers that might be interested in purchasing systems similar to NCP-Six's in those geographic areas in which such systems are located. Daniels & Associates provided each potential purchaser that was interested in the bidding process with an identical three-ring binder containing information about NCP-Six and its assets, together with a form of asset purchase agreement, which bidders were free to mark up in submitting their offers to the general partners.



     During July 1999, we discussed the formation of a special committee to review the transaction and concluded that the expense of forming a special committee outweighed any benefits to the unaffiliated limited partners that might result from independent representation. As part of forming a special committee, we would have been required to, among other things, establish a procedure for selecting representative unaffiliated limited partners to serve on the committee, locate unaffiliated limited partners who would be willing to serve, incur management time and expense in educating the committee as to all aspects of NCP-Six's business, including travel to each of the systems and travel for committee meetings, and obtain liability and indemnification insurance for each committee member. We believed that a special committee was not necessary because we believe that the steps taken and to be taken constituted sufficient safeguards for the unaffiliated limited partners' interests, including:



     - the solicitation of bids from third parties through Daniels & Associates, an experienced broker of cable television systems; and



     - the commissioning of two independent appraisals of the fair market value of the assets to be used as a benchmark for evaluating the third-party bids.



In addition, we believed that the submission of the proposed sale of NCP-Six's assets to unaffiliated limited partners for their approval, as required by the NCP-Six Partnership Agreement, provided procedural safeguards to protect your interests.



     In early August 1999, potential purchasers performed on-site due diligence reviews of the systems under the supervision of Daniels & Associates. On August 20, 1999, the submission date for third-party bids, Daniels & Associates received offers from three potential purchasers ("Bidder A," "Bidder B," and "Bidder C"). Northland did not submit a bid. The offer by Bidder A proposed the purchase of all of NCP-Six's assets for a price of $76 million. The offer submitted by Bidder B included two options -- first, for all of the assets at a price of $70.4 million and, secondly, for all of the Mississippi operating group assets at a price of $46,635,000. The offer submitted by Bidder C also proposed the purchase of a portion of the systems only, namely, the Starkville, Mississippi system at a price of $19 million.



     The following table summarizes the four bids submitted, including identifying the NCP-Six assets subject to the bid, the total purchase price offered and the purchase price divided by the number of subscribers in the systems subject to the offer (which is an accepted valuation statistic in the cable television industry):



                                                            ESTIMATED PRICE
BID    BIDDER            ASSETS            PURCHASE PRICE   PER SUBSCRIBER
---   --------           ------            --------------   ---------------
 1    Bidder A   All                        $76,000,000         $2,303
 2    Bidder B   All                        $70,400,000         $2,136
 3    Bidder B   Mississippi only           $46,635,000         $2,389
 4    Bidder C   Starkville, Mississippi    $19,000,000         $2,312



     On August 30, 1999, Messrs. Whetzell, Clark, other senior officers of the Managing General Partner and representatives of Cairncross & Hempelmann met to review and evaluate the four offers. They reviewed the scope of the offers, the terms and amounts of the proposed purchase prices, and other conditions to the four offers. They discussed the terms of the offers and came up with a list of questions and clarification points for follow-up with Bidder A.



     On August 30, 1999, after a meeting of senior officers of the Managing General Partner, NCP-Six rejected the bids of Bidder B and Bidder C. NCP-Six rejected Bidder B's bid for all of the assets because the proposed purchase price was significantly lower than the purchase price proposed by Bidder A. NCP-Six also rejected Bidder B's bid for the assets of the Mississippi systems, and rejected Bidder C's bid for the assets of the Starkville system. Those bids were rejected because we concluded that selling only a portion of the assets of NCP-Six without a mechanism for selling the remaining assets of NCP-Six was not in the best interests of NCP-Six or its unaffiliated limited partners. Those bids were also rejected because they did not provide the potential for sufficient liquidity of unaffiliated limited partners' investments if they so desired. Neither bid proposed a purchase price that was materially higher (on a per subscriber basis) than the bid for all the assets submitted by Bidder A. Moreover, given the extent of the brokerage effort undertaken by Daniels, we did not believe any other potential purchasers would come forward to buy the other systems. In order to negotiate what, at the time, seemed to be the bid most in line with the interests of the unaffiliated limited partners of NCP-Six, the General Partners focused their efforts on the offer of Bidder A.



     Specifically, Bidder A's offer included the following material terms:



     - an all cash purchase price of $76 million for all of the assets of NCP-Six, exclusive of cash on hand, prepaid expenses, accounts receivable, subscriber deposits, and current liabilities;



     - a purchase price adjustment equal to $2,300 multiplied by the number of NCP-Six subscribers under 33,000 actually delivered at closing;



     - prior to closing, a $3.5 million break up fee to be secured by a letter of credit and to serve as liquidated damages to Bidder A if NCP-Six breached the Agreement prior to closing;



     - after closing, a hold-back escrow equal to $3.5 million to secure NCP-Six's indemnification obligations for one year from the closing date;



     - an unclear position as to whether Bidder A would require financing in order to complete the proposed purchase.



     On September 3, 1999, the Managing General Partner responded by letter to Bidder A, requesting clarification on several threshold matters concerning Bidder A's proposal. The letter specifically requested clarification on conditions to signing a definitive agreement, financing and the availability of funds, and proposed remedies for breaches of the definitive agreement.



     On September 9, 1999, Messrs. Whetzell, Clark, other senior officers of the Managing General Partner and representatives of Cairncross & Hempelmann met to discuss oral comments provided by representatives of Bidder A. We then decided to request from Bidder A a written response to the letter of September 3, 1999, and set a deadline of September 17, 1999 for that response.

     On September 17, 1999, Bidder A responded in writing to the letter of September 3, 1999. The response included, among other things, a new condition that the transaction include provision for payment of a break-up fee if the transaction was not consummated due to the failure of the unaffiliated limited partners to approve the transaction and the assets were subsequently sold to another party within three years. The break-up fee payment was to be the greater of (i) $3.8 million or (ii) fifty percent (50%) of the difference between the actual sale price for those assets and Bidder A's offer. The response also clarified that Bidder A would not require a financing condition to closing because it had adequate funds available.



     On September 23, 1999, Messrs. Whetzell and Clark, other senior officers of the Managing General Partner, the Administrative General Partner and representatives of Cairncross & Hempelmann participated in a conference call to discuss the offer from Bidder A as revised by its letter of September 17, 1999. The representatives of the General Partners discussed the terms of the offer, including the break-up fee, payment terms for the purchase price and the terms of Bidder A's proposed asset purchase agreement.



     Representatives of the general partners exhaustively reviewed the terms of Bidder A's bid for the NCP-Six assets, including holding discussions with Daniels, who had verbal communications with representatives of Bidder A, and reviewing the September 17, 1999 letter from Bidder A clarifying its original bid. Finally, on September 23, 1999, NCP-Six rejected the bid of Bidder A. We determined that the $76 million purchase price proposed by Bidder A provided excellent value to the unaffiliated limited partners, since the proposed purchase price exceeded the appraised value of the assets as determined by Daniels & Associates and by Communications Equity Associates. However, we concluded that the other terms of the purchase agreement submitted by Bidder A under which the assets would be sold, were not as advantageous to NCP-Six and could significantly decrease the value of the transaction to the unaffiliated limited partners of NCP-Six, such as through a break-up fee, payment provisions in the event of a short-fall in the number of subscribers and stringent representations and warranties. At the time, Northland had not made an offer to purchase the assets of NCP-Six, and our decision to reject Bidder A's offer was not based on an expectation that Northland would subsequently attempt to make an offer for those assets.



            NORTHLAND'S 1999 OFFER TO PURCHASE NCP-SIX ASSETS



     Following rejection of all the third-party bids, Northland decided to submit an offer to acquire all of the assets of NCP-Six. While Northland was not interested in participating in the 1999 bid process, Northland did subsequently agree to submit an offer to purchase the assets of NCP-Six on the condition that it could secure required financing. The Northland offer proposed a total valuation of $76 million, an amount equal to that of Bidder A, the highest third-party bid. The Northland offer included a $3.8 million promissory note as partial consideration for the transaction, representing an amount substantially equal to the hold-back amount proposed by Bidder A, the highest third-party bidder.



     After reviewing the Northland offer, we believed that Northland's 1999 offer was more favorable to NCP-Six and its limited partners than any of the third-party bids we had received. The following is a discussion of some of the material factors underlying our belief that Northland's 1999 offer was more favorable than the third-party bids received in 1999.



     - No Break-Up Fee. A significant difference between the terms of the proposals that lead us to favor Northland's 1999 offer was a break-up fee proposed by Bidder A. If the asset purchase agreement was signed with Bidder A, but the transaction failed to close because the unaffiliated limited partners of NCP-Six failed to approve it, then NCP-Six would have been liable to Bidder A for its costs and expenses (including attorneys' fees) incurred with respect to the transaction (such as due diligence expenses and costs of negotiating the agreement). In addition, if at any time in the subsequent three years NCP-Six were to sell the assets to another party, NCP-Six would have been required to pay to Bidder A the greater of $3.8 million or 50% of the amount for which the assets were sold in excess of $76 million. We believed that these provisions regarding payment of a break-up fee and reimbursement of costs and attorneys' fees represented a significant potential liability to NCP-Six had we proceeded with the transaction with Bidder A. Additionally, we were concerned that this break-up fee provision may have had the negative effect of inducing unaffiliated limited partners to approve the transaction, regardless of its merits, merely to avoid payment of the break-up fee. In contrast, Northland's 1999 offer did not include a break-up fee or a reimbursement of expense provision.



     - Lower Transaction Costs. The sale of the assets to Bidder A, a third party, could have involved significant transaction costs not applicable to Northland's 1999 proposed transaction, such as costs of due diligence and of negotiating a definitive agreement. We expected that the professionals' fees that NCP-Six would pay in connection with Northland's 1999 proposed transaction would be far lower than the fees that NCP-Six would have paid in a transaction with Bidder A or another unaffiliated third party. We estimated that we would save between $100,000 and $250,000 in expenses in the transaction with Northland as compared to a third party.



     - Limited Representations and Warranties. Another significant difference between Northland's 1999 offer and Bidder A's bid was the breadth of the representations and warranties that NCP-Six would be required to make in a transaction with a third party. It is typical in business asset purchase agreements for the seller to make extensive representations and warranties about the seller's business and the assets to be acquired. The accuracy and completeness of such representations by the seller is a condition to the buyer's obligation to close the transaction. Claims for indemnification made by the buyer against the seller after the closing of an asset purchase transaction are often based on the seller's representations and warranties. In the proposed asset purchase agreement submitted by Bidder A, NCP-Six would have been required to make extensive representations and warranties about the systems, the subscribers, and other aspects of its business. On the other hand, because Northland, as managing general partner of NCP-Six, has extensive knowledge about NCP-Six's operations, Northland required NCP-Six to make only a very limited number of representations and warranties, relating to partnership power and authorization matters, rather than representations about the systems or the business. The limited number of representations requested of NCP-Six by Northland in 1999 were the minimum required to assist Northland with its application for financing.



     - No Adjustment for Number of Equivalent Basic Subscribers. Northland's 1999 offer did not include any adjustment to the transaction price based on the number of equivalent basic subscribers served by the systems at closing. In contrast, the bid submitted by Bidder A included a downward adjustment to the purchase price of $2,300 for every subscriber at closing served by the systems fewer than a minimum of 33,000 subscribers. We felt that this was a significant negative factor of Bidder A's bid due to the recent historical attrition in subscriber counts experienced by NCP-Six primarily due to increased competition from satellite delivered services. As of July 1999, the total estimated number of equivalent basic subscribers served by the systems was 32,597, representing an approximate 1.8% decrease in the number of these subscribers from the estimated total of 33,183 for the prior year at July 1998. That amount as of July 1999 also represented a 1.1% decrease from the number of equivalent basic subscribers at March 31, 1999 of 32,963. The number of subscribers at March 31, 1999 was provided to all third-party bidders by Daniels & Associates. Based on the number of equivalent basic subscribers at July 1999, the purchase price from Bidder A would have been adjusted downward from $76 million to approximately $75,073,100, and it would have been subject to further decrease if the number of subscribers at closing declined from the July 1999 figure.



     - No Post-Closing Escrow Deposit by NCP-Six. The offer received from Bidder A included a provision requiring NCP-Six to deposit $3.5 million of the sales proceeds into a hold-back escrow account to secure any indemnification rights of Bidder A after closing. This post-closing escrow would have had the effect of reducing the funds payable to the unaffiliated limited partners at closing. Northland's 1999 offer, on the other hand, did not require NCP-Six to deposit any amount into an escrow account. However, the General Partners had determined that NCP-Six should retain $750,000 from the cash paid by Northland at closing to secure contingent liabilities and potential indemnification obligations of NCP-Six that may arise. Regardless of whether NCP-Six were selling its assets to Northland or an independent third party, we would include a reserve or escrowed funds to secure these contingent liabilities and indemnification obligations.



     - Limitation on Liability of NCP-Six. Northland's 1999 offer included a maximum cap on NCP-Six's liability for any indemnification obligations under the purchase agreement in an amount equal to four percent of the total valuation price (which is approximately $3.04 million). Northland's 1999 offer also included a provision that NCP-Six would not be liable for indemnification until the total amount of claims exceeded $250,000. The form asset purchase agreement sent to prospective third party bidders also contained the four percent cap on liability and the $250,000 deductible. However, the bid and further clarification received from Bidder A indicated that the four-percent cap was not acceptable and that the amount of the cap and the deductible would need to be negotiated.



     In addition to the favorable terms described above, we considered a variety of factors of Northland's 1999 offer that may have been less favorable to NCP-Six and its limited partners than the terms of Bidder A's bid.



     - Terms of the Promissory Note. The $3.8 million promissory note to have been issued by Northland at closing was to be an unsecured obligation of Northland and was to be subordinated to Northland's senior debt (including approximately $53 million in then current senior debt and approximately $66.4 million in additional bank financing that Northland would have needed to obtain in connection with the transaction proposed by Northland's 1999 offer). Northland's promissory note was not to be guaranteed by any other party. The note was also to bear interest at a fixed rate of six percent per annum.



     - No Earnest Money Deposit by Buyer. The form asset purchase agreement sent to prospective third party bidders contained a provision that required the buyer to deposit five percent of the total purchase price into an escrow account when the asset purchase agreement was signed to secure the Buyer's obligations to close the transaction. The offer received from Bidder A included an agreement by Bidder A to deposit $3.8 million into an escrow account. The Northland offer, however, did not require Northland to deposit any amount into an escrow account either at the time the asset purchase agreement was signed, or at any time prior to closing.



     Despite these potentially less favorable terms, we felt that Northland's offer was superior to the bids previously received from Bidder A, Bidder B and Bidder C. We therefore, sought to pursue Northland's offer, rather than revisit any of the previous offers received.



     In October, 1999, representatives of the Managing General Partner met with representatives of Cairncross & Hempelmann to discuss a preliminary draft of a Proxy Statement soliciting the consent of unaffiliated limited partners to the sale of NCP-Six's assets to Northland on the terms set forth in Northland's offer. On December 6, 1999, the General Partners filed with the Securities and Exchange Commission a preliminary draft of the corresponding proxy statement, as Northland attempted to secure its necessary financing.



       RECISSION OF NORTHLAND'S 1999 OFFER DUE TO LACK OF ACCEPTABLE FINANCING



     In October 1999, Northland began preliminary discussions with the agent bank of its lending group regarding the financing of its 1999 offer. In January, 2000, the lender presented to Northland financing terms that were deemed by Northland to be unacceptable due to the overall cost of the debt, and other terms and conditions that were required as part of the proposed loan commitment. When Northland presented its original offer to purchase the assets of NCP-Six for a valuation of $76 million it was clear that Northland had to secure financing to consummate the purchase, and that at the time Northland did not know whether it could secure such financing at an acceptable cost. Northland's offer was therefore subject to it securing acceptable financing in Northland's sole discretion. At the time, Northland was not aware of alternative lending sources that were likely to provide the financing required to make the purchase based on a $76 million valuation. As a result, Northland rescinded its 1999 offer once Northland determined that it could not secure acceptable financing. The preliminary proxy statement filed on

December 6, 1999 was subsequently withdrawn before being submitted to any unaffiliated limited partners for consideration.



       2000 THIRD-PARTY BID SOLICITATION PROCESS



     As a result of our continuing belief that a significant number of unaffiliated limited partners may desire to liquidate their investment in NCP-Six, the Managing General Partner decided to institute a second round of bids in which Northland would actively participate. At the time we continued to be motivated by the impending maturity date of NCP-Six's credit facility, the fast approaching expiration date of the partnership's term, and the continued positive market environment for cable systems. The second bid solicitation process provided for the ability to submit bids, on a system by system basis, for the separate cable systems of NCP-Six, but the goal remained to find a means to sell all of the systems of NCP-Six for a fair price before the expiration of the partnership's term. Accordingly, NCP-Six once again engaged Daniels & Associates to assist in brokering the sale of NCP-Six's cable systems.



     During June and July 2000, Daniels contacted several potential purchasers regarding the sale of NCP-Six's systems, including all of the 1999 bidders. On July 18, 2000, Daniels also provided each of the potential purchasers who expressed an interest in purchasing some or all of the assets with a form asset purchase agreement and with information about NCP-Six. Bidders were instructed to submit to Daniels, by August 8, 2000, an offer for some or all of the assets of NCP-Six. Submitted offers were to include the bidder's highest non-negotiable purchase price and a mark-up of the form asset purchase agreement, indicating the terms on which the purchaser was willing to agree. NCP-Six would evaluate and review all submitted bids, but would be under no obligation to accept any offer. Bidders were also advised that Northland or its affiliates might bid on some or all of the assets. In order to avoid the possibility that Northland could learn of the specific terms of a third-party's bid before Northland's bid submission, Daniels advised all bidders that the bids were to be marked as "confidential" and then sent only to an independent law firm, Hubbard and Johnson, P.C., who would hold each bid on a blind bid basis. The bid results would then only be disclosed after the deadline for submission of bids had passed. Similar procedural safeguards were not followed in the 1999 bidding process because Northland did not intend to submit a bid at that time. Then, on July 28, 2000, Daniels sent each of the potential bidders follow-up bid instructions and advised that if any bidders submitted offers within two percent of the top bid (as separately evaluated for each operating system), those bidders would be invited to resubmit a second offer for each operating system for which their bid was within the two percent threshold.



     On August 8, 2000, Daniels received bids for NCP-Six assets from four different bidders, including Northland. Of those bids, only Northland offered to purchase all of the assets of NCP-Six. The other three bidders limited their offers to between one and two operating systems.

     The following table summarizes the four initial bids, including identifying the NCP-Six assets subject to each bid, the total purchase price offered, and the purchase price divided by the number of subscribers in the systems subject to each offer:



                                                                                ESTIMATED
                                                              PURCHASE            PRICE
  BID       BIDDER                 ASSETS                      PRICE         PER SUBSCRIBER
  ---      ---------               ------                  --------------    ---------------
  1        Bidder A     Bennettsville, South Carolina       $ 7,922,000          $1,661
           Adelphia
  2        Bidder B     Starkville, Mississippi             $26,300,000          $2,113
                        Philadelphia, Mississippi           $13,700,000          $1,982
                        TOTAL FOR MISSISSIPPI SYSTEMS       $40,000,000          $2,067
  3        Bidder C     Starkville, Mississippi             $40,000,000          $2,067
                        Philadelphia, Mississippi
                        TOTAL FOR MISSISSIPPI SYSTEMS
  4        Bidder D     Starkville, Mississippi             $32,750,000          $2,632
           Northland    Philadelphia, Mississippi           $13,500,000          $1,953
                        TOTAL FOR MISSISSIPPI SYSTEMS       $46,250,000          $2,389
                        Highlands, North Carolina           $ 4,600,000          $1,767
                        Barnwell, South Carolina            $11,400,000          $1,896
                        Bennettsville, South Carolina       $ 7,950,000          $1,667
                        TOTAL FOR ALL SYSTEMS               $70,200,000          $2,144



     On August 9, 2000, Messrs. Whetzell, Clark, other senior officers of the Managing General Partner, and a representative from Cairncross & Hempelmann met to review and evaluate the four offers. They reviewed the scope of the offers, the terms and amounts of the proposed purchase prices, and other conditions of the four offers.



     Pursuant to Daniels' follow-up bid procedures sent to bidders on July, 18, 2000 because Adelphia and Northland's bids for the Bennettsville system were within two percent of one another, Daniels contacted both Adelphia and Northland. Daniels informed them of their respective opportunities to submit follow up bids for the Bennettsville system by August 15, 2000. In response, Northland confirmed the terms of its original bid, but did not increase its offer for Bennettsville. Adelphia instead increased its offer to $8,388,000. Similarly, Bidder B's bid of $13,700,000 for the Philadelphia, Mississippi system was higher than, but still within two percent of, Northland's second highest bid for that system. As a result, both Bidder B and Northland were invited to submit their second round bids for the Philadelphia, Mississippi system. Northland responded by confirming its original bid without change, while Bidder B replied that it was only interested in the Philadelphia system if it could also acquire the Starkville, Mississippi system, and based on Northland's combined offer for both the Starkville and Philadelphia system, Bidder B withdrew from further consideration. After the closing of the second round of bidding, the winning bids from Daniels' year 2000 bid solicitation process are shown in the following table.



                                                                         ESTIMATED PRICE
     BIDDER                     ASSETS                 PURCHASE PRICE    PER SUBSCRIBER
     ------                     ------                 --------------    ---------------
     Bidder A       Bennettsville, South Carolina       $ 8,388,000          $1,759
       Adelphia
     Bidder D       Starkville, Mississippi             $32,750,000          $2,632
       Northland    Philadelphia, Mississippi           $13,500,000          $1,953
                    TOTAL FOR MISSISSIPPI SYSTEMS       $46,250,000          $2,389
                    Highlands, North Carolina           $ 4,600,000          $1,767
                    Barnwell, South Carolina            $11,400,000          $1,896
                    TOTAL NORTHLAND BID FOR SYSTEMS     $62,250,000          $2,275



     On August 17, after a meeting of senior officers of the General Partners, we determined that it was in the best interest of NCP-Six to accept the offers of Adelphia and Northland, subject to unaffiliated limited partner approval in the case of the Northland offer. We based our determination to accept the Adelphia and Northland offers on our conclusion that Adelphia and Northland submitted the highest bid for the assets covered by their respective offers. We also believe that Adelphia and Northland's offers proposed the best terms and conditions for consummation of their respective sales. While Adelphia proposed a hold back escrow, which was one of the reasons we finally rejected Bidder A's offer in the 1999 bid solicitation process, Adelphia's offer did not include the break-up fee previously required by Bidder A. Lastly, we believe that the sale to Northland will result in lower transaction costs due to Northland's existing familiarity with the assets and operations proposed to be purchased by Northland in the Proposed Transaction.



     When we accepted the offer submitted by Northland in the 2000 bid solicitation, we took into account that Northland's offer was less than its previously rescinded offer to acquire all of the assets of NCP-Six for a valuation of $76 million. This revised purchase price, however, reflected the maximum amount that Northland was willing to pay for the assets in the Proposed Transaction following Northland's prior analysis of available financing.



     In the second bid solicitation process, bidders were also advised that offers to be paid in all cash at closing would be considered more favorable than offers that included a deferment of part of the purchase price through promissory notes or other financing. When evaluating Northland's offer for the Mississippi systems, we took into account that Northland's offer included a proposed promissory note with an interest rate below what would customarily be charged in the marketplace. We performed a present value analysis of Northland's offer for the Mississippi systems using a discount factor for Northland's note equal to the approximate 14.8% rate then in effect for Northland's outstanding unsecured subordinated bond obligations. After discounting the promissory note to present value using this rate, we determined that Northland's bid for the Mississippi systems would be the equivalent to an all cash bid of approximately $45,569,000. Similarly, we performed a present value analysis of Northland's total bid using the same 14.8% discount factor, and we determined that Northland's total bid would be equivalent to an all cash bid of approximately $61,144,000. In either case, Northland's bid was superior to all other bids submitted for those assets covered by Northland's bid in the 2000 bid process.



     Consideration was also given to the ability of Northland to obtain necessary financing to complete its offer. In determining the ability of Northland to obtain financing we evaluated the outcome of previous discussions held by Northland with prospective lenders regarding the current lending environment and specific parameters which the lenders advised would be necessary to finance the Proposed Transaction. These parameters included certain financial covenants such as the ratio of overall debt to operating cash flow, the ratio of operating cash flow to interest expense, limits on the level of capital expenditures and the period over which the debt could reasonably be expected to be repaid. Northland then prepared projections incorporating these parameters and reported to NCP-Six that it had determined that the necessary financing could most likely be obtained to support its current bid.



     Furthermore, Northland's current bid will not require the level of borrowings that would have been needed for its prior offer to purchase all of the assets of NCP-Six for $76 million. As a result, the overall cost of debt to Northland will be lower under its current offer. The level of bank borrowings required has been reduced as a result of the Bennettsville system being sold to Adelphia, an increase in the amount of the promissory note to be issued to NCP-Six as part of the purchase price in the Proposed Transaction, and Northland's bid for the applicable systems being lower as compared to its earlier $76 million proposal. We feel that these factors improve the likelihood that Northland will obtain acceptable financing for the Proposed Transaction.



       SUBSEQUENT EVENTS



     On May 13, 1998, the General Partners in their capacities as general partners of Northland Cable Properties Five Limited Partnership ("NCP-Five") distributed a proxy statement to the limited partners of NCP-Five calling a special meeting to consider a sale of NCP-Five's assets to Northland and the subsequent liquidation of NCP-Five. The transaction was similar to that described in this proxy statement save that the assets were valued by a single appraiser and third-party bids were not solicited. On June 3, 1998, Mr. Paul Isaac filed a class action lawsuit on behalf of himself and a class of the limited partners of NCP-Five challenging the proposed sale of NCP-Five's assets. On June 18, 1998, the Managing General Partner wrote to the limited partners of NCP-Five alerting them to the lawsuit and outlining the allegations. The special meeting of NCP-Five was held on June 25, 1998. The votes of limited partners, cast in person and by proxy, were counted and the results indicated that the holders of 77% of the outstanding units had voted and, of those units voted, 95% were voted in favor of the transaction.



     On August 28, 2000, a trial of the NCP-Five lawsuit commenced in King County Superior Court, in Seattle, Washington. This litigation was subsequently settled. On September 1, 1998, the Managing General Partner closed the purchase and sale of the asset of NCP-Five. Nonetheless, based on issues raised in the trial, the General Partners decided to solicit bids for the assets of NCP-Six through a blind bid process. The General Partners also decided to engage an independent third party to evaluate the fairness of the consideration to be received by NCP-Six as a result of the Proposed Transaction, and to render a formal opinion as to those findings.



     On September 28, 2000, Messrs. Whetzell, Clark, other senior officers of the Managing General Partner, and representatives of Perkins Coie LLP met to discuss a preliminary draft of this proxy statement. Pursuant to an engagement letter dated October 21, 2000, the Managing General Partner, on behalf of NCP-Six, then engaged Houlihan Lokey to conduct a fairness analysis of the consideration to be received by the partnership in the Proposed Transaction, and separately in the Adelphia Transaction.



     During November 2000, Messrs. Whetzell, Clark, and other senior officers of the Managing General Partner discussed the utility of pursuing the sale of the Bennettsville, South Carolina operating system to Adelphia regardless of whether or not the sale of all of NCP-Six's assets was approved by the unaffiliated limited partners. Following our evaluation of the impacts upon NCP-Six's ability to continue operations without the Bennettsville system, the purchase price to be paid by Adelphia for that system, the desire to pay down a portion of NCP-Six's outstanding debt, and our concern that delaying the Adelphia Transaction could result in a rescission by Adelphia of its offer to purchase the Bennettsville system, we decided that it was in the best interests of the unaffiliated limited partners of NCP-Six to pursue the sale to Adelphia of the Bennettsville, South Carolina system for a purchase price of $8,388,000 regardless of whether the Proposed Transaction was consummated.



     On December 20, 2000, the general partners filed with the Securities and Exchange Commission a preliminary draft of this Proxy Statement.



     On February 16, 2001 the General Partners met with Houlihan Lokey at Northland's office for Houlihan Lokey's formal presentation of their findings with regards to their fairness analysis.



REASONS FOR THE PROPOSED TRANSACTION



     Our reason for entering into the Proposed Transaction is based on our belief that it provides an opportunity for the efficient winding up of the partnership near the expiration of its term for an amount that we believe represents fair value for the partnership's assets. In reaching our conclusion to present to the unaffiliated limited partners the Proposed Transaction, we considered the following factors each of which we believe are relevant to a determination as to the fairness of the Proposed Transaction and whether the Proposed Transaction is in the best interest of the unaffiliated limited partners of NCP-Six:



     - the past and projected financial and operational performance of NCP-Six;



     - the relative lack of liquidity for limited partnership units in NCP-Six;



     - recent tender offer activity to purchase units at prices which, in our opinion, do not fairly represent the underlying value of the units;



     - the impending expiration of the partnership's term on December 31, 2001, according to the NCP-Six Partnership Agreement.

     - various alternatives to the Proposed Transaction, including the alternative of remaining as an independent active operator of the systems and of selling portions or all of the systems to unaffiliated third-parties;



     - the two appraisals for the assets prepared by Daniels & Associates and Communications Equity Associates;



     - the fairness opinions received from Houlihan Lokey, evaluating the fairness of the consideration to be received by NCP-Six in both the Adelphia Transaction and the Proposed Transaction;



     - the terms of the proposed asset purchase agreement presented by Northland; and



     - the relative lesser costs and shorter time-line involved in connection with selling the assets to Northland, compared with the potential protracted period of negotiations and due diligence and increased transaction costs resulting from sale of the assets to one or more unaffiliated third-party purchasers.



     We gave each of these factors equal weight in our analysis, with two exceptions. First, we gave the Houlihan Lokey fairness opinions more weight than the earlier appraisals of Daniels & Associates and Communication Equity Associates. Our emphasis on the Houlihan Lokey opinions over the earlier appraisals was due to those opinions being more current than the appraisals that were completed over a year prior to Northland's 2000 offer. Second, we placed more emphasis on the bids received in the 1999 and 2000 bidding processes, than we did on the appraisals. Our emphasis on the bids received was due to our belief that those bids reflected the actual amount a purchaser was willing to pay for the assets, as opposed to a hypothetical valuation established through financial analysis.



     We also considered a variety of risks and potentially negative factors in deliberations concerning the Proposed Transaction with Northland. In particular, we considered the following:



     - the possibility that the value of the systems and assets might increase from the Proposed Transaction valuation prior to or following closing of the Proposed Transaction;



     - conflicts of interest facing the Managing General Partner in structuring and implementing the Proposed Transaction;



     - terms of the promissory note proposed by Northland as part of the purchase price to be delivered in the Proposed Transaction, including its six and one-half percent interest rate and that it will be unsecured debt of Northland and junior to all current and future senior debt of Northland;



     - the tax impact of the Proposed Transaction on unaffiliated limited partners; and



     - the costs of the Proposed Transaction and the effect of transaction expenses and other known and contingent liabilities on the net amount to be distributed to unaffiliated limited partners.



Following our analysis of the factors considered, we concluded that the anticipated benefits of the Proposed Transaction to the unaffiliated limited partners of NCP-Six outweighed the possible drawbacks.



     Northland is in the business of operating, developing and acquiring cable television systems. Northland's reasons for entering into the Proposed Transaction, separate and apart from its role as Managing General Partner of NCP-Six, is to acquire additional cable assets for a suitable price in geographic locations that are complimentary to Northland's existing operations.



CONSIDERATION OF ALTERNATIVES AND APPROVAL OF THE ADELPHIA TRANSACTION



     In addition to the Proposed Transaction, we considered alternatives, including the continued management of NCP-Six as currently structured and the liquidation of NCP-Six through sales of all or portions of the systems remaining after the closing of the Adelphia Transaction to third-party purchasers. As described in more detail in this proxy statement, except for the Adelphia Transaction, we rejected each of the alternative purchase offers in favor of the Proposed Transaction. We did, however, feel that the terms of the Adelphia Transaction were favorable to NCP-Six regardless of whether the Proposed

Transaction is ever consummated. We also felt that the price to be paid by Adelphia for those assets being acquired in the Adelphia Transaction exceeded both the price Northland was willing to pay for those assets, as well as the price of any other third-party that was contacted in connection with the applicable bid process. Finally, we have determined that if the Proposed Transaction is not consummated by the expiration of NCP-Six's current term on December 31, 2001, that the best alternative for NCP-Six is to still consummate the Adelphia Transaction in order to raise proceeds to pay down debt, and to then extend the partnership's life until December 31, 2007, during which time additional options may be considered.



     We have also considered the possibility of obtaining liquidity for the limited partners of NCP-Six through a refinancing aimed at borrowing sufficient funds to allow for significant short term distributions. We have concluded, however, that lenders will not currently support such transactions, and that the only viable option to generate sufficient available funds for sizeable distributions to the limited partners of NCP-Six is to complete the sale of the majority of the partnership's assets through one or more transactions.



FAIRNESS OF THE PROPOSED TRANSACTION



OUR BELIEF AS TO FAIRNESS



     We considered the issues of fairness of the Proposed Transaction. In analyzing the fairness issue, discussions focused on appropriate valuation of the assets and conflicts of interest faced by the Managing General Partner. We determined at the outset that concurrence by the Administrative General Partner would be required with respect to decisions made regarding the Proposed Transaction, because the Administrative General Partner is not subject to conflicts in the Proposed Transaction to the same extent as the Managing General Partner.



     We, the Managing General Partner and the Administrative General Partner, both believe that the terms of the Proposed Transaction are reasonable and fair to you. This determination of fairness, as well as the decision to recommend that unaffiliated limited partners vote to "Approve" the Proposed Transaction, was unanimous among our management personnel.



MATERIAL FACTORS UNDERLYING BELIEF AS TO FAIRNESS



     The following is a discussion of the material factors underlying our belief that the Proposed Transaction is fair to you. Each of these factors were considered by both the Administrative General Partner, the Managing General Partner, and Messrs. Whetzell and Clark in their capacities as officers and directors of the Managing General Partner. There were no specific factors that did not support our belief that the Proposed Transaction is fair to you. In reaching our conclusion as to the fairness of the Proposed Transaction, we weighed each of the following factors equally, except for the Houlihan Lokey fairness opinions, which we gave more weight in our analysis than the earlier appraisals of Daniels & Associates and Communication Equity Associates. Our emphasis on the Houlihan Lokey opinions over the earlier appraisals was due to those opinions being more current than the appraisals that were completed over a year prior to Northland's 2000 offer. While we adopted the methodology of each of Daniels & Associates, Communication Equity Associates, and Houlihan Lokey as sound in the performance of their respective assessments, we did not adopt that analysis as our own, but instead considered it as relevant factors in reaching our own independent conclusions as to the fairness of the Proposed Transaction.



     Consideration Offered. We believe that the transaction valuation of $62,250,000 for those assets that are not included in the Adelphia Transaction, constitutes fair value. In reaching this conclusion, we considered the appraisals of the fair market value of the assets prepared by Daniels & Associates and by Communications Equity Associates, the bids solicited from independent third parties through Daniels & Associates, and the favorable fairness opinion of Houlihan Lokey.



     Independent Appraisals. In concluding that the Proposed Transaction is fair to you, we considered the appraisals of the fair market value of the assets assembled by Daniels & Associates and by

Communications Equity Associates. See "-- Appraisal Process; Summary of Appraisals" below. Daniels & Associates concluded that the fair market value of the entirety of the NCP-Six assets was $73.3 million, and Communications Equity Associates concluded that the fair market value of those assets was $74.6 million. Each appraisal valued those assets as of July 1, 1999. The assets valued in both of those appraisals included the combined assets to be conveyed in both the Adelphia Transaction and the Proposed Transaction.



     You should note that in November 1999 we were made aware of an additional overbuild situation facing one of NCP-Six's systems in Highlands, North Carolina. This potential second overbuild in the Highlands system may have a negative impact on the present or future value or revenues of that system. This second overbuild situation was not present at the time of either of the appraisals or at the time of the 1999 third-party bid solicitation process and could not be considered in either process. We cannot predict whether or to what extent this second overbuild situation would have affected the results of either appraisal or the 1999 third-party bids we received.



     You should also note that the combined purchase price for NCP-Six's assets pursuant to the Adelphia Transaction and Proposed Transaction totals $70,638,000. This combined amount is less than the appraised value for those assets of $73.3 million by Daniels & Associates, and $74.6 million by Communications Equity Associates. While we believe that the third-party bid process established a fair actual value for the assets and that it provided evidence of what a third-party was willing to pay for those assets, we also feel the difference between the appraised value for those assets and the purchase prices obtained in the third-party bid process from Adelphia and Northland may also reflect market fluctuations in values for cable systems between the date of the appraisals and the actual date of obtaining the third-party bids from Adelphia and Northland. We have not, however, reviewed actual comparable sales information or other industry market analysis to support such a conclusion.



     Third-Party Bid Solicitation. In concluding the Proposed Transaction is reasonable to you, we have also considered the bids solicited from third parties by Daniels & Associates. Daniels & Associates first contacted 35 potential purchasers to solicit bids for some or all of the assets of NCP-Six in July and August of 1999. Ultimately, two bids for some of the assets and two bids for all of the assets were submitted. One bid for all of the assets offered an amount of $76 million, and the other offered an amount of $70.4 million. The two bids for portions of the assets offered an amount, on a per subscriber basis, that did not differ materially from the higher bid for all the assets. We rejected all of the third party bids for reasons explained in "Background and Reasons for the Proposed Transaction -- Chronology of Events Leading Up to the Proposed Transaction" above. We then had Daniels solicit bids a second time from interested third parties between June and August, 2000. Daniels received four bids in response, with Northland submitting the highest bid for all of NCP-Six's cable systems, except Bennettsville, South Carolina, for which Adelphia offered a higher purchase price.



     Fairness Opinion. We have also considered and reviewed the favorable fairness opinions of Houlihan Lokey with respect to both the Adelphia Transaction and Proposed Transaction. Those fairness opinions were dated as of
                 , 2000, and concluded that the consideration to be received by the unaffiliated limited partners of NCP-Six in both the Adelphia Transaction and Proposed Transaction is fair from a financial point of view.



     Consent Procedures and Procedural Safeguards. The Proposed Transaction can take place only if unaffiliated limited partners holding a majority of the limited partnership units (not including units held by us or our affiliates) approve of the Proposed Transaction. If holders of a majority of those units vote to disapprove the Proposed Transaction, we will not proceed with the Proposed Transaction. In addition, even if the Proposed Transaction is approved, it must close within 180 days after the special meeting. If the Proposed Transaction does not close within this time period, or if at any time prior to closing we determine that cumulative distributions to unaffiliated limited partners from the Proposed Transaction may be reduced by more than $622,500 from the estimated distribution projections (an amount that represents one percent of the total Proposed Transaction price), NCP-Six will not sell those assets to Northland, any affiliate of Northland, or any third party without again obtaining approval of the unaffiliated limited partners. We believe that these approval requirements provide you with additional procedural safeguards in the Proposed Transaction.



     Prior Purchase of Barnwell, South Carolina system in 1998. NCP-Six acquired its Barnwell, South Carolina cable systems in January, 1998 for a price of $11,372,483, reflecting a price per subscriber of $1,856. The purchase price to be paid by Northland in the Proposed Transaction for the Barnwell system totals $11,400,000, or approximately $1,949 per subscriber determined as of December 31, 2000. While we did not place any emphasis on these comparisons in concluding the Proposed Transaction is fair, we do believe that the price paid for Barnwell is in line with the price for which it is to be sold in the Proposed Transaction. Furthermore, Northland's offer to purchase Barnwell was only part of its overall bid to purchase all of the systems to be included in the Proposed Transaction. No party, except Northland, bid in either the 1999 or 2000 bid procedures to separately purchase the Barnwell system. As a result, we did not feel that the comparison of the price paid for Barnwell to the price for which it is proposed to be sold deserves as much importance in reaching our decision as to fairness as the other factors we considered.



     In addition to the material factors just described, we considered a variety of potentially negative factors relating to the Proposed Transaction. We discuss these potentially negative factors more thoroughly in this proxy statement at "RISK FACTORS (Pertaining to the Proposed Transaction)" below.



     - Although we believe that the Proposed Transaction price represents the fair market value of the assets as of the date we received third-party bids for those assets, the assets may appreciate in value prior to, or after, the date that the Proposed Transaction closes.



     - We, and in particular the Managing General Partner, have substantial conflicts of interest in the Proposed Transaction.



     - Although we believe that unaffiliated limited partners are interested in a means of liquidating their investment, the Proposed Transaction has not been solicited by unaffiliated limited partners.



     - We did not retain an unaffiliated, independent third party to represent your interests in structuring the Proposed Transaction.



     - In determining the value of the systems, we did not consider current market prices or historical market prices for limited partnership units in NCP-Six due to the absence of an established public market in which units of limited partnership interests are being traded. Notwithstanding, we did consider those recent tender offers for limited partner units in NCP -- Six that have been brought to our attention as further discussed under "BACKGROUND AND REASONS FOR THE PROPOSED TRANSACTION -- Reasons for the Proposed Transaction," above.



Following our analysis of the factors considered, we concluded that that these negative factors were not sufficient to outweigh the advantages of the Proposed Transaction.



APPRAISAL PROCESS AND FAIRNESS OPINIONS; SUMMARY OF REPORTS



     In May 1999, NCP-Six retained Communications Equity Associates, a nationally recognized cable brokerage, appraisal and investment banking firm to appraise the fair market value of the entirety of NCP-Six's assets at that time, which comprise the combined assets covered by the Adelphia Transaction, and the Proposed Transaction. In June 1999, NCP-Six also retained Daniels & Associates, a nationally recognized cable brokerage, appraisal and investment banking firm to conduct a second appraisal of the fair market value of those assets. Given Daniels & Associates' and Communications Equity Associates' experience, we did not at that time retain any other outside experts to conduct appraisals of the NCP-Six assets. Subsequently, however, we retained Houlihan Lokey to render an opinion as to the fairness of the consideration to be received by NCP-Six in both the Adelphia Transaction and the Proposed Transaction from a financial point of view as discussed in greater detail later in the proxy statement under
"Houlihan Lokey Fairness Opinions" at page   . Based on our prior working
relationship with both Communication Equity Associates and Daniels & Associates, at the time we retained them to conduct their appraisals we felt that they were the most knowledgeable and best suited to appraise the assets of NCP-Six due to their expertise and knowledge of the cable industry.



     NCP-Six instructed both Daniels & Associates and Communications Equity Associates to prepare appraisals on the basis that the assets were to be sold to an independent third party on the open market. Daniels & Associates and Communications Equity Associates were advised at the time of the engagement that Northland would be a potential buyer of the assets. Daniels & Associates delivered a written report in July 1999 that the fair market gross asset value of the entirety of NCP-Six's assets as of July 1, 1999 was $73.3 million. Communications Equity Associates delivered a written report in July 1999 that the fair market gross asset value of those assets as of July 1, 1999 was $74.6 million.



     Daniels & Associates and Communications Equity Associates each relied on a discounted cash flow analysis based on the projected operating results of the systems over a ten-year period, and applied a factor for the residual value of the assets at the end of that ten-year period. Daniels & Associates and Communications Equity Associates also each undertook a comparable private market transaction multiples analysis, to correlate and validate the findings of the discounted cash flow analysis. This methodology involved a review of other cable system sales that have occurred in the recent past, and a comparison of the value-per-subscriber and multiple of cash flows for those system sales with the same statistics for NCP-Six.



     Upon completion of the second third-party bid process and determination of the winning bids, we wanted to obtain an independent third-party evaluation as to whether the consideration to be received by NCP-Six as a result of the Adelphia Transaction, and separately the Proposed Transaction, was fair from a financial point of view. Our desire to obtain independent review of the fairness of each of those transactions was further motivated by our recognition that the prior appraisals of both Daniels and Associates, and Communication Equity Associates, each valued the assets of NCP-Six as of July 1, 1999. Rather than update those appraisals, we concluded that it would be more beneficial to NCP-Six if we obtained a fairness opinion that not only evaluated the assets to be sold in each transaction, but that further evaluated whether the consideration to be received by NCP-Six was fair from a financial point of view. Following our investigation of investment banking firms and financial advisory services that are recognized to have expertise in valuing assets and transactions in our industry, we concluded that Houlihan Lokey was the most suitable third-party to evaluate the fairness of both the Adelphia Transaction and the Proposed Transaction.



     Neither Daniels & Associates or Communication Equity Associates were provided with any financial projections or forecasts as background for their appraisals. The Managing General Partner did provide Houlihan Lokey with a copy of NCP-Six's long term capital expenditure plans, but otherwise Houlihan Lokey was similarly not provided with any financial projections or forecasts by NCP-Six or the Managing Partners. Instead, each report was developed based on independent information obtained by Daniels & Associates, Communication Equity Associates, and Houlihan Lokey, respectively. We intentionally refrained from providing additional materials to these professionals because we wanted their analysis to remain independent from our internal forecasts, and we wanted them to develop their own forecasts for comparison based on each professional's extensive knowledge in the cable market-place.



     Neither of the appraisals placed a value on any individual assets or cable systems of NCP-Six. Instead, they valued the assets of NCP-Six as a whole. We did not, however, feel that a separate valuation for each system was necessary since it was our goal to negotiate one or more sales which combined would result in the sale of all of the assets of NCP-Six. The fairness opinions, on the other hand, separately evaluated the fairness of the consideration to be received by NCP-Six in the Proposed Transaction and the Adelphia Transaction. While we still do not feel that individual assets need to be appraised for purposes of determining the fairness of the Proposed Transaction, we did feel that the fairness of the Proposed Transaction should be evaluated by Houlihan Lokey on a stand alone basis.



     The following summaries are qualified by, and should be read in conjunction with, the Daniels & Associates appraisal, the Communications Equity Associates appraisal and the Houlihan Lokey fairness opinions. You are encouraged to review the appraisals prepared by Daniels & Associates and

Communications Equity Associates which are attached to this proxy statement as Exhibits H and I, respectively. You are also encouraged to review Houlihan Lokey's fairness opinions which are attached to this proxy statement as exhibits J and K, respectively.



DANIELS & ASSOCIATES APPRAISAL



     General. Daniels & Associates was engaged by NCP-Six to appraise the entirety of NCP-Six's assets comprising the cable television systems serving seven communities in Mississippi, South Carolina and North Carolina. Daniels delivered a written summary, based upon the review, analysis, scope and limitations described in its written summary, as to the fair market value of these systems as of July 1, 1999. The material assumptions, qualifications, limitations and methods used in the Daniels appraisal are described below.



     Summary of Methodology. Daniels evaluated each system on a going-concern basis, in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors.



     In valuing the assets, Daniels relied on a discounted operating cash flow analysis based on the projected operating results of the assets over a ten-year period and applied a factor for the residual value of the assets at the end of that ten-year period. The discounted cash flow analysis is also correlated and validated by a review of private market transactions in cable systems that have occurred in the recent past. The market transaction approach applies the value per subscriber and operating cashflow multiples from the private market sales to the respective statistics of NCP-Six's assets. According to Daniels, both the discounted cashflow analysis and the comparable private market transaction multiple analysis are standard valuation methodologies used in the cable television industry.



     In the course of performing the valuation, Daniels engaged in discussions with employees of the Managing General Partner's corporate office and local system offices, made due diligence visits to substantially all of the operating systems comprising the assets, reviewed and evaluated materials and information provided by the Managing General Partner and local cable system management, researched demographic information relating to the various communities served by NCP-Six, analyzed forecasted financial and operating information, and drew upon its own general knowledge about the cable television industry. On the basis of this information and these efforts, Daniels prepared summaries of relevant operating, technical, financial and demographic characteristics of NCP-Six's operating systems.



     Thereafter, in order to assess the fair market value of NCP-Six's assets, Daniels prepared detailed operating and financial forecasts for each of NCP-Six's cable system operating systems, taking into account operating revenues and expenses as well as capital expenditure requirements. These financial forecasts formed the basis for determining a discounted cash flow for each cable system operating system. The combined values for each cable system operating system constituted the value of the cable operating assets for NCP-Six on a discounted cash flow basis. In addition to this methodology, Daniels used the comparable private market transaction multiple methodology to derive an aggregate value for NCP-Six by analyzing the value per subscriber and operating cash flow multiples obtained in private sales of comparable systems. These multiples were compared to similar multiples for the assets obtained using the value arrived at for the assets by the discounted cash flow methodology. Informed by the results of both of these methodologies, Daniels then determined a final appraised value for NCP-Six's assets.



     Assumptions. In performing its discounted cash flow analysis of the value of the assets, Daniels assumed the assets have been and will continue to be operated as efficiently as comparable cable systems, and that the franchises and asset leases used by NCP-Six in the operation of the assets will be renewed indefinitely as needed without material change except to reflect any upgrade or rebuild of the assets. In addition, Daniels assumed, in evaluating future capital expenditures and cash flows, that the various systems comprising the assets will be upgraded within three to five years. You should note that events occurring after July 1, 1999, and before the effective date of the Proposed Transaction could affect the properties or assumptions used in preparing the appraisals. Daniels will not deliver any additional written summary of the analysis and will not prepare an update to its appraisal closer to the time of closing the Proposed Transaction.



     Discounted Cash Flow Valuation. The discounted cash flow valuation methodology measures the present value of the assets' forecasted free cash flow from operations, which is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), less capital expenditures including all rebuild or upgrade costs. Daniels determined forecasted free cash flows by creating ten-year operating forecasts for each of the operating systems comprising the assets, each of which took into account detailed projections of revenue and expense components. Daniels then calculated the projected residual value of the assets assuming a sale of each system at the end of the ten-year period. This terminal enterprise value was based on a multiple of EBITDA which Daniels determined to be reasonable in light of comparable private market transaction multiples of EBITDA.



     Daniels' revenue forecasts were based on its forecasts of the number of homes passed and the subscriber penetration levels and rates for each system operating system, plus an analysis of non-subscriber based revenue sources. Its expense forecast was based on assumed rates of inflation over the forecast period, adjusted to reflect the particular growth characteristics of each system operating system. The capital expenditure forecasts were based upon costs associated with new construction of cable plant, plant maintenance, and rebuild or upgrade requirements. Daniels believes that the opportunity of the systems comprising the assets to provide ancillary telecommunications and data services are limited and costs uncertain, and thus Daniels did not include telephony or data service revenue, expenses or capital costs in its projections. Daniels did include residential data services revenue and expenses where appropriate. All information provided to the Managing General Partner relating to Daniels' operating revenue and expense forecasts and the assumptions underlying these forecasts is contained in the Daniels appraisal. We did not receive, nor did we request that additional information or analysis be included in the Daniels appraisal because we looked to Daniels to develop the appraisal methodology they deemed appropriate in their professional judgement. We did not want to otherwise influence the appraisal performed by Daniels by requiring any changes to their prepared methodology.



     Once Daniels had arrived at a forecast of cash flows and terminal enterprise values, it discounted these values back to the present at a discount rate representing the weighted average cost of capital for various entities within the cable television industry that are capable of consummating a sale similar in size to the acquisition of the assets. Daniels described the weighted average cost of capital as the rate of return required by an entity on its investment in order to satisfy the expectations of the entity's debt and equity investors. After some analysis, Daniels assumed that the prime rate on July 1, 1999 (7.5%) was a fair estimate of the cost of debt. It determined the cost of equity by sampling the estimated private market cost of equity for cable television investments and blended this cost with the equity return objectives for large publicly traded companies. Daniels determined the cost of equity to be 22.5%. Daniels arrived at a weighted cost of capital of 13.50%.



     Applying the discount rate to its cash flow forecasts, Daniels arrived at a valuation of $73.3 million for NCP-Six's assets, representing a value equal to
10.9 times annualized free cash flow and $2,200 per equivalent basic subscriber.



     Comparable Transactions Valuation. In addition to the discounted cashflow methodology, Daniels used the comparable private market transaction multiple methodology. Daniels describes this as another generally accepted valuation methodology for correlating and validating the findings of the discounted cash flow analysis with private market realities. Under this methodology, Daniels compared selected market multiples reported in the sales of cable television systems of similar size, situated in similar markets, and of similar technical condition to the assets. In these transactions, the purchase prices paid ranged from 9.0 to 14.0 times operating cash flow, with a weighted average of 10.0. Prices per subscriber ranged from $1,500 to $2,732, with a weighted average of $1,940. All information provided to the managing general partner relating to the basis for Daniels' selection of comparable transactions is contained in the Daniels appraisal.

     Valuation. Based on its analysis using these two methodologies, Daniels arrived at an estimated fair market value for NCP-Six's cable television system assets as of July 1, 1999 of $73.3 million, representing 10.9 times the estimated operating cash flow and a value per equivalent basic subscriber of $2,200. This cash flow multiple is slightly higher than the weighted average multiple for comparable transactions and equal to the multiple derived from the discounted cash flow analysis. The value per subscriber is higher than the weighted average value per subscriber derived from the comparable transaction analysis and equal to the value per subscriber derived from the discounted cashflow analysis.



COMMUNICATIONS EQUITY ASSOCIATES APPRAISAL



     General. Communications Equity Associates ("CEA") was also engaged by NCP-Six to appraise the entirety of NCP-Six's assets comprising the cable television systems serving seven communities in Mississippi, South Carolina and North Carolina. CEA delivered a written summary, based upon the review, analysis, scope and limitations described in its written summary, as to the fair market value of these systems as of July 1, 1999. Some of the material assumptions, qualifications, limitations and methods used in the CEA appraisal are described below.



     Summary of Methodology. CEA evaluated each system based on a going-concern basis, in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors. In valuing the assets, CEA relied on a discounted cash flow analysis and market approach. The discounted cash flow approach is based on the projected operating results of the assets over a ten-year period and applies a factor for the residual value of the assets at the end of that ten-year period. The market transaction approach reviews and compares recent private market transactions involving comparable assets. The market approach provides a comparison of (1) the multiple of cash flow represented by the purchase price of such other systems with the multiple of NCP-Six's cash flow represented by the appraised value for the assets, and (2) the value-per-subscriber of such other system sales with the value-per-subscriber valuation of the assets. According to CEA, both the discounted cashflow analysis and the comparable private market transaction multiple analysis are generally accepted valuation methodologies for cable television systems.



     In the course of performing the valuation, CEA engaged in discussions with employees of the managing general partner's corporate office and local system offices, made due diligence visits to substantially all of the operating systems comprising the assets, reviewed and evaluated materials and information provided by the managing general partner and local cable system management, researched demographic information relating to the various communities served by NCP-Six, analyzed forecasted financial and operating information, and drew upon its own general knowledge about the cable television industry. On the basis of this information and these efforts, CEA prepared summaries of relevant operating, technical, financial and demographic characteristics of NCP-Six's operating systems.



     In order to assess the fair market value of NCP-Six's assets, CEA prepared detailed operating and financial forecasts for each of the cable system operating systems, taking into account operating revenues and expenses as well as capital expenditure requirements. These financial forecasts formed the basis for determining a discounted cashflow for each cable system operating system. The combined value for each cable system operating group constituted the value of the cable operating assets for NCP-Six on a discounted cashflow basis. In addition to this methodology, CEA used the comparable private market transaction multiple methodology to derive an aggregate value for NCP-Six by analyzing the value per subscriber and operating cash flow multiples obtained in private sales of comparable systems. These multiples were compared to similar multiples for the assets obtained using the value arrived at for the assets by the discounted cash flow methodology. Informed by the results of both of these methodologies, CEA then determined a final appraised value for NCP-Six's assets.



     Assumptions. In performing its discounted cash flow analysis of the value of the assets, CEA assumed the assets have been and will continue to be operated as efficiently as comparable cable systems, and that the franchises and asset leases used by NCP-Six in the operation of the assets will be renewed indefinitely as needed without material change, other than upgrade and/or rebuild requirements. CEA further assumed that the systems were in material compliance with all franchise, regulatory and FCC requirements. CEA relied substantially on financial statements and operational information provided by the Managing General Partner and CEA did not independently verify the information. You should note that events occurring after July 1, 1999, and before the effective date of the transaction could affect the properties or assumptions used in preparing the appraisals. CEA will not deliver any additional written summary of the analysis and will not prepare an update to its appraisal closer to the time of closing the Proposed Transaction.



     Discounted Cash Flow Approach. The discounted cashflow approach measures the present value of the assets' forecasted free cashflow from operations less capital expenditures including all rebuild or upgrade costs. CEA determined forecasted cash flows by creating ten-year operating forecasts for each of the operating systems comprising the assets, each of which took into account detailed projections of revenue and expense components. CEA then calculated the projected residual value of the assets at the end of the ten-year period. This terminal value was calculated by multiplying the projected free cash flow by a multiple which CEA determined to be reasonable in light of its experience in the cable system transaction market. All information provided to the managing general partner relating to CEA's operating revenue and expense forecasts and the assumptions underlying these forecasts is contained in the CEA appraisal. We did not receive, nor did we request that additional information or analysis be included in the CEA appraisal because we looked to CEA to develop the appraisal methodology they deemed appropriate in their professional judgment. We did not want to otherwise influence the appraisal performed by CEA by requiring any changes to their prepared methodology.



     Once CEA had arrived at a forecast of cash flows and terminal enterprise values, it discounted these values back to the present at a discount rate representing the weighted average cost of capital for cable television system operators. CEA described the weighted average cost of capital as the rate of return likely required by equity and debt investors in order to satisfy the expectations of the investors. CEA assumed, based on its experience in raising debt financing for cable operators, that a lender would likely charge an interest rate of 8% for debt financing. It determined the cost of equity, based on its experience in the cable system transaction market, as being a 25% return on investors' equity. Applying these rates, CEA arrived at a weighted cost of capital of 14.8%.



     Applying the discount rate to its cash flow forecasts, CEA arrived at a total present valuation of $74.6 million for NCP-Six's assets, representing a value equal to 11.1 times the estimated operating cash flow and a price of $2,263 per basic subscriber.



     Comparable Market Approach. In addition to the discounted cash flow methodology, CEA used the comparable market transaction approach. CEA describes this as another generally accepted valuation methodology for valuing businesses and for correlating and validating the findings of the discounted cash flow analysis with private market realities. CEA noted in its appraisal that there has been significant consolidation activity in the cable industry during the first six months of 1999. CEA observed that although there had been dramatic increases in the prices paid for large cable systems, due in part to the size and location of the systems and the introduction of cable Internet services, there have been fewer transactions involving cable systems of comparable size and markets as NCP-Six's assets and that the prices paid these smaller systems have not seen dramatic increases.



     Under the market transaction methodology, CEA evaluated and compared transactions occurring during the first six months of 1999 involving cable systems of similar size and markets as NCP-Six's assets. In these transactions, the purchase prices paid ranged from 9.2 to 12.7 times operating cash flow, with a weighted average of 10.8 and a median of 11.3. Prices per subscriber ranged from $1,500 to $2,755, with a weighted average of $2,313 and a median of $2,134. Based on CEA's experience in the cable system transaction market, it determined that a cash flow multiple of 11.0 was appropriate to value the systems. CEA applied this multiple to the annualized cash flow of $6,731,196 resulting in a valuation of $74,043,156, representing a per subscriber price of $2,246.



     Valuation. Based on its analysis using these two methodologies, CEA arrived at an estimated fair market value for NCP-Six's cable television system operation assets as of July 1, 1999 of $74.6 million, which represents a value equal to 11.1 times the estimated operating cash flow and a price of $2,263 per basic subscriber. This cash flow multiple of 11.1 is slightly higher than the weighted average multiple for comparable market transactions and is equal to the multiple derived from the discounted cash flow analysis. The value per subscriber of $2,263 is slightly higher than the weighted average value per subscriber for comparable market transactions and is equal to the value per subscriber derived from the discounted cash flow analysis.



HOULIHAN LOKEY FAIRNESS OPINIONS



     Pursuant to an engagement letter dated October 24, 2000, the Managing General Partner on behalf of NCP-Six engaged Houlihan Lokey to render opinions as to the fairness of the consideration to be paid to NCP-Six, from a financial point of view, in both the Adelphia Transaction and the Proposed Transaction. Houlihan Lokey did not assist the General Partners in any of the negotiations leading to the agreement of the principle terms of the Adelphia Transaction or the Proposed Transaction.



     On February 16, 2001, at a meeting of the General Partners, Houlihan Lokey delivered to the Managing General Partner and the Administrative General Partner a presentation as to Houlihan Lokey's findings and drafts of separate opinions as to the fairness of each of the Adelphia Transaction and the Proposed Transaction. Based on the assumptions, qualifications, and limitations stated in those opinions, the opinions concluded that the consideration to be received by NCP-Six in both the Adelphia Transaction and the Proposed Transaction is fair, from a financial point of view as of the date of each opinion.



     The full text of the Houlihan Lokey opinions in connection with the Adelphia Transaction and the Proposed Transaction, which set forth, among other things, assumptions made, matters considered and limitations on the review undertaken, are attached to this proxy statement as Exhibits J and K, respectively. We urge you to read the Houlihan Lokey opinions in their entirety. The Houlihan Lokey opinions were prepared for the benefit and the use of the Managing General Partner and the Administrative General Partner of NCP-Six in connection with their evaluation of the Adelphia Transaction and the Proposed Transaction and do not constitute a recommendation to the unaffiliated limited partners of NCP-Six as to how they should vote on matters presented in this proxy statement.



     The Houlihan Lokey opinions are also limited to whether the consideration to be received by NCP-Six is fair from a financial point of view, and do not make a separate determination as to the fairness of the consideration to be received by the unaffiliated limited partners of NCP-Six upon liquidation of the partnership.



     The Houlihan Lokey opinions do not address the underlying business decisions of the general partners of NCP-Six to proceed with the Adelphia Transaction or the Proposed Transactions. Instead, the Houlihan Lokey opinions are limited to Houlihan Lokey's independent evaluation of whether the consideration to be received in each of the Adelphia Transaction and the Proposed Transaction was fair as of the date of those opinions.



     In connection with the preparation of the Houlihan Lokey opinions, Houlihan Lokey, among other things:



     1. held discussions with:



       - John S. Whetzell: Founder, President, CEO and Chairman of the Board of Directors, Northland Telecommunications Corporation;



       - Gary Jones: Vice President and Chief Financial Officer, Northland Telecommunications Corporation;



       - Richard Dyste: Vice President of Technical Services, Northland Telecommunications Corporation;



       - Laura Williams: Vice President and Senior Counsel, Northland Communications Corporation;

       - Richard Clark: Vice President, Treasurer and Director, Northland Telecommunications Corporation;



       - H. Lee Johnson: Divisional Vice President, Northland Telecommunications Corporation;



       - Richard Belland: System Manager, Starkville, MS system;



       - Ricky Mooneyham: Regional Manager, Philadelphia and Forest, MS system;



       - Toby Ellington: South East Operations Analyst, Northland Communications Corporation;



       - Bill Staley: Regional Manager, Aiken, SC area systems;



       - Bob Sturm: System Technician, Barnwell, SC system;



       - Shirley McCormick: Business Manager, Bennettsville, SC system;



       - Leroy Hendricks: System Technician, Bennettsville, SC system; and



       - Randy Wells: Senior Vice President, Daniels and Associates, L.P.



    2. visited the following cable system operations representing approximately 92% of NCP-Six's subscribers:



       - Starkville, MS;



       - Philadelphia, MS;



       - Barnwell, SC; and



       - Bennettsville, SC.



    3. reviewed the following documents:



       - Northland Telecommunications Corporation 1999 Annual Report;



       - Northland Cable Properties Six Limited Partnership Prospectus dated July 10, 1986;



       - Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, executed on November 3, 1986;



       - Northland Cable Properties Six Limited Partnership First Supplement to Prospectus dated October 23, 1986;



       - Northland Cable Properties Six Limited Partnership Second Supplement to Prospectus dated December 1, 1986;



       - Northland Cable Properties Six Limited Partnership Third Supplement to Prospectus dated January 26, 1987;



       - Audited Financial Statements for the years ended December 31, 1988 and 1987;



       - Audited Financial Statements for the years ended December 31, 1996 and 1995;



       - Audited Financial Statements for the years ended December 31, 1997 and 1996;



       - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1997;



       - Northland Cable Properties Six Limited Partnership 8-K dated January 2, 1998;



       - Northland Cable Properties Six Limited Partnership 10-K/A for the fiscal year ended December 31, 1998;



       - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 1999;

       - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1999;



       - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 2000;



       - Unaudited detailed financial statements for each operating group for the year-to-date period ended December 31, 2000;



       - Draft audited financial statements for Northland Cable Properties Six Limited Partnership for the two fiscal years ended December 31, 2000 and 1999;



       - Northland Cable Properties Six Limited Partnership Appraisal Analysis Summary as of July 1, 1999 prepared by Daniels & Associates, L.P.;



       - Northland Cable Properties Six Limited Partnership Asset Valuation Analysis as of July 1, 1999 prepared by Communications Equity Associates;



       - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated July 1999;



       - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated August 6, 1999 from Daniels & Associates, L.P.;



       - Northland Cable Properties Six Limited Partnership Buyer List, prepared by Daniels & Associates, dated August 20, 1999;



       - Northland Cable Properties Six Limited Partnership Bid Summary, Dated August 20, 1999;



       - NCP-Six Draft Proxy Statement dated December 9, 1999;



       - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated June, 2000;



       - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated July 27, 2000 from Daniels & Associates, L.P.;



       - Bid Procedures Letter from Daniels & Associates, L.P., dated July 18, 2000 and Proposed Asset Purchase Agreement;



       - Northland Cable Properties Six Limited Partnership Prospective Buyers List, prepared by Daniels & Associates, dated July 28, 2000;



       - Northland Cable Properties Six Limited Partnership Updated Bid Book, dated August 16, 2000;



       - Follow-up Bid Instruction Letters to Scott Johnson at Adelphia Communications from Daniels & Associates, L.P., dated July 28, 2000 and August 3, 2000;



       - Affidavits from Hubbard & Johnson, P.C., signed August 10, 2000 and August 17, 2000;



       - Purchase and Sale Agreement By and Between Northland Cable Properties Six Limited Partnership and Adelphia Communications Corporation, dated
         February   , 2001;



       - Asset Purchase Agreement between Northland Cable Properties Six Limited Partnership and Northland Communications Corporation, or its Affiliates
         or Assigns, dated February   , 2001;



       - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities Exchange Commission on December 21, 2000;



       - Northland Cable Properties Six Limited Partnership Subscriber History from January 1998 to September 2000, dated October 25, 2000;



       - Northland Cable Properties Six Limited Partnership Subscriber Report -- End of Month Subs as of December 2000;

       - Summary of Secondary Trading for units in NCP-Six from inception to February 6, 2001 from Bloomberg L.P.;



       - Franchise Renewal Docket;



       - Listing of Property Leases;



       - Channel Line-up, printed October 25, 2000;



       - NCP-Six Company Summary Three Year Capital Plan dated January 22, 2001;



       - Organization Chart for Northland Telecommunications Corporation; and



       - publicly available information on the industry, NCP-Six and comparable companies and transactions.



    4. performed appraisals of the assets proposed to be sold to Northland and separately to Adelphia, which included, among other things, the following analyses:



       - Analysis of comparable transactions;



       - Analysis of all previous purchases and sales of cable systems by NCP-Six;



       - Analysis of comparable public companies;



       - Discounted cash flow analysis;



       - Review of the returns to the original limited partners and limited partners from secondary trading;



       - Review of the historical and projected financial performance of the systems;



       - Review of the historical subscriber performance of the systems;



       - Review of the historical and projected capacity and other technical aspects of the systems;



       - Review of the implied multiples from the Proposed Transactions; and



       - Analysis of the change in valuations of cable systems over time.



     The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with rendering the Houlihan Lokey opinion related to the Proposed Transaction. Although a similar analysis was performed by Houlihan Lokey with respect to the Adelphia Transaction, the following discussion describes the process followed by Houlihan Lokey specific to the Proposed Transaction.



     DISCOUNTED CASH FLOW ANALYSIS:



     The discounted cash flow approach values a company on a going-concern basis. The discounted cash flow approach determines the present risk-adjusted value of the expected future cash flow stream, with expected growth incorporated into the projections. There are three steps involved in using the discounted cash flow approach as follows:



     - determination of cash flow projections that are supportable in light of historical performance, industry performance and industry expectations, and reasonable future expectations of the partnership;



     - determination of the "Terminal Value" of the partnership at the end of the projection period; and



     - determination of the appropriate discount rate to be used to discount the projected cash flows.



     In its analysis of NCP-Six, Houlihan Lokey used forecasts and projections for the years ended December 31, 2000 through 2005. Projected capital expenditures for 2001 to 2003 were based on NCP-Six's detailed Three-Year Capital Plan. Debt-free cash flows are generally defined as representative debt-free earnings less capital expenditures plus depreciation and amortization less increases in net working capital. Houlihan Lokey discounted the value of the debt-free cash flow streams to present values using discount rates ranging from 11% to 15%. Houlihan Lokey selected the discount rates by estimating the weighted average cost of capital for the combined operating units of NCP-Six associated with the Proposed Transaction. The weighted average costs of capital was primarily based on the cost of capital for publicly traded cable companies.



     In order to determine the terminal value of the assets at the end of the projection period, Houlihan Lokey utilized a capitalization of operating cash flow approach. This approach was utilized by applying a 10.0x multiple to 2005 operating cash flow. The terminal multiple of 10.0 was based on the average multiple for similar transactions. Houlihan Lokey then discounted the terminal value of the assets associated with the Proposed Transaction to the present using the same discount rate range as the interim cash flows. Houlihan Lokey added together the present value of the interim cash flows and the present value of the terminal value to arrive at a total enterprise value range of $51.9 million to $60.0 million for the assets associated with the Proposed Transaction.



     COMPARABLE TRANSACTION ANALYSIS:



     Using publicly available information, Houlihan Lokey analyzed the consideration offered and the implied transaction value multiples paid in the following selected acquisition transactions in the cable system industry:



            DATE                          BUYER                         SELLER
            ----                          -----                         ------
June 2000....................  Adelphia                       Tri-Lakes
June 2000....................  Cable One                      Telepartners
June 2000....................  Charter Communications Inc.    Enstar 6-B
June 2000....................  Gans Multimedia                Enstar
July 2000....................  Mediacom                       Spirit Lake CATV
July 2000....................  Mediacom                       So. KY Service Corp.
July 2000....................  Omega                          Rifkin Acquisition Partners
August 2000..................  Gans Multimedia                Enstar
October 2000.................  Mediacom                       Illinet Cable Systems
October 2000.................  Time Warner                    Lewis County Cable and
                                                              Henderson Cable
November 2000................  Mediacom                       Satellite Cable Services



     In analyzing these comparable transactions, Houlihan Lokey compared the total consideration paid in such transactions as a multiple of the number of subscribers as well as the latest twelve months and estimated calendar 2000 cash flows, where available.



     The transactions above were relied upon more heavily than other transactions analyzed because they were closer in time to the Proposed Transaction, similar in size to the Proposed Transaction and the companies that were acquired were located in similar rural communities. The average multiple of operating cash flows for these transactions was 9.7 and the median was 9.4. The average multiple of subscribers was $2,024 and the median was $1,949.



     After reviewing the composite range of multiples indicated for the comparable transactions, Houlihan Lokey arrived at a multiple range for the NCP-Six operating groups to be transferred in the Proposed Transaction of:



   2000 Cash Flow Multiple Range........................      9.5 to 10.0
   Subscriber Multiple Range............................   2,000 to 2,200



     After applying these ranges of multiples to NCP-Six's respective representative values, Houlihan Lokey arrived at a valuation range from this approach of $56.3 million to $60.5 million.

     OTHER CONSIDERATIONS



     In addition to the analyses mentioned above, Houlihan Lokey:



     - performed an analysis of all previous purchases and sales of cable systems by NCP-Six. Houlihan Lokey reviewed previous sales and acquisitions of cable systems made by NCP-Six including its acquisition of the Bennettsville and Barnwell operating systems in 1998 at $1,817 per subscriber and the sale of the Bennettsville operating system in February of 2001 at $1,800 per subscriber.



     - performed an analysis of Classic Cable, a comparable public company, analyzing its financial performance, size, growth, plant quality and cash flow and subscriber multiples.



     - reviewed the returns to the partnership's unaffiliated limited partners from secondary trading.



     - analyzed the change in valuations of U.S. cable systems since the date of the previous appraisals by Daniels and Communication Equity Associates. The market price for public cable companies has decreased 9% between February 1, 2001 and July 1, 1999, the date of the previous appraisals by Daniels and Communication Equity Associates. The average appraisal value from Daniels and Communication Equity Associates was $73.95 million as of July 1, 1999. Applying a 9% decrease implies a value of $67.29 million as of February 16, 2001 for the combined assets associated with the Proposed Transaction and the Adelphia Transaction. In addition, the number of total NCP-Six subscribers has decreased from 32,617 at the end of June 1999 to 31,633 at the end of December 2000, a 3% decrease. This also puts downward pressure on the current valuation as compared to July 1999.



     - reviewed the implied multiples for the Proposed Transaction. The implied multiple per subscriber from the Proposed Transaction is $2,276. The implied operating cash flow multiple from the Proposed Transaction is
       10.0. These multiples were calculated based on an adjusted purchase price. The adjusted purchase price of $61.6 million was determined by adding the expected proceeds to NCP-Six on the closing date to the present value of the principal and interest payments to be paid over the next two years.



     - held discussions with Daniels and Associates regarding the sale procedures and bid processes followed in connection with the sale of the assets of NCP-Six.



     After applying the various approaches and considering the factors mentioned above, Houlihan Lokey arrived at a valuation range of $54.8 million to $60.3 million. This range is below the adjusted purchase price of $61.6 million calculated for the Proposed Transaction as of February 16, 2001. As a result, Houlihan Lokey has concluded that the Proposed Transaction is fair to NCP-Six, from a financial point of view.



COMPENSATION AND MATERIAL RELATIONSHIPS



     NCP-Six paid Daniels & Associates and Communications Equity Associates $50,000 each plus out-of-pocket expenses for their appraisal services. If either the Adelphia Transaction, or the Proposed Transactions are consummated, NCP-Six will also pay Daniels & Associates $83,880 and $622,500, for each respective transaction that closes, as a brokerage fee for its efforts in soliciting bids for the assets from independent third parties.



     NCP-Six retained Daniels & Associates and Communications Equity Associates based upon each company's experience and expertise as a nationally recognized cable brokerage, appraisal and investment banking firm. Each firm, as part of its investment banking business, is continuously engaged in the valuation of cable businesses and securities in connection with mergers and acquisitions, competitive biddings, private placements and valuations. We decided not to retain appraisers other than Daniels & Associates and Communication Equity Associates, because we believed they were the best available and had the best understanding and expertise in the rural cable television system market in which NCP-Six's systems are located. Our belief as to the qualifications of Daniels & Associates and Communication Equity Associates is based on our years of experience working in the cable television industry. Our experiences have included: negotiating numerous transactions for cable assets; valuing systems for both operation, purchase, and sale; attending numerous trade shows and industry events; maintaining relationships with various parties that work in the cable industry, including parties that are known to customarily appraise cable assets; and keeping abreast of industry developments through trade publications and various news sources. Both Daniels & Associates and Communications Equity Associates are independent of Northland and NCP-Six and neither firm has any ownership interest in or management control over Northland or NCP-Six, although we are aware of one individual at Communications Equity Associates who owns 8 units of limited partnership interest in NCP-Six (out of 29,784 units outstanding). This individual has agreed not to vote his units at the special meeting. In the past, Daniels & Associates has provided brokerage and appraisal services to NCP-Six, including assisting in brokering the sale of the Sandersville, Mississippi system in April 1999. In addition, both Daniels & Associates and Communications Equity Associates have previously provided brokerage and appraisal services to Northland and affiliates of Northland and it is expected that they may provide similar services in the future. In all cases, each firm has received customary fees for the rendering of these services. Both Daniels & Associates and Communication Equity Associates have consented to the use of their appraisals in conjunction with this proxy statement.



     NCP-Six has also paid Houlihan Lokey a fee of $125,000 plus out-of-pocket expenses for its services in connection with rendering opinions as to the fairness of the consideration to be received by NCP-Six in both the Adelphia Transaction and the Proposed Transaction. The amounts to be paid to Houlihan Lokey were not conditioned upon the outcome of their fairness opinions and were negotiated prior to Houlihan Lokey's evaluation of any of the assets of NCP-Six. NCP-Six retained Houlihan Lokey to evaluate the assets of NCP-Six and the consideration to be received in both the Adelphia Transaction and the Proposed Transaction due to Houlihan Lokey's experience and reputation in evaluating transactions and rendering fairness opinions for various companies in various industries, including companies operating in the telecommunications sector. Prior to this engagement, neither Northland, nor any of its affiliates had entered into a relationship with Houlihan Lokey, and to our knowledge Houlihan Lokey does not own any interest in, or have any management control over, Northland or NCP-Six. Houlihan Lokey has also consented to the use of its fairness opinions in conjunction with this proxy statement.

                   SPECIFIC TERMS OF THE ADELPHIA TRANSACTION



     The Adelphia Transaction is to be made pursuant to the terms and conditions of the Adelphia asset purchase agreement, a copy of which is attached as Exhibit
E. Adelphia's offer for NCP-Six's Bennettsville, South Carolina operating system is for a purchase price of $8,388,000 subject to two possible adjustments. First, the purchase price shall be adjusted dollar for dollar for any net liabilities of the Bennettsville operating system assumed by Adelphia at the closing of the Adelphia Transaction. Second, the purchase price shall be adjusted in the event the Bennettsville operating system serves less than 4,660 basic subscribers on the date of closing the Adelphia Transaction, in which case, the purchase price shall be reduced by $1,800 for each basic subscriber under 4,660. The entire adjusted purchase price for the Adelphia Transaction is to be paid at closing with $1,000,000 of the adjusted purchase price to be deposited in an escrow account to secure contingent liabilities and indemnification obligations of NCP-Six potentially arising out of the Adelphia Transaction. The balance of any amounts remaining in the escrow are to be released on the first anniversary of closing the Adelphia Transaction.



                   SPECIFIC TERMS OF THE PROPOSED TRANSACTION



GENERAL



     The Proposed Transaction with Northland is to be made pursuant to the terms and conditions of the Northland asset purchase agreement, a copy of which is attached as Exhibit F. If the Proposed Transaction is approved, NCP-Six will be authorized to enter into an agreement with Northland under which Northland will acquire the entirety of the assets of NCP-Six that are not included in the Adelphia Transaction in a transaction valued at $62,250,000. The agreement will specifically provide for the following:



     - the sale to Northland of the undivided portion of the assets that is attributable to the unaffiliated limited partners' and the Administrative General Partner's interest in NCP-Six; and



     - the distribution in-kind to Northland of the undivided portion of the assets that is attributable to the Managing General Partner's interest in NCP-Six.



PAYMENT OF THE PURCHASE PRICE AND FINANCING REQUIREMENTS



     Northland's offer to acquire all of the assets of NCP-Six, except for the Bennettsville system to be sold to Adelphia, is for a total purchase price valuation of $62,250,000. The purchase price includes $9,875,000 to be paid pursuant to a promissory note from Northland to NCP-Six.



     The promissory note will have the following provisions:



     - a term of two years;



     - two equal payments of principal and accrued interest, due in full on the first and second anniversaries of closing;



     - a fixed interest rate of six and one-half percent per annum;



     - full recourse and unsecured; and



     - subordinated to Northland's senior debt.



     Northland currently has debt and other obligations in the approximate amount of $53,900,000 that would be senior to the note. The note which will be prepayable at any time, will be an unsecured obligation of Northland. Northland expects that it will assign its rights under the Proposed Transaction asset purchase agreement to an affiliate of Northland to purchase the assets to be conveyed in the Proposed Transaction. In such event, Northland expects that such affiliate will incur bank debt in order to finance the acquisition, and Northland may be required to be a guarantor on such debt. Northland's obligations under any such guarantee would be senior to the note. In addition, the note will be subordinated to any other senior debt of Northland that may be incurred by Northland in the future. The note will bear interest at a fixed rate that may be lower than rates on debt instruments that may be perceived to have comparable or lower risks than the note. The interest rate on the note is currently less than the prime rate in effect as of the date of this proxy statement. In addition, there is no guarantee that Northland, or its assignee, will not default on the note. The interest rate on the note is not intended to represent the interest rate which would be charged to Northland by an unaffiliated third-party lender or to provide a rate of return on the note equal to that which the unaffiliated limited partners could have received had the Proposed Transaction price been paid in full in cash at closing. The fixed six and one-half percent interest rate instead reflects the economic terms under which Northland is willing to undertake the Proposed Transaction.



     At closing, Northland will acquire the unaffiliated limited partners' interest and the administrative general partner's interest in the assets from NCP-Six by payment of the following:



     - by making an initial payment to NCP-Six equal to that amount that, after retiring partnership liabilities attributable to the unaffiliated limited partners' interest and the administrative general partner's interest and withholding the required state income taxes, will enable NCP-Six to distribute to the unaffiliated limited partners an amount forecasted to equal $709 for each partnership unit ($500/unit) in NCP-Six; and



     - delivering to NCP-Six the promissory note in the principal amount of $9,875,000.



     Northland estimates it will require approximately $46,900,000 of debt financing at closing to complete the acquisition. This amount represents the valuation price of $62,250,000 plus financing costs estimated to be $1,000,000 less:



     - an amount equal to the value of the distribution in-kind to Northland for its undivided portion of the assets attributable to the Managing General Partner's interest in NCP-Six;



     - certain liabilities of NCP-Six assumed by Northland; and



     - the principal amount of the promissory note.



Based on preliminary discussions with its lenders as of the date of this proxy statement, Northland expects to obtain the necessary financing, although no formal commitment has been received.



CONDITIONS TO COMPLETION OF THE PROPOSED TRANSACTION



     The obligation of Northland to consummate the Proposed Transaction is subject to the satisfaction, at the closing, of a number of conditions, including, among others:



     - the Proposed Transaction and the corresponding approval of Proposed Amendment No. 2 to the NCP-Six Partnership Agreement which must be approved by the holders of a majority of the outstanding unaffiliated limited partnership units;



     - the representations and warranties of NCP-Six in the asset purchase agreement with Northland must be true and correct in all material respects at the closing;



     - NCP-Six must have complied with its covenants and obligations in the asset purchase agreement in all material respects through the closing;



     - there must be no action, suit or other proceeding pending or threatened to prevent or otherwise restrict the Proposed Transaction that would have a material adverse effect;



     - the Hart-Scott-Rodino waiting period must have expired or terminated;



     - NCP-Six must have received consents from all franchising authorities and from the FCC relating to the systems;



     - Northland must have obtained its necessary financing;

     - there must have been no material change in the financial condition of NCP-Six; and



     - the Adelphia Transaction must have already closed.



     Even if the Proposed Transaction is approved, Northland will have no obligation to consummate the transaction, unless each of these closing conditions are satisfied.



REPRESENTATIONS AND WARRANTIES



     NCP-Six is being asked to make a limited number of representations and warranties in the Northland asset purchase agreement regarding facts pertinent to the Proposed Transaction. These representations include the following:



     - organization, qualification to do business and partnership power;



     - authorization of the purchase agreement by NCP-Six;



     - enforceability of the purchase agreement against NCP-Six; and



     - third-party consents required to consummate the transaction.



     Northland is making a number of representations and warranties in the asset purchase agreement regarding facts pertinent to the transaction. These representations include the following:



     - organization, qualification to do business and corporate power;



     - authorization of the purchase agreement by Northland;



     - third-party consents required to consummate the transaction.



     - the effect of the transaction on Northland and its assets and under applicable law;



     - Northland's ability to obtain adequate financing for the transaction by closing; and



     - Northland's qualifications to own and operate the systems under the cable franchises.



TERMINATION



     The Northland asset purchase agreement may be terminated at any time before completion of the Proposed Transaction under the circumstances described below:



     - NCP-Six and Northland may terminate the purchase agreement by mutual consent;



     - Either NCP-Six or Northland may terminate the purchase agreement if:



     - the Federal Trade Commission or the Department of Justice notifies either party of its intent to enjoin the transaction; or



     - any action, suit or other proceeding is pending or threatened to prevent or otherwise restrict the proposed transaction that would have a material adverse effect;



     - Northland may terminate the purchase agreement if any of the conditions to its closing obligations are not satisfied or waived, unless the failure to fulfill the condition is a result of a breach of the purchase agreement by Northland;



     - NCP-Six may terminate the purchase agreement if any of the conditions to its closing obligations are not satisfied or waived, unless the failure to fulfill the condition is a result of a breach of the purchase agreement by NCP-Six; or



     - The agreement will terminate without action by either party if closing does not occur within 180 days after the date of the special meeting.

DISTRIBUTIONS TO LIMITED PARTNERS



     The Proposed Transaction contemplates that NCP-Six will dispose of the entirety of its assets by June, 2001 at a valuation of $8,388,000 for the Adelphia Transaction and $62,250,000 for the Proposed Transaction, resulting in a combined total valuation of $70,638,000. Due to the fluctuating nature of "non-system" assets of NCP-Six, including cash, accounts receivable and prepaid sums, the value of these partnership assets and the amount of partnership liabilities as of the date of dissolution are incapable of definitive calculation at this time. The actual net proceeds distributed and federal income tax consequences to unaffiliated limited partners thus will vary from the estimated amounts set forth in this proxy statement.



     A vote to approve the Proposed Transaction described in this proxy statement shall be deemed to constitute consent to any variation in the distributed proceeds. Notwithstanding the foregoing, if at any time prior to closing we determine that the cumulative distribution to unaffiliated limited partners may be reduced by more than $622,500 from the current projected distributions (an amount that represents one percent of the total Proposed Transaction price), we will not sell the assets to Northland, any of its affiliates or any third party without again obtaining approval of the unaffiliated limited partners. See "Projected Cash Available From Liquidation."



     Because Northland is the acquiring entity, the undivided portion of the assets attributable to the Managing General Partner's interest will be distributed to the Managing General Partner in-kind, rather than sold for cash. As a consequence of the in-kind distribution to the Managing General Partner, net proceeds from the sale of the assets will be distributed solely to the limited partners and to the Administrative General Partner, ratably in accordance with the requirements of the NCP-Six Partnership Agreement, subject to certain adjustments. This procedure reduces the amount of cash required by the acquiring entity, in that the cash price payable for the assets is reduced by the value of the Managing General Partner's interest in the assets.



     In determining the net amount distributable to the unaffiliated limited partners, the Proposed Transaction valuation of $62,250,000 will be adjusted as follows:



     - it will be decreased by the value of advance payments and deposits, which represent current liabilities to be assumed by Northland;



     - it will be increased by any other partnership assets not sold to Northland (such as cash on hand and accounts receivable); and



     - it will be decreased by expenses and liabilities attributable to the assets being sold, including the following:



         - the costs of the fairness opinions and broker expenses;



         - costs related to the proposed transaction, including costs in connection with this proxy solicitation;



         - partnership administrative costs;



         - amounts to repay outstanding debt obligations to NCP-Six's lender, management fees and other allocated operating costs, accounts payable, accrued expenses and other partnership liabilities; and



         - the amount of $750,000, to secure payment of any contingent or unknown liabilities and indemnification obligations.



     The net amount distributable to the unaffiliated limited partners and the General Partners will be distributed as provided in the NCP-Six Partnership Agreement. The NCP-Six Partnership Agreement requires that distributions be made in the following order:



     - first, until the unaffiliated limited partners receive cumulative distributions equal to their capital contributions, 99% to the unaffiliated limited partners and 1% to the Managing General Partner; and

     - thereafter, 75% to the unaffiliated limited partners, 5% to the Administrative General Partner, and 20% to the Managing General Partner.



     The Managing General Partner will receive its distribution as an in-kind distribution of assets. The unaffiliated limited partners and Administrative General Partner will receive their respective distributions in cash within 120 days after closing and on the first and second anniversaries of the closing upon payment of the two equal annual installments called for in the promissory note to be delivered by Northland at the closing of the Proposed Transaction. The aggregate amount distributable to unaffiliated limited partners will be allocated among the unaffiliated limited partners based on the number of units held by each. See "Projected Cash Available from Liquidation -- Projected Cash Available If Closing Occurs" and the subsequent notes.



     Distributions to unaffiliated limited partners will be made in three installments. The first estimated distribution of $1,418 per $1,000 investment will be made within 120 days after the date of closing the Proposed Transaction. We currently anticipate that the first distribution will occur in June 2001. The balance of the distribution to be made to the unaffiliated limited partners will be made in two separate installments as and when payments are made by Northland to NCP-Six pursuant to the promissory note, and upon release of those funds deposited in the holdback escrow as required by the Adelphia Transaction purchase agreement. We anticipate the amount of the first distribution consisting of the first installment under the note and the escrow proceeds from the Adelphia Transaction to approximate a total of $382 per $1,000 investment plus interest of $41 per $1,000 investment. We further estimate the amount of the second of the two distributions under the note to approximate a total of $318 per $1,000 investment plus interest of $21 per $1,000 investment.



     These distribution estimates take into account the payment of all known or anticipated partnership liabilities attributable to the unaffiliated limited partners' interest in NCP-Six, including any liquidation expenses and any claims against NCP-Six of which we are aware. These estimates also include $750,000 to be funded from cash paid by Northland at closing, to secure contingent and unknown liabilities and indemnification obligations of NCP-Six. If NCP-Six incurs any unanticipated liabilities or expenses which arise from operations of NCP-Six prior to or on the date of closing or becomes liable for an indemnification obligation under the asset purchase agreements with Adelphia or Northland or under the NCP-Six Partnership Agreement, either of which exceeds amounts set aside for the payment of known and anticipated current liabilities or contingent liabilities, these liabilities and expenses could reduce the amount of cash available for distribution to the unaffiliated limited partners.



     Following closing of the Proposed Transaction, NCP-Six will remain liable for post-closing adjustments, claims, liquidation expenses and unknown and contingent liabilities, as well as any indemnification obligation under the asset purchase agreements with Adelphia and Northland and the NCP-Six Partnership Agreement. All liabilities, including liabilities owing to Northland arising out of the disposition of the assets or otherwise, will be shared by the unaffiliated limited partners and General Partners ratably in accordance with the NCP-Six Partnership Agreement. See "PROJECTED CASH AVAILABLE FROM LIQUIDATION."



      DISSOLUTION AND LIQUIDATION CONSEQUENCES OF THE PROPOSED TRANSACTION



DISSOLUTION PROCEDURES



     If the Proposed Transaction closes, we will proceed with the distribution of proceeds in accordance with the provisions of the NCP-Six Partnership Agreement regarding dissolution, winding-up and termination.



     NCP-Six anticipates winding up its business in the fourth quarter of 2001. Until NCP-Six has wound up its affairs it will continue to file periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. In the event winding up the partnership takes longer than anticipated, NCP-Six will continue to file its reports until the dissolution has occurred. Upon its dissolution NCP-Six will file a Certification and Notice of Termination on Form 15 with the SEC, and will thereafter no longer be subject to the Securities Exchange Act and will cease filing periodic reports with the SEC. However, as discussed below under "-- Description of Liquidating Trust," the trust will continue to provide annual financial information to the unaffiliated limited partners until the proceeds of Northland's promissory note are paid to the unaffiliated limited partners.



DESCRIPTION OF LIQUIDATING TRUST



     After NCP-Six is wound up and a certificate of cancellation is filed with the Washington Secretary of State, the Northland's promissory note will be assigned to a liquidating trust created and maintained for the benefit of the unaffiliated limited partners. The liquidating trust will be governed by the NCP-Six Liquidating Trust Agreement, a copy of which is attached as Exhibit L. In addition to the Northland note, NCP-Six's rights to the $1,000,000 hold-back escrow required in the Adelphia Transaction will be transferred to the trust. NCP-Six will also deposit $750,000 from the cash received upon closing the Proposed Transaction with the trust to secure any contingent or unknown liabilities of NCP-Six during the partnership's winding up and dissolution.



     The trust will permit NCP-Six to dissolve after it ceases operations and will facilitate administration and distribution of the proceeds of the note to the unaffiliated limited partners. Interests in the trust will be non-transferable. The trust will not engage in any business activities other than those incident to the distribution of proceeds of the note to the unaffiliated limited partners and will be terminated once the final proceeds of the note have been paid to the unaffiliated limited partners, which is anticipated to occur on or about the second anniversary of closing the Proposed Transaction. The trust is prohibited from conducting a trade or business and from making investments (other than short-term investments in demand or time deposits or other temporary investments) and will not hold itself out as an investment company. The trust will terminate the sooner of the date upon which the trustee has disbursed all the proceeds of the note to the unaffiliated limited partners or December 31, 2004.



     Income and expenses of the trust will be allocated among the unaffiliated limited partners as beneficiaries of the trust according to their percentage interest in NCP-Six. The trust is designed as a "spendthrift trust" and expressly precludes voluntary transfer of a beneficiary's interests in the trust, whether by assignment or otherwise. Although the terms of the trust also prohibit involuntary transfer of beneficial interests in the trust, whether by creditors, judgement or operation of law, there can be no assurance that these provisions will be enforceable in all circumstances. Subject to the restrictions on the trust's actions as described above, the trustee of the trust has all rights and authorities granted to trustees generally under Washington law.



     The trust will not be required to file periodic reports with the SEC.

                   PROJECTED CASH AVAILABLE FROM LIQUIDATION



     If closing of the Proposed Transaction occurs, the unaffiliated limited partners are expected to receive the same amount of cash they would receive if the assets were sold for a proposed purchase price of $62,250,000 to an unaffiliated third-party. However, a sale to a third-party could involve additional transaction costs, which would result in lower net proceeds to the unaffiliated limited partners. For example, legal and accounting fees incurred by NCP-Six, including assisting in the extensive business, legal, engineering, technical and financial due diligence review customarily undertaken by third-party purchasers, as well as preparation and negotiation of transaction documentation, would likely exceed the estimated transaction costs set forth on the following page. These expenses would be further compounded if multiple purchasers were involved in the sale of all of NCP-Six's assets. We are not aware of any material costs undertaken by NCP-Six in this Proposed Transaction that would not also be incurred in a sale to an unaffiliated third-party. If the assets were to be sold to an independent third-party at a price in excess of the purchase price, such a sale might result in net proceeds to unaffiliated limited partners sufficiently higher to offset transaction costs. In any event, if closing of the Proposed Transaction occurs, the amount of cash distributed to you will not be less than the amount you would receive if the assets of NCP-Six remaining after the Adelphia Transaction were sold to an unaffiliated third-party at a purchase price of $62,250,000, pursuant to the terms of the Northland asset purchase agreement.



     The following table sets forth the amount of cash projected for distribution to you assuming that NCP-Six closes the Adelphia Transaction and disposes of its remaining assets in the Proposed Transaction based on the Proposed Transaction's valuation of $62,250,000 and fully liquidates. The estimated total cash distributions to you over the life of the partnership are approximately $1,245 per partnership unit, or $2,488 per $1,000 investment (excluding aggregate interest payments of approximately $31 per unit, or $62 per $1,000 investment). The projected net cash available assumes that both the Adelphia Transaction and the Proposed Transaction occur on December 31, 2000, and thus reflects payments of principal and interest on partnership indebtedness and certain accrued receipts and costs as of December 31, 2000. The current estimated total expenses in the Proposed Transaction are approximately $1,100,000, excluding administrative costs of dissolution and winding up NCP-Six. As discussed in the preceding paragraph, expenses of this proxy solicitation, including legal and accounting costs, could be materially different if the Proposed Transaction involved the sale of the assets to a third-party. See "Fairness of the Transaction -- Comparison of Northland's Offer to Highest Third-Party Bid -- Lower Transaction Costs." Although these expenses will vary depending on the timing and structure of the sales transaction, the expenses incurred would likely be equal to or greater than those set forth in the table. Other expenses, such as partnership administrative costs and miscellaneous costs represent expenses that would be incurred by NCP-Six regardless of the parties to or structure of a sale of NCP-Six's assets. The estimated expenses include an aggregate amount of $750,000 which will be held by NCP-Six in the liquidating trust to secure contingent or unknown liabilities and indemnification obligations of NCP-Six. Regardless of whether NCP-Six were selling its remaining assets to Northland or to an independent third-party, we would require this reserve to secure these contingent liabilities and indemnification obligations. Additionally, pursuant to the terms of the Adelphia Transaction purchase agreement, $1,000,000 of the purchase price to be received in the Adelphia Transaction will be held in escrow to secure contingent liabilities and indemnification obligations arising out of the Adelphia Transaction for a period of one year from the closing of the Adelphia Transaction. It is assumed that these proceeds will be distributed in full along with the first installment payment from Northland's promissory note that is to be issued as part of the purchase price for the Proposed Transaction. The table also indicates projected net cash available for distribution based on both a per-partnership unit basis and an initial $1,000 capital contribution by a limited partner.



     THESE AMOUNTS SET FORTH ON THE FOLLOWING TABLE ARE PROVIDED ON A PRO FORMA BASIS AS OF DECEMBER 31, 2000, AND ARE BEING PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. WE CURRENTLY ANTICIPATE CLOSING OF THE PROPOSED TRANSACTION TO OCCUR IN JUNE 2001. ACTUAL AMOUNTS WILL VARY FROM THE PROJECTIONS INCLUDED ON THE FOLLOWING TABLE. THE AMOUNT OF CASH ACTUALLY DISTRIBUTED TO YOU WILL ALSO VARY FROM THESE PROJECTIONS. THE AMOUNT OF THE VARIANCE WILL DEPEND UPON A VARIETY OF FACTORS, INCLUDING BUT NOT LIMITED TO THE ACTUAL DATE OF CLOSING, THE RESULTS OF OPERATIONS OF NCP-SIX PRIOR TO SUCH DATE, AND THE EXTENT OF

ANY CURRENTLY UNKNOWN LIABILITIES CONCERNING THE ASSETS AND OPERATIONS OF THE PARTNERSHIP ARISING ON OR PRIOR TO THE DATE OF CLOSING THAT ACCRUE PRIOR TO SUCH DATE. IN ANY EVENT, THE AMOUNT OF THE VARIANCE COULD BE SIGNIFICANT. IF AT ANY TIME WE BELIEVE THAT THE AMOUNT OF CASH TO BE DISTRIBUTED TO YOU MAY BE REDUCED BY MORE THAN $622,500 FROM THESE PROJECTIONS (AN AMOUNT THAT REPRESENTS ONE PERCENT OF THE TOTAL PROPOSED TRANSACTION PRICE), THE PROPOSED TRANSACTION WILL NOT PROCEED AND CLOSING WILL NOT OCCUR WITHOUT AGAIN OBTAINING APPROVAL OF THE UNAFFILIATED LIMITED PARTNERS.



     The figures presented take into account, where applicable, the projected costs associated with the proposed disposition of the assets, including proxy solicitation expenses, and estimated general and administrative and operating expenses. Those assets of NCP-Six that are not included in the assets to be sold to Northland in the Proposed Transaction or to Adelphia in the Adelphia Transaction (which include cash on hand and accounts receivable) have been included in the table in computing the projected net cash available. Although the figures are presented on a pro forma basis as if the Adelphia Transaction and the Proposed Transaction occurred on December 31, 2000, we do not currently anticipate that any events will occur between December 31, 2000 and the closing date of either of these transactions that will materially affect the figures.



PROJECTED CASH AVAILABLE IF THE ADELPHIA TRANSACTION AND THE PROPOSED TRANSACTION CLOSINGS OCCUR



PARTNERSHIP PROJECTED CASH VALUE:
  Gross Valuation for Proposed Transaction Assets...........  $ 62,250,000
  Gross Valuation for Adelphia Transaction Assets...........     8,388,000
  Adjustments to Gross Valuation:
  Current Liabilities Assumed by Northland(1)...............       466,376
  Current Liabilities Assumed by Adelphia(1)................        23,252
  Combined Adjusted Gross Valuation.........................    70,148,372
  Plus (Less) Partnership Liabilities and Other Assets:
     Receivables and Other Assets(2)........................       810,629
  Cash on Hand..............................................     1,281,380
  Appraisals and Broker Expenses(3).........................      (706,380)
  Transaction and Proxy Costs(4)............................      (400,000)
  Partnership Administrative Costs(5).......................      (100,000)
  Debt Repayment to Others(6)...............................   (29,534,475)
  Other Costs; Contingencies(7).............................      (750,000)
  Projected Net Cash Value(8)(9)............................    40,749,526
Limited Partners' Projected Cash Available(9)...............    33,251,730

                                                                       PER $500
                                                                      PARTNERSHIP
                                                        PER $1,000       UNIT
                                                        INVESTMENT     (ROUNDED)
                                                        ----------    -----------
Initial distribution from closing the Adelphia
  Transaction and the Proposed Transaction............    $1,418        $  709
Distribution from the first note payment and the
  $1,000,000 Adelphia holdback escrow, excluding
  interest............................................       382           191
Distributions from the second note payment, excluding
  interest............................................       318           159
Previously received cash distributions................       255           128
North Carolina, South Carolina, and Mississippi
  non-resident tax paid on behalf of the unaffiliated
  limited partners -- (Treated as a Cash Distribution)
  (Applies only to North Carolina, South Carolina, and
  Mississippi Non-Resident Limited Partners)(9).......       115            58
Aggregate interest on first and second note
  payments............................................        62            31
                                                          ------        ------
Total overall potential return over the life of the
  partnership (including interest)....................    $2,550        $1,276
                                                          ======        ======


-------------------------

(1)Consists of advance subscriber payments and deposits.



(2)Consists of NCP-Six's (i) accounts receivable of $725,123 and (ii) prepaid expenses of $85,506, all of which were determined as of December 31, 2000.



(3)Under its agreement with Daniels & Associates, NCP-Six is obligated to pay Daniels & Associates a fee equal to $706,380 for its brokerage services which amount represents one percent of the gross valuation of the assets being sold.



(4)Estimated costs of this proxy solicitation and closing of the Adelphia Transaction and the Proposed Transaction, including legal fees and expenses of approximately $150,000, fees and costs associated with the issuance of separate fairness opinions for the Adelphia Transaction and the Proposed Transaction of approximately $150,000, printing costs of approximately $75,000, mailing expenses of approximately $15,000, and SEC filing fees of approximately $10,000. NCP-Six will be responsible for all of these costs. No significant auditing or solicitation costs are expected to be incurred in connection with the Proposed Transaction.



(5)General and administrative, auditing, accounting, legal, reporting and other costs have been estimated through the final distribution, which is assumed to occur in June, 2003. It is estimated that approximately $50,000 of this amount will be payable to the Managing General Partner for its services in the dissolution and winding up of NCP-Six. Services provided by the managing general partner will include ongoing accounting and legal services as well as administrative and investor relations services during the dissolution and winding up of NCP-Six. The amount to be paid to the managing general partner represents an estimate of the actual cost incurred by the managing general partner to provide these services to NCP-Six.



(6)Consists of (i) notes payable of $28,215,281 to NCP-Six's lender, (ii) management fees and other allocated operating costs of $21,349 payable to the Managing General Partner and affiliates, and (iii) accounts payable, accrued expenses and other liabilities of $1,297,584, all of which were determined as of December 31, 2000.



(7)Estimated amount to be set aside to cover contingent liabilities that may exist at closing of the Proposed Transaction.



(8)"Projected Net Cash Value" includes the partners' distributive share of cash and the value of Northland's in-kind distribution of assets.

(9)The difference between "Projected Net Cash Value" and "Limited Partners' Projected Cash Available" represents the projected value of (i) the assets distributed to Northland in-kind, plus the managing general partner's share of non-system assets, less the managing general partner's share of liabilities, and (ii) the projected cash available for distribution to the administrative general partner, all as the general partners' shares are determined after the unaffiliated limited partners receive 100% return on their aggregate capital contributions. The tables below are illustrative:



EXCESS OF LIMITED PARTNERS' CAPITAL CONTRIBUTIONS OVER PRIOR CASH DISTRIBUTIONS:



                                                                        PER $1,000
                                                            PER UNIT    INVESTMENT     AGGREGATE
                                                            --------    ----------    -----------
Original Capital Contribution.............................  $500.00       $1,000      $14,892,000
Prior Cash Distributions..................................   127.50          255        3,797,460
                                                            -------       ------      -----------
Excess....................................................  $372.50       $  745      $11,094,540
                                                            =======       ======      ===========



Projected Net Cash Value....................................  $40,749,526
Distribution to the general partners equal to 1% until
  Limited Partners receive 100% of capital contributions
  pursuant to Section 16(d)(iii)............................     (112,066)
Projected value of assets distributed to the general
  partners less share of liabilities as determined after the unaffiliated limited partners receive 100% return on their aggregate capital contributions pursuant to Section
  16(d)(iv).................................................   (7,385,730)
                                                              -----------
Limited Partners Projected Cash Available...................  $33,251,730
                                                              ===========



                                                        GENERAL        LIMITED
      DISTRIBUTION OF PROJECTED NET CASH VALUE:         PARTNERS      PARTNERS         TOTAL
      -----------------------------------------        ----------    -----------    -----------
Section 16(d)(iii):
Distributions to unaffiliated limited partners equal
  to the excess of capital contributions over prior
  cash distributions.................................  $             $11,094,540    $11,094,540
($372.50 per limited partnership unit)
  Distributions to the general partners equal to 1%
     until Limited Partners receive 100% of capital
     contributions...................................     112,066             --        112,066
Section 16(d)(iv):
  Balance distributed 75% to the unaffiliated limited
  partners and 25% to the general partners...........   7,385,730     22,157,190     29,542,920
                                                       ----------    -----------    -----------
Distribution of Projected Net Cash Value.............  $7,497,796    $33,251,730    $40,749,526
                                                       ==========    ===========    ===========



     FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION



     The following constitutes a general summary of the financial income tax consequences of a disposition of partnership assets as applicable to NCP-Six. This summary is based upon the Internal Revenue Code of 1986 (the "Code"), as amended by various subsequent tax acts (collectively referred to as the "Tax Acts"). It is not possible to discuss all of the provisions of the Code and Tax Acts applicable to a limited partner's investment in this proxy statement. Moreover, in many areas the Code and Tax Acts specifically authorize the Treasury Department to promulgate regulations to govern certain transactions and it is not known what positions any of the regulations not yet issued will take. In addition, since the proposed transaction is not expected to close until June 2001, Congress could pass further legislation that could significantly change the tax consequences of the Proposed Transaction from that discussed below. The following constitutes a general summary of some of the provisions of the Code and Tax Acts. The following discussion of tax consequences represents our best knowledge and belief, based upon our experience in reporting the tax consequences of transactions similar to the disposition of assets described in this proxy statement to various tax authorities. We have not sought, nor will we receive, a legal opinion as to the matters discussed below.



     YOU ARE STRONGLY ENCOURAGED TO REVIEW THE CODE, THE TAX ACTS, AND THIS SECTION OF THE PROXY STATEMENT WITH YOUR PERSONAL TAX ADVISORS.



TAX CONSIDERATIONS



     There are certain material tax consequences to you resulting from the Proposed Transaction. In order to avoid the additional expense, NCP-Six has not obtained a tax opinion in connection with either the Proposed Transaction or the Adelphia Transaction. The table below sets forth certain estimated federal income tax consequences per $1,000 investment if both the Proposed Transaction and the Adelphia Transaction close as contemplated. The table relates only to persons who purchased units in the initial offering, and have an initial tax basis of $500 per unit. The table does not reflect estimated federal income tax consequences for those persons who received their interests through transfer from other unaffiliated limited partners or have tax basis adjustments to their interest in NCP-Six arising from transactions other than the operations of NCP-Six.



     The table below sets forth the amount of long-term capital gain and ordinary income that is expected to result from the disposition of the assets and the liquidation of NCP-Six. For this purpose it is assumed that the entire amount of Section 1231 gain allocated by NCP-Six to the unaffiliated limited partners will be treated as long-term capital gain income on their individual tax returns. The dollar amounts reflect allocations as required pursuant to the limited partnership agreement. As of December 31, 2000, there were 29,784 units ($500/unit) of limited partnership interest outstanding.



     ALL FIGURES SET FORTH IN THE TABLE ARE NECESSARILY IMPRECISE AND REPRESENT ONLY OUR ESTIMATE OF CERTAIN TAX EFFECTS, assuming that the unaffiliated limited partners have no other capital gains or passive activity transactions. Actual tax consequences will depend on the individual limited partner's tax situation. All unaffiliated limited partners are strongly encouraged to review the following table, this section of the proxy statement, and their individual tax situations with their personal tax advisors.



      TAX RESULTS FROM DISPOSITION OF THE ASSETS AND RESULTING LIQUIDATION


                            (Per $1,000 Investment)



Overall Ordinary Income per $1,000 Investment(1)(2).........  $1,559
Overall Long-Term Capital Gain per $1,000
  Investment(2)(3)..........................................  $  531


-------------------------

(1)Assumes that depreciation recapture per $1,000 investment will be equal to $1,559.



(2)If available, current or suspended passive activity losses from other passive activities (other than suspended tax basis losses) may also be used to offset income or gain.



(3)Aggregate of capital gain and loss from the disposition of assets and liquidation of NCP-Six. Assumes that the unaffiliated limited partners' remaining basis in NCP-Six may be used upon termination of NCP-Six to offset capital gain from the disposition of the assets of $145 per $1,000 investment.



TAX CONSEQUENCES OF DISPOSITION OF THE ASSETS AND LIQUIDATION OF NCP-SIX



     Upon the disposition of the assets, taxable income will be recognized by NCP-Six to the extent that the amount realized from the disposition exceeds the adjusted tax basis of the assets disposed of. The taxable gain from the sale will be allocated among the partners in accordance with the NCP-Six Partnership Agreement. The allocation of gain to the unaffiliated limited partners will increase your adjusted tax basis in NCP-Six and increase your "amount at risk" with respect to NCP-Six's activity. Suspended or current passive activity losses from your other passive activities may be used to offset gain from the disposition of the assets. See "-- Tax Consequences of a Decision Not to Sell" below for a discussion of passive activity loss limitations and suspended losses. We believe that these allocations will have "substantial economic effect," as required by regulations issued by the Treasury Department. In the event the Internal Revenue Service ("IRS") should prevail in any contention that the taxable gain from the sale should be allocated differently from the manner reported by the general partners, the amounts of capital gain (or loss) and ordinary income (or loss) of the unaffiliated limited partners would be adjusted in equal offsetting amounts.



     The majority of assets being sold by NCP-Six will be treated as "Section 1231 assets." Section 1231 assets are general defined as depreciable and amortizable assets used in a trade or business, which have been held by the taxpayer for more than one year. The assets comprising the distribution systems of NCP-Six, including franchise rights and associated intangible assets, are section 1231 assets. Your share of gain or loss on the sale of the assets (excluding ordinary income depreciation recapture, discussed below) will be combined with any other Section 1231 gain or loss you incur in that taxable year and your net Section 1231 gain or loss will be taxed as capital gain or ordinary loss, as the case may be. However, Section 1231 gain will be converted into ordinary income to the extent you have net Section 1231 losses in the five most recent tax years ("non-recaptured net Section 1231 losses"). The tax treatment of Section 1231 gains will depend on your tax situation. In addition, cost recovery deductions which have been taken with respect to certain assets will be subject to recapture as ordinary income upon the sale to the extent of gain on the sale, and you will be allocated a share of this ordinary income depreciation recapture in proportion to the cumulative net losses previously allocated to you under the NCP-Six Partnership Agreement. It is estimated that ordinary income of $779 per partnership unit (or $1,559 per $1,000 investment) will be allocated to the limited partners. You will also recognize gain or loss upon the liquidation of NCP-Six following the disposition of the assets to the extent that the cash distributed in the liquidation exceeds or is less than your adjusted tax basis in your partnership interest. See "-- Other Tax Law Changes" below for a discussion of the applicable tax rates for ordinary income and capital gains.



     Neither NCP-Six nor any partner is allowed to deduct or to amortize the amounts paid for syndication expenses, that is, amounts which were paid or incurred by NCP-Six in connection with the issuance and marketing of the units of limited partnership interest, including sales commission costs. Upon liquidation of NCP-Six, the Treasury Regulations provide that NCP-Six may not deduct the capitalized syndication expenses. However, there is uncertainty in the law concerning whether you may claim a capital loss for the remaining portion of your tax basis in NCP-Six, which is attributable to the capitalized syndication costs. For purposes of the calculations presented in the "Tax Results from Disposition of the Assets and Resulting Liquidation" table above, the general partners have assumed that the unaffiliated limited partners' remaining basis in NCP-Six may be used upon the termination of NCP-Six to offset capital gain from the sale of the assets. The IRS may contend, however, that the unaffiliated limited partners are not entitled to claim a capital loss because they should have reduced their basis in their partnership interests for the syndication fees, as expenditures of NCP-Six which are not deductible in computing its taxable income and not properly chargeable to capital accounts, and the IRS may, in fact, contend that the unaffiliated limited partners should recognize an additional amount of capital gain. YOU SHOULD CONSULT WITH YOUR INDIVIDUAL TAX ADVISOR WITH RESPECT TO YOUR TREATMENT OF SYNDICATION COSTS UPON TERMINATION OF NCP-SIX.



     If the IRS were to argue successfully that the allocations of taxable income among the partners should differ from the allocations that would be reported on NCP-Six tax returns, the amounts of ordinary income and loss and capital gain and loss you report would change. The managing general partner believes this change would not have a material adverse effect on you.



     There will be no federal tax consequences to NCP-Six relating to the Proposed Transaction. All federal tax consequences are instead imposed on the partners of NCP-Six. Northland Communications Corporation, as Managing General Partner, will not recognize taxable gain or loss on the Proposed Transaction, but rather will receive its proportionate interest in NCP-Six as a distribution in-kind of cable system assets. FN Equities Joint Venture, as Administrative General Partner, will recognize taxable income to the extent of its share of proceeds from the Proposed Transaction, as determined under the NCP-Six Partnership Agreement. In general, FN Equities Joint Venture will receive five percent (5%) of the proceeds after the limited partners have been returned the balance of their capital contributions.

UNRELATED BUSINESS TAXABLE INCOME



     Unrelated business taxable income ("UBTI") will be generated by the sale of the assets and allocated to unaffiliated limited partners that are qualified retirement plans and tax exempt trusts ("Plans") as defined by the Code and subject to the Employment Retirement Income Security Act of 1974 (i.e., IRAs, Keoghs, Pension Plans, etc.).



     Generally, partnership allocations of ordinary income, Section 1231 gains, and capital gains will result in UBTI to Plans and generate an unrelated business income tax. The Code allows an exempt entity a specific deduction for UBTI of up to $1,000 per year and thus, the annual UBTI generated by the Plan will be taxed to the extent it exceeds $1,000. In addition, should the Plan have net operating loss and suspended basis loss carryovers, the UBTI may be reduced by these carryover losses first.



     To illustrate the impact of UBTI to Plans as the result of the proposed sale of assets, the following is an analysis which assumes that a $5,000 IRA investment is the sole UBTI investment of the IRA. It also assumes that a limited partner has properly reported and is carrying over net operating losses generated in the early years of NCP-Six.



                    INITIAL NCP-SIX IRA INVESTMENT -- $5,000



Cash distributions received over the life of NCP-Six,
  excluding interest payments in 2002 and 2003 ($62 per
  $1,000 investment)........................................  $12,455
UBTI tax liability in 2001..................................   (1,922)
                                                              -------
Net cash after taxes to IRA Investor........................  $10,533
                                                              =======



     This analysis indicates that due to loss carryovers and the annual UBTI exemption referred to above, an IRA investor would not be subject to UBTI tax until the year of sale (2001). In addition, should the IRA be able to utilize a capital loss in 2001, the remaining basis in NCP-Six in the year of termination
(2001) would result in a $725 tax deduction due to the capital loss (not shown).



TAX CONSEQUENCES OF A DECISION NOT TO SELL



     The general consequences of a decision not to sell and to continue to operate as a partnership are that you will continue to be allocated your share of NCP-Six's income, deduction, gain and loss, and will be distributed your share of cash available for distribution, as determined under the NCP-Six Partnership Agreement. In general, income or loss from operations of NCP-Six constitute ordinary income or loss, and are allocated to unaffiliated limited partners in accordance with the NCP-Six Partnership Agreement. Cash distributions to unaffiliated limited partners are not taxable unless they exceed the adjusted tax basis of the limited partner's partnership interest. Further, you may not deduct losses allocated to you to the extent the losses exceed the adjusted tax basis of your partnership interest. These unused losses may be carried forward and utilized in future years, subject to the same limitation based on the tax basis of your NCP-Six interest.



     With respect to the deductibility of partnership losses by a limited partner, the Code does not allow a taxpayer to use losses and credits from a business activity in which he or she does not materially participate (e.g., a limited partner in a limited partnership) to offset other income such as salary, active business income, dividends, interest, royalties and investment capital gains. However, passive activity losses can be used to offset passive activity taxable income from another passive activity. In addition, disallowed losses and credits from one tax year may be suspended and carried forward by a taxpayer and used to offset income from passive activities in the future. The disallowed losses will also be allowed in full when the taxpayer recognizes gain or loss upon a taxable disposition of his or her entire interest in the passive activity. You should also note that the Treasury Department prescribed regulations that will recharacterize certain income as "portfolio" income and restrict the offset of that income by losses from a passive activity. These regulations could impact the use of passive activity losses or income from NCP-Six. For example, the Treasury Department has issued regulations holding that interest earned on partnership cash balances represents portfolio income, and thus may not be offset by passive activity losses.



     If a decision is made not to sell, the losses (if any) allocated to the limited partners will be subject to the passive loss rules discussed above. Unless the limited partner has income from other passive activities, the losses allocated by NCP-Six will not be currently deductible. In addition, the limited partner could be allocated interest income or other portfolio income that could not be offset by passive activity losses.



     YOU SHOULD ALSO NOTE THAT THE EFFECT OF PASSIVE ACTIVITY LOSS LIMITATIONS MAY VARY FROM ONE TAXPAYER TO ANOTHER DEPENDING UPON YOUR INDIVIDUAL TAX SITUATION. THEREFORE, YOU SHOULD CONSULT YOUR PROFESSIONAL TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE PASSIVE ACTIVITY LOSS LIMITATIONS TO YOUR PARTICULAR TAX SITUATION.



     With respect to the recovery of capital expenditures, eligible personal property placed in service after December 31, 1986 is assigned to a three-year class, five-year class, seven-year class, ten-year class, or twenty-year class. The depreciation method applicable to the three-year, five-year, seven-year and ten-year classes is the 200 percent declining balance method. The cost of non-residential real property is recovered using the straight-line method over 39 years. Partnership equipment that is placed in service after December 31, 1986 is classified as seven-year or five-year property and the purchase price for that equipment is depreciated over the applicable period.



     The Code has eliminated the investment tax credit for all property placed in service after December 31, 1985, subject to certain transitional rules that do not currently apply to NCP-Six.



OTHER TAX LAW CHANGES



     The discussion below relates primarily to individual taxpayers. Different tax rules may apply to other taxpayers (e.g. corporations, estates, trusts, etc.). The Code and Tax Acts generally provides for five taxable income brackets and five tax rates (15%, 28%, 31%, 36%, and 39.6%) for years after 1992. The benefits of certain itemized deductions and personal exemptions are phased out for certain higher income taxpayers. Capital gain income, including net Section 1231 gains treated as capital gains, may receive favorable tax treatment as discussed below.



     Capital gains from sales of certain property held more than one year are now taxed at maximum tax rates that vary from 10% to 28%, depending on the type of property sold, the taxpayer's marginal tax rate, and the holding period of the property. In summary, capital gain assets held for more than one year ("long-term gains") are taxed at a maximum tax rate of 20% for taxpayers otherwise in the 28% or higher tax bracket. The maximum tax rate is 10% for these gains that would otherwise be taxed at the taxpayer's 15% tax bracket. Capital gain assets held for one year or less continue to be taxed at the taxpayer's ordinary income tax rate, as was the case under prior law. Long-term capital gain arising from the sale of certain designated assets (works of art, antiques, gems, coins and other collectibles) are taxed at a maximum rate of 28%. Finally, long-term capital gains from the sale of depreciable real estate are taxed at a maximum tax rate of 25% to the extent the gain is attributable to prior depreciation deductions not recaptured as ordinary income under the depreciation recapture rules discussed above.



     The large majority of NCP-Six's assets will have been held by NCP-Six for more than one year at the time of the proposed transaction. None of NCP-Six's assets are collectibles. Therefore the capital gain income (including the Section 1231 gains) recognized by the unaffiliated limited partners will constitute long-term gains eligible for the 20% or 10% tax rates, as applicable. As discussed above, to the extent that you have non-recaptured net Section 1231 losses, your Section 1231 gain will be treated as ordinary income and will not receive the favorable capital gain tax rates. Also as discussed above, gain attributable to prior depreciation and amortization deductions on personal property will be taxed as ordinary income under the depreciation recapture rules. Finally, a small portion of NCP-Six gain may be attributable to depreciable real estate that would be subject to the 25% tax rate.



     The Tax Acts increased the alternative minimum tax rate from 24% to 26% and 28%, depending on the level of the alternative minimum taxable income. The favorable capital gain tax rates discussed above also apply for alternative minimum tax purposes. The Tax Acts also expanded the tax preference items included in the alternative minimum tax calculation. Accelerated depreciation on all property placed in service after 1986 is a preference to the extent different from alternative depreciation (using the 150 percent declining balance method, and using longer lives for personal property placed in service before 1999). Certain other tax preferences also have been modified and new preference items added. The alternative minimum tax exemption amount is increased to $45,000 for joint filers and $33,750 for unmarried individuals. However, the exemption amount is phased out once a taxpayer's alternative minimum taxable income exceeds certain threshold amounts. A taxpayer paying alternative minimum tax after 1986 is allowed a tax credit for the alternative minimum tax liability attributable to timing differences. In general, this minimum tax credit can be carried forward and used against the taxpayer's regular tax liability to the extent the taxpayer's regular tax liability exceeds his or her minimum tax liability. Upon the sale of NCP-Six's assets, unaffiliated limited partners will be allocated an adjustment amount that will reduce their taxable gain for alternative minimum tax purposes. This adjustment amount arises because the prior depreciation deductions claimed for regular tax purposes will have exceeded the amount of depreciation claimed for alternative minimum tax purposes. It is estimated this amount will be $23 per limited partnership unit (or $46 per $1,000 investment).



     An individual taxpayer generally is not allowed a deduction for investment interest expense in excess of net investment income. Net investment income generally includes interest, dividends, annuities, royalties and short-term capital gains, less expenses attributable to the production of the income. Long-term capital gains from investment property are not generally included in net investment income, however a taxpayer may elect to forego the favorable tax rates available for long-term gains and include them in net investment income. Long-term gains from business property (such as NCP-Six's assets) are not included in net investment income. Therefore the gain allocated to a limited partner from the Proposed Transaction will not increase his or her net investment income. Investment interest expense includes all interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment. Investment interest does not include interest that is taken into account in determining a taxpayer's income or loss from a passive activity provided, however, that interest expense which is properly attributable to portfolio income from the passive activity is treated as investment interest. Any interest an unaffiliated limited partner incurred to acquire their units in NCP-Six is treated as a passive activity deduction, and not investment interest.



     Personal interest is not deductible except for interest expense for debt incurred on a taxpayer's principal or second residence, subject to certain restrictions. In Notice 89-35, the IRS ruled that, in general, the character of debt incurred by a partnership to make distributions to partners would be determined by the use of the distributed proceeds by the partners unless NCP-Six elects to allocate the distributed debt and related interest expense to one or more partnership expenditures made during the year of the distribution. The election is not available to the extent the distributed debt proceeds exceed partnership expenditures during the year. When applicable NCP-Six has made the election under Notice 89-35.



     See "-- Tax Consequences of a Decision Not to Sell" above for discussion of passive activity loss limitations, changes in depreciation and elimination of investment tax credit.



STATE INCOME TAX CONSIDERATIONS



     In addition to the federal income tax considerations outlined above, the Proposed Transaction has state income tax consequences. Partners who are residents of states imposing income taxes should consult their tax advisors or their own state law to determine the state tax consequences and their state's filing requirements. The following is only a brief summary of the potential state tax considerations of the proposed transaction for nonresidents of North Carolina, Mississippi and South Carolina. You should consult your own tax advisors concerning the application of each state's income tax laws and other state and local laws to your specific situation.

     NORTH CAROLINA



     The State of North Carolina, where certain of NCP-Six's assets are located, imposes an income tax on the net income earned by nonresident partners from property located in North Carolina or from a business operation conducted in the state of North Carolina. This includes property owned or a business conducted through a partnership. This state tax will apply to you.



     NCP-Six is responsible for reporting each nonresident partner's share of the income derived from North Carolina, and is required to compute and pay the tax due for each nonresident partner. The tax will be based on the income generated by NCP-Six's operations, including the income to be generated by the Proposed Transaction, as apportioned to North Carolina under state law. The North Carolina personal income tax rates increase on a graduated scale, beginning at 6% up to a maximum marginal tax rate of 7.75%. NCP-Six anticipates making the required tax calculations on your behalf when the North Carolina partnership income tax return is prepared. The tax paid on your behalf will be reported on your Schedule K-1 for 2001, and will be treated for federal income tax purposes as cash distributed to you.



     A nonresident individual partner is not required to file a North Carolina income tax return when the only income from North Carolina sources is the nonresident's share of income from a partnership doing business in North Carolina, and the partnership pays the tax due for the nonresident partner. Payment of the tax due by the partnership on behalf of corporations, partnerships, trusts or estates does not relieve the person from filing a North Carolina return. Accordingly, nonresident unaffiliated limited partners who are not corporations will not be required to file a North Carolina income tax return unless they have North Carolina income from sources other than partnerships which have paid the requisite tax on their behalf. However, you may file a North Carolina income tax return if you so choose. If you choose to file in North Carolina, the tax paid by NCP-Six on your behalf may be claimed as a credit towards the North Carolina tax liability.



     MISSISSIPPI



     The State of Mississippi, where certain of NCP-Six's assets are located, imposes an income tax on the net income earned by nonresident partners from property located in Mississippi or from a business operation conducted in the State of Mississippi. This includes property owned or a business conducted through a partnership. This state tax will apply to you.



     NCP-Six is responsible for reporting each non-resident partner's share of the income derived from Mississippi, and will withhold 5% of the net gain or profit allocated to each non-resident partner and remit it to the State Tax Commission. The tax will be based on the income generated by NCP-Six's operations, including the income to be generated by the Proposed Transaction, as apportioned to Mississippi under state law. The Mississippi personal income tax rates increase on a graduated scale, beginning at 3% up to a maximum marginal tax rate of 5%.



     The Mississippi tax paid on your behalf will be reported on your Schedule K-1 for 2001, and will be treated for federal income tax purposes as cash distributed to you. You should claim the amount withheld as estimated tax paid on your Mississippi individual tax return for the year of withholding.



     SOUTH CAROLINA



     The State of South Carolina, where certain of NCP-Six's assets are located, imposes an income tax on the net income earned by nonresident partners from property located in South Carolina or from a business operation conducted in the State of South Carolina. This includes property owned or a business conducted through a partnership. This state tax will apply to you.



     South Carolina tax will be based on the income generated by NCP-Six's operations, including the income to be generated by the Proposed Transaction, as apportioned to South Carolina under state law. South Carolina allows individuals a deduction equal to 44% of net capital gains with a two year holding period reported as South Carolina income on the South Carolina tax return. The South Carolina personal income tax rates increase on a graduated scale, beginning at 2.5%, up to a maximum marginal tax rate of

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


7%. NCP-Six is required to withhold 5% of the South Carolina taxable income of partners who are nonresidents of South Carolina, and remit it to the South Carolina Department of Revenue.



     The South Carolina tax paid on your behalf will be reported on your Schedule K-1 for 2001, and will be treated for federal income tax purposes as cash distributed to you. You should claim the amount withheld as estimated tax paid on your South Carolina individual income tax return for the year of withholding.



                                  RISK FACTORS


                    (PERTAINING TO THE PROPOSED TRANSACTION)



     While we believe the Proposed Transaction is fair to NCP-Six and its limited partners, our deliberations have made us aware of certain risks associated with the Proposed Transaction. In order to apprise you of these risks, we wish to draw your attention to the following factors.



     ALTHOUGH WE BELIEVE THAT THE TOTAL PRICE TO BE RECEIVED BY NCP-SIX FOR THOSE ASSETS REMAINING AFTER THE ADELPHIA TRANSACTION REPRESENTS FAIR VALUE FOR THOSE ASSETS, THOSE ASSETS MAY INCREASE IN VALUE PRIOR TO CLOSING OR AFTER THE PROPOSED TRANSACTION CLOSES.



     We believe that the Proposed Transaction is fair to you and we have taken steps to structure the Proposed Transaction in a manner which we believe provides you with fair value for those assets, through the two independent appraisals and the third-party bid process, as well as the fairness opinion of Houlihan Lokey providing some confirmation as to the fairness of the consideration to be received from the Proposed Transaction. Although we believe that the total transaction price offered by Northland represents the fair value of those assets covered by the Proposed Transaction, we cannot predict whether the fair value of those systems will increase prior to closing or after the Proposed Transaction closes. You should be aware that we do not intend to obtain an updated appraisal from either Daniels & Associates or Communications Equity Associates, nor do we intend to resolicit third-party bids prior to closing. As a result, assuming the Proposed Transaction closes in June 2001, at closing those two appraisals will be more than 23 months out of date and the closing will take place almost 10 months after receipt of the most recent third-party bid. We are choosing not to update the appraisals because we relied on the appraisals primarily as a benchmark to evaluate the offers received in the third-party bid solicitation process and because we have since obtained a more recent fairness opinion endorsing the price to be paid in the Proposed
Transaction. That fairness opinion is dated as of               , 2000. We also
believe that the better measure of the fair value of the assets is the price that an unrelated third party would be willing to pay, and accordingly we have relied more heavily on the third-party solicitation process in establishing fair value. We are not resoliciting third-party offers prior to closing because we believe the Proposed Transaction value is fair to you and because a resolicitation would require additional expense and would further delay closing. We are aware that there has been recent consolidation activity in the cable television industry generally; however, we cannot predict whether the market for small, rural cable television systems such as those owned and operated by NCP-Six will be impacted by this activity. In the event that the Proposed Transaction is approved and the fair value increases prior to closing, Northland would be acquiring the assets at a price lower than the then-current market value.



     THE MANAGING GENERAL PARTNER HAS SIGNIFICANT CONFLICTS OF INTEREST IN THE PROPOSED TRANSACTION.



     The Managing General Partner initiated and participated in the structuring of the Proposed Transaction and has conflicts of interest with respect to its completion. Northland, the managing general partner of NCP-Six, or its affiliate will be acquiring those assets that are not included in the Adelphia Transaction from NCP-Six and will own and continue to operate those cable television systems following closing in the same way as currently being operated. In return, Northland will receive operating income from the systems. The Managing General Partner will also receive economic benefits as a result of the disposition of NCP-Six's assets and subsequent liquidation of the partnership. Under the terms of the NCP-Six Partnership Agreement, as the Managing General Partner, and to the extent Northland holds any limited partner units, Northland is entitled to its respective percentage share of any distribution made by NCP-Six. The Managing General Partner will be receiving its share by an in-kind distribution of an undivided portion of NCP-Six's assets, at the same time that initial cash distributions are made to the Administrative General Partner and the unaffiliated limited partners. See "Projected Cash Available from Liquidation" for a detailed discussion of the relative distributions expected to be made to the general partners and the unaffiliated limited partners. In addition, the Managing General Partner and certain affiliates of NCP-Six are entitled to receive payment of management and other fees from NCP-Six for its services and for cost reimbursements prior to closing of the Proposed Transaction. The estimated amounts payable to the Managing General Partner and affiliates as of December 31, 2000 is $21,349. In addition, it is estimated that the in-kind distribution to be received by the Managing General Partner upon consummation of the Proposed Transaction will equal approximately $6,021,000.



     THE ADMINISTRATIVE GENERAL PARTNER HAS A CONFLICT OF INTEREST IN THE PROPOSED TRANSACTION.



     Unlike Northland, the Administrative General Partner will have no economic or ownership interest in the assets following the closing of the Proposed Transaction, other than its right to receive payment with the unaffiliated limited partners of the liquidation proceeds. Still, both the Managing General Partner and the Administrative General Partner will receive economic benefits as a result of the disposition of NCP-Six's assets and subsequent liquidation of the partnership. Under the terms of the NCP-Six Partnership Agreement, and to the extent the Administrative General Partner holds any limited partner units, the Administrative General Partner is entitled to its respective percentage share of any distribution made by NCP-Six. The Managing General Partner will be receiving its share by an in-kind distribution of an undivided portion of NCP-Six's assets, and the Administrative General Partner will receive cash at the same time that distributions are made to unaffiliated limited partners. The estimated total cash proceeds (excluding interest on the note) payable to the Administrative General Partner as a result of the Proposed Transaction is approximately $1,480,000. See "Projected Cash Available from Liquidation" for a detailed discussion of the relative distributions expected to be made to the general partners and the unaffiliated limited partners.


     WHILE WE DID OBTAIN A FAIRNESS OPINION WITH RESPECT TO THE PROPOSED TRANSACTION, WE DID NOT RETAIN AN UNAFFILIATED, INDEPENDENT THIRD PARTY TO REPRESENT YOUR INTERESTS IN THE STRUCTURING OF THE PROPOSED TRANSACTION.


     In implementing and structuring the Proposed Transaction, we did not retain an unaffiliated independent third party to represent the interests of the unaffiliated limited partners. Had we retained an independent third party to represent your interests, that party may have been able to negotiate, on your behalf, a more favorable transaction structure or more favorable terms. However, we believe that the procedural steps taken and to be taken, as described in "Fairness of the Transaction -- Our Belief as to Fairness" above, and the confirmation provided by the fairness opinion we have obtained constitute sufficient safeguards for your interests. We have commissioned two independent appraisals of the systems, undertaken an extensive sealed bid third-party bid solicitation process, secured a favorable fairness opinion and are submitting the Proposed Transaction to you for your approval. We believe that the steps taken and to be taken constitute sufficient safeguards for your interests with respect to the Proposed Transaction.



     THE PROPOSED TRANSACTION HAS NOT BEEN SOLICITED BY UNAFFILIATED LIMITED PARTNERS.



     Although we believe that unaffiliated limited partners are interested in a means of liquidating their investment in NCP-Six, no limited partner in NCP-Six has solicited the sale or other disposition of the partnership's assets. We have not taken any survey of the unaffiliated limited partners to determine their desire to liquidate their investment. However, based on unsolicited comments and questions from unaffiliated limited partners with respect to a liquidation of their investment, the lack of a public market for the units of limited partnership and the 14-year duration of NCP-Six, we believe that unaffiliated limited partners may welcome the opportunity to liquidate their investment at this time. We have not


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


solicited or received comments from any unaffiliated limited partners regarding any alternative investment strategies or liquidation proposals.


     YOU DO NOT HAVE ANY DISSENTERS' OR APPRAISAL RIGHTS IN THIS TRANSACTION.

     You are not entitled to dissenters' appraisal rights under either the NCP-Six Partnership Agreement or Washington law with respect to the Proposed Transaction, or the subsequent liquidation of NCP-Six. We will not voluntarily afford you with any similar rights in connection with the Proposed Transaction. Therefore, even if you disagree with the value of the assets being sold and you vote to "DISAPPROVE" the Proposed Transaction but the Proposed Transaction is nevertheless approved, you will not be able to demand that the assets be re-appraised to determine fair value for your units.


     IF A MAJORITY OF THE HOLDERS OF LIMITED PARTNERSHIP UNITS APPROVE THE PROPOSED TRANSACTION, YOU WILL BE BOUND BY THAT DECISION, EVEN IF YOU VOTE TO "DISAPPROVE" THE PROPOSED TRANSACTION.



     Under NCP-Six's Partnership Agreement and Washington law, NCP-Six may proceed with the Proposed Transaction if its general partners and a majority in interest of its unaffiliated limited partners approve the Proposed Transaction. If this majority approval is obtained, you will be bound by the decision of the majority, even if you vote to disapprove the Proposed Transaction or abstain from voting.


     THE PROMISSORY NOTE THAT WILL BE ISSUED FROM NORTHLAND AS PARTIAL PAYMENT OF THE TRANSACTION PRICE WILL BE AN UNSECURED OBLIGATION OF NORTHLAND.


     Assuming completion of the Proposed Transaction, Northland will issue a promissory note for $9,875,000 as partial payment for the transaction price. The promissory note will be payable in two equal installments on the first and second anniversary of closing the Proposed Transaction and will bear interest at a fixed rate per annum of six and one-half percent. The note, which will be prepayable at any time, will be an unsecured obligation of Northland and will be subordinated to Northland's senior debt. Northland currently has senior debt in the approximate amount of $53,900,000. Northland expects that it will assign its rights under the asset purchase agreement to an affiliate of Northland to consummate the Proposed Transaction. In such event, Northland expects that such affiliate will incur bank debt in order to finance the acquisition, and Northland may be required to be a guarantor on such debt, which is currently estimated to equal approximately $46,900,000 of new borrowings. Northland's obligations under any such guarantee would be senior to the note. In addition, the note would be subordinated to any other senior debt that may be incurred in the future by Northland.



     The note will bear interest at a fixed rate that may be lower than rates on other debt instruments that may be perceived as having comparable or lower risks than the note. The interest rate on the note is below the prime rate in effect as of the date of this proxy statement. In addition, there is no guarantee that Northland will not default on the note. The interest rate on the note is not intended to represent the rate which would be charged to Northland by an unaffiliated third-party lender or to provide a rate of return on the note equal to that which the unaffiliated limited partners could have received had the Proposed Transaction purchase been paid all in cash at closing. Instead, the fixed six and one-half percent interest rate of the note reflects the economic terms under which Northland is willing to undertake the Proposed Transaction.



     NORTHLAND SHALL HAVE THE RIGHT TO OFF-SET AGAINST ITS PROMISSORY NOTE INDEMNIFICATION OBLIGATIONS OF NCP-SIX UNDER THE NORTHLAND ASSET PURCHASE AGREEMENT, TO THE EXTENT THOSE INDEMNIFICATION OBLIGATIONS EXCEED NCP-SIX'S RETAINED FUNDS.



     NCP-Six plans to retain $750,000 from amounts paid by Northland at the closing of the Proposed Transaction in order to have available funds to satisfy expenses and liabilities associated with winding up the partnership. Such potential liabilities include indemnification obligations under either the Adelphia asset purchase agreement, or the Northland asset purchase agreement. In the event the costs and liabilities associated with winding up the partnership exceed the partnership's retained funds, Northland shall have


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


the right to off-set indemnification amounts owed to Northland by NCP-Six from payments owed by Northland under its promissory note.



     THE AMOUNT AND TIMING OF FINAL DISTRIBUTIONS TO UNAFFILIATED LIMITED PARTNERS MAY BE AFFECTED BY UNANTICIPATED OR CONTINGENT LIABILITIES, INCLUDING ANY POTENTIAL LITIGATION ARISING OUT OF THE ADELPHIA TRANSACTION AND/OR THE PROPOSED TRANSACTION.



     We have included in the estimate of cumulative cash distributions to unaffiliated limited partners from the Adelphia Transaction and the Proposed Transaction payment of all known or anticipated liabilities of NCP-Six, including any liquidation expense and any claims against NCP-Six of which we are currently aware. We have also provided that an aggregate of $750,000 from the cash proceeds will be retained by NCP-Six in a liquidating trust to secure any contingent or unknown liabilities and indemnification obligations of NCP-Six. To the extent that unanticipated liabilities or expenses arise which exceed the amounts set aside, those liabilities could reduce the amount of cash available for distribution to you. In addition, to the extent any such liabilities or expenses continue post-closing, any final distribution to you of these amounts held back may be delayed pending final resolution of the liabilities. You should be aware that the NCP-Six Partnership Agreement provides that NCP-Six will indemnify the general partners from liabilities in connection with NCP-Six, to the extent permitted by the NCP-Six Partnership Agreement. You should also be aware that Northland serves, and has served, as managing general partner of other limited partnerships involved in the cable television industry. In June 1998, the unaffiliated limited partners of one such limited partnership, Northland Cable Properties Five Limited Partnership, voted by a 74% majority vote to approve the disposition of the partnership assets to Northland and the subsequent liquidation of that partnership. A class action lawsuit was subsequently filed against that partnership and its general partners alleging various claims, including that the purchase price paid did not represent fair value and breaches of fiduciary duties in the transaction. That action was ultimately settled and dismissed. If the unaffiliated limited partners of NCP-Six vote to approve the Proposed Transaction and the Proposed Transaction closes, and if a similar lawsuit is brought against NCP-Six, such a lawsuit will have the effect of delaying payment of or reducing the amount of cumulative distributions.



     THE PAYMENTS TO THE LIMITED PARTNERS MAY BE SUBJECT TO REVIEW UNDER RELEVANT STATE AND FEDERAL FRAUDULENT CONVEYANCE LAWS IF A BANKRUPTCY CASE OR LAWSUIT IS COMMENCED BY OR ON BEHALF OF UNPAID CREDITORS OF NCP-SIX.



     Under bankruptcy and fraudulent conveyance laws, the court may subordinate payments to be made under Northland's promissory note to presently existing and future indebtedness of NCP-Six, direct the repayment of any amounts paid to the limited partners to NCP-Six's creditors or take other action detrimental to the limited partners if the court were to find that, after giving effect to the disposition of NCP-Six's assets and the subsequent liquidation of NCP-Six, either:



     - NCP-Six sold its assets and liquidated with intent of hindering, delaying or defrauding creditors; or



     - NCP-Six received less than reasonable equivalent value or consideration in the disposition of its assets, and:



       - was insolvent or rendered insolvent by reason of the disposition of the assets and its subsequent liquidation;



       - was engaged in a business or transaction for which the assets remaining with NCP-Six constituted unreasonable small capital; or



       - intended to incur, or believed that it would incur debts beyond its ability to pay its debts as they matured.



     The measure of insolvency for purposes of determining whether a transfer is avoidable as a fraudulent transfer varies depending on the law of the jurisdiction in which it is being applied. Generally, however, a debtor would be considered insolvent if the sum of all its liabilities, including contingent liabilities, were greater than the value of all its property at a fair valuation, or if the present fair saleable value of the debtor's assets were less than the amount required to repay its probable liabilities on its debts, including contingent liabilities, as they become absolute and matured.



     NCP-Six believes that it will receive equivalent value of the assets. This belief is further supported by the favorable fairness opinion of Houlihan Lokey. In addition, NCP-Six does not believe that, after giving effect tot he sale and distribution of the assets and its subsequent liquidation, it:



     - is or will be insolvent or rendered insolvent;



     - is or will be engaged in a business or transaction for which its remaining assets constituted unreasonably small capital; or



     - intends or intended to incur, or believes or believed that it will or would incur, debts beyond its ability to pay its debts as they mature.



     These beliefs are based on the fact that NCP-Six believes it is receiving equivalent value for its assets, the fact that NCP-Six will be discharging all of its liabilities prior to distributing the balance of the proceeds of the sale of the assets to the limited partners and the Administrative General Partner, and that NCP-Six will not be conducting operations or incurring indebtedness after the distributions to limited partners are made.


     THE PROPOSED TRANSACTION WILL BE A TAXABLE EVENT FOR U.S. FEDERAL INCOME TAX PURPOSES. THIS MAY RESULT IN SUBSTANTIAL RECOGNITION OF GAIN TO YOU.

     The receipt of cash in the Proposed transaction will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local and foreign tax laws. Accordingly, you will recognize a gain or loss on the payment of cash on your limited partnership units to the extent of the difference between the amount realized and your adjusted tax basis in your units. In addition, upon closing of the Proposed Transaction and dissolution of NCP-Six, any net losses of NCP-Six that were suspended under the passive loss rules of the Internal Revenue Code may be used to offset income and gain in the transaction.


     EVEN IF THE REQUISITE MAJORITY OF THE UNAFFILIATED LIMITED PARTNERS OF NCP-SIX VOTE TO APPROVE THE PROPOSED TRANSACTION, THE PROPOSED TRANSACTION MAY NOT CLOSE DUE TO A LACK OF REQUIRED FINANCING.



     Northland's offer to consummate the Proposed Transaction is subject to Northland obtaining financing on terms satisfactory to Northland. As of the date of this proxy statement, Northland has yet to enter into a binding commitment for financing, or to otherwise waive its financing contingency. Therefore, even if the requisite majority of the unaffiliated limited partners of NCP-Six vote to approve the Proposed Transaction, the Proposed Transaction may not close due to a lack of required financing.



            BACKGROUND AND REASONS FOR EXTENDING THE TERM OF NCP-SIX



     NCP-Six was formed as a limited partnership in 1986 by the filing of its certificate and agreement of limited partnership with the State of Washington. At the time of formation of NCP-Six, it was contemplated that the partnership term would expire 15 years after its formation, as set forth in Article 7 of the NCP-Six Partnership Agreement. That expiration date is December 31, 2001.



     In order to finance its operations beyond amounts received by NCP-Six from its investors, NCP-Six has entered into credit facility loan agreements from time to time. Such financing arrangements are customary in the industry, and are also customarily secured by the assets of the borrower. In the case of NCP-Six, its current credit facility is secured by a first lien on the entirety of the assets of NCP-Six.



     NCP-Six's current credit facility, as amended in 1997, was originally entered into with a maturity date of December 31, 2000. While lenders are willing to loan funds to limited partnerships, provided the lender is satisfied that the limited partnership is an acceptable credit risk, lenders become less willing to extend such credit as the expiration date of the partnership grows near. In the case of NCP-Six, its lenders have agreed to extend the NCP-Six credit facility until June 30, 2001, but they have also expressed an unwillingness to further extend NCP-Six's debt maturity beyond June 30, 2001 if the term of NCP-Six is not first extended for a period of time sufficient to amortize NCP-Six's existing debt through currently forecasted operations. While we believe, based on our discussions with NCP-Six's lenders, that they continue to feel that NCP-Six is an acceptable credit risk and as such are willing to continue to extend credit to NCP-Six, it has been made clear to us that a condition to obtaining such an extension is that the term of NCP-Six must first be extended for a reasonable period of time.



     As of December 31, 2000, the outstanding balance of the NCP-Six credit facility was $28,215,281. In order to amortize that debt through the anticipated normal course of operations of NCP-Six, we believe that the shortest acceptable extension for the term of NCP-Six is six years. As a result, as set forth in this proxy statement, we are soliciting your approval of Proposed Amendment No. 1 to the NCP-Six Partnership Agreement that will result in extending the term of NCP-Six through December 31, 2007.



     If, instead, the term of NCP-Six is not extended, and the Proposed Transaction is not closed by June 30, 2001, we believe NCP-Six will be unable to pay its debts when they become due upon the maturity of the NCP-Six credit facility on June 30, 2001. The consequences will be that NCP-Six's lenders would have the right to foreclose upon the assets of NCP-Six in order to raise proceeds to pay off NCP-Six's credit facility. We believe that a sale of those assets under the time constraints imposed by pressures from NCP-Six lenders may result in a materially negative impact on the price received for those assets, which could correspond to a materially lower return to the unaffiliated limited partners of NCP-Six upon liquidation of the partnership.



     Even if we were successful in extending NCP-Six's credit facility until NCP-Six's current December 31, 2001 expiration date, NCP-Six would be faced with the same situation at the end of 2001. Furthermore, pursuant to the terms of the NCP-Six Partnership Agreement, if the term of NCP-Six is not extended, we will be required to commence liquidation of NCP-Six upon the partnership's December 31, 2001 expiration. Again, we believe that either of these events may result in a materially negative impact on the price received for the assets of NCP-Six because those assets may have to be sold under significant time constraints, which could correspond to a materially lower return to the unaffiliated limited partners of NCP-Six upon liquidation of the partnership. In order to avoid these potential adverse consequences, we are proposing that the unaffiliated limited partners of NCP-Six approve Proposed Amendment No. 1, which will result in extending the term of NCP-Six for an additional six years until December 31, 2007. Even if you approve of the Proposed Transaction, we cannot provide assurance that the Proposed Transaction will close by the current June 30, 2001 maturity date of the existing NCP-Six credit facility. We therefore recommend that you vote to approve the extension of the partnership term regardless of how you vote on the Proposed Transaction. Then, if the partnership's term is approved, and the Proposed Transaction is either not approved, or is not closed after being approved, we will be able to explore other opportunities for you to liquidate your investment in NCP-Six for what we feel is a fair price, without being required to sell those assets under significant time constraints that we believe may negatively impact the proceeds received by NCP-Six and by you upon its liquidation.



                                  RISK FACTORS



      (RELATED TO THE ONGOING OPERATION OF NCP-SIX AND ITS CABLE SYSTEMS)



     We do not intend to operate NCP-Six through December 31, 2007 if the term of the partnership is extended as requested herein. Instead, we are recommending that the term of NCP-Six be extended to place NCP-Six in a position to extend its credit facility for a reasonable period of time, during which we will explore alternatives for the future liquidation of NCP-Six if the Proposed Transaction does not close. Notwithstanding, if the Proposed Transaction does not close and the term of NCP-Six is extended, there are certain risks associated with the ongoing operation of NCP-Six and its cable systems that you should be aware of.

     NCP-SIX OPERATES IN A VERY COMPETITIVE BUSINESS ENVIRONMENT, WHICH CAN AFFECT ITS BUSINESS AND OPERATIONS.

     The industry in which NCP-Six operates is highly competitive, and NCP-Six faces competition from many sources. In some instances NCP-Six competes against companies with fewer regulatory burdens, easier access to financing, greater personnel resources, greater brand name recognition and long-standing relationships with regulatory authorities. Mergers, joint ventures and alliances among cable television operators, regional telephone companies, long distance telephone service providers, electric utilities, local exchange carriers (which are local phone companies that provide local area telephone services and access to long distance services to customers), providers of cellular and other wireless communications services and others may result in providers capable of offering cable television and other telecommunications services in direct competition with NCP-Six.

     NCP-Six also faces competition from companies distributing television broadcast signals without a subscription fee and from other communications and entertainment media, including conventional off-air television and radio broadcasting services, direct-to-home satellite broadcasting services, newspapers, movie theaters, the Internet, live sports events and home video products. Federal legislation was recently passed that will give direct-to-home satellite broadcasting services the authority to transmit local television broadcast signals to their subscribers. We believe this may enhance the attractiveness of satellite broadcasting services and could make program offerings more competitive. NCP-Six also experiences competition from overbuilders which are parties who have been given permits to build duplicate cable systems in a geographic area where an operational cable system already exists. In order to maintain competitiveness, NCP-Six anticipates incurring significant capital expenditures to upgrade its systems. We cannot assure you that NCP-Six will upgrade its systems in a timely manner or at all or that upgrading NCP-Six's cable systems will allow NCP-Six to compete effectively. Additionally, as NCP-Six expands and introduces new and enhanced services, including additional telecommunications services, NCP-Six will be subject to competition from other telecommunications providers. We cannot predict the extent to which this competition may affect NCP-Six's business and operations in the future.

     NCP-SIX MAY NOT BE ABLE TO FUND THE CAPITAL EXPENDITURES NECESSARY TO KEEP PACE WITH TECHNOLOGICAL DEVELOPMENTS OR ITS CUSTOMERS' DEMAND FOR NEW PRODUCTS OR SERVICES. THIS COULD LIMIT ITS ABILITY TO COMPETE EFFECTIVELY.

     The cable business is characterized by rapid technological change and the introduction of new products and services. We cannot assure you that NCP-Six will be able to fund the capital expenditures necessary to keep pace with technological developments, or that NCP-Six will successfully anticipate the demand of its customers for products or services requiring new technology. This type of rapid technological change could adversely affect NCP-Six's plans to upgrade or expand its systems and respond to competitive pressures. NCP-Six's inability to upgrade, maintain and expand its systems and provide enhanced services in a timely manner, or to anticipate the demands of the marketplace, could adversely affect its ability to compete. Consequently, NCP-Six's growth, results of operations and financial condition could suffer materially.

     NCP-SIX OPERATES ITS CABLE SYSTEMS UNDER FRANCHISES THAT ARE NON-EXCLUSIVE. LOCAL FRANCHISING AUTHORITIES CAN GRANT ADDITIONAL FRANCHISES AND CREATE COMPETITION IN MARKET AREAS WHERE NONE EXISTED PREVIOUSLY.

     NCP-Six's cable systems are operated under franchises granted by local franchising authorities. These franchises are non-exclusive. Consequently, these local franchising authorities can grant additional franchises to competitors in the same geographic area. As a result, competing operators may build systems in areas in which NCP-Six holds franchises. The existence of more than one cable system operating in the same territory is referred to as an "overbuild." Overbuilds can adversely affect NCP-Six's operations. We are currently facing overbuild situations in two of NCP-Six's systems. Additional overbuild situations may occur in other systems.

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     NCP-SIX'S CABLE SYSTEMS ARE OPERATED UNDER FRANCHISES THAT ARE SUBJECT TO
     NON-RENEWAL OR TERMINATION. THE FAILURE TO RENEW A FRANCHISE COULD ADVERSELY AFFECT NCP-SIX'S BUSINESS IN A KEY MARKET.

     NCP-Six's cable systems operate pursuant to non-exclusive franchises, permits or licenses granted by a municipality or other state or local government controlling the public rights-of-way. Many franchises establish comprehensive facilities and service requirements, as well as specific customer service standards and establish monetary penalties for non-compliance. In many cases, franchises are terminable if the franchisee fails to comply with material provisions set forth in the franchise agreement governing system operations. Franchises are generally granted for fixed terms and must be periodically renewed. Local franchising authorities may resist granting a renewal if either past performance or the prospective operating proposal is considered inadequate. Franchise authorities often demand concessions or other commitments as a condition to renewal, which may result in costs to NCP-Six that are unreasonable. We cannot assure you that NCP-Six will be able to renew these or other franchises in the future. In the future, a sustained and material failure to renew a franchise could adversely affect NCP-Six's business in the affected geographic area.

     LOCAL FRANCHISE AUTHORITIES HAVE THE ABILITY TO IMPOSE ADDITIONAL REGULATORY CONSTRAINTS ON NCP-SIX'S BUSINESS. THIS CAN FURTHER INCREASE EXPENSES.

     In addition to franchises, cable authorities have also adopted in some jurisdictions cable regulatory ordinances that further regulate the operation of cable systems. This additional regulation could increase the expenses of operating NCP-Six's business. We cannot assure you that the local franchising authorities will not impose new and more restrictive requirements.

     NCP-SIX'S BUSINESS IS SUBJECT TO EXTENSIVE GOVERNMENTAL LEGISLATION AND REGULATION. THE APPLICABLE LAWS AND REGULATIONS, AND CHANGES TO THEM, COULD ADVERSELY AFFECT NCP-SIX'S BUSINESS BY INCREASING ITS EXPENSES.

     Regulation of the cable industry has increased the administrative and operational expenses and limited the revenues of cable systems. Cable operators are subject to, among other things:

     - limited rate regulation;

     - requirements that, under specified circumstances, a cable system must carry all local broadcast stations or obtain consent to carry a local or distant broadcast station;

     - rules for franchise renewals and transfers; and

     - other requirements covering a variety of operational areas such as equal employment opportunity, technical standards and customer service requirements.

     Additionally, many aspects of this regulation are currently the subject of judicial proceedings and administrative or legislative proposals. We expect further regulatory efforts, but cannot predict whether any of the states or localities in which NCP-Six now operates will expand regulation of its cable systems in the future or how they will do so.

     NCP-SIX MAY BE REQUIRED TO PROVIDE INTERNET SERVICE PROVIDERS ACCESS TO ITS NETWORKS. THIS COULD SIGNIFICANTLY INCREASE NCP-SIX'S COMPETITION AND ADVERSELY AFFECT THE UPGRADE OF ITS SYSTEMS OR ITS ABILITY TO PROVIDE NEW PRODUCTS AND SERVICES.

     There are proposals before the United States Congress and the Federal Communications Commission to require all cable operators to make a portion of their cable systems' bandwidth available to Internet service providers, such as America Online. Some local franchising authorities are considering or have already approved these "open access" requirements. A federal district court in Portland, Oregon recently upheld the legality of an open access requirement. Recently, a number of companies, including telephone companies and Internet service providers, have requested local authorities and the FCC to require cable operators to provide access to cable's broadband infrastructure, which allows cable to deliver a multitude of channels and/or services, so that these companies may deliver Internet services directly to customers over cable facilities. Broward County, Florida recently granted "open access" as a condition to a cable operator's transfer of its franchise for cable service. The cable operator has commenced legal action at the district level. Allocating a portion of NCP-Six's bandwidth capacity to other Internet service providers may impair its ability to use its bandwidth in ways that would generate maximum revenues. In addition, if NCP-Six were required to provide access, it may adversely impact NCP-Six's profitability in many ways, including significantly increasing competition; increasing the expenses NCP-Six incurs to maintain its systems; and increasing the expense of upgrading or expanding its systems.


     DESPITE RECENT DEREGULATION OF EXPANDED BASIC CABLE PROGRAMMING PACKAGES, WE ARE CONCERNED THAT CABLE RATE INCREASES COULD GIVE RISE TO FURTHER REGULATION. THIS COULD IMPAIR NCP-SIX'S ABILITY TO RAISE RATES TO COVER ITS INCREASING COSTS OR CAUSE NCP-SIX TO DELAY OR CANCEL SERVICE OR PROGRAMMING ENHANCEMENTS.

     On March 31, 1999, the pricing guidelines of expanded basic cable programming packages were deregulated, permitting cable operators to set their own rates. This deregulation was not applicable to basic services. However, the FCC and the United States Congress continue to be concerned that cable rate increases are exceeding inflation. It is possible that either the FCC or the United States Congress will again restrict the ability of cable television operators to implement rate increases. Should this occur, it would impede NCP-Six's ability to raise its rates. If NCP-Six is unable to raise its rates in response to increasing costs, its financial condition and results of operations could be materially adversely affected.


         PROPOSED AMENDMENT NO. 1 TO THE NCP-SIX PARTNERSHIP AGREEMENT



     In order to extend the term of NCP-Six, the NCP-Six Partnership Agreement must be amended. Proposed Amendment No. 1 to the NCP-Six Partnership Agreement, if approved by the requisite majority of the outstanding units of limited partnership interest (excluding the 30 units held by us or our affiliates), will extend the term of NCP-Six for an additional six years from its current expiration date of December 31, 2001 through a new expiration date of December 31, 2007. If both the Adelphia Transaction and the Proposed Transaction are consummated prior to December 31, 2001, all of the assets of NCP-Six will have been sold and pursuant to the terms of the NCP-Six Partnership Agreement NCP-Six will be wound up and final distributions to its partners will be made pursuant to the terms of the NCP-Six Partnership Agreement. If, however, the Adelphia Transaction or the Proposed Transaction fail to close by December 31, 2001, NCP-Six will continue to own at least one cable system operating system as of the currently scheduled date for expiration of NCP-Six, and its term will only be extended past December 31, 2001 if Proposed Amendment No. 1 is approved. See "Background and Reasons for Extending the Term of NCP-Six" above. A copy of Proposed Amendment No. 1 is attached to these proxy materials as Exhibit C. If you vote to approve extending the term of NCP-Six, you will be voting to approve Proposed Amendment No. 1.



         PROPOSED AMENDMENT NO. 2 TO THE NCP-SIX PARTNERSHIP AGREEMENT



     The NCP-Six Partnership Agreement must also be amended in order to consummate the Proposed Transaction. Proposed Amendment No. 2 to the NCP-Six Partnership Agreement contains provisions that authorize NCP-Six to enter into an agreement with Northland for the sale of the undivided portion of the assets which are attributable to the collective interests of the unaffiliated limited partners and the Administrative General Partner in NCP-Six, excluding those assets to be included in the Adelphia Transaction. The amendment modifies the allocation provisions in the NCP-Six Partnership Agreement for purposes of allowing the cash payments in the Proposed Transaction to be allocated solely to the unaffiliated limited partners and the Administrative General Partner in accordance with their undivided interest in NCP-Six, and to permit an in-kind distribution to Northland of the undivided portion of the assets attributable to the Managing General Partner's interest. The effect to the unaffiliated limited partners is to allocate to them the same gain as a result of the Proposed Transaction as would result were the assets to be sold to a third party for $62,250,000 pursuant to the Northland asset purchase agreement and all proceeds were distributed in cash. The overall effect of Proposed Amendment No. 2 is that it will provide Northland a credit towards the purchase price in the Proposed Transaction in an amount equal to Northland's ownership interest in NCP-Six. Rather than receiving a cash distribution equal to the portion of the purchase price attributable to Northland's partnership interest upon liquidation of NCP-Six, Northland will instead receive an in-kind distribution of NCP-Six assets equal in value to the cash that would otherwise be distributed to Northland. While the effect of Proposed Amendment No. 2 may have a beneficial tax impact for Northland in the Proposed Transaction, it will have no negative impact on the unaffiliated limited partners of NCP-Six. As a result of Proposed Amendment No. 2, and based on the valuations of the Adelphia Transaction and the Proposed Transaction, the value of the projected in-kind distribution to Northland would be approximately $6,021,000. This amount will reduce cash due from Northland at the closing of the Proposed Transaction. For details, see "Projected Cash Available from Liquidation" above. A copy of Proposed Amendment No. 2 is attached to these proxy materials as Exhibit D. If you vote to approve the Proposed Transaction, you will be voting to approve Proposed Amendment No. 2.



                             CONFLICTS OF INTEREST



FIDUCIARY RESPONSIBILITIES



     As general partners, we are accountable to NCP-Six as fiduciaries and consequently must exercise good faith in the resolution of any conflicts of interest and in handling NCP-Six's business. These fiduciary duties arise out of state law. The extent of a general partner's fiduciary responsibilities is a changing area of the law, and unaffiliated limited partners who have questions concerning these responsibilities should consult with their own counsel. In discharging their obligations to NCP-Six, the General Partners must take into account the specific duties, obligations and limitations imposed upon them by the NCP-Six Partnership Agreement.



CONFLICTS OF INTEREST OF THE MANAGING GENERAL PARTNER



     The Managing General Partner is subject to substantial conflicts of interest arising out of its relationship with NCP-Six and the Proposed Transaction.



     For example, assuming that the requisite approval of unaffiliated limited partners is obtained, Northland will be granted the right to acquire a majority of the assets of NCP-Six. The terms of the Proposed Transaction have been determined by Northland as the Managing General Partner. The Managing General Partner has faced a substantial conflict of interest in determining these terms. In addition, the Managing General Partner faced a significant conflict of interest in proposing that it acquire the assets itself, after retaining experts to appraise the assets and soliciting bids to sell the assets through a broker to an unaffiliated third party.



     The fair market value and net cash flow of the assets may increase over time. It is possible that unaffiliated limited partners would receive a greater return on their investment if NCP-Six continues to own and operate the assets, instead of consummating the Proposed Transaction. Similarly, if the assets are acquired by Northland, Northland may experience a rate of return on its investment in excess of that experienced by NCP-Six. Northland currently owns other cable television systems in the vicinity of all but one of the systems comprising the assets, which will afford Northland the opportunity to take advantage of certain economies of scale and potentially make the assets a more valuable asset to Northland. Alternatively, it is possible that, at any time prior to or subsequent to the closing, Northland may receive a bid from one or more third parties that exceeds the price to be paid in the Proposed Transaction.



     Although neither Daniels & Associates, nor Communications Equity Associates, the appraisers of the assets, is affiliated with the general partners or NCP-Six, Northland and its affiliates have entered into material contracts with each of Daniels & Associates and Communications Equity Associates for the purchase or sale of cable television systems in transactions where such firm or its affiliates acted either as broker or as principal. Recently, in April 1999, Daniels assisted as a broker in the sale of NCP-Six's cable system located in Sandersville, Mississippi. In addition, we expect that Northland and its affiliates may enter into similar transactions with Daniels & Associates or Communications Equity Associates or their affiliates in the future. Because the unaffiliated limited partners have not participated in either the appraisal process or the selection of Daniels & Associates and Communications Equity Associates as the two appraisers, there can be no assurance that a different appraisal procedure or different appraisers would not generate a higher valuation of the assets. Notwithstanding, we felt that Communication Equity Associates, and Daniels & Associates, were the best suited parties to appraise the assets of NCP-Six at the time. Our belief was based on our prior first hand experiences with both firms and our knowledge of their understanding and familiarity with the cable television industry.



CONFLICT OF INTEREST OF THE ADMINISTRATIVE GENERAL PARTNER AND RELATED MATTERS



     In contrast to Northland's involvement as Managing General Partner of NCP-Six, neither the Administrative General Partner nor any affiliate of the Administrative General Partner will be acquiring any interest in any assets of NCP-Six as a result of either the Adelphia Transaction or the Proposed Transaction.



     The 30 units of limited partnership interest held by us and our affiliates will not be included in determining whether the requisite approval has been obtained. Both general partners will receive substantial distributions (in cash or in-kind) upon consummation of the Proposed Transaction. See "Projected Cash Available from Liquidation."



     We have not retained and do not intend to retain an unaffiliated representative to act on behalf of the unaffiliated limited partners for the purpose of negotiating the terms of the proposed transaction. We have, however, retained the services of Houlihan Lokey who have rendered favorable opinions from a financial point of view as to the consideration to be received by the unaffiliated limited partners of NCP-Six in both the Adelphia Transaction, and the Proposed Transaction, respectively.



CERTAIN PAYMENTS TO THE MANAGING GENERAL PARTNER



     In connection with the Proposed Transaction, the managing general partner estimates that approximately $50,000 will be payable to it for partnership administrative costs, for its services in the dissolution and winding up of NCP-Six. Services provided by the Managing General Partner will include ongoing accounting and legal services as well as administrative and investor relations services during the dissolution and winding up of NCP-Six. The amount to be paid to the managing general partner represents an estimate of the actual cost incurred by the managing general partner to provide these services to NCP-Six. In addition, in connection with the payment of NCP-Six's liabilities from the proceeds of the Proposed Transaction, the Managing General Partner will be paid accrued but unpaid management fees that may exist as of the closing date. See "Projected Cash Available from Liquidation" and notes thereto.

                              THE SPECIAL MEETING


     This proxy statement is being furnished to you in connection with the solicitation by the General Partners of NCP-Six of proxies for use at the special meeting of limited partners. The special meeting will be held on May 31, 2001 at 3:00 p.m., local time, at the office of NCP-Six at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101, and at any adjournment or postponement of the meeting.



     You are invited to attend the special meeting and are urged to submit a proxy even if you will be able to attend the special meeting. The approximate date of mailing this proxy statement and the accompanying proxy card to you is April 15, 2001.


PURPOSE OF SPECIAL MEETING


     The purpose of the meeting is to vote regarding two proposals, which include:



     - extending the term of NCP-Six for an additional six years, from its current expiration date of December 31, 2001, until December 31, 2007, in order to allow for extension of NCP-Six's current credit facility; and



     - approval of the Proposed Transaction, as described in this proxy statement.



RECORD DATE; LIMITED PARTNERS ENTITLED TO VOTE AT THE SPECIAL MEETING



     Only persons who are unaffiliated limited partners of record of NCP-Six at the close of business on December 31, 2000 will be entitled to notice of and to vote at the special meeting and at any adjournment or postponement of the meeting. As of the record date for the special meeting, there were 29,784 units of limited partnership interest outstanding, held by 1,795 limited partners of record. We and our affiliates hold 30 units, none of which will be voted or counted in determining whether the requisite approval has been obtained. Limited partners will be entitled to one vote on each matter presented for approval at the special meeting for each unit of limited partnership held on the record date.


QUORUM; VOTE REQUIRED FOR APPROVAL


     Pursuant to the NCP-Six Partnership Agreement, the presence in person or by proxy of holders of limited partnership units representing a majority of the votes entitled to be cast at the special meeting constitutes a quorum for the transaction of business at the special meeting. Abstentions are included in the calculation of the number of votes represented at a meeting for purposes of determining whether a quorum has been achieved. The approval of either of the proposals require the affirmative vote of the holders of a majority of the outstanding units of unaffiliated limited partnership interest. We and our affiliates hold 30 units, none of which will be voted or counted in determining whether the requisite approval has been obtained. A failure to submit a proxy card (or to vote in person at the special meeting) will have the same effect as a vote to "Disapprove" both amendments.


USE OF PROXIES AT THE SPECIAL MEETING


     We will assure that all properly executed proxies that we receive before the special meeting are voted at the special meeting as you instruct on the proxy. Limited partners who abstain from voting will be considered to have voted against the proposal(s) for which they have abstained. Also, any signed and returned proxy cards that fail to vote on one or both of the proposals will be treated as a vote to approve the proposal for which a vote was not cast. All questions as to the validity, form, eligibility, time of receipt, and acceptance of any proxies will be determined by the managing general partner in its sole discretion, which determination will be final and binding.



     We know of no matters that will be presented for a vote at the special meeting other than the matters identified in this proxy statement and on the proxy card. If any other matters are properly presented, the persons designated as proxies on the enclosed proxy card intend to vote on the matters in accordance with their judgment.

     A form of the proxy being solicited is included as Exhibit A to this proxy statement. An actual, execution-ready proxy card accompanies this proxy statement. By submitting a completed and executed proxy, you will be appointing each of John S. Whetzell and Richard I. Clark as your attorney-in-fact to vote your interest at the special meeting with respect to approval or disapproval, as you specify on the proxy card, of the disposition and related actions described in the proxy. Messrs. Whetzell and Clark serve as President and Vice President/Assistant Treasurer, respectively, of the Managing General Partner. We request that you complete, date and sign the accompanying proxy card and return it promptly in the enclosed postage-paid envelope, even if you are planning to attend the special meeting.


REVOCATION OF PROXIES


     Once you submit a signed proxy, you may change your vote only by (1) delivering to the Managing General Partner before the special meeting either a signed notice of revocation or a signed proxy dated subsequent to the date of the proxy previously given, or (2) personally appearing at the special meeting and, prior to the commencement of the meeting, delivering to the Managing General Partner notice in writing that the proxy already given is being revoked. Attendance at the special meeting, by itself, will not revoke a proxy.


SOLICITATION OF PROXIES


     This proxy statement is being furnished to the unaffiliated limited partners of NCP-Six by the Managing General Partner, whose principal executive offices are located at 1201 Third Avenue, Suite 3600, Seattle, Washington 98101 and whose telephone number is (206) 621-1351. The principal executive offices and telephone number of NCP-Six are the same.



     In addition to use of the mail, proxies may be solicited by telephone or personally by the general partners and any of our directors, officers, partners and employees. We will not pay any additional compensation to any of these people for their services in this regard. The expenses of the solicitation will be borne by NCP-Six.



     NCP-Six will bear the cost of solicitation of proxies for the special meeting. Solicitation may be in person, by telephone, mail, facsimile or other means. The General Partners and their directors, officers, partners and employees may solicit the vote of unaffiliated limited partners. These persons will receive no additional compensation for their assistance in soliciting proxies.


                           INFORMATION ABOUT NCP-SIX

GENERAL


     NCP-Six is a Washington limited partnership consisting of two general partners and approximately 1,807 unaffiliated limited partners as of December 31, 2000. Northland Communications Corporation, a Washington corporation, is the managing general partner of NCP-Six. FN Equities Joint Venture, a California general partnership, is the administrative general partner of NCP-Six.



     Northland was initially formed in March 1981. Northland is principally involved in the ownership and management of cable television systems. Northland currently manages the operations and serves as the general partner for cable television systems owned by four limited partnerships. Northland is also the parent company of Northland Cable Properties, Inc., which was formed in February 1995 and is principally involved in direct ownership of cable television systems. Northland Cable Properties, Inc. is the managing member of Northland Cable Ventures, LLC. Northland Telecommunications Corporation is Northland's parent company. Other direct and indirect subsidiaries of Northland Telecommunications Corporation include:


     - Northland Cable Television, Inc. -- formed in October 1985 and principally involved in the direct ownership of cable television systems; sole shareholder of Northland Cable News, Inc.

     - Northland Cable News, Inc. -- formed in May 1994 and principally involved in the production and development of local news, sports and informational programming.

     - Northland Cable Services Corporation -- formed in August 1993 and principally involved in the development and production of computer software used in billing and financial record keeping for Northland-affiliated cable systems; sole shareholder of Cable Ad-Concepts.

     - Cable Ad-Concepts, Inc. -- formed in November 1993 and principally involved in the sale, development and production of video commercial advertisements that are cablecast on Northland-affiliated cable systems.

     - Northland Media, Inc. -- formed in April 1995 as a holding company. Sole shareholder of the following two entities:

     - Statesboro Media, Inc. -- formed in April 1995 and principally involved in operating an AM radio station serving the community of Statesboro, Georgia and surrounding areas.

     - Corsicana Media, Inc. -- purchased in September 1998 from an affiliate and principally involved in operating an AM radio station serving the community of Corsicana, Texas and surrounding areas.


BUSINESS


     NCP-Six was formed on January 22, 1986 and began operations in 1986 with the acquisition of cable television systems serving several communities and the surrounding areas in Mississippi and North Carolina. In a series of transactions since then, NCP-Six acquired and now operates cable television systems through five operating groups located in the following geographic areas:

     - Starkville, Mississippi;

     - Philadelphia, Mississippi;

     - Highlands, North Carolina;

     - Barnwell, South Carolina; and

     - Bennettsville, South Carolina.


     All of the initial acquisitions were financed through a combination of limited partners' equity and bank loans and the later acquisitions were financed through a combination of partnership cash flow and bank loans. As of December 31, 2000, the outstanding principal balance owing on NCP-Six's bank financing was approximately $28,215,281. In addition, NCP-Six owed the managing general partner and affiliates an aggregate of approximately $21,300 for unreimbursed operating expenses.


     NCP-Six's revenues are derived primarily from monthly payments received from cable television subscribers. Subscribers are divided into three categories: basic subscribers, tier subscribers and premium subscribers. "Basic subscribers" are households that subscribe to the basic level of service, which generally provides access to the four major television networks (ABC, NBC, CBS and Fox), a few independent local stations, PBS (the Public Broadcasting System) and certain satellite programming services, such as ESPN, CNN or The Discovery Channel. "Tier subscribers" are households that subscribe to an additional level of programming services the content of which varies from system to system. "Premium subscribers" are households that subscribe to one or more "pay channels" in addition to the basic service. These pay channels include services as Showtime, Home Box Office, Cinemax or The Movie Channel.


     As of December 31, 2000, the total number of basic subscribers served by NCP-Six's systems was approximately 31,633, and NCP-Six's penetration rate (basic subscribers as a percentage of the total number of estimated homes passed by NCP-Six's cable distribution system) was approximately 62%. NCP-Six's properties are located in rural areas, which to some extent, do not offer consistently acceptable off-air network signals. This factor, combined with the existence of fewer entertainment alternatives than in large markets contributes to a larger proportion of the population in rural areas than in larger, more urban areas subscribing to cable television (higher penetration).

     NCP-Six has 38 non-exclusive franchises to operate its systems. These franchises, which will expire at various dates through the year 2017, have been granted by local, county, state and other governmental authorities in the areas in which NCP-Six's systems currently operate. Annual franchise fees are paid to the granting governmental authorities. These fees vary between 2% and 5% of the respective gross revenues of the system derived from its operations in a particular community. The franchises may be terminated for failure to comply with their respective conditions.

THE SYSTEMS

     NCP-Six operates five groups of "clusters" of cable systems serving the communities and surrounding areas of Starkville, Kosciusko, Philadelphia and Forest, Mississippi; Highlands, North Carolina; and Barnwell and Bennettsville, South Carolina. The following is a description of these operating groups.

     STARKVILLE, MISSISSIPPI

     The Starkville operating group serves the communities and surrounding areas of Starkville and Kosciusko, Mississippi. The City of Starkville is the home of Mississippi State University with an enrollment of approximately 12,000 students. The university's 10 colleges and schools comprise 58 departments that offer more than 120 majors. Mississippi State is also the largest employer in Starkville, with nearly 1,300 faculty members or professionals and 1,450 support staff. Also located in Starkville is the Mississippi Research and Technology Park, which is a long-range economic development project initiated through the joint efforts of the City of Starkville, Oktibbeha County, Mississippi State University and the local business community. The Park is located on approximately 220 acres across from the entrance to the university and will enhance high-technology research for application to the economic sector. The developers and businesses that comprise the Park intend to work hand in hand with research efforts at the university, and companies that locate in the Park will have the benefit of university facilities and faculty.


     The following provides subscriber information regarding the Starkville, Mississippi operating group as of December 31, 2000:



Basic Subscribers...........................................  11,961
Tier Subscribers............................................   6,063
Premium Subscribers.........................................   4,010
Estimated Homes Passed......................................  16,525


     PHILADELPHIA, MISSISSIPPI

     The Philadelphia operating group serves the communities and surrounding areas of Philadelphia and Forest, Mississippi. The systems are located in central Mississippi in an area where the local economies are based primarily in manufacturing. The region has excellent highway and railroad transportation, a year-round mild climate, and the availability of a trained, cost-effective labor force. One of the main industries in the area is poultry. Nearly two million birds are dressed weekly in the city of Forest, which ranks as the second-largest producer of broilers in the nation. Other industries in the area include apparel, ready mix concrete, frozen food products, lumber, small appliances, electronic assembly, steel and meat processing.


     The following provides subscriber information regarding the Philadelphia, Mississippi operating group as of December 31, 2000:



Basic Subscribers...........................................  6,677
Tier Subscribers............................................  2,971
Premium Subscribers.........................................  2,690
Estimated Homes Passed......................................  8,910

     HIGHLANDS, NORTH CAROLINA

     Located on a high plateau of the Blue Ridge Mountains where the corners of Georgia, North Carolina and South Carolina meet, Highlands has long offered a cool and beautiful summer retreat for the affluent families from such southern cities as Atlanta, New Orleans and Tampa. The Highlands region is almost encircled by the 200,000 acres of the End National Forest, and boasts a lush mixture of hardwoods and evergreens because of an abundant rainfall. Highlands has an average altitude of over 4,000 feet, and thus maintains a temperate summer climate. The influx of tourists increases Highland's year-round population of approximately 2,000 to over 20,000 between May and October.

     The Highlands area is perhaps best known for its exclusive golf clubs. There are three beautiful golf courses in the Highlands area, the oldest being the Highlands Country Club. About half the land in the Highlands area is under private ownership; the rest is part of the End National Forest, and is open for hiking, fishing, hunting, camping and other outdoor activities. The private land near the golf courses consists largely of exclusive housing developments, many of which feature rambling, ranch-style vacation homes with values ranging from $200,000 to $500,000. The Great Smokey Mountains National Park and the Blue Ridge Parkway are within easy driving distance of Highlands. Several lakes in the area offer swimming, boating, skiing, fishing and other water sports. Rafting is also popular in the area due to the close proximity of the Chattooga and Cullasaja Rivers.


     The following provides subscriber information regarding the Highlands system as of December 31, 2000:



Basic Subscribers...........................................  2,664
Premium Subscribers.........................................    582
Estimated Homes Passed......................................  4,190


     BARNWELL, SOUTH CAROLINA

     Barnwell, Bamberg and Allendale are located approximately sixty miles south of Columbia, South Carolina. The economy is based primarily on agricultural and manufacturing activities.


     The following provides subscriber information regarding the Barnwell system as of December 31, 2000:



Basic Subscribers...........................................   5,849
Premium Subscribers.........................................   3,767
Estimated Homes Passed......................................  12,125


     BENNETTSVILLE, SOUTH CAROLINA

     The City of Bennettsville is located approximately 100 miles northeast of Columbia, South Carolina and serves as the county seat of Marlboro County. The economy is primarily driven by agriculture and manufacturing: three of the largest employers are Mohawk Carpet, United Technologies Automotive and Willamette Industries.


     The following provides subscriber information regarding the Bennettsville system as of December 31, 2000:



Basic Subscribers...........................................  4,482
Premium Subscribers.........................................  2,953
Estimated Homes Passed......................................  9,090


     EMPLOYEES


     NCP-Six had 48 employees as of December 31, 2000. Management of these systems is handled through offices located in the towns of Starkville, Forest, Kosciusko and Philadelphia, Mississippi; Highlands, North Carolina; and Barnwell and Bennettsville, South Carolina.

     CUSTOMERS

     The business of NCP-Six is not dependent upon a single customer or a few customers, so the loss of any one or more customers would not have a material adverse effect on its business. No customer accounts for 10% or more of revenues. No material portion of NCP-Six's business is subject to renegotiation of profits or termination of contracts or subcontracts at the election of any governmental unit, except that franchise agreements may be terminated or modified by the local franchising authorities. See "-- Regulation and Legislation" below. During the last fiscal year, NCP-Six did not engage in any research and development activities.

     SEASONALITY

     NCP-Six's cable television business is generally not seasonal, with the exception of the Highlands Systems, which is subject to seasonal fluctuations in the number of subscribers, which affects revenues and results of operations.

COMPETITION


     NCP-Six currently experiences competition from several sources, including broadcast television (digital and analog); cable overbuilds by cable operators, municipalities, private electric utilities and telephone companies; direct broadcast satellite services; private cable; and multichannel multipoint distribution service systems. NCP-Six is also in competition in various degrees with other communications and entertainment media, including motion pictures, home video cassette recorders (including digital video recorders that have the capability to pause live television programs and digitally record television shows without the use of videotape), Internet data delivery and Internet video delivery. The following provides a summary description of these sources of competition.



     Broadcast Television. NCP-Six has traditionally competed with broadcast television, which consists of television signals that the viewer is able to receive directly on his television without charge using an "off-air" antenna. The extent of this competition is dependent in part upon the quality and quantity of signals available by antenna reception as compared to the services provided by the local cable system. Accordingly, we have found it less difficult to obtain higher penetration rates in rural areas (where signals available off-air are limited) than in metropolitan areas where numerous, high quality off-air signals are often available without the aid of cable television systems. Licensing of digital spectrum by the FCC has provided incumbent broadcast licensees with the ability to deliver high definition television pictures and multiple digital-quality program streams, as well as advanced digital services such as subscription video.



     Overbuilds. NCP-Six's franchises are not exclusive, so that more than one cable television system may be built in the same area. This is known as an "overbuild." Overbuilds have the potential to result in loss of revenues to the operator of the original cable television system. Constructing and developing a cable television system is a capital intensive process, and it is often difficult for a new cable system operator to create a marketing edge over the existing system. Generally, an overbuilder would be required to obtain franchises from the local governmental authorities, although in some instances, the overbuilder could be the local government itself. In any case, an overbuilder would be required to obtain programming contracts and, in most cases, would have to build a complete cable system such as headends, trunk lines and drops to individual subscriber's homes throughout the franchise areas.


     Federal cross-ownership restrictions historically limited entry by local telephone companies into the cable television business. The 1996 Telecom Act eliminated this cross-ownership restriction. (See "Regulation and Legislation" below.) It is therefore possible for companies with considerable resources to overbuild existing cable operators and enter the business. Several telephone companies have secured cable television franchises from local governmental authorities and constructed cable television systems, although those efforts recently have declined. NCP-Six cannot predict at this time the extent of telephone company competition that will emerge in areas served by NCP-Six's cable television systems. The entry of telephone companies as direct competitors, however, is likely to continue over the next several years and could adversely affect the profitability and market value of NCP-Six's systems. The entry of electric utility
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companies into the cable television business, as now authorized by the 1996
Telecom Act, could have a similar adverse effect on NCP-Six future competitiveness.



     Direct Broadcast Satellite ("DBS") Service. High powered direct-to-home satellites have made possible the wide-scale delivery of programming (including Internet services) to individuals throughout the United States using small roof-top or wall-mounted antennas. The two leading DBS providers have experienced dramatic growth over the last several years and together now serve over 13 million customers nationwide. These developments have the potential to impact NCP-Six's existing subscriber base. Companies offering DBS service use video compression technology to increase channel capacity of their systems to more than 100 channels and to provide packages of movies, satellite networks and other program services which are competitive to those of cable television systems. DBS companies historically faced significant legal and technological impediments to providing popular local broadcast programming to their customers. Recent federal legislation reduced this competitive disadvantage. Nevertheless, technological limitations still affect DBS companies, and it is expected that DBS companies will offer local broadcast programming only in the top 50 to 100 U.S. markets for the foreseeable future. The same legislation reduced the compulsory copyright fees paid by DBS companies and allowed them to continue offering distant network signals to rural customers. In addition to emerging high-powered DBS competition, cable television systems face competition from several low-powered providers, whose service requires use of much larger home satellite dishes. The availability of DBS equipment at reasonable prices, and the relative attractiveness of the programming options offered by the cable television industry and DBS competitors will impact the ability of DBS service providers to compete successfully with NCP-Six and its fixed line cable systems.



     Private Cable. NCP-Six is also susceptible to competition provided by private cable television systems, known as satellite master antenna television, serving multi-unit dwellings such as condominiums, apartment complexes, and private residential communities. These private cable systems may enter into exclusive agreements with apartment owners and homeowners associations, which may preclude operators of franchised systems from serving residents of these private complexes. Operators of private cable, which do not cross public rights of way, are free from the federal, state and local regulatory requirements imposed on franchised cable television operators. In addition, recent FCC and Circuit Court rulings suggest that private cable operators can lease distribution capacity from local telephone companies that cross public rights of way and provide service without obtaining a cable franchise.



     Multichannel, Multipoint Distribution Service ("MMDS") Systems. NCP-Six also competes with wireless program distribution services such as MMDS systems, commonly called wireless cable, which are licensed to serve specific areas. MMDS systems use low-power microwave frequencies to transmit television programming over-the-air to paying subscribers. MMDS is less capital intensive than the cable television industry, and it is therefore more practical to construct systems using this technology in areas of lower subscriber penetration.


REGULATION AND LEGISLATION

     SUMMARY


     The following summary addresses the key regulatory developments and legislation affecting NCP-Six and its cable systems. Other existing federal legislation and regulations, copyright licensing and, in many jurisdictions, state and local franchise requirements are currently the subject of a variety of judicial proceedings, legislative hearings and administrative and legislative proposals, which could change, in varying degrees, the manner in which NCP-Six must operate. Neither the outcome of these proceedings nor their impact upon the cable television industry or NCP-Six can be predicted at this time.


     NCP-Six expects to adapt its business to adjust to the changes that may be required under any scenario of regulation. At this time, NCP-Six cannot assess the effects, if any, that present regulation may have on NCP-Six's operations and potential appreciation of its Systems. There can be no assurance that the final form of regulation will not have a material adverse impact on NCP-Six's operations.

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     The operation of a cable system is extensively regulated at the federal, local and, in some instances, state levels. The Cable Communications Policy Act of 1984, the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"), and the 1996 Telecommunications Act (the "1996 Telecom Act", and, collectively, the "Cable Act") establish a national policy to guide the development and regulation of cable television systems. The Federal Communications Commission ("FCC") has principal responsibility for implementing the policies of the Cable Act. Many aspects of such regulation are currently the subject of judicial proceedings and administrative or legislative proposals. Legislation and regulations continue to change, and NCP-Six cannot predict the impact of future developments on the cable television industry. Future regulatory and legislative changes could adversely affect NCP-Six's operations.

     CABLE RATE REGULATION


     The 1992 Cable Act imposed an extensive rate regulation regime on the cable television industry, which limited the ability of cable companies, including NCP-Six, to increase subscriber fees. Under that regime, all cable systems are subject to rate regulation, unless they face "effective competition" in their local franchise area. Federal law now defines "effective competition" on a community-specific basis as requiring satisfaction of conditions rarely satisfied in the current marketplace.


     Although the FCC established the underlying regulatory scheme, local government units, commonly referred to as local franchising authorities, are primarily responsible for administering the regulation of the lowest level of cable service called the basic service tier. The basic service tier typically contains local broadcast stations and public, educational, and government access channels. Local franchising authorities also have primary responsibility for regulating cable equipment rates. Under federal law, charges for various types of cable equipment must be unbundled from each other and from monthly charges for programming services. Before a local franchising authority begins basic service rate regulation, it must certify to the FCC that it will follow applicable federal rules. Many local franchising authorities have voluntarily declined to exercise their authority to regulate basic service rates.

     As of December 15, 2000, approximately 14% of NCP-Six's local franchising authorities were certified to regulate basic service tier rates. The 1992 Cable Act permits communities to certify and regulate rates at any time, so that it is possible that additional localities served by the systems may choose to certify and regulate rates in the future.

     The FCC itself historically administered rate regulation of cable programming service tiers, which represent the expanded level of non-"basic" and non-"premium", programming services. The 1996 Telecom Act, however, provided immediate rate relief for small cable operators offering cable programming service tiers. All of NCP-Six's systems qualified for this cable programming service tier deregulation. The elimination of cable programming service tier regulation afforded NCP-Six substantially greater pricing flexibility.

     Under the rate regulations of the FCC, most cable systems were required to reduce their basic service tier and cable programming service tier rates in 1993 and 1994, and have since had their rate increases governed by a complicated price cap scheme that allows for the recovery of inflation and certain increased costs, as well as providing some incentive for expanding channel carriage. The FCC has modified its rate adjustment regulations to allow for annual rate increases and to minimize previous problems associated with regulatory lag. Operators also have the opportunity to bypass this "benchmark" regulatory scheme in favor of traditional "cost-of-service" regulation in cases where the latter methodology appears favorable. Cost of service regulation is a traditional form of rate regulation, under which a utility is allowed to recover its costs of providing the regulated service, plus a reasonable profit.

     In a particular effort to ease the regulatory burden on small cable systems, the FCC created special rate rules applicable for systems with fewer than 15,000 subscribers owned by an operator with fewer than 400,000 subscribers. The special rate rules allow for a simplified cost-of-service showing. All of NCP-Six's systems are eligible for these simplified cost-of-service rules, and have calculated rates generally in accordance with those rules.
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     Under the FCC's rate rules, premium cable services offered on a per-channel or per-program basis remain unregulated, as do affirmatively marketed packages consisting entirely of new programming product. However, federal law requires that the basic service tier be offered to all cable subscribers and limits the ability of operators to require purchase of any cable programming service tier if a customer seeks to purchase premium services offered on a per-channel or per-program basis, subject to a technology exception which sunsets in 2002. The 1996 Telecom Act also relaxes existing "uniform rate" requirements by specifying that uniform rate requirements do not apply where the operator faces "effective competition," and by exempting bulk discounts to multiple dwelling units, although complaints about predatory pricing still may be made to the FCC.

     Regulation by the FCC of cable programming service tier rates for all systems, regardless of size, sunset pursuant to the 1996 Telecom Act on March 31, 1999. Certain legislators, however, have called for new rate regulations. Should this occur, all rate deregulation, including that applicable to small operators like NCP-Six, could be jeopardized.


     CABLE ENTRY INTO TELECOMMUNICATIONS



     The 1996 Telecom Act creates a more favorable environment for NCP-Six to provide telecommunications services beyond traditional video delivery. It provides that no state or local laws or regulations may prohibit or have the effect of prohibiting any entity from providing any interstate or intrastate telecommunications service. A cable operator is authorized under the 1996 Telecom Act to provide telecommunications services without obtaining a separate local franchise. States are authorized, however, to impose "competitively neutral" requirements regarding universal service, public safety and welfare, service quality, and consumer protection. State and local governments also retain their authority to manage the public rights-of-way and may require reasonable, competitively neutral compensation for management of the public rights-of-way when cable operators provide telecommunications service.



     The favorable pole attachment rates afforded NCP-Six under federal law can be gradually increased by utility companies owning the poles, beginning in 2001, if the operator provides telecommunications services, as well as cable services, over its plant. The FCC recently clarified that a cable operator's favorable pole rates are not endangered by the provision of Internet services, but the U.S. Court of Appeals for the 11th Circuit recently ruled in Gulf Power Co. v. FCC, 208 F.3d 1263 (11th Cir. 2000) ("Gulf Power") that the FCC has no authority to regulate pole rents for cable systems providing Internet services (because, the court ruled, Internet services are not telecommunications services or cable services). The court subsequently stayed the issuance of the mandate in Gulf Power pending the filing of and final action on a petition for writ of certiorari seeking review of the Gulf Power decision in the U.S. Supreme Court. The stay allows for the orderly review of the decision in the U.S. Supreme Court. In the interim, the FCC may continue to process pending pole attachment complaints under its existing rules and procedures. If the 11th Circuit decision goes into effect, it could significantly increase pole attachment rates and adversely impact cable operators.


     Cable entry into telecommunications will be affected by the regulatory landscape now being fashioned by the FCC and state regulators. One critical component of the 1996 Telecom Act to facilitate the entry of new telecommunications providers (including cable operators) is the interconnection obligation imposed on all telecommunications carriers. The Supreme Court effectively upheld most of the FCC interconnection regulations, but recently the 8th Circuit Court of Appeals vacated other portions of the FCC's rules on slightly different grounds. More recently, the 9th Circuit Court of Appeals ruled in the FCC's favor on these same rules, creating a split in authority that may be resolved by the Supreme Court. Although these regulations should enable new telecommunications entrants to reach viable interconnection agreements with incumbent carriers, many issues, including which specific network elements the FCC can mandate that incumbent carriers make available to competitors, remain unresolved.

     Similarly, if another FCC decision requiring that incumbent telephone companies permit colocation of competitors' equipment on terms more favorable to competitors is sustained on administrative and judicial

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appeal, this decision, too, would make it easier for new entrants, including
NCP-Six, to provide telecommunications service.

     INTERNET SERVICE


     There is at present no significant federal regulation of NCP-Six's ability to deliver Internet services. Furthermore, the FCC recently issued several reports finding no immediate need to impose this type of regulation. However, this situation may change as cable systems expand their broadband delivery of Internet services. In particular, proposals have been advanced at the federal level that would require cable operators to provide access to unaffiliated Internet-service providers and online service providers. In one instance, the Federal Trade Commission is considering whether and to what extent to impose, as a condition of Time Warner's merger with America Online, certain "open access" requirements on Time Warner's cable systems, thereby allowing unaffiliated Internet-service providers access to Time Warner's broadband distribution infrastructure.


     Some local franchising authorities unsuccessfully tried to impose mandatory Internet access or "open access" requirements as part of cable franchise renewals or transfers. In AT&T Corp. v. City of Portland, No. 99-35609 (9th Cir., June 22, 2000), the federal Court of Appeals for the Ninth Circuit overturned a federal district court in Portland, Oregon's ruling that local franchising authorities have the lawful authority to impose these type of conditions. The lower court had ruled that the City of Portland had inherent authority to require, as a condition of the City's consent to the transfer of TCI's cable franchise to AT&T, that AT&T provide "open access" to the "cable modem platform" of the Excite@Home Internet service. On appeal, the Court of Appeals rejected the City's attempt to impose "open access" conditions on AT&T's delivery of Internet service over the cable system because that service, according to the Court, is not a cable service, but a "telecommunications service." The potential regulatory state and federal implications of this rationale are unclear, given the various regulatory requirements for the provision of telecommunications services. There have been at least two additional court rulings that have rejected local imposition of "open access" conditions on cable-provided Internet access, but those rulings have employed very different legal reasoning. A federal court in Virginia found that Internet service was a cable service, but as such was exempt from local "open access" regulation. Another federal court in Florida even more recently ruled that "open access" could not be imposed on local operators because doing so would violate the First Amendment. Other local authorities have imposed or may impose mandatory Internet access requirements on cable operators. These developments could, if they become widespread, burden the capacity of cable systems and complicate any plans NCP-Six may have or develop for providing Internet service.


     TELEPHONE COMPANY ENTRY INTO CABLE TELEVISION



     The 1996 Telecom Act allows telephone companies to compete directly with cable operators by repealing the historic telephone company/cable cross-ownership ban. Local exchange carriers, including the regional telephone companies, can now compete with cable operators both inside and outside their telephone service areas with certain regulatory safeguards. Because of their resources, local exchange carriers could be formidable competitors to NCP-Six. Various local exchange carriers currently are providing video programming services within their telephone service areas through a variety of distribution methods, including both the deployment of broadband wire facilities and the use of wireless transmission.


     Under the 1996 Telecom Act, local exchange carriers providing video programming should be regulated as a traditional cable operator, subject to local franchising and federal regulatory requirements, unless the local exchange carrier elects to deploy its plant as an open video system. To qualify for favorable open video system status, the competitor must reserve two-thirds of the system's activated channels for unaffiliated entities. The Fifth Circuit Court of Appeals reversed certain of the FCC's open video system rules, including its preemption of local franchising. The FCC recently revised its OVS rules to eliminate this general preemption, thereby leaving franchising discretion to local and state authorities. It is unclear what effect this ruling will have on the entities pursuing open video system operation.

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     Although local exchange carriers and cable operators can now expand their offerings across traditional service boundaries, the general prohibition remains on local exchange carrier buyouts of co-located cable systems. Cable operator buyouts of co-located local exchange carrier systems, and joint ventures between cable operators and local exchange carriers in the same market also are prohibited. The 1996 Telecom Act provides a few limited exceptions to this buyout prohibition, including a carefully circumscribed "rural exemption." The 1996 Telecom Act also provides the FCC with the limited authority to grant waivers of the buyout prohibition.


     ELECTRIC UTILITY ENTRY INTO TELECOMMUNICATIONS AND CABLE TELEVISION


     The 1996 Telecom Act provides that registered utility holding companies and subsidiaries may provide telecommunications services, including cable television, notwithstanding the Public Utility Holding Company Act. Electric utilities must establish separate subsidiaries, known as "exempt telecommunications companies" and must apply to the FCC for operating authority. Like telephone companies, electric utilities have substantial resources at their disposal, and could be formidable competitors to traditional cable systems. Several of these utilities have been granted broad authority to engage in activities which could include the provision of video programming.

     OWNERSHIP RESTRICTIONS

     The 1996 Telecom Act eliminates statutory restrictions on broadcast/cable cross-ownership, including broadcast network/cable restrictions, but leaves in place existing FCC regulations prohibiting local cross-ownership between co-located television stations and cable systems. The 1996 Telecom Act leaves in place existing restrictions on cable cross-ownership with satellite master antenna television and multichannel multipoint distribution service facilities, but lifts those restrictions where the cable operator is subject to effective competition. FCC regulations permit cable operators to own and operate satellite master antenna television systems within their franchise area, provided that their operation is consistent with local cable franchise requirements.

     Pursuant to the 1992 Cable Act, the FCC adopted rules precluding a cable system from devoting more than 40% of its activated channel capacity to the carriage of affiliated national video program services. Although the 1992 Cable Act also precluded any cable operator from serving more than 30% of all U.S. domestic cable subscribers, this provision is still subject to judicial review.

     MUST CARRY AND RETRANSMISSION CONSENT

     The 1992 Cable Act contains broadcast signal carriage requirements. Broadcast signal carriage is the transmission of broadcast television signals over a cable system to cable customers. These requirements, among other things, allow local commercial television broadcast stations to elect once every three years between "must carry" status or "retransmission consent" status. Less popular stations typically elect must carry, which is the broadcast signal carriage rule that allows local commercial television broadcast stations to require a cable system to carry the station. Must carry requests can dilute the appeal of a cable system's programming offerings because a cable system with limited channel capacity may be required to forego carriage of popular channels in favor of less popular broadcast stations electing must carry. More popular stations, such as those affiliated with a national network, typically elect retransmission consent, which is the broadcast signal carriage rule that allows local commercial television broadcast stations to negotiate terms (such as mandating carriage of an affiliated cable network) for granting permission to the cable operator to carry the stations. Retransmission consent demands may require substantial payments or other concessions.

     NCP-Six has been able to reach agreements with all of the broadcasters who elected retransmission consent. To date, compliance with the "retransmission consent" and "must carry" provisions of the 1992 Cable Act has not had a material effect on NCP-Six, although these provisions may affect the operations of NCP-Six in the future, depending on factors as market conditions, the introduction of digital broadcasts, channel capacity and similar matters when these arrangements are negotiated or renegotiated.

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     The burden associated with must carry may increase substantially if broadcasters proceed with planned conversion to digital transmission and the FCC determines that cable systems must carry all analog and digital broadcasts in their entirety. This burden would reduce capacity available for more popular video programming and new Internet and telecommunications offerings. The broadcast industry continues to press the FCC on the issue of digital must carry. A rulemaking regarding must carry obligations during the transition from analog to digital broadcasting remains pending at the FCC. It remains unclear when a final decision will be released.

     ACCESS CHANNELS

     Local franchising authorities can include franchise provisions requiring cable operators to set aside certain channels for public, educational and governmental access programming. Federal law also requires cable systems to designate a portion of their channel capacity, up to 15% in some cases, for commercial leased access by unaffiliated third parties. The FCC has adopted rules regulating the terms, conditions and maximum rates a cable operator may charge for commercial leased access use. We believe that requests for commercial leased access carriage to date have been relatively limited.

     ACCESS TO PROGRAMMING

     To spur the development of independent cable programmers and competition to incumbent cable operators, the 1992 Cable Act imposed restrictions on the dealings between cable operators and cable programmers. Of special significance from a competitive business posture, the 1992 Cable Act precludes video programmers affiliated with cable companies from favoring their cable operators over new competitors and requires these programmers to sell their satellite-delivered programming to other multichannel video distributors. This provision limits the ability of vertically integrated cable programmers to offer exclusive programming arrangements to cable companies. There also has been interest expressed in further restricting the marketing practices of cable programmers, including subjecting programmers who are not affiliated with cable operators or programmers who deliver their service by terrestrial means (rather than by satellite) to the program access requirements. These changes should not have a dramatic impact on NCP-Six, but would limit potential competitive advantages NCP-Six enjoys.

     INSIDE WIRING; SUBSCRIBER ACCESS

     In an order issued in 1997, the FCC established rules that require an incumbent cable operator upon expiration of a multiple dwelling unit service contract to sell, abandon, or remove "home run" wiring that was installed by the cable operator in a multiple dwelling unit building. These inside wiring rules are expected to assist building owners in their attempts to replace existing cable operators with new programming providers who are willing to pay the building owner a fee, where this fee is permissible. The FCC has also proposed abrogating all exclusive multiple dwelling unit service agreements held by incumbent operators.

     With limited exceptions, existing FCC regulations prohibit any state or local law or regulation, or private covenant, private contract, lease provision, homeowners' association rule or similar restriction, impairing the installation, maintenance or use of certain video reception antennas on property within the exclusive control of a tenant or property owner.

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OTHER REGULATIONS OF THE FEDERAL COMMUNICATIONS COMMISSION


     In addition to the FCC regulations noted above, there are other FCC regulations to which NCP-Six is subject covering such areas as:


     - equal employment opportunity,

     - subscriber privacy,

     - programming practices, including, among other things,

     - syndicated program exclusivity,

     - network program nonduplication,

     - local sports blackouts,

     - indecent programming,

     - lottery programming,

     - political programming,

     - sponsorship identification,

     - children's programming advertisements, and

     - closed captioning,

     - registration of cable systems and facilities licensing,

     - maintenance of various records and public inspection files,

     - aeronautical frequency usage,

     - lockbox availability,

     - antenna structure notification,

     - tower marking and lighting,

     - consumer protection and customer service standards,

     - technical standards,

     - consumer electronics equipment compatibility, and

     - emergency alert systems.


     The FCC recently ruled that all cable customers, including NCP-Six, must be allowed to purchase cable converters from third parties and established a multi-year phase-in during which security functions, which would remain in the operator's exclusive control, would be unbundled from basic converter functions, which could then be satisfied by third party vendors.


     The FCC has the authority to enforce its regulations through the imposition of substantial fines, the issuance of cease and desist orders and/or the imposition of other administrative sanctions, such as the revocation of FCC licenses needed to operate certain transmission facilities used in connection with cable operations.

     COPYRIGHT


     NCP-Six is also subject to federal copyright licensing covering carriage of television and radio broadcast signals. In exchange for filing certain reports and contributing a percentage of their revenues to a federal copyright royalty pool, NCP-Six can obtain blanket permission to retransmit copyrighted material included in broadcast signals. Effective July 1, 2000, the federal Copyright Office increased the cable compulsory license rates used to calculate cable systems' copyright payments under the cable compulsory

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license. The possible modification or elimination of this compulsory copyright license is the subject of continuing legislative review and could adversely affect NCP-Six's ability to obtain desired broadcast programming. We cannot predict the outcome of this legislative activity. Copyright clearances for nonbroadcast programming services are arranged through private negotiations.

     Cable operators distribute locally originated programming and advertising that use music controlled by the two principal major music performing rights organizations, the American Society of Composers, Authors and Publishers (ASCAP) and Broadcast Music, Inc. (BMI). The cable industry has had a long series of negotiations and adjudications with both organizations. A prior voluntarily negotiated settlement with BMI has now expired, and is subject to further proceedings. The governing rate court recently set retroactive and prospective cable industry rates for ASCAP music based on the previously negotiated BMI rate. Although we cannot predict the ultimate outcome of these industry proceedings or the amount of any license fees NCP-Six may be required to pay for past and future use of association-controlled music, we do not believe these license fees will be significant to NCP-Six's business and operations.

     STATE AND LOCAL REGULATION


     NCP-Six's cable television systems generally are operated pursuant to nonexclusive franchises granted by a municipality or other state or local government entity in order to cross public rights-of-way. Federal law now prohibits local franchising authorities from granting exclusive franchises or from unreasonably refusing to award additional or renew existing franchises.


     Cable franchises generally are granted for fixed terms and in many cases include monetary penalties for non-compliance and may be terminable if the franchisee fails to comply with material provisions. The specific terms and conditions of franchises vary materially among jurisdictions. Each franchise generally contains provisions governing cable operations, service rates, franchising fees, system construction and maintenance obligations, system channel capacity, design and technical performance, customer service standards, and indemnification protections. A number of states subject cable systems to the jurisdiction of centralized state governmental agencies, some of which impose regulation of a character similar to that of a public utility. Although local franchising authorities have considerable discretion in establishing franchise terms, there are certain federal limitations. For example, local franchising authorities cannot insist on franchise fees exceeding 5% of the system's gross cable-related revenues, cannot dictate the particular technology used by the system, and cannot specify video programming other than identifying broad categories of programming.


     Federal law contains renewal procedures designed to protect incumbent franchisees against arbitrary denials of renewal. Even if a franchise is renewed, the local franchising authority may seek to impose new and more onerous requirements, such as significant upgrades in facilities and service or increased franchise fees as a condition of renewal. Similarly, if a local franchising authority's consent is required for the sale of a cable system or franchise, the local franchising authority may attempt to impose more burdensome or onerous franchise requirements in connection with a request for consent. The Cable Act requires franchising authorities to act on any franchise transfer request within 120 days after receipt by the franchising authority of all information required by FCC regulations. Approval is deemed to be granted if the franchising authority fails to act within such 120-day period. Historically, most of NCP-Six's franchises have been renewed and transfer consents granted.



     Under the 1996 Telecom Act, local franchising authorities are prohibited from limiting, restricting, or conditioning the provision of competitive telecommunications services except for certain "competitively neutral" requirements necessary to manage public rights of way. In addition, local franchising authorities may not require NCP-Six to provide any telecommunications service or facilities, other than institutional networks under certain circumstances, as a condition of an initial cable franchise grant, franchise renewal, or franchise transfer. The 1996 Telecom Act also provides that franchising fees are limited to an operator's cable-related revenues and do not apply to revenues that a NCP-Six derives from providing new telecommunications services.


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LEGAL PROCEEDINGS

     NCP-Six is not subject to any material legal proceedings.

NCP-SIX'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     GENERAL


     The Proposed Transaction is not a result of insufficient working capital or declining results of operations. NCP-Six has historically generated significant net losses due, in part, to non-cash charges to income for depreciation and amortization. Prior to the deduction for these non-cash items, NCP-Six has generated sufficient operating income to service its debt and achieve certain levels of cash distributions to unaffiliated limited partners in prior years. Although quarterly cash distributions are not currently being made to unaffiliated limited partners, it is anticipated that quarterly distributions could possibly be reinstated in the future if the Proposed Transaction is not consummated and certain amendments to NCP-Six's bank loan agreement can be negotiated. The amounts and timing of any future distributions are dependent in part on NCP-Six's ability to increase cash flow from operations.



     NCP-Six's current revolving credit and term loan facility matures on June 30, 2001 with a projected outstanding principal balance of approximately $28,215,000 due and payable on that date. Should NCP-Six continue its operations beyond this date an amendment to the existing loan agreement would be required to extend the loan maturity and revise certain financial covenants. An agreement was reached with NCP-Six's lenders to extend the loan maturity to June 30, 2001 to allow sufficient time to close the Adelphia Transaction and the Proposed Transaction. It is probable that any agreement by the lenders to further extend the loan maturity beyond June 30, 2001 would be conditioned upon an amendment to the NCP-Six Partnership Agreement to extend the life of NCP-Six, which currently expires on December 31, 2001. Proposed Amendment No. 2 to the NCP-Six Partnership Agreement is aimed at effectuating such an extension, and if approved by the requisite majority of limited partner interests will result in extending the life of NCP-Six for six additional years until December 31, 2007. If the Adelphia Transaction and Proposed Transaction are closed, Proposed Amendment No. 1 will be ineffective since NCP-Six will have sold all of its operating assets which will lead to dissolution of the partnership pursuant to the NCP-Six Partnership Agreement. In our opinion, subject to the extension of the term of the partnership, amendments to the loan agreement could be obtained from the lenders at a cost and on terms that would not adversely affect NCP-Six's ability to continue operating as a going concern.



     RESULTS OF OPERATIONS FOR 2000 AND 1999



     Total Revenue. Revenues totaled $15,221,887 for the year ended December 31, 2000, representing an increase of approximately 1% over the same period in 1999. Of these revenues, $11,025,826 (72%) was derived from basic service charges, $1,379,913 (9%) from premium services, $948,969 (6%) from tier services, $331,125 (2%) from installation charges, $397,470 (3%) from service maintenance contracts, $581,281 (4%) from advertising, and $557,303 (4%) from other sources. The April 1999 disposition of the Sandersville System decreased revenues approximately $189,000 or 1%. Assuming the Sandersville System was disposed of at the beginning of each of the respective periods, revenues would have increased approximately 2%. The growth in revenue is attributable to rate increases implemented in the Partnership's systems.



     Operating Expenses. Operating expenses totaled $1,161,419 for the year ended December 31, 2000, representing a decrease of approximately 12% over the same period in 1999. Excluding the impact of the Sandersville System disposition, operating expenses would have decreased approximately 10% for the year ended December 31, 2000. This is primarily due to decreased operating salaries, regional management expense, system maintenance costs offset by increased vehicle operating expenses.



     General and Administrative Expenses. General and administrative expenses totaled $4,035,555 for the year ended December 31, 2000, representing a decrease of approximately 1% over the same period in 1999. Excluding the impact of the Sandersville System disposition, general and administrative expenses would have increased approximately 1.3% for the year ended December 31, 2000. This increase is primarily attributable to: (i) increases in salary and benefit costs due to cost of living adjustments; (ii) increases in revenue based expenses such as management fees and franchise fees as well as increased property taxes.



     Programming Expenses. Programming expenses totaled $3,968,492 for the year ended December 31, 2000, representing a 1% increase over the same period in 1999. Adjusting for the Sandersville System disposition, programming expenses would have increased approximately 4% for the year ended December 31, 2000 compared to the same period in 1999. This is mainly due to higher costs charged by various program suppliers offset by reduced local programming expense.



     Depreciation and Amortization Expenses. Depreciation and amortization expenses totaled $4,468,532 for the year ended December 31, 2000, representing a 2% increase over the same period in 1999. This is mainly due to depreciation on plant and equipment acquired during the last year offset by assets becoming fully depreciated during the year.



     Interest Expense. Interest expense for the year ended December 31, 2000 increased approximately 5% over the same period in 1999. The average bank debt decreased from $30,169,000 in 1999 to $28,590,000 during 2000, and the
Partnership's effective interest rate increased from 8.18% in 1999 to 8.59% in 2000.


     RESULTS OF OPERATIONS FOR YEARS ENDED 1999 AND 1998

     Total Revenue. Total revenue reached $15,005,218 for the year ended December 31, 1999, representing an increase of approximately 2% over 1998. Of the 1999 revenue, $10,781,941 (72%) is derived from subscriptions to basic services, $1,509,949 (10%) from subscriptions to premium services, $846,215 (6%) from subscriptions to tier services, $507,932 (3%) from advertising, $384,380 (3%) from service maintenance revenue, $367,300 (2%) from installation charges and $607,501 (4%) from other sources. The increase in revenue is attributable primarily to rate increases placed into effect in August 1999 as well as new product services introduced in 1999. In April 1999, the Partnership sold the cable television system and assets relating to its Sandersville, Mississippi system, resulting in the disposition of approximately 1,400 subscribers and decreased revenues approximately $200,000 or 2%. Assuming the Sandersville, Mississippi system was disposed of at the beginning of each of the respective periods, revenues would have increased approximately 4%.

     The following table displays historical average rate information for various services offered by the Partnership's systems (amounts per subscriber per month):

                                                 1999      1998      1997      1996      1995
                                                ------    ------    ------    ------    ------
Basic Rate....................................  $26.50    $24.20    $23.00    $22.24    $21.53
Tier Rate.....................................    8.50      7.65      6.90      6.35      5.95
HBO Rate......................................   10.25     10.50     11.35     11.25     11.10
Cinemax Rate..................................    7.70      7.30      8.70      8.50      8.25
Showtime Rate.................................    7.95      6.30      4.50      8.45      8.45
Movie Channel Rate............................    6.00      6.60        --        --      7.00
Disney Rate...................................    6.50      6.20      5.10      6.00      6.75
Encore Rate...................................    1.50      1.50        --        --        --
Starz Rate....................................    8.50      8.50        --        --        --
Service Contract Rate.........................    2.30      2.35      2.60      2.65      2.65

     Operating Expenses. Operating expenses totaled $1,320,255 for the year ended December 31, 1999, representing an increase of approximately 5% over the same period in 1998. Excluding the impact of the disposition of the Sandersville, Mississippi system, operating expenses would have increased approximately 9% for the year. This is primarily due to increased operating salaries and pole rental expense offset by decreased system maintenance expenses and drop materials. Salary and benefit costs are a major component of operating expenses. Employee wages are reviewed annually and, in most cases, increased based on cost of living adjustments and other factors. Therefore, management expects operating expenses to increase in future years.

     General and Administrative Expenses. General and administrative expenses totaled $4,064,866 for the year ended December 31, 1999, representing an increase of approximately 7% over the same period in 1998. Excluding the impact of the Sandersville, Mississippi system disposition, general and administrative expenses would have increased approximately 10% compared to the same period in 1998. This is due to higher revenue based expenses such as management fees and franchise fees as well as increased utilities, legal expenses, property taxes and bad debt expense offset by reduced billing expenses, marketing expense and copyright fees. Significant general and administrative expenses are based on revenues. As the Partnership's revenue increases the trend of increased administrative expenses is expected to continue.

     Programming Expenses. Programming expenses totaled $3,915,701 for the year ended December 31, 1999, representing an increase of approximately 3% over 1998. Adjusting for the Sandersville, Mississippi system disposition, programming expenses would have increased approximately 6% compared to the same period in 1998. This is mainly due to higher costs charged by various program suppliers as well as increased advertising expenses and production expense. Programming expenses consist mainly of payments made to the suppliers of various cable programming services. Since these costs are based on the number of subscribers served, future subscriber increases will cause the trend of increasing programming costs to continue. Additionally, rate increases from program suppliers, as well as new fees associated with the launch of additional channels will also contribute to increased programming costs.

     Depreciation and Amortization Expenses. Depreciation and amortization expenses totaled $4,392,073 for the year ended December 31, 1999, representing an increase of approximately 2% over the same period in 1998. This increase is due to depreciation and amortization on purchases of plant and equipment in 1999 offset by assets becoming fully depreciated.

     Interest Expense. Interest expense for the 1999 decreased approximately 7% over 1998. The average bank debt decreased from $31,373,000 during 1998 to $30,169,000 during 1999, offset by an increase to the Partnership's effective interest rate from 7.88% in 1998 to 8.18% in 1999.


     SELECTED QUARTERLY FINANCIAL DATA



     The following unaudited selected quarterly financial data for each of the four quarters ending in years 2000 and 1999 have been prepared by the Managing General Partner.


                                                              QUARTERS ENDED
                           -------------------------------------------------------------------------------------
                           DECEMBER 31,   SEPTEMBER 30,    JUNE 30,    MARCH 31,    DECEMBER 31,   SEPTEMBER 30,
                               2000           2000           2000         2000          1999           1999
                           ------------   -------------   ----------   ----------   ------------   -------------
Revenue..................   $3,852,433     $3,812,503     $3,803,536   $3,753,415    $3,798,006     $3,709,213
Operating income.........   $  188,723     $  477,807     $  465,645   $  455,714    $   93,778     $  429,065
Gain (loss) on retirement
  of assets..............   $ (162,743)    $ (108,898)    $       --   $    4,708    $ (273,689)    $  (58,045)
Net income (loss)........   $ (636,562)    $ (309,847)    $ (195,891)  $ (184,093)   $ (795,894)    $ (261,347)
Net income (loss) per
  limited partner unit
  (weighted average).....   $      (21)    $      (10)    $       (7)  $       (6)   $      (26)    $       (9)

                               QUARTERS ENDED
                           -----------------------
                            JUNE 30,    MARCH 31,
                              1999         1999
                           ----------   ----------
Revenue..................  $3,765,208   $3,732,791
Operating income.........  $  441,461   $  348,019
Gain (loss) on retirement
  of assets..............  $1,662,267   $       --
Net income (loss)........  $1,467,256   $ (311,159)
Net income (loss) per
  limited partner unit
  (weighted average).....  $       49   $      (10)


     LIQUIDITY AND CAPITAL RESOURCES


     The Partnership's primary sources of liquidity are cash flow provided from operations and availability under an $8,000,000 revolving credit line, of which approximately $5,650,000 was outstanding as of December 31, 2000. Based on management's analysis, the Partnership's cash flow from operations and amounts available for borrowing under the Partnership's loan agreement are sufficient to cover operating costs and planned capital expenditures up to the expected liquidation date of the Partnership. Under the terms of the Partnership's revolving credit and term loan agreement, as extended, all amounts outstanding under the note payable become due and payable on June 30, 2001. The Partnership's continuing operations will not provide sufficient liquidity to satisfy this obligation at its stated maturity. Alternatives available to the Partnership include a sale of a portion or all of its assets to generate proceeds sufficient to repay the outstanding debt or to renegotiate the terms of the credit agreement with its lenders to extend the maturity date. Management believes agreement by the lenders to extend the maturity date would be contingent upon the approval of the unaffiliated limited partners to extend the expiration of the NCP-Six, which currently expires on December 31, 2001.



     The General Partners are currently formulating a proposal to liquidate the assets of the partnership, which, in the opinion of the Managing General Partner, would provide sufficient proceeds to retire all the Partnership's obligations. Such a proposal would require approval by a majority in interest of unaffiliated limited partners. It is anticipated this liquidation would occur in 2001. Based on preliminary discussions with the lenders currently providing NCP-Six with its existing credit, management and those lenders believe it is not unreasonable that NCP-Six could arrange financing to continue its operations if necessary, assuming no deterioration in its operations and the bank credit markets remain open.



     During the year ended December 31, 2000, NCP-Six's primary source of liquidity was cash provided from operations. The Partnership generates cash on a monthly basis through the monthly billing of subscribers for cable services. Losses from uncollectible accounts have not been material. During the year ended December 31, 2000, cash generated from monthly billings was sufficient to meet the Partnership's needs for working capital, capital expenditures and scheduled debt service.



     Under the terms of NCP-Six's loan agreement with its syndicated lending group led by First Union National Bank as Administrative Agent, NCP-Six has agreed to restrictive covenants which require the maintenance of certain ratios including a senior debt to annualized operating cash flow ratio of no more than
5.25 to 1.00, and an annual operating cash flow to interest expense ratio of not less than 2.25 to 1.00. As of December 31, 2000, NCP-Six was in compliance with its required financial covenants.



     As of the date of this filing, the balance under NCP-Six's loan agreement is $28,215,281. Certain fixed rate agreements expired during the third quarter of 2000. As of the date of this filing, interest rates on the loan were as follows: $28,215,281 fixed at Libor based rate of 8.5% expiring March 28, 2001. The above includes a margin paid to the lender based on overall leverage, and may increase or decrease as the Partnership's leverage fluctuates.



     CAPITAL EXPENDITURES AND IMPROVEMENTS



     Cable television systems require continuous upgrades and maintenance to remain competitive.


NCP-Six does not, however, have any current plans to accelerate any maintenance or improvements to its systems. Instead, all currently scheduled capital improvements are within the ordinary course of NCP-Six's standard operations. As of February 1, 2001, those currently scheduled improvements included digital programming equipment for the Starkville, Philadelphia and Highlands Systems at an estimated cost of $863,000.



     During the year ended December 31, 2000, NCP-Six incurred approximately $2,054,000 of capital expenditures. Those expenditures included ongoing upgrades to the Starkville and Forest, Mississippi, and Barnwell, South Carolina systems, and the launch of digital programming services in Starkville, Mississippi.


     During 1999, the Partnership incurred approximately $2,660,000 in capital expenditures. These expenditures included the ongoing system upgrade to 550 MHz and a vehicle replacement in the Starkville System, the completion of a system upgrade to 450 MHz in the Koscuisko System, the continued system upgrade to 450 MHz, a vehicle replacement and channel additions in the Philadelphia System, the continued deployment of fiber in the Highlands System, a vehicle replacement and a standby generator in the Bennettsville System and a vehicle replacement and continued system upgrade to 450 MHz in the Barnwell System, as well as various line extensions in all of the systems.


     During 1998, NCP-Six incurred approximately $2,820,000 in capital expenditures. These expenditures included the continued construction of a fiber backbone in the Starkville System, the continuation of a system upgrade to 450 MHz in the Kosciusko System, vehicle replacements and a continued system upgrade to 450 MHz in the Philadelphia System, the continued deployment of fiber in the Highlands System, computer hardware and software upgrades in the Bennettsville System and the purchase of a new office building and system upgrade to 450 MHz in the Barnwell System, as well as various line extensions in all of the systems.


     RECENT ACQUISITIONS AND DISPOSITIONS

     On April 30, 1999, NCP-Six sold the assets of its cable television system serving approximately 1,400 subscribers in and around the communities of Sandersville, Mississippi. The sales price for the system was $1.9 million, and the net proceeds were utilized to reduce outstanding debt. NCP-Six determined to sell the Sandersville system due to the significant "overbuild" situation facing the system and the surrounding geographic area. Due to the overbuild and lack of other interested purchasers for the system, NCP-Six sold the Sandersville system to the overbuilder.


     On January 2, 1998, NCP-Six purchased cable television systems serving approximately 11,200 subscribers in and around the communities of Allendale, Bamberg, Barnwell and Bennettsville, South Carolina. The purchase price of these systems was $20.5 million. NCP-Six borrowed approximately $20.47 million under an amended and restated revolving credit and term loan agreement with its lending group, of which First Union National Bank acts as agent, to finance the acquisition of the South Carolina cable systems.


AFFILIATES OF NCP-SIX


     NCP-Six is a Washington limited partnership with no directors or officers. The managing general partner of NCP-Six is Northland Communications Corporation, a Washington corporation. The administrative general partner of NCP-Six is FN Equities Joint Venture, a California general partnership. To the best of our knowledge, as of December 31, 2000, no person owned more than five percent of any class of NCP-Six's voting securities. We and our affiliates collectively own less than one percent of the outstanding units of limited partnership of NCP-Six.


                 MANAGEMENT AND BENEFICIAL OWNERSHIP OF NCP-SIX

MANAGEMENT OF NCP-SIX

     GENERAL


     NCP-Six is a Washington limited partnership with no directors or officers. The managing general partner of NCP-Six is Northland Communications Corporation, a Washington corporation. The administrative general partner of NCP-Six is FN Equities Joint Venture, a California joint venture.



     The sole partners of the administrative general partner are FN Equities, Inc., FN Network Partners, Ltd., a California limited partnership, and John Simmers, the sole owner of FN Equities. The principal business of each of the administrative general partner and FN Equities is to provide administrative services as administrative general partner of cable television limited partnerships. FN Network Partners is an investment partnership. The address of the principal executive offices of each of the administrative general partner, FN Equities, FN Network Partners and John Simmers is 2780 Sky Park Drive, Suite 300, Torrance, California 90505.

     OFFICERS AND DIRECTORS OF NORTHLAND COMMUNICATIONS CORPORATION

     The following table sets forth information about the executive officers and directors of Northland Communications Corporation:


                   NAME                      AGE                    POSITION
                   ----                      ---                    --------
John S. Whetzell...........................  59    Board Chairman and President
Richard I. Clark...........................  43    Director, Vice President, Assistant
                                                   Treasurer and Assistant Secretary
John E. Iverson............................  64    Director and Secretary
Gary S. Jones..............................  43    Vice President and Chief Financial Officer
Richard J. Dyste...........................  55    Vice President, Technical Services
H. Lee Johnson.............................  57    Divisional Vice President
R. Gregory Ferrer..........................  45    Vice President and Treasurer
Matthew J. Cryan...........................  36    Vice President, Budgets and Planning
Laura N. Williams..........................  33    Vice President and Senior Counsel


     JOHN S. WHETZELL is the founder of Northland Communications Corporation and has been President since its inception and a Director since March 1982. Mr. Whetzell became Chairman of the Board of Directors in December 1984. He also serves as President and Chairman of the Board of Northland Telecommunications Corporation and each of its subsidiaries. He has been involved with the cable television industry for over 26 years. Between March 1979 and February 1982, he was in charge of the Ernst & Whinney national cable television consulting services. Mr. Whetzell first became involved in the cable television industry when he served as the Chief Economist of the Cable Television Bureau of the FCC from May 1974 to February 1979. He provided economic studies to support the deregulation of cable television both in federal and state arenas. He participated in the formulation of accounting standards for the industry and assisted the FCC in negotiating and developing the pole attachment rate formula for cable television. His undergraduate degree is in economics from George Washington University, and he has an MBA degree from New York University.

     RICHARD I. CLARK, an original incorporator of Northland Communications Corporation, serves as Vice President, Assistant Secretary and Assistant Treasurer of Northland Communications Corporation. He also serves as Vice President, Assistant Secretary and Treasurer of Northland Telecommunications Corporation. Mr. Clark has served on the Board of Directors of both Northland Communications Corporation and Northland Telecommunications Corporation since July 1985. In addition to his other responsibilities, Mr. Clark is responsible for the administration and investor relations activities of Northland, including financial planning and corporate development. From July 1979 to February 1982, Mr. Clark was employed by Ernst & Whinney in the area of providing cable television consultation services and has been involved with the cable television industry for nearly 22 years. He has directed cable television feasibility studies and on-site market surveys. Mr. Clark has assisted in the design and maintenance of financial and budget computer programs, and he has prepared documents for major cable television companies in franchising and budgeting projects through the application of these programs. In 1979, Mr. Clark graduated cum laude from Pacific Lutheran University with a Bachelor of Arts degree in accounting.

     JOHN E. IVERSON is the Secretary of Northland Communications Corporation and has served on the Board of Directors since December 1984. He also is the Secretary and serves on the Board of Directors of Northland Telecommunications Corporation and each of its subsidiaries. He is currently a member in the law firm of Ryan, Swanson & Cleveland P.L.L.C. He is a member of the Washington State Bar Association and American Bar Association and has been practicing law for more than 38 years. Mr. Iverson is the past president and a Trustee of the Pacific Northwest Ballet Association. Mr. Iverson has a Juris Doctor degree from the University of Washington.


     GARY S. JONES is Vice President and Chief Financial Officer for Northland Communications Corporation. Mr. Jones joined Northland in March 1986 as Controller and has been Vice President of Northland Telecommunications Corporation and each of its subsidiaries since October 1986. Mr. Jones is responsible for cash management, financial reporting and banking relations for Northland and is involved in the acquisition and financing of new cable systems. Prior to joining Northland, Mr. Jones was employed by the Certified Public Accounting firm of Laventhol & Horwath from 1980 to 1986. Mr. Jones received his Bachelor of Arts degree in Business Administration with a major in accounting from the University of Washington in 1979.


     RICHARD J. DYSTE has served as Vice President -- Technical Services of Northland Telecommunications Corporation and each of its subsidiaries since April 1987. Mr. Dyste is responsible for planning and advising all Northland cable systems with regard to technical performance as well as system upgrades and rebuilds. He is a past president and current member of the Society of Cable Telecommunications Engineers, Inc. Mr. Dyste joined Northland in 1986 as an engineer and served as Operations Consultant to Northland Communications Corporation from August 1986 until April 1987. From 1977 to 1985, Mr. Dyste owned and operated Bainbridge TV Cable. He is a graduate of Washington Technology Institute.

     H. LEE JOHNSON has served as Divisional Vice President for Northland Communications Corporation's Statesboro, Georgia regional office since March 1994. He is responsible for the management of systems serving subscribers in Alabama, Georgia, Mississippi, North Carolina and South Carolina. Prior to his association with Northland he served as Regional Manager for Warner Communications, managing four cable systems in Georgia from 1968 to 1973. Mr. Johnson has also served as President of Sunbelt Finance Corporation and was employed as a System Manager for Statesboro CATV when Northland purchased the system in 1986. Mr. Johnson has been involved in the cable television industry for over 32 years and is a current member of the Society of Cable Television Engineers. He is a graduate of Swainsboro Technical Institute and has attended numerous training seminars, including courses sponsored by Jerrold Electronics, Scientific Atlanta, The Society of Cable Television Engineers and CATA.

     R. GREGORY FERRER joined Northland Communications Corporation in March 1984 as Assistant Controller and serves as Vice President and Treasurer of Northland Communications Corporation. Mr. Ferrer also serves as Vice President and Assistant Treasurer of Northland Telecommunications Corporation. Mr. Ferrer is responsible for coordinating all of Northland's property tax filings, insurance requirements and system programming contracts as well as interest rate management and other treasury functions. Prior to joining Northland, he was a Certified Public Accountant at Benson & McLaughlin, a local public accounting firm, from 1981 to 1984. Mr. Ferrer received his Bachelor of Arts in Business Administration from Washington State University with majors in marketing in 1978 and accounting and finance in 1981.

     MATTHEW J. CRYAN is Vice President -- Budgets and Planning and has been with Northland Communications Corporation since September 1990. Mr. Cryan is responsible for the development of current and long-term operating budgets for all Northland entities. Additional responsibilities include the development of financial models used in support of acquisition financing, analytical support for system and regional managers, financial performance monitoring and reporting and programming analysis. Prior to joining Northland, Mr. Cryan was employed as an analyst with NKV Corp., a securities litigation support firm located in Redmond, Washington. Mr. Cryan graduated from the University of Montana in 1988 with honors and holds a Bachelor of Arts in Business Administration with a major in finance.

     LAURA N. WILLIAMS is Vice President and Senior Counsel for Northland Communications Corporation and has served in this role since August 2000. Prior to this time, she served as Associate Counsel for each of the Northland entities from August 1995. She is a member of the Washington State Bar Association, American Bar Association and Women in Telecommunications. Ms. Williams received her B.S. in Business Administration with a major in finance and an M.B.A. from California State University, Long Beach, and has a Juris Doctor degree from Seattle University School of Law.

     OFFICERS AND DIRECTORS OF FN EQUITIES JOINT VENTURE

     The following table sets forth information about the executive officers and directors of FN Equities:

                NAME                AGE                      POSITION
                ----                ---                      --------
   Miles Z. Gordon................  52    President and Director
   John S. Simmers................  49    Vice President, Secretary and Director

     MILES Z. GORDON is President of FN Equities and President and Chief Executive Officer of Financial Network Investment Corporation (FNIC), and has held those positions since 1983. From 1979 through April 1983 he was President of University Securities Corporation. In 1978, Mr. Gordon was engaged in the private practice of law, and from 1973 through 1978, he was employed by the Securities and Exchange Commission. He presently serves as Chairman of the Securities Industry Association Independent Contractor Firms Committee. Mr. Gordon was also Chairman and a member of the NASD District Business Conduct Committee and a former member of the NASD Board of Governors. He is past president of the California Syndication Forum and has also served on several committees for the Securities Industry Association.

     JOHN S. SIMMERS is Vice President and Secretary of FN Equities and Executive Vice President and Chief Operating Officer of Financial Network Investment Corporation and has held those positions since 1983. From June 1980 through April 1983, he was Executive Vice President of University Securities Corporation, Vice President of University Capital Corporation, and Vice President of University Asset Management Group. From 1974 through May 1980, he was employed by the National Association of Securities Dealers.

BENEFICIAL OWNERSHIP

     Security ownership of management in NCP-Six as of September 30, 2000 is as follows:

                                                  PERCENT OF               AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            TITLE OF CLASS             BENEFICIAL OWNERSHIP
------------------------------------            --------------             --------------------
Northland Communications Corporation      General Partner's Interest          (See Note A)
  1201 Third Avenue                              (See Note A)
  Suite 3600
  Seattle, WA 98101
FN Equities Joint Venture                 General Partner's Interest          (See Note B)
  2780 Skypark Dr.                               (See Note B)
  Suite 300
  Torrance, CA 90505

-------------------------

Note A: Northland has a 1% interest in NCP-Six, which increases to a 20% interest in NCP-Six when the unaffiliated limited partners have received 100% of their aggregate cash contributions. The natural person who exercises voting and/or investment control over these interests is John
        S. Whetzell.



Note B: FN Equities Joint Venture has no interest in NCP-Six until the unaffiliated limited partners have received 100% of their aggregate cash contributions, at which time FN Equities Joint Venture will have a 5% interest in NCP-Six. The natural person who exercises voting and/or investment control over these interests is John S. Simmers.


CHANGES IN CONTROL

     Northland has pledged its ownership interest as managing general partner of NCP-Six to NCP-Six's lender as collateral pursuant to the terms of the term loan agreement between NCP-Six and its lender.

     The principal business of Northland historically has been locating cable television systems, negotiating for their acquisition, forming limited partnerships to own the systems, arranging for the sale of limited partnership interests to investors, managing NCP-Six, and liquidating partnership assets upon dissolution. Northland is a wholly-owned subsidiary of Northland Telecommunications Corporation, a Washington corporation. The address of the principal executive offices of each of Northland and Northland Telecommunications Corporation is 1201 Third Avenue, Suite 3600, Seattle, Washington 98101.

                              FINANCIAL STATEMENTS


     Included with this proxy statement, starting on the following page, are NCP-Six's audited financial statements for fiscal years ending as of December 31, 2000, 1999 and 1998. Financial statements for prior years and periods have previously been distributed to the unaffiliated limited partners on an ongoing basis. In addition, following the partnership's audited financial statements is selected quarterly financial data, as well as pro-forma financial reports prepared as of December 31, 2000 by the Managing General Partner based on the anticipated effects of the Adelphia Transaction.



     If you desire any additional information regarding financial statements, please contact the Managing General Partner.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                          AUDITED FINANCIAL STATEMENTS

         FOR THE FISCAL YEARS ENDING AS OF DECEMBER 31, 2000, AND 1999

                         TOGETHER WITH AUDITORS' REPORT


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of


Northland Cable Properties Six Limited Partnership:



     We have audited the accompanying balance sheets of Northland Cable Properties Six Limited Partnership (a Washington limited partnership) as of December 31, 2000 and 1999, and the related statements of operations, changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northland Cable Properties Six Limited Partnership as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.



Seattle, Washington


January 26, 2001

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                                 BALANCE SHEETS


                           DECEMBER 31, 2000 AND 1999



                                                                  2000            1999
                                                              ------------    ------------
ASSETS
Cash........................................................  $  1,281,380    $    556,962
Accounts receivable, including $14,109 and $24,885 due from
  affiliates in 2000 and 1999, respectively.................       739,232         806,712
Prepaid expenses and other assets...........................        85,506          78,012
Investment in cable television properties:
  Property and equipment....................................    30,285,589      28,912,812
  Less -- Accumulated depreciation..........................   (16,325,363)    (14,639,656)
                                                              ------------    ------------
                                                                13,960,226      14,273,156
Franchise agreements (net of accumulated amortization of
  $15,438,907 and $13,309,803 in 2000 and 1999,
  respectively).............................................    11,788,486      13,917,591
Acquisition costs (net of accumulated amortization of
  $154,766 and $107,709 in 2000 and 1999, respectively).....        82,806         129,862
Loan fees and other intangibles (net of accumulated
  amortization of $1,067,714 and $911,862 in 2000 and 1999,
  respectively).............................................       591,176         841,238
                                                              ------------    ------------
       Total investment in cable television properties......    26,422,694      29,161,847
                                                              ------------    ------------
       Total assets.........................................  $ 28,528,812    $ 30,603,533
                                                              ============    ============
LIABILITIES AND PARTNERS' DEFICIT
Liabilities:
  Accounts payable..........................................  $    188,372    $    607,156
  Other current liabilities.................................     1,109,212         719,404
  Due to general partner and affiliates.....................        35,458          46,388
  Deposits..................................................        29,590          35,422
  Subscriber prepayments....................................       460,038         412,628
  Note payable..............................................    28,215,281      28,965,281
                                                              ------------    ------------
       Total liabilities....................................    30,037,951      30,786,279
                                                              ------------    ------------
Commitments and Contingencies (Note 8)
Partners' Deficit:
  General partners --
     Contributed capital, net...............................       (37,565)        (37,565)
     Accumulated deficit....................................      (104,541)        (91,277)
                                                              ------------    ------------
                                                                  (142,106)       (128,842)
                                                              ------------    ------------
  Limited partners --
     Contributed capital, net -- 29,784 units in 2000 and
       1999.................................................     8,982,444       8,982,444
     Accumulated deficit....................................   (10,349,477)     (9,036,348)
                                                              ------------    ------------
                                                                (1,367,033)        (53,904)
                                                              ------------    ------------
       Total liabilities and partners' deficit..............  $ 28,528,812    $ 30,603,533
                                                              ============    ============



      The accompanying notes are an integral part of these balance sheets.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                            STATEMENTS OF OPERATIONS


              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                         2000           1999           1998
                                                      -----------    -----------    -----------
REVENUE.............................................  $15,221,887    $15,005,218    $14,746,766
                                                      -----------    -----------    -----------
Expenses:
  Operating (including $270,067, $286,365 and
     $285,212, net, paid to affiliates in 2000, 1999
     and 1998, respectively)........................    1,161,419      1,320,255      1,262,672
  General and administrative (including $1,505,136,
     $1,575,500 and $1,632,936, net, paid to
     affiliates in 2000, 1999 and 1998,
     respectively)..................................    4,035,555      4,064,866      3,790,975
  Programming (including $95,703, $233,163 and
     $241,521, net, paid to affiliates in 2000, 1999
     and 1998, respectively)........................    3,968,492      3,915,701      3,784,358
  Depreciation and Amortization Expense.............    4,468,532      4,392,073      4,287,623
                                                      -----------    -----------    -----------
     Operating income...............................    1,587,889      1,312,323      1,621,138
Other Income (Expense):
  Interest income...................................       45,351         26,668         17,932
  Interest expense..................................   (2,495,892)    (2,379,744)    (2,566,743)
  (Loss) gain on disposal of assets.................     (266,933)     1,330,533       (229,940)
  Amortization of loan fees and other...............     (196,808)      (190,924)      (211,988)
                                                      -----------    -----------    -----------
     Net (loss) income..............................  $(1,326,393)   $    98,856    $(1,369,601)
                                                      ===========    ===========    ===========
Allocation of Net (Loss) Income:
  General partners..................................  $   (13,264)   $       989    $   (13,696)
                                                      ===========    ===========    ===========
  Limited partners..................................  $(1,313,129)   $    97,867    $(1,355,905)
                                                      ===========    ===========    ===========
Net (Loss) Income Per Limited Partnership Unit......  $       (44)   $         3    $       (46)
                                                      ===========    ===========    ===========



        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT


              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                        GENERAL       LIMITED
                                                       PARTNERS      PARTNERS         TOTAL
                                                       ---------    -----------    -----------
BALANCE, December 31, 1997...........................  $(116,135)   $ 1,212,134    $ 1,095,999
  Repurchase of limited partnership units............         --         (4,000)        (4,000)
  Net loss...........................................    (13,696)    (1,355,905)    (1,369,601)
                                                       ---------    -----------    -----------
BALANCE, December 31, 1998...........................   (129,831)      (147,771)      (277,602)
  Repurchase of limited partnership units............         --         (4,000)        (4,000)
  Net income.........................................        989         97,867         98,856
                                                       ---------    -----------    -----------
BALANCE, December 31, 1999...........................   (128,842)       (53,904)      (182,746)
  Net loss...........................................    (13,264)    (1,313,129)    (1,326,393)
                                                       ---------    -----------    -----------
BALANCE, December 31, 2000...........................  $(142,106)   $(1,367,033)   $(1,509,139)
                                                       =========    ===========    ===========



        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                            STATEMENTS OF CASH FLOWS


              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                        2000           1999            1998
                                                     -----------    -----------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income................................  $(1,326,393)   $    98,856    $ (1,369,601)
  Adjustments to reconcile net (loss) income to net
     cash provided by operating activities:
     Depreciation and amortization expense.........    4,468,532      4,392,073       4,287,623
     Amortization of loan costs....................      196,808        190,923         182,859
     Loss (gain) on disposal of assets.............      266,933     (1,330,533)        229,940
  Changes in certain assets and liabilities
     Accounts receivable...........................     (122,520)       131,092        (278,190)
     Prepaid expenses and other assets.............       (7,494)      (120,998)        153,371
     Accounts payable and other current
       liabilities.................................      (28,976)       144,817         224,658
     Due to general partner and affiliates.........      (10,930)      (121,243)        (12,090)
     Deposits......................................       (5,832)       (21,635)        (35,036)
     Subscriber prepayments........................       47,410        (82,549)         85,225
                                                     -----------    -----------    ------------
          Net cash provided by operating
            activities.............................    3,477,538      3,280,803       3,468,759
                                                     -----------    -----------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment...............   (2,054,270)    (2,659,141)     (2,820,143)
  Acquisition of cable system......................           --             --     (20,500,000)
  Proceeds from disposal of assets.................      202,700      1,726,026             500
  Purchase of intangibles..........................     (151,550)       (59,887)        (77,199)
                                                     -----------    -----------    ------------
          Net cash used in investing activities....   (2,003,120)      (993,002)    (23,396,842)
                                                     -----------    -----------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable......................           --             --      20,473,427
  Principal payments on notes payable..............     (750,000)    (2,407,567)             --
  Repurchase of limited partnership units..........           --         (4,000)         (4,000)
  Loan fees and other costs........................           --        (26,179)         (7,471)
                                                     -----------    -----------    ------------
          Net cash (used in) provided by financing
            activities.............................     (750,000)    (2,437,746)     20,461,956
                                                     -----------    -----------    ------------
Increase (Decrease) in Cash........................      724,418       (149,945)        533,873
Cash, beginning of year............................      556,962        706,907         173,034
                                                     -----------    -----------    ------------
Cash, end of year..................................  $ 1,281,380    $   556,962    $    706,907
                                                     ===========    ===========    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for interest...........  $ 2,489,075    $ 2,373,440    $  2,562,492
                                                     ===========    ===========    ============



        The accompanying notes are an integral part of these statements.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP



                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2000



1. ORGANIZATION AND PARTNERS' INTERESTS:



Formation and Business



     Northland Cable Properties Six Limited Partnership (the Partnership), a Washington limited partnership, was formed on January 22, 1986. The Partnership was formed to acquire, develop and operate cable television systems. The Partnership began operations on November 3, 1986 by acquiring a cable television system in Mississippi. Subsequently, additional cable television systems were acquired in Mississippi, North Carolina and South Carolina. The Partnership has 35 nonexclusive franchises to operate cable systems for periods, which will expire at various dates through 2017.



     Northland Communications Corporation is the Managing General Partner (the General Partner or Northland) of the Partnership. Certain affiliates of the Partnership also own and operate other cable television systems. In addition, the General Partner manages cable television systems for other limited partnerships for which it is General Partner.



     FN Equities Joint Venture, a California joint venture, is the Administrative General Partner of the Partnership.



Contributed Capital, Commissions and Offering Costs



     The capitalization of the Partnership is set forth in the accompanying statements of changes in partners' deficit. No limited partner is obligated to make any additional contribution.



     The general partners purchased their 1% interest in the Partnership by contributing $1,000 to Partnership capital.



     Pursuant to the Partnership Agreement, brokerage fees paid to an affiliate of the Administrative General Partner and other offering costs paid to the General Partner were recorded as a reduction of limited partners' capital. The Administrative General Partner received a fee for providing certain administrative services to the Partnership.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:



Property and Equipment



     Property and equipment are stated at cost. Replacements, renewals and improvements are capitalized. Maintenance and repairs are charged to expense as incurred.



     Depreciation of property and equipment is provided using the straight-line method over the following estimated service lives:



    Buildings...................................................      20 years
    Distribution plant..........................................      10 years
    Other equipment and leasehold improvements..................  5 - 20 years



     The Partnership periodically reviews the carrying value of its long-lived assets, including property, equipment and intangible assets, whenever events or changes in circumstances indicate that the carrying value may not be recoverable.



Allocation of Cost of Purchased Cable Television Systems



     The Partnership allocated the total contract purchase price of cable television systems acquired as follows: first, to the estimated fair value of net tangible assets acquired; then, to the franchise and other determinable intangible costs; then any excess is allocated to goodwill.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000



Intangible Assets



     Costs assigned to franchise agreements, loan fees, acquisition costs and other intangibles are being amortized using the straight-line method over the following estimated useful lives:



   Franchise agreements........................................  10 - 20 years
   Acquisition costs...........................................        5 years
   Loan fees and other intangibles.............................   1 - 10 years



Revenue Recognition



     Cable television service revenue, including service maintenance, is recognized in the month service is provided to customers. Installation revenue is recognized to the extent of direct selling costs when the installation is complete. Advance payments on cable services to be rendered are recorded as subscriber prepayments. Revenues resulting from the sale of local spot advertising are recognized when the related advertisements or commercials appear before the public. Local spot advertising revenues earned were $581,280, $507,932 and $456,007, respectively, in 2000, 1999 and 1998.



Derivatives



     The Partnership has only limited involvement with derivative financial instruments and does not use them for trading purposes. They are used to manage well-defined interest rate risks. The Partnership periodically enters into interest rate swap agreements with major banks or financial institutions (typically its bank) in which the Partnership pays a fixed rate and receives a floating rate with the interest payments being calculated on a notional amount. Gains or losses associated with changes in fair values of these swaps and the underlying notional principal amounts are deferred and recognized against interest expense over the terms of the agreement in the Partnership's statement of operations.



Recently Issued Accounting Pronouncements



     Statement of Financial Accounting Standards (SFAS) No. 133 -- In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and in June 2000 issued SFAS 138, "Accounting for Certain Derivative Instruments and Hedging Activities," an amendment of SFAS 133. The statement establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative's gains and losses to offset related results on the hedged item in the statement of operations, and requires that a company must formally document, designate, and assess the effectiveness of transactions that are subject to hedge accounting.



     Pursuant to SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB No. 133 -- an Amendment to FASB Statement No. 133" the effective date of SFAS No. 133 has been deferred until fiscal years beginning after January 15, 2000. SFAS No. 133 cannot be applied retroactively. SFAS No. 133 must be applied to (a) derivative instruments and (b) certain derivative instruments embedded in hybrid contracts that were issued, acquired, or substantively modified after December 31, 1998 (and, at the company's election, before January 1, 1999).



     The Partnership had no outstanding interest rate swaps or other derivative financial instruments at December 31, 2000.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000



Estimates Used in Financial Statement Presentation



     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3. TRANSACTIONS WITH GENERAL PARTNER AND AFFILIATES:



Management Fees



     The General Partner receives a fee for managing the Partnership equal to 6% of the gross revenues of the Partnership, excluding revenues from the sale of cable television systems or franchises. The amount of management fees charged by the General Partner was $913,313, $900,313 and $884,806 in 2000, 1999 and 1998,
respectively.



Income Allocation



     All items of income, loss, deduction and credit are allocated 99% to the limited partners and 1% to the general partners until the limited partners have received aggregate cash distributions in an amount equal to aggregate capital contributions. Thereafter, the general partners receive 25% and the limited partners are allocated 75% of partnership income and losses. Prior to the general partners receiving a distribution in any year, the limited partners must receive distributions equal to at least 50% of their allocable share of net income for such year, based on projections by the Managing General Partner of the net income of the Partnership for the year. If cash distributions to the general partners are deferred because of this 50% limitation, those deferred cash distributions will be paid to the general partners in subsequent years or upon liquidation of the Partnership. Any distributions other than from cash flow, such as from the sale or refinancing of a system or upon dissolution of the Partnership, will be determined according to contractual stipulations in the Partnership Agreement.



     The limited partners' total initial contributions to capital were $15,000,000 ($500 per partnership unit). As of December 31, 2000, $3,817,997
($127.50 per partnership unit) has been distributed to the limited partners, and the Partnership has repurchased $100,475 of limited partnership units (173 units at $500 per unit and 43 units at $325 per unit).



Reimbursements



     The General Partner provides or causes to be provided certain centralized services to the Partnership and other affiliated entities. The General Partner is entitled to reimbursement from the Partnership for various expenses incurred by it or its affiliates on behalf of the Partnership allocable to its management of the Partnership, including travel expenses, pole and site rental, lease payments, legal expenses, billing expenses, insurance, governmental fees and licenses, headquarters' supplies and expenses, pay television expenses, equipment and vehicle charges, operating salaries and expenses, administrative salaries and expenses, postage and office maintenance.



     The amounts billed to the Partnership are based on costs incurred by affiliates in rendering the services. The costs of certain services are charged directly to the Partnership, based upon the personnel time spent by the employees rendering the service. The cost of other services is allocated to the Partnership and affiliates based upon relative size and revenue. Management believes that the methods used to allocate services to the Partnership are reasonable. Amounts charged for these services were $769,480, $719,456 and $663,191 for 2000, 1999 and 1998, respectively.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000



     In 2000, 1999 and 1998, the Partnership paid installation charges and maintenance fees for billing system support provided by an affiliate, amounting to $75,798, $73,965 and $79,590, respectively.



     The Partnership has entered into operating management agreements with affiliates managed by the General Partner. Under the terms of these agreements, the Partnership or an affiliate serves as the executive managing agent for certain cable television systems and is reimbursed for certain operating and administrative expenses. The Partnership paid $25,788, $160,722 and $290,147, net, under the terms of these agreements during 2000, 1999 and 1998, respectively.



     The Partnership pays monthly program license fees to Northland Cable News, Inc. (NCN), an affiliate of the General Partner, for the rights to distribute programming developed and produced by NCN. Total license fees paid to NCN during 2000, 1999 and 1998 were $0, $178,797 and $165,147, respectively.



     Cable Ad Concepts, Inc. (CAC), an affiliate of the General Partner, was formed in 1993 and began operations in 1994. CAC was organized to assist in the development of local advertising markets and management and training of local sales staff. CAC billed the Partnership $85,895, $69,752 and $57,611 in 2000, 1999 and 1998, respectively, for these services.



Due to General Partner and Affiliates



                                                              DECEMBER 31,
                                                           ------------------
                                                            2000       1999
                                                           -------    -------
Reimbursable operating costs and other...................   25,534     12,417
Other amounts due to affiliates, net.....................    9,924     33,971
                                                           -------    -------
                                                           $35,458    $46,388
                                                           =======    =======



4. PROPERTY AND EQUIPMENT:



                                                           DECEMBER 31,
                                                    --------------------------
                                                       2000           1999
                                                    -----------    -----------
Land and buildings................................  $   880,611    $   858,198
Distribution plant................................   27,278,014     26,230,081
Other equipment...................................    1,775,523      1,738,465
Leasehold improvements............................       43,020         40,550
Construction in progress..........................      308,421         45,518
                                                    -----------    -----------
                                                    $30,285,589    $28,912,812
                                                    ===========    ===========



5. OTHER CURRENT LIABILITIES:



                                                            DECEMBER 31,
                                                       ----------------------
                                                          2000         1999
                                                       ----------    --------
Programmer license fees..............................  $  317,339    $ 52,159
Accrued property taxes...............................     263,174     133,728
Accrued franchise fees...............................     261,775     253,003
Other................................................     266,924     280,514
                                                       ----------    --------
                                                       $1,109,212    $719,404
                                                       ==========    ========

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000



6. NOTE PAYABLE:



     The Partnership's note payable consisted of a revolving credit and term loan agreement, collateralized by a first lien position on all present and future assets of the Partnership. The note's fair value is approximate to its book value. Interest rates vary based on certain financial covenants; currently 8.50%. The maturity of the note has been extended to June 30, 2001 at which time it is due in full.



     Under the terms of the revolving credit and term loan agreement, the Partnership has agreed to restrictive covenants which require the maintenance of certain ratios, including an Annual Operating Cash Flow to Interest Expense Ratio greater than 2.25 to 1, and a Senior Debt to Annualized Operating Cash Flow Ratio of no more than 5.25 to 1, amongst others. The General Partner submits quarterly debt compliance reports to the Partnership's creditor under this agreement. As of December 31, 2000, the Partnership was in compliance with the terms of the loan agreement.



7. INCOME TAXES:



     Income taxes payable have not been recorded in the accompanying financial statements because they are obligations of the partners. The federal and state income tax returns of the Partnership are prepared and filed by the General Partner.



     The tax returns, the qualification of the Partnership as such for tax purposes, and the amount of distributable partnership income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's qualification or in changes with respect to the income or loss, the tax liability of the partners would likely be changed accordingly.



     There was no taxable income to the limited partners in any of the three years in the periods ended December 31, 2000. Generally, subject to the allocation procedures discussed in the following paragraph, taxable income to the limited partners is different from that reported in the statements of operations principally due to differences in depreciation and amortization expense allowed for tax purposes and the amount recognizable under generally accepted accounting principles. Traditionally, there are no other significant differences between taxable income and net income reported in the statements of operations.



     The Partnership agreement provides that tax losses may not be allocated to the Limited Partners if such loss allocation would create a deficit in the Limited Partners' Capital Account. Such excess losses are reallocated to the General Partner ("Reallocated Limited Partner Losses"). In general, in subsequent years, 100% of the Partnership's net income is allocated to the General Partner until the General Partner has been allocated net income in amounts equal to the Reallocated Limited Partner Losses.



     In general, under current federal income tax laws, a partner's allocated share of tax losses from a partnership is allowed as a deduction on their individual income tax return only to the extent of the partner's adjusted basis in their partnership interest at the end of the tax year. Any excess losses over adjusted basis may be carried forward to future tax years and are allowed as a deduction to the extent the partner has an increase in his adjusted basis in the Partnership through either an allocation of partnership income or additional capital contributions to the Partnership.



     In addition, the current tax law does not allow a taxpayer to use losses from a business activity in which they do not materially participate (a "passive activity," e.g., a limited partner in a limited partnership) to offset other income such as salary, active business income, dividends, interest, royalties and capital gains. However, such losses can be used to offset income from other passive activities. In addition, disallowed losses can be carried forward indefinitely to offset future income from passive activities. Disallowed losses can be used in full when the taxpayer recognizes gain or loss upon the disposition of their entire interest in the passive activity.

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000



8. COMMITMENTS AND CONTINGENCIES:



Lease Arrangements



     The Partnership leases certain tower sites, office facilities and pole attachments under leases accounted for as operating leases. Rental expense included in operations amounted to $231,248, $214,581 and $209,627 in 2000, 1999 and 1998, respectively. Minimum lease payments through the end of the lease terms are as follows:



2001.......................................................  $12,431
2002.......................................................    3,133
2003.......................................................    1,083
2004.......................................................      283
2005.......................................................      283
Thereafter.................................................    1,671
                                                             -------
                                                             $18,884
                                                             =======



Effects of Regulation



     On February 8, 1996, the Telecommunications Act of 1996 (the 1996 Act) was enacted. This act dramatically changed federal telecommunications laws and the future competitiveness of the industry. Many of the changes called for by the 1996 Act will not take effect until the Federal Communications Commission (FCC) issues new regulations which, in some cases, may not be completed for a few years. Because of this, the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time. A summary of the provisions affecting the cable television industry, more specifically those affecting the Partnership's operations, follows.



     Cable Programming Service Tier Regulation. FCC regulation of rates for cable programming service tiers has been eliminated for small cable systems owned by small companies. Small cable systems are those having 50,000 or fewer subscribers which are owned by companies with fewer than 1% of national cable subscribers (approximately 600,000) and having no more than $250 million in annual revenue. The Partnership qualifies as a small cable company and all of the Partnership's cable systems qualify as small cable systems. Basic tier rates remain subject to regulations by the local franchising authority under most circumstances until effective competition exists. The 1996 Act expands the definition of effective competition to include the offering of video programming services directly to subscribers in a franchised area served by a local telephone exchange carrier, its affiliates or any multichannel video programming distributor which uses the facilities of the local exchange carrier. The FCC has not yet determined the penetration criteria that will trigger the presence of effective competition under these circumstances.



     Telephone Companies. The 1996 Act allows telephone companies to offer video programming services directly to customers in their service areas immediately upon enactment. They may provide video programming as a cable operator fully subject to any provision of the 1996 Act, or a radio-based multichannel programming distributor not subject to any provisions of the 1996 Act, or through nonfranchised "open video systems" offering nondiscriminatory capacity to unaffiliated programmers, subject to select provisions of the 1996 Act. Although management's opinion is that the probability of competition from telephone companies in rural areas is unlikely in the near future, there are no assurances that such competition will not materialize.



     The 1996 Act encompasses many other aspects of providing cable television service including prices for equipment, discounting rates to multiple dwelling units, lifting of anti-trafficking restrictions, cable-

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000



telephone cross ownership provisions, pole attachment rate formulas, rate uniformity, program access, scrambling and censoring of Public, Educational and Governmental and leased access channels.



Self-Insurance



     The Partnership began self-insuring for aerial and underground plant in 1996. Beginning in 1997, the Partnership began making quarterly contributions into an insurance fund maintained by an affiliate which covers all Northland entities and defrays a portion of any loss should the Partnership be faced with a significant uninsured loss. To the extent the Partnership's losses exceed the fund's balance, the Partnership absorbs any such loss. If the Partnership were to sustain a material uninsured loss, such reserves could be insufficient to fully fund such a loss. The capital cost of replacing such equipment and physical plant, could have a material adverse effect on the Partnership, its financial condition, prospects and debt service ability.



     Amounts paid to the affiliate, which maintains the fund for the Partnership and its affiliates, are expensed as incurred and are included in the statements of operations. To the extent a loss has been incurred related to risks that are self-insured, the Partnership records an expense and an associated liability for the amount of the loss, net of any amounts to be drawn from the fund. For 2000, 1999 and 1998, respectively, the Partnership was charged $19,456, $20,197 and $20,878 by the fund. As of December 31, 2000, the fund had a balance of $509,135.



9. ACQUISITION OF SYSTEMS AND DISPOSITION OF ASSETS:



     On January 2, 1998, the Partnership purchased cable television systems located in and around the communities of Allendale, Bamberg, Barnwell and Bennettsville, all in the state of South Carolina. The purchase price of these systems was $20,500,000. The systems are operated from four headends and serve 11,200 subscribers.



     The Partnership borrowed an additional $20,473,427 under an amended and restated revolving credit and term loan agreement with its lender to finance the acquisition of the South Carolina cable systems.



     On April 30, 1999, the Partnership sold cable television systems serving approximately 1,400 subscribers in and around the communities of Sandersville, Heidelberg and Laurel, Mississippi. The system was sold at a sales price of $1,900,000 of which the Partnership received $1,710,000. The remaining balance of $190,000 was held in escrow for one year from the date of sale. The Partnership used net proceeds of $1,540,000 to pay down the existing bank debt.



     Pro Forma operating results of the Partnership for 1999 and 1998, assuming the disposition described above had been completed as of the beginning of 1998 follows:



                                                        FOR THE YEAR ENDED
                                                           DECEMBER 31,
                                                    --------------------------
                                                       1999           1998
                                                    -----------    -----------
                                                    (UNAUDITED)    (UNAUDITED)
Revenue...........................................  $14,183,800    $14,183,431
                                                    ===========    ===========
Net loss..........................................  $(1,482,272)   $(1,271,034)
                                                    ===========    ===========
Net loss per limited partnership unit.............  $       (50)   $       (43)
                                                    ===========    ===========

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                               DECEMBER 31, 2000


10. SUBSEQUENT EVENT:



     The Partnership has filed a Preliminary Proxy Statement (Proxy) with the Securities and Exchange Commission (SEC) which solicits votes for two separate proposals. Upon clearance from the SEC, the Proxy will be delivered to the limited partners for their vote. A vote of more than 50% of the outstanding limited partnership units is required to approve each proposal. The first proposal is to extend the term of the Partnership for six years until December 31, 2007. The second proposal will provide authority to sell all of its existing assets, excluding the Bennettsville system, which is being sold to a third-party in a separate transaction, to the Managing General Partner, or its affiliates, for an aggregate price of $62,250,000. The Partnership's current revolving credit and turn loan facility matures on June 30, 2001. Should the Partnership continue its operations beyond this date, an amendment to the existing loan agreement would be required to extend the loan maturity and revise certain financial covenants. In the event the sale is not approved, management believes it will be able to renegotiate the terms of the note payable, at a cost and on terms that would not adversely affect the Partnership's ability to continue operating as a going concern, as long as the limited partners have approved the extension of the partnership term. It is management's opinion that the likelihood that both of these proposals would not be approved by a majority of the limited partners is remote.



     Once the sale proposal is approved, the financial statement disclosure thereafter will be on the liquidation basis.

                            PRO FORMA FINANCIAL DATA



     The following unaudited pro forma balance sheet as of December 31, 2000 reflects the historical accounts of the Partnership as of that date adjusted to give pro forma effect to the Bennettsville System sale as if the transaction had occurred as of December 31, 2000.



               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


                            PRO FORMA BALANCE SHEET


                            AS OF DECEMBER 31, 2000


                                  (UNAUDITED)



                                                                                      COMPANY
                                                                                     PRO FORMA
                                                                    DISPOSITION       FOR THE
                                                       COMPANY      ADJUSTMENTS     DISPOSITION
                                                     -----------    -----------     -----------
Cash...............................................    1,281,380         29,909(f)    1,311,289
Accounts receivable................................      739,232        (53,161)(f)     686,071
Prepaids and other.................................       85,506             --          85,506
Property and equipment, net........................   13,960,226     (1,927,900)(a)  12,032,326
Franchise agreements, net..........................   11,788,486     (4,532,713)(a)   7,255,773
Acquisition costs, net.............................       82,806        (34,295)(a)      48,511
Loan fees and other intangibles, net...............      591,176        (84,965)(a)     506,211
                                                     -----------    -----------     -----------
          Total investment in cable television
            properties.............................   26,422,694     (6,579,873)(a)  19,842,821
Cash held in escrow................................                   1,000,000(b)    1,000,000
          Total assets.............................   28,528,812     (5,603,125)     22,925,687
Accounts payable and other current liabilities.....    1,297,584        232,809(d)    1,530,393
Due to affiliates..................................       35,458             --          35,458
Deposits...........................................       29,590        (11,650)(f)      17,940
Subscriber prepayments.............................      460,038        (11,602)(f)     448,436
Note payable.......................................   28,215,281     (7,388,000)(c)  20,827,281
                                                     -----------    -----------     -----------
          Total liabilities........................   30,037,951     (7,178,443)     22,859,508
General partners --
  Contributed capital, net.........................      (37,565)            --         (37,565)
  Accumulated deficit..............................     (104,541)      15,753(e)        (88,788)
                                                     -----------    -----------     -----------
                                                        (142,106)        15,753        (126,353)
Limited partners --
  Contributed capital, net.........................    8,982,444             --       8,982,444
  Accumulated deficit..............................  (10,349,477)    (1,559,565)(e)  (8,789,912)
                                                     -----------    -----------     -----------
                                                      (1,367,033)     1,559,565         192.532
          Total liabilities and partners'
            deficit................................   28,528,812     (5,603,125)     22,925,687


-------------------------

(a)Reflects asset that will be sold and includes liabilities that will be assumed by the buyer in connection with the proposed sale of Bennettsville to Adelphia.



(b)Reflects portion of purchase price to be held in escrow to secure contingent liabilities and indemnification obligations arising out of the proposed transaction for a period of one year from the closing of the proposed sale.



(c)Reflects sales proceeds received upon closing from the proposed transaction used to pay down outstanding debt balances, as required by debt facility.



(d)Reflects transaction costs associated with the proposed sale.

(e)Estimated book loss resulting from the proposed sale calculated as follows:



    Gross Proceeds..............................................  $  8,388,000
    Net book value of assets sold...............................    (6,579,873)
    Transaction costs...........................................      (232,809)
                                                                  ------------
    Book gain...................................................  $  1,575,318



(f)Reflects settlement of net working capital balances.

     The following unaudited pro forma statement of operations for the year ended December 31, 2000, reflects the historical accounts of the Partnership for that period, adjusted to give pro forma effect to the Bennettsville System sale as if the transaction had occurred at the beginning of the period.



               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


                       PRO FORMA STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                  (UNAUDITED)



                                                                                          COMPANY
                                                                                         PRO FORMA
                                                                        DISPOSITION       FOR THE
                                                           COMPANY     ADJUSTMENTS(F)   DISPOSITION
                                                         -----------   --------------   -----------
    Revenue............................................  $15,221,887    $(2,086,264)    $13,135,623
    Operating Expenses:
      Operating........................................    1,161,419       (162,009)        999,410
      General and administrative.......................    4,035,555       (640,170)      3,395,385
      Programming......................................    3,968,492       (585,971)      3,382,521
      Depreciation and amortization....................    4,468,532     (1,724,753)      2,743,779
                                                         -----------    -----------     -----------
              Total operating expenses.................   13,633,998     (3,112,903)     10,521,095
    Income (loss) from operations......................    1,587,889      1,026,639       2,614,528
      Interest Income..................................       45,351                         45,351
      Interest expense.................................   (2,495,892)       644,962      (1,850,930)
      Gain (loss) on disposal of assets................     (266,933)                      (266,933)
      Other expense....................................     (196,808)                      (196,808)
    Net loss...........................................  $(1,326,393)   $ 1,671,601     $   345,208
                                                         ===========    ===========     ===========



(f)Elimination of revenue, operating, general and administrative, programming, depreciation/amortization and interest expense related to the proposed sale of Bennettsville.

                                                                       EXHIBIT A

                                   PROXY CARD

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of limited partners of NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP ("NCP-Six") and accompanying Proxy Statement, each dated April 15, 2001 ("Proxy Materials"). The undersigned appoints John S. Whetzell and Richard
I. Clark, or either of them, as proxies, each with full power to appoint his substitute. The undersigned represents that he or she holds of record as of December 31, 2000 the number of units of limited partnership interest in NCP-Six set forth below and authorizes the proxies to represent and to vote, as designated below, all of such interest at the special meeting of limited partners to be held on May 31, 2001 and at any postponements or adjournments thereof. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE MANAGING GENERAL PARTNER OF NCP-SIX.



     The undersigned directs the proxies to vote on the following proposals as follows:


                            PROPOSED AMENDMENT NO. 1


     To authorize the extension of the term of NCP-Six for an additional six years so that its current expiration date of December 31, 2001 is changed to a future expiration date of December 31, 2007 as described in the Proxy Materials in order to protect against the possibility of foreclosure upon the current June 30, 2001 maturity date of NCP-Six's senior debt.


               APPROVE  [ ]     DISAPPROVE  [ ]     ABSTAIN  [ ]

                            PROPOSED AMENDMENT NO. 2

     To authorize NCP-Six and its general partners to consummate the Proposed Transaction as described in the Proxy Materials and to take any and all steps necessary to complete such transaction.

               APPROVE  [ ]     DISAPPROVE  [ ]     ABSTAIN  [ ]

     This proxy will be voted as directed by the undersigned. The above-referenced proposals are independent of one another. Therefore, a vote for or against one of the two proposals does not dictate how a limited partner must vote for the other proposal. Notwithstanding, limited partners may not vote for or against individual elements of either proposal, but must vote either for or against the proposed amendment in its entirety. IF THIS PROXY IS EXECUTED AND RETURNED AND NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED TO APPROVE BOTH OF THE ABOVE-REFERENCED PROPOSALS. SIMILARLY, IF THIS PROXY IS EXECUTED AND RETURNED AND DIRECTION IS INDICATED AS TO ONLY ONE OF THE TWO PROPOSALS, THIS PROXY WILL BE VOTED TO APPROVE THE PROPOSAL FOR WHICH NO DIRECTION IS INDICATED.


     When limited partner interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign in full corporate name by its president or other authorized officer, and a partnership should sign in full partnership name by its authorized representative.


     Dated:            , 2001

     Number of Limited Partnership $500 Units Held:
                                                    ------------


                                         X
                                          --------------------------------------

                                          --------------------------------------
                                                       (SIGNATURE)

                                         X
                                          --------------------------------------

                                          --------------------------------------
                                               (SIGNATURE, IF HELD JOINTLY)

                PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

     THIS AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") is made and entered into by and between NORTHLAND COMMUNICATIONS CORPORATION ("Northland"), a Washington corporation, FN EQUITIES JOINT VENTURE ("FNEJV"), a California joint venture (Northland and FNEJV collectively referred to herein as the "General Partners"), RICHARD I. CLARK (the "Original Limited Partner"), and remaining parties who now or hereafter from time to time are accepted by the Managing General Partner as Limited Partners (the "Limited Partners") of NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP (the "Partnership"). Northland shall be the managing general partner ("Managing General Partner") and FNEJV shall be the administrative general partner ("Administrative General Partner") of the Partnership. This Agreement amends and restates the Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership filed with the office of the Secretary of State of the State of Washington on January 22, 1986, as amended as of the date hereof.

     The Partnership is formed pursuant to the Washington Uniform Limited Partnership Act.

     1. Formation of Limited Partnership. The parties do hereby agree to operate as a limited partnership pursuant to the Washington Uniform Limited Partnership Act on the terms and conditions set forth in this Agreement. The General Partners will cause this Agreement to be duly recorded forthwith in the office of the Secretary of the State of Washington, in accordance with the provisions of the Washington Uniform Limited Partnership Act, and will qualify the Partnership as a limited partnership in other jurisdictions, as required, where the Partnership shall do business. The General Partners shall not be required to deliver or -- mail a copy of the "filed" Agreement to the Limited Partners.

     2. Name. The name under which the Partnership business shall be con-ducted is NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP. The General Partners will cause, wherever necessary or appropriate, the execution of a fictitious business name statement and cause such statement to be published and filed where appropriate.

     3. Office and Principal Place of Business. The office and principal place of business for the Partnership shall be 3500 One Union Square Building, Seattle, Washington 98101, or at such other place or places as the Managing General Partner may from time to time determine. The Managing General Partner may establish and maintain such other offices and places of business of the Partnership, either in the state of Washington or elsewhere, as the Managing General Partner may from time to time determine.

     4. Agent for Service. The agent of the Partnership for service of process in the state of Washington shall be Northland Communications Corporation, a Washington corporation having its principal place of business at 3500 One Union Square Building, Seattle, Washington 98101. The agent of the Partnership for service of process in any other state requiring an agent shall be as designated by the Managing General Partner.

     5. Purpose and Nature of Business. The purpose and primary business of the Partnership is (a) to acquire, develop and operate cable television systems in the United States, (b) to provide any or all services and products related to that business, (c) to own, lease or otherwise acquire, encumber and dispose of any or all assets and services related to such business, and (d) to do any other act necessary or convenient in connection therewith.

     6. Definitions. The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article 6.

     "Administrative General Partner" means FN Equities Joint Venture, or its successors as designated in accordance with the terms of this Agreement.

     "Affiliate" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such other person; (b) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling such other person; (d) any officer, director or partner of such other person; and (e) if such other person is an officer, director or partner, any company for which such person acts in any such capacity.

     "Agreement" means this Amended and Restated Certificate and Agreement of Limited Partnership, as amended, modified or supplemented from time to time.

     "Capital Account" means the account established and maintained on the books of the Partnership for each Partner pursuant to Article 10.

     "Capital Contribution" means all cash actually contributed (but not loans) to the Partnership by a Partner.

     "Cash Available for Distribution" means cash funds of the Partnership in excess of amounts reasonably required for the repayment of Partnership borrowings, interest thereon, other liabilities, Partnership working capital and reserves which the Managing General Partner deems to be reasonably required or appropriate for the proper operation of the business of the Partnership.

     "Cash Distributions" shall include cash and property, at its net fair market value, distributed to the Partners.

     "Cash Flow" means Gross Revenues for a given period less all operating and other expenses actually incurred and related to the Gross Revenues for such period.

     "Code" means Internal Revenue Code of 1954, as amended.

     "General Partners" means Northland Communications Corporation, a Washington corporation; FN Equities Joint Venture, a California joint venture; and any other person or entity which is subsequently admitted to the Partnership as a General Partner in accordance with the terms of this Agreement.

     "Gross Revenues" means all revenues and receipts actually received from the service of providing secondary transmissions of primary broadcast transmitters and from related activities including, but not limited to the full amount of monthly (or other periodic) service fees for any and all basic and pay services or tiers of basic and pay services, additional set fees, converter fees, installation (including connection, relocation, disconnection or reconnection) fees, separate charges for security, alarm or facsimile services, charges for late payments, charges for program origination services and advertising revenues.

     "Limited Partner" means any person or entity accepted by the General Partners as a limited partner of the Partnership pursuant to the terms of this Agreement and who is named on Schedule A hereto.

     "Majority Vote of the Limited Partners" means a vote by Limited Partners who collectively hold of record more than 50% of the Units.

     "Managing General Partner" means Northland Communications Corporation, or its successor as duly designated in accordance with the terms of this Agreement.

     "Net Income and Net Losses" means the amount of the aggregate Partnership taxable income or loss (including items requiring separate computation under Section 702 of the Code) as determined for federal income tax purposes.

     "Noncash Additions" means the sum of all increases to a Partner's Capital Account other than increases for the contribution of money or property to the Partnership.

     "Noncash Reductions" means the sum of all reductions to a Partner's Capital Account other than reductions for the distribution of cash or property to such Partner.

     "Offering and Organization Costs" means the costs of offering and marketing the Units and organizing the Partnership (not including sales commissions or due diligence fees), including printing costs and legal, accounting and other professional fees incurred in connection with any offering documents and this Agreement, and related filing and recordation costs, and the registration, or application for exemption therefrom, of the Units under applicable federal and state securities laws.

     "Partners" means, collectively, the Limited Partners, as constituted from time to time, and the General Partners.

     "Partnership" means Northland Cable Properties Six Limited Partnership, a Washington limited partnership.

     "Substitute Limited Partner" means a transferee of a limited partnership interest who has been admitted to the Partnership in accordance with the terms of this Agreement.

     "Systems" means, collectively, the cable television systems which will be owned, directly or indirectly, by the Partnership.

     "Units" means participation interests in the Partnership owned by Limited Partners. Each Unit represents a $500 Capital Contribution.

     7. Term of the Partnership. The Partnership commenced as of the date of filing and recording the original certificate of limited partnership of the Partnership and shall continue until the date of the first of the following events:

          (a) December 31, 2001; or

          (b) Dissolution as provided in Article 16 of this Agreement.

     8. Capital Contributions.


     (a) Contributions by General Partners. The Managing General Partner shall contribute $1,000 as the collective Capital Contribution of the General Partners to the Partnership. The General Partners shall have no further obligation to make any Capital Contributions to the Partnership, except as may be required by paragraph (e) of Article 16.



     (b) Contribution by Original Limited Partner. The Original Limited Partner shall contribute $100 to the Partnership as his Capital Contribution. Upon admission of additional Limited Partners, the Original Limited Partner shall withdraw from the Partnership and his Capital Contribution shall then be refunded to him; provided, however, that he may again become a Limited Partner in accordance with the provisions of paragraph (d) below. Notwithstanding the provisions of Articles 15 and 16 and other provisions of this Agreement to the contrary, the interest of the Original Limited Partner, as such, in income, gain, loss, deduction, credit distributions or capital shall not exceed one percent of the total of any of such amount and the balance shall be allocated or distributed to, or owned by, the General Partners.



     (c) Offering and Organization Costs. The Managing General Partner, or any agent thereof, is hereby authorized to take any and all actions as may in its judgment be necessary or advisable in order to raise the capital authorized in this Article, including, without limitation, the filing of such documents or instruments as are necessary or advisable to claim exemption from the registration requirements of federal or state securities laws, the registration and/or qualification of the Units under federal and state securities laws, the qualification of the Partnership as a foreign limited partnership in any jurisdiction wherein the Partnership does business, the engagement of legal counsel, accountants, or any other experts necessary for the preparation of any documents required in connection with the Units, or the engagement of one or more broker-dealers to assist with the offering of the Units. The Partnership will pay all Offering and Organization Costs up to a maximum of 3.5% of the aggregate Capital Contributions from Limited

Partners. All Offering and Organization Costs in excess of 3.5% of aggregate Capital Contributions from Limited Partners shall be borne by the General Partners.

     The Partnership shall also pay Financial Network Investment Corporation, an Affiliate of the Administrative General Partner, a selling commission and due diligence fee equal in the aggregate to 10.5% of aggregate Capital Contributions from Limited Partners, provided, however, that no such commission or fee shall be payable with respect to Units purchased by the Managing General Partner or its Affiliates, officers, directors, employees or agents.


     (d) Limited Partners. The Partnership shall offer 30,000 Units, at $500 per Unit, to be subscribed for by the Limited Partners to be admitted subsequent to the original formation of the Partnership. The minimum purchase is eight Units ($4,000). The Managing General Partner reserves the right, however, in its sole discretion, to accept subscriptions for less than eight Units but not less than four Units ($2,000) from Individual Retirement Accounts (IRAs) or HR-10 (Keogh) plans. The Managing General Partner does not intend to accept subscriptions for more than twenty percent (20%) of the Units from IRAs, Keogh plans or other "tax-exempt entities", as defined in Section 168(j)(4) of the Code, or from any pass-thru entities (as defined in Code Section 267(e)(2) in which a tax-exempt entity has an interest. The General Partners may purchase Units of limited partnership interest on the same basis as other investors and hold such Units as a Limited Partner. Such Limited Partners as subscribe for Units shall be admitted to the Partnership in accordance with paragraph (f) below upon the conditions contained herein. No Limited Partners shall be admitted pursuant to this paragraph (d) unless subscriptions for at least 2,000 Units have been received and accepted by the Managing General Partner by July 31, 1987.


     Limited Partners shall make their Capital Contributions to the Partnership in cash at the time of subscription.


     (e) Withdrawal of Capital Contributions. No Partner shall have the right to withdraw or reduce the amount of his or her Capital Contribution, except to the extent that any such withdrawal or reduction may be required or expressly permitted by this Agreement. In addition, no part of any Capital Contribution shall be withdrawn until all obligations and liabilities of the Partnership (except such as may be due to the General Partners and to the Limited Partners on account of their Capital Contributions) have been paid or unless, in the opinion of the Managing General Partner, sufficient assets for the payment of such obligations and liabilities have been set aside and designated for that purpose.



     (f) Acceptance of Subscriptions. Acceptance of each subscription for Units shall be discretionary with the Managing General Partner, and the Managing General Partner may reject any subscription for any reason it deems appropriate. Upon acceptance of a Limited Partner's subscription and the release from the escrow account of his or her subscription funds to the Partnership or the direct deposit of such subscription funds in the Partnership's general business account, the Managing General Partner shall file an amendment to this Agreement in accordance with the Washington Uniform Limited Partnership Act together with a list of the names, addresses and interests of the newly-admitted Limited Partners pursuant to paragraph (d) of Article 19.



     (g) Additional Capital. The General Partners are authorized to raise at any time additional capital for the Partnership, in addition to that authorized by paragraph (d) above, by selling additional limited partnership interests upon terms and conditions and for such prices as the Managing General Partner may determine; provided, however, that the General Partners must first offer such interests to the then current Limited Partners in proportion to their then current ownership upon such terms and conditions and for such price as the Managing General Partner proposes to sell such interests to third parties. Any person who is not a then current Limited Partner and who acquires an interest in the Partnership which has been offered in accordance with the provisions of this paragraph (g) shall be admitted to the Partnership as a new Limited Partner upon acceptance by the Managing General Partner, and no further consent to such admission by the then current Partners or any execution of documents by them shall be required.



     (h) Initial Investment. Pending initial investment of its funds, or to provide a source from which to meet contingencies, the Partnership may temporarily invest its funds in short-term, highly liquid investments that provide appropriate safety of principal, such as bank certificates of deposit, money market funds, short-term debt obligations and interest-bearing accounts.


     (i) Priority and Return of Capital. Except as expressly provided by the provisions of this Agreement, no Partner shall have priority over any other Partner, either as to the return of Capital Contributions or as to net income, net losses or Cash Distributions. No Partner shall be entitled to the return of any amount contributed by such Partner to the capital of the Partnership out of any assets other than the assets of the Partnership and then only in accordance with the provisions of this Agreement.



     9. Advances by General Partners. A General Partner, or any Affiliate thereof, may in its discretion advance monies to the Partnership for use in acquiring the Systems or other assets or funding Partnership operations when the Partnership is in need of such monies. The aggregate amount of such advances shall become an obligation of the Partnership to such General Partner or Affiliate, and shall be paid with interest; provided, that the interest rate or other finance charges and fees with respect to any such loan shall be payable at a per annum rate not greater than the average interest rate charged, from time to time, to such General Partner or Affiliate by the financial institution which principally finances the activities and affairs of such entity or, if the source of the loan funds is an unaffiliated third-party lender that has loaned such funds to such General Partner or Affiliate, the per annum rate charged, from time to time, with respect to such funds by such unaffiliated lender to such General Partner or Affiliate; and provided, further, that no repayment charge or penalty shall be imposed with respect to any such loan, except to the extent that such prepayment charge or penalty is attributable to an underlying encumbrance.


     10. Capital Accounts.

     (a) Establishment of Capital Accounts. The Partnership shall establish and maintain a Capital Account for each Partner in accordance with Treasury Regulations promulgated under Code Section 704(b).

     (b) Adjustments to Capital Accounts. The Capital Account of each Partner shall be increased to reflect (i) such Partner's cash contributions, (ii) the fair market value of property contributed by such Partner (net of liabilities securing such contributed property that the Partnership is considered to assume or take subject to under Code Section 752), (iii) the Partner's share of the Net Income (including all gain as calculated pursuant to Section 1001 of the Code) of the Partnership, (iv) such Partner's share of income and gain exempt from tax, and (v) such Partner's share of any basis increase pursuant to Code Section 48(q)(2). The Capital Account of each Partner shall be reduced to reflect (i) the amount of money distributed to such Partner, (ii) the fair market value of property distributed to such Partner (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under Section 752), (iii) such Partner's share of noncapitalized expenditures not deductible by the Partnership in computing its taxable income as determined under Code Section 705(a)(2)(B), (iv) such Partner's share of the amount of any basis adjustment pursuant to Code Sections 48(q)(1) and 48(q)(3), (v) such Partner's share of Net Losses, and (vi) such Partner's share of amounts paid or incurred to organize the Partnership or to promote the sale of Partnership Units to the extent that an election under Code Section 709(b) has not properly been made for such amounts. The Managing General Partner shall determine the fair market value of all Partnership property which is distributed in kind, and the Capital Accounts of the Partners shall be adjusted on the basis of such fair market value determination by the Managing General Partner as though the property had been sold for its fair market value and the proceeds (net of liabilities) had been distributed to the Partner receiving the property in kind. In the event of a contribution or distribution of property with a fair market value which is not equal to its adjusted basis (as determined for federal income tax purposes), the Partnership shall maintain both "tax" and "book" capital accounts in accordance with the rules prescribed in Treasury Regulations promulgated under Code Section 704.

     11. Management of Partnership Activities and Indemnification. The General Partners shall conduct, direct and exercise full control over all the activities of the Partnership. The Limited Partners shall have no power over the conduct of the affairs of the Partnership except as specifically set forth herein. Notwithstanding anything in this Agreement to the contrary, in the event of a dispute between the

Managing General Partner and the Administrative General Partner, the Managing General Partner shall control.

     (a) General Powers of the General Partners. Subject to the provisions of paragraphs (b) and (c) of Article 12, and in addition to the powers granted to general partners of a limited partnership under the laws of the State of Washington, or which are granted to the General Partners under other provisions of this Agreement, and within the limitations of the purposes for which the Partnership has been formed, the General Partners shall have full power to do all things deemed necessary, appropriate or desirable by them to conduct the business of the Partnership, including, but not limited to:

          (i) The making of expenditures and the incurring of any obligations they deem necessary or desirable to implement the purposes of the Partnership; the employment of such personnel as they deem desirable for the conduct of such activities, including permanent, temporary, or part-time employees, themselves, and outside consultants or contractors, and the determination of their compensation and other terms of employment; provided, however, that any contract for services with the General Partners or their Affiliates may be cancelled upon a Majority Vote of the Limited Partners.

          (ii) Subject only to any express limitations contained in this Agreement, the acquisition and the disposition, exchange, mortgage, or other hypothecation of any or all of Assets of the Partnership, including the Systems, the borrowing of monies, and the use of the revenues or borrowing proceeds of the Partnership for any purpose and on any terms the General Partners see fit, including, without limitation, the financing of the activities of the Partnership (with or without the pledge of the Partnership's revenues or other assets), the repayment of borrowings, the lease or purchase of properties and equipment, and the conduct of additional activities by the Partnership, provided that assets and revenues attributable to the interests of the Limited Partners shall not be pledged or used for the benefit of the General Partners or their Affiliates, and provided that (except upon dissolution of the Partnership) a Majority Vote of the Limited Partners shall be required for the sale or hypothecation of all, or substantially all, of the Partnership's assets in connection with any transaction not in the normal and ordinary course of Partnership business, and provided further that no lender shall be required to look to the application of proceeds hereunder and shall be entitled to rely on the representations of the General Partners as to their authority to enter into financing arrangements and shall be entitled to deal with the General Partners as if they were the sole party in interest therein, both legally and beneficially.

     Notwithstanding any other provisions herein limiting the General Partners' power to borrow on behalf of the Partnership or hypothecate all or substantially all of the Partnership's assets in connection with such borrowing, the General Partners may, on behalf of the Partnership, borrow and secure said borrowings with Partnership assets for the express purpose of providing funds to the Partnership for Cash Distributions to the Partners in accordance with Article 15.

     No creditor who makes a non-recourse loan to the Partnership shall have or acquire at any time as a result of making such loan any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor.

     The amount of Partnership cash flow used in any calendar year to acquire Systems will in no event exceed 50% of the Net Income before depreciation allocated to Limited Partners for that year.

          (iii) The negotiation and execution on any terms deemed desirable by them of all necessary agreements, or other instruments required or deemed beneficial to implement the powers granted under this Agreement.

          (iv) The formation of any further limited or general partnerships, joint ventures, or other relationships which they deem desirable, provided that the Partnership shall not invest in any other partnership or joint venture or engage in any other relationship except for the purpose of operating the Systems and unless it has a controlling interest in such venture or partnership; and provided that neither the General Partner nor any Affiliate shall receive any fees or compensation from such venture or partnership; and provided that all Systems owned by the Partnership shall be owned directly, and not indirectly through an ownership interest in any limited or general partnership, joint venture or other entity.

          (v) The execution of operating, management or agency agreements with any parties selected by them to supervise or assist in the operation of any activities undertaken by the Partnership and the making of agreements for the conduct of operations, or the furnishing of facilities, services and personnel.

          (vi) The lease or sale of any assets of the Partnership for any Partnership purpose, including but not limited to franchises or similar operating authorizations of any portion of the Systems, except to the General Partners or their Affiliates and subject to the limitations in subparagraph (ii) above; provided, however, that notwithstanding anything else herein, upon a Majority Vote of the Limited Partners approving the terms of the transaction, all or any portion of the Partnership's assets may be sold to the Managing General Partner or its Affiliates; and provided, further, no Majority Vote of the Limited Partners shall be required for the sale to the Managing General Partner or its Affiliates of a System previously acquired by the Partnership if (a) the Managing General Partner or its Affiliates had advanced funds to the Partnership in order to enable the Partnership to acquire the System and an amount equal to at least 50% of the funds so advanced remains an outstanding obligation of the Partnership to the Managing General Partner or its Affiliates at the time of the proposed acquisition of the System by the Managing General Partner or its Affiliates and (b) the purchase price to be paid to the Partnership by the Managing General Partner or its Affiliates is equal to or in excess of the purchase price originally paid by the Partnership for the System.

          (vii) The exercise on behalf of the Partnership, in such manner as they in their sole judgment deem appropriate, of all rights, elections, and obligations granted to or imposed upon the Partnership by agreements entered into by it, including but not limited to elections permitted the Partnership by any taxing authority.

          (viii) The establishment and maintenance of bank accounts on behalf of the Partnership, provided that the General Partners will employ all funds and assets of the Partnership for the Partnership's sole benefit and use and will not commingle the Partnership's funds with the funds of any other person.

          (ix) The control of any matters affecting the rights and obligations of the Partnership or its Partners, including the employment of attorneys and others, the incurring of legal expenses and the prosecution, defense, compromise, arbitration or settlement of claims and litigation.

     Any transaction which the General Partners are authorized hereby to enter into on behalf of the Partnership, including but not limited to the acquisition, disposition, exchange, mortgage or other hypothecation of Partnership assets and revenues, the borrowing of monies, the formation of general or limited partnerships, joint ventures, or other relationships, and the making of operating, agency, management or other agreements for the conduct of operations or the furnishing of goods, facilities, services or personnel, may be entered into by the Partnership with the General Partners or their Affiliates provided that (a) the fees and prices charged are in accordance with paragraph (d) of
Article 12 herein, if applicable, and competitive with the fees, prices and compensation of any other person who is rendering comparable services or selling or leasing comparable goods which could reasonably be made available to the Partnership, and (b) any such agreement may be terminated upon a Majority Vote of the Limited Partners without penalty upon 60 days' notice. Further, the General Partners will not engage in any practices such as rebates, give-ups or reciprocal arrangements in connection with providing such services or goods. The General Partners also may subcontract and delegate all or any part of their duties hereunder to any agency chosen by them, including an Affiliate, but such delegation by them shall not relieve them of their responsibilities hereunder. In no event will a General Partner or its Affiliates engage in any real estate transactions with the Partnership where such General Partner or Affiliate is a principal without an affirmative Majority Vote of the Limited Partners, unless the General Partner or Affiliate is selling such real estate to the Partnership at cost and on identical terms.

     (b) Other Activities of the General Partners. The General Partners shall devote such part of their time as they, in their sole discretion, deem necessary to carry out the operations contemplated under this Agreement and shall make available at reasonable times their respective offices, organizations and facilities to carry out the purposes of the Partnership. Each of the parties hereto may engage in whatever other activities it chooses. It is specifically recognized that the General Partners and their Affiliates will each engage in the cable television business both for their own account and for others, and nothing contained herein shall be deemed to prevent such parties from engaging in such activities individually, jointly with others, or as a partner of any other partnership, joint venture, or other entity to which they are or may become a party, in any locale, fields or areas of operation, including those in which the Partnership may likewise be active, or from dealing with the Partnership as independent parties or through any other entity in which they may be interested, including the sale or lease of goods and equipment to, and the performance of accounting, technical and management services for, the Partnership at a profit, nor as requiring them to permit the Partnership or any Partner thereof to participate in any such operations in which they may be interested, except as indicated herein. Neither the General Partners nor their Affiliates shall be obligated to present any particular investment opportunity to the Partnership or the Partners even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and each of the General Partners shall have the right to take such investment for his or its own account (individually or on behalf of others) or to recommend to others any particular investment opportunity. A Limited Partner, because of his or her interest in the Partnership, shall not acquire any rights or interest in any other partnership managed, operated or otherwise affiliated with the General Partners or their Affiliates. Nothing in this paragraph (b) shall be deemed to diminish the General Partners' fiduciary obligations nor waive any rights that the Partnership or the Limited Partners may have against the General Partners.

     (c) Indemnification. Neither the General Partners nor any director, officer, partner, employee, agent or Affiliate thereof shall be liable, responsible or accountable in damages or otherwise to the Partnership or any of the Partners for, and the Partnership and any receivers and/or trustees thereof shall hold harmless, indemnify and defend the General Partners and such other persons from and against, any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees) suffered by the General Partners or such other persons by virtue of any act performed or omitted to be performed in connection with the Partnership's activities, provided that if such claim, liability or expense arises out of any action or inaction by a General Partner or such other persons, the Managing General Partner must have determined, in good faith, that such course of conduct was carried out in a manner reasonably believed to be in the best interest of the Partnership, and that such course of conduct did not constitute fraud, negligence or breach of fiduciary duty by the General Partners. All judgments against the Partnership, the General Partners, or such other persons, wherein the General Partners or such other persons are entitled to indemnification, must first be satisfied from Partnership assets before the General Partners or such other persons are responsible for obligations.

     Notwithstanding anything herein to the contrary, the General Partners and their Affiliates, shareholders, directors, officers or other employees shall not be indemnified for liability imposed or expenses incurred in connection with any claim arising out of a violation of the Securities Act of 1933, as amended, with respect to the offer and sale of the Units, unless: (1) the General Partners are successful in defending such action; or (2) a final adjudication that such indemnification is contrary to public policy as expressed in said Act has not been made by a court of appropriate jurisdiction.


     Subject to the above, expenses incurred by a General Partner or any Affiliate, shareholder, partner, director, officer, agent or other employee, in defending any claim with respect to which such General Partner or such other person may be entitled to indemnification by the Partnership hereunder, may be advanced by the Partnership prior to the final disposition of such claim, upon receipt of an undertaking by or on behalf of such General Partner or other person to repay the advanced amount of such expenses unless it is determined ultimately that such General Partner or other person is entitled to indemnification by the Partnership under this paragraph (c).

     Any indemnification hereunder shall be made only to the extent of the Partnership's assets, and no Partner shall be personally liable on such indemnification; provided, however, that nothing contained in this paragraph (c) shall be deemed to excuse any General Partner from liability to the other General Partner with respect to any claim described herein, where such General Partner would otherwise be so liable in the absence of the indemnification contained in this paragraph (c).



     (d) Failure to Take Action. Except in the event of any act for which they would not be entitled to indemnification under paragraph (c) above, the General Partners and their Affiliates, shareholders, directors, partners, officers, agents and other employees will not be liable to any of the Limited Partners for failure to take any action on behalf of the Partnership (including, but not limited to, any action which may prevent the foreclosure of all or any portion of the assets of the Partnership) due to the Partnership's lack of sufficient funds for the payment of its debts, provided the General Partners give the Limited Partners prior notice thereof, so that the Limited Partners may, but shall not be obligated to, contribute such funds if they then desire that such action be taken. Moreover, in the event that after such notice is given funds are not contributed to the Partnership by the Limited Partners, the General Partners shall have the power, but shall not be obligated, to (1) sell all or any portion of the assets of the Partnership in order to raise such funds, or
(2) cause the dissolution of the Partnership or the abandonment of all or any portion of its assets, or both.



     (e) Tax Matters Partner. For the purpose of Code Section 6223(a), Northland Communications Corporation, the Managing General Partner, is hereby designated as "Tax Matters Partner" ("TMP"). In the event that at any time the TMP determines that it cannot act as the TMP, it shall notify all Partners and unless another General Partner is designated by the General Partners as the TMP a meeting shall be called pursuant to the provisions of paragraph (g) of Article 20 herein for the purpose of the Limited Partners appointing a Partner as the new TMP. The TMP, if notified by the Internal Revenue Service of a "final partnership administrative adjustment" ("FPAA"), shall inform the Limited Partners and provide them with a copy of such notice within fifteen (15) days of its receipt. Within ninety (90) days after the day on which such FPAA notice is received by the TMP, the TMP shall notify the Limited Partners of the position that the TMP is taking in connection with such notice or that it is taking no position. The General Partners shall not be liable to the Partnership or the Limited Partners for any act performed or omitted to be performed by the TMP in connection with its position as TMP with respect to the federal income tax consequences of Partnership transactions, unless the TMP was grossly negligent or failed to act in good faith with respect to such tax matters.


     12. General Partners' Duties, Management Fees and Partnership Expenses.


     (a) Acquisition Fee. Northland shall receive an acquisition fee equal to 6.5% of the Capital Contributions from Limited Partners pursuant to the offering described in paragraph (d) of Article 8 herein as compensation for investigating the acquisition of the Systems and for initial management services rendered by the executive officers of the Managing General Partner to the Partnership. Such fee shall be paid when and as such Capital Contributions are released to the Partnership, and is in addition to the management fee payable pursuant to paragraph (b) below and reimbursable amounts payable pursuant to paragraph (d) below.


     (b) Managing General Partner's Duties and Management Fees. The Managing General Partner shall be responsible for the overall management of the Partnership, including:

          (i) Determination and implementation of Partnership policies;

          (ii) Review of Partnership budget, surveys, cash flow and working capital requirements;


          (iii) Review and approval of Partnership reports and financial statements, including those filed with regulatory agencies and including those prepared and distributed pursuant to paragraph (f) of Article 16 and paragraphs (b) through (g) of Article 18; and


          (iv) Supervision of professionals and others employed by the Partnership in connection with the above.

     For the services of the executive officers of the Managing General Partner in connection with such supervision and management, the Managing General Partner shall also receive a management fee equal to 6% of the gross revenues of the Partnership, not including revenues from the sale or refinancing of the Systems or any portion thereof. Such fee shall be calculated and paid monthly. This fee is in addition to reimbursable amounts payable pursuant to paragraph (d) below.


     (c) Administrative General Partner's Duties and Management Fees. The Administrative General Partner shall have responsibility for overall administration of the Partnership in all respects and in all matters, and shall make administrative decisions. In return for the compensation described below, the Administrative General Partner shall actively engage in ongoing consultation with and shall provide assistance to the Managing General Partner regarding operations of the Partnership, including, but not limited to, acquisition of properties, financing, analysis of System demographics and System planning. In addition, the Administrative General Partner shall have responsibility to perform, or cause to be performed, the following services:


          (i) Establishment of books of account, record and payment procedures, including individual Capital Accounts of the Partners;

          (ii) Provision of bookkeeping and other related services for the Partnership;

          (iii) Disbursement of the original Capital Contributions of the Partners for the purposes set forth in this Agreement;

          (iv) Disbursement of all receipts and the making of all necessary payments and expenditures in accordance with the terms of this Agreement;

          (v) Making of all reports to the Limited Partners required by this Agreement or by law;

          (vi) Admission of an assignee of a Limited Partner's interest as a Substitute Limited Partner, without the consent of any Limited Partner; and


          (vii) To the extent that funds of the Partnership are, in the Managing General Partner's judgment, not required for the conduct of the Partnership's business, the temporary investment of the excess funds in the manner set forth in paragraph (h) of Article 8.



     For its services in connection with such administration, the Administrative General Partner shall receive an administrative fee equal to 1% of the Capital Contributions from Limited Partners pursuant to the offering of Units described in paragraph (d) of Article 8, payable when and as the Limited Partners' Capital Contributions are released to the Partnership. This fee is in addition to reimbursable amounts payable pursuant to paragraph (d) below.


     (d) Partnership Expenses; Reimbursement of Expenses Incurred on Behalf of the Partnership. The Partnership shall pay or reimburse the General Partners and their Affiliates for expenses of every kind incurred, including expenses involved in the acquisition of the Systems. Such expenses to be paid or reimbursed by the Partnership include, but are not limited to: (i) all costs of personnel employed by the Partnership, and all personnel employed by the Managing General Partner and its Affiliates who perform accounting, marketing and engineering services for the Partnership, for which personnel the Partnership will reimburse the Managing General Partner and its Affiliates for salaries and other employment costs of such personnel; (ii) all costs of borrowed money, taxes, insurance, and assessments against Partnership assets or applicable to the Partnership or its assets; (iii) legal, appraisal, audit, accounting, brokerage and other fees; (iv) printing, engraving and other expenses and taxes incurred in connection with the transfer, issuance, registration and recording of documents evidencing ownership of an interest in the Partnership or in connection with the business of the Partnership; (v) costs for goods and materials, whether purchased by the Partnership directly or by the General Partners or their Affiliates, on behalf of the Systems or the Partnership; (vi) expenses of revising, amending, converting, modifying or terminating the Partnership; (vii) expenses in connection with distributions made by the Partnership to, and communications and bookkeeping work necessary in maintaining relations with, Limited Partners, including the cost of printing and mailing to such persons reports of meetings of the Partnership, and of preparation of proxy statements and solicitations of proxies in connection therewith; (viii) expenses in connection with preparing and mailing reports required to be furnished to Limited Partners for investor, tax reporting or other purposes, or other reports which the Managing General Partner deems to be in the best interest of the Partnership; (ix) costs of any accounting, statistical or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership; (x) the cost of preparation and dissemination of the informational material and documentation relating to the Partnership; (xi) costs of any computer services or equipment or services of personnel used for or by the Partnership; (xii) expenses in connection with the disposition, replacement, alteration, repair, remodeling, refurbishment, leasing, refinancing, operation and expansion of the Systems and of maintenance of the Systems; (xiii) costs of any litigation in which the Partnership is involved, as well as costs of any examination, investigation, or other proceeding conducted by any regulatory agency in connection with the Partnership, including legal and accounting fees incurred in connection therewith; and (xiv) expenses of professionals employed by the Partnership in connection with any of the foregoing, including attorneys, accountants, computer specialists, engineers, brokers and appraisers. With respect to Offering and Organization Costs, such reimbursement shall not exceed 3.5% of the Capital Contributions from Limited Partners; to the extent Offering and Organization Costs exceed 3.5% of the aggregate Capital Contributions from Limited Partners, the Managing General Partner shall be responsible for the difference.

     In addition, the Partnership will reimburse the Managing General Partner and its Affiliates for all ordinary and necessary expenses incurred on the Partnership's behalf, including expenses listed above which are advanced by the Managing General Partner or its Affiliates, which shall not include charges for overhead (except for centralized billing [if applicable], bookkeeping, telephone and postage, copy and computer charges, which shall be reimbursed at the lower of competitive price or cost, including allocation for overhead). All charges for expenses and fees, whether charged by the Managing General Partner, its Affiliates or any other party, will be billed directly to the Partnership.

     13. Limited Partners.


     (a) Rights and Obligations of the Limited Partners. No Limited Partner shall be personally liable for any debts, liabilities or obligations of the Partnership beyond the amount of his or her Capital Contribution plus his or her share of undistributed income and the amount of any distribution (including the return of any Capital Contribution) made to him or her that must be returned to the Partnership pursuant to the Washington Uniform Limited Partnership Act or other applicable state law, nor shall he or she be obligated to restore the capital of the Partnership or repay to the Partnership any distribution made to such person as a Limited Partner except as may be required by law. No Limited Partner, as such, shall take part in the control of the Partnership's business or transact any business for the Partnership.



     (b) Names and Addresses of Limited Partners. The General Partners shall keep at the principal place of business of the Partnership a list containing the name, address and interest of each Limited Partner. Within thirty (30) days after the admission of any Limited Partner or the receipt by the Partnership of a written notice of change of address or transfer of interest (pursuant to Article 14) from any Limited Partner, the General Partners shall cause such list to be corrected to reflect such admission, transfer or change of address. Within fifteen (15) days after receiving a written request therefor from any Limited Partner or his or her representative, the Partnership shall send a copy of such list to such Limited Partner; provided, however, that the Partnership may charge for such copy its cost of reproducing the same. Any Limited Partner or his or her representative shall have the right to inspect and copy (at his or her own cost) at the Partnership's principal place of business the names, addresses and interests of the Limited Partners.


     (c) General Partner as Limited Partner. A General Partner, or any Affiliate of a General Partner, may at any time invest in or acquire Limited Partner interest in the Partnership and thereby acquire the same rights and obligations as other Limited Partners.

     14. Transfer of Limited Partner Units.

     (a) Assignment of Limited Partner Units. Following payment in full of cash for his or her Units, a Limited Partner shall have the right to assign any or all of the Units held by such Limited Partner, and the Partnership shall recognize any such assignment, subject to the following conditions:

          (i) In the event an assignor makes an assignment of less than all of his or her interest in the Partnership, then, after such assignment, neither the assignor nor the assignee shall hold less than one full Unit except for assignments by gift, inheritance, intra-family assignments and family dissolutions;

          (ii) Such assignment shall not violate any applicable federal or state securities law or regulation, including, without limitation, any restriction imposed thereby with respect to the financial suitability of, or minimum purchase requirements by, any transferee for consideration;

          (iii) Such assignment is made by written instrument of assignment, executed by the assignor, the terms of which do not contravene any of the terms of this Agreement;

          (iv) Notice of such assignment, including an executed copy of such instrument of assignment, the name, address and taxpayer identification number of the assignee and the number of Units assigned, has been delivered to the Partnership.

          (v) Such assignment does not jeopardize the status of the Partnership for federal income tax purposes nor cause a termination of the Partnership for federal income tax purposes as determined under Section 708 of the Code; and

          (vi) The assignee of such interest in the Partnership is not a tax-exempt entity, as such term is defined in Section 168(j)(4) of the Code, and is not a pass-thru entity, as defined in Section 267(e)(2) of the Code, in which a tax-exempt entity holds an interest, unless the original subscriber for such Unit was a tax-exempt entity, provided, however, that in no event will tax-exempt entities own in the aggregate more than 20% of the Partnership Units.

     An assignment of Units satisfying the conditions specified in this paragraph (a) shall, subject to the provisions of paragraph (d) below, entitle the assignee to receive all Cash Distributions and allocations of Net Income and Net Losses made with respect to the assigned Units after the "Acceptance Date," as defined in paragraph (c) below, but shall not entitle such assignee to any of the other rights and privileges of a Limited Partner hereunder unless such assignee becomes a Substitute Limited Partner in accordance with paragraph (h) below. In the event the Partnership or its counsel determines that an assignment does not satisfy the conditions specified in this paragraph (a), the General Partners shall promptly notify the assignor of such determination; provided, however, nothing contained in this paragraph (a) shall obligate the General Partners or their counsel to make any independent examination or investigation to determine whether such conditions have been satisfied.

     (b) Transfers of Limited Partner Units by Operation of Law. Upon any transfer of Units by operation of law (including, without limitation, transfers at death, whether testamentary or otherwise), either the transferee or transferor (or the transferor's personal representative) shall promptly give the Partnership written notice of such transfer, stating by what means it occurred. The Partnership shall recognize any such transfer of which it receives such notice, provided such transfer also satisfies the condition set forth in clause
(ii) of paragraph (a) above. A transferee of Units satisfying the conditions specified in this paragraph (b) shall, in accordance with paragraph (d) below, be entitled to receive all Cash Distributions and all allocations of Net Income and Net Losses made with respect to the transferred Units after the Acceptance Date for such transfer, but shall not be entitled to any of the other rights and privileges of a Limited Partner hereunder unless such transferee becomes a Substitute Limited Partner in accordance with paragraph (h) below.

     (c) Acceptance Date for Assignments and Other Transfers. The "Acceptance Date" for any assignment or other transfer of Units satisfying the conditions set forth in paragraph (a) or (b) above, and paragraph (d) below, of this Article shall mean the first day of the calendar month succeeding the month in which the Partnership receives written notice of such assignment or other transfer (in accordance with the provisions of paragraph (a) or (b) above). If an assignment does not comply with paragraph (a) above because such assignment would cause a termination of the Partnership for federal income tax purposes under Section 708 of the Code, then such assignment shall be deferred until the day after the last day of the next ensuing calendar month during which such acceptance would not risk such a termination for tax purposes. If, at any time, more than one such assignment or other transfer is so deferred, the deferred assignments and transfers shall subsequently be recognized (to the extent all of them cannot be recognized in the same calendar month) in the same order as the Partnership received written notice thereof. Whenever the Partnership determines that it will not recognize an assignment or other transfer of Units for the reasons set forth in this paragraph (c), the General Partners shall promptly give written notice thereof to all of the Limited Partners.

     (d) Rights and Obligations of Assignees or Transferees. Any assignee or transferee of a Limited Partner interest hereunder shall be bound by the provisions of this Agreement. Prior to recognizing any assignment of a Limited Partner's interest that has been transferred in accordance with this Article, the General Partners, at their sole discretion, may require the transferring Limited Partner to execute and acknowledge a written instrument of assignment in form and substance satisfactory to the General Partners, may require an opinion of counsel satisfactory to the General Partners that such transfer will not be in violation of the various securities laws or otherwise adversely affect the Partnership or the Limited Partners, and may require the assignee to execute an amendment to the Agreement and to assume all obligations of the assigning Limited Partner. Any assignee who is not an existing Partner at the time of an assignment in accordance with paragraph (a) or (b) of this Article shall be entitled to the allocations and distributions attributable to the interest assigned to it and to transfer and assign such interest in accordance with the terms of this Agreement; provided, however, such assignee shall not be entitled to the other rights of a Limited Partner unless and until it becomes a Substitute Limited Partner in accordance with paragraph (h) below. Notwithstanding the above, the Partnership and the General Partners shall incur no liability for allocations and distributions made in good faith to the transferring Limited Partner until the written instrument of assignment has been received by the Partnership and recorded on its books and the Acceptance Date of the assignment has passed. In the event of any transfer which shall result in multiple ownership of the transferring Limited Partner's aggregate interest, the General Partners may require one or more trustees or nominees to be designated to represent the entire interest for the purpose of receiving all notices which may be given and all payments which may be made under this Agreement and exercising all rights which such transferees have pursuant to this Agreement.

     (e) Assignees Not Limited Partners. No assignee of a Limited Partner's interest is entitled to become a Substitute Limited Partner, except as set forth in paragraph (h) below.

     (f) Continuation of Obligations After Transfer. No transfer of an interest by a Limited Partner, including a transfer of less than all its rights hereunder or the transfer of all its rights hereunder to more than one party, shall relieve such Limited Partner of his or her obligations hereunder arising prior to such transfer, or unless the transferee(s) become(s) a Substitute Limited Partner(s) pursuant to paragraph (h) below, arising subsequent to such transfer.

     (g) Termination of Rights Upon Transfer. At the time of a transfer of a Limited Partner's interest in accordance with this Article, all the rights possessed as a Limited Partner in connection with the transferred interest, which rights otherwise would be held either by the transferor or the transferee, shall terminate unless the transferee is admitted to the Partnership as a Substitute Limited Partner pursuant to the provisions of paragraph (h) below, except that such transferee shall be entitled to receive the economic rights described in paragraph (e) above.

     (h) Admission of Substitute Limited Partners. An assignee or transferee of Units recognized under this Article may become a Substitute Limited Partner in place of his or her assignor or transferor, to the extent of the Units assigned or transferred, only if:

          (i) The written and executed instrument of assignment delivered to the Partnership with respect to such assignment sets forth the intention of the assignor that the assignee become a Substitute Limited Partner in his or her place, to the extent of the Units assigned;

          (ii) The assignee or transferee of such Units executes, acknowledges and delivers to the Partnership a written agreement to become a party to and be bound by the provisions of this Agreement, in a form satisfactory to the General Partners, as well as such other instruments as the General Partners may deem necessary or appropriate with respect to the admission of such assignee or transferee as a Substitute Limited Partner;

          (iii) Such assignee or transferee tenders to the Partnership a transfer fee, in an amount determined by the General Partners in their sole discretion sufficient to cover all reasonable expenses incurred by the Partnership in connection with admission of a Substitute Limited Partner; and

          (iv) The Managing General Partner gives its written consent to the admission of such assignee or transferee as a Substitute Limited Partner, which consent may be given or arbitrarily withheld in the sole discretion of the Managing General Partner (except that, without limiting the foregoing, the Managing General Partner shall not consent to any such admission which, in its opinion, would jeopardize the status of the Partnership as a partnership for federal income tax purposes or would cause a termination of the Partnership within the meaning of Section 708(b) of the Code).

     It is expressly understood that the Managing General Partner's absolute discretion to consent or to refuse to consent to the admission of an assignee or transferee of Units as a Substitute Limited Partner is granted to the Managing General Partner for the benefit of the Limited Partners in order to negate the corporate characteristic of free transferability of interests and that exercise of such discretion is not subject to any standard, including, without limitation, any standard based on lack of arbitrariness, consistency, reasonableness, fairness or the best interests of any assignor/transferor or assignee/transferee of Units. No consent of any of the Limited Partners shall be required to effect the admission of such an assignee or transferee as a Substitute Limited Partner except (in the case of an assignment) the consent of the Limited Partner making such assignment (which shall be evidenced as provided in clause (i) of paragraph (h) above). The admission date for any Substitute Limited Partner shall be the last day of the calendar quarter in which the Managing General Partner gives written consent to the admission of such Substitute Limited Partner, and on or within 30 days after such admission date the Managing General Partner shall cause the Agreement to be amended and, as so amended, filed to reflect the admission of such Substitute Limited Partner.

     (i) Allocations of Cash Distributions, Net Income and Net Losses between Transferors and Transferees. Any assignment or transfer shall be deemed to be effective as of the first day of the calendar month succeeding the month in which all of the requirements of this Article are met. Distributions to Limited Partners allocable to any month shall be paid, with respect to any Unit, to the person shown on the Partnership's books as holding such Unit on the first day of such month. Net Income and Net Losses for any period of the Partnership during which any Unit is assigned or otherwise transferred shall be allocated between the assignor/transferor and assignee/transferee of such Unit in proportion to the number of days during such period that each was recognized as the holder of such Unit, except that extraordinary, nonrecurring items shall be allocated entirely to the Partners recognized as holding the interest as of the date such extraordinary event occurs. The Partnership shall not have any obligation to make payment of any Cash Distributions or allocation of any Net Income or Net Losses to any assignee or other transferee of Units until and unless such transfer is recognized by the Partnership in accordance with the provisions of paragraph (a) or (b) and paragraph (d) above.

     (j) Redemptions. Upon the written request of a Limited Partner, the Partnership may, at the sole discretion of the Managing General Partner, redeem all or a portion of the Units held by such Limited Partner at a redemption price equal to the original issuance price, i.e., $500 per Unit.

     15. Allocation of Net Income and Net Losses and Cash Distributions.

     (a) Allocation of Net Income and Net Losses from Operations.

          (i) For all purposes of this Agreement, Net Income and Net Losses shall be calculated utilizing the method of accounting and depreciation utilized by the Partnership for federal income tax purposes. Except as specifically provided in paragraphs (d), (e), (f), (g), (h) and (i) of this

     Article 15 and paragraph (c) of Article 16, Net Income and Net Losses from operations shall be allocated as follows:

             (1) First, the General Partners shall be allocated 1% and the Limited Partners shall be allocated 99% of Partnership Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits until such time as the Limited Partners have received aggregate Cash Distributions in an amount equal to 100% of their aggregate Capital Contributions; and

             (2) Thereafter, the General Partners shall be allocated 25%, and the Limited Partners shall be allocated 75% of Partnership Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits from operations.

          (ii) As between the General Partners, they shall share in the 1% allocation pursuant to clause (1) above in the following ratio: the entire 1% to the Managing General Partner. Subject to paragraph (c) of Article 17, the General Partners shall share in the 25% allocation pursuant to clause
     (2) above in the following ratio: one-fifth, or 5%, to the Administrative General Partner and four-fifths, or 20%, to the Managing General Partner.

     (b) Allocations and Election for Tax Purposes. With respect to Partnership tax years beginning on or after January 1, 1988, Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits for any year shall be prorated among the Partners on a daily basis, based upon the number of days in such Partnership tax year that each Partner has been recognized as such by the Managing General Partner, except that all extraordinary, nonrecurring items shall be allocated entirely to the Partners recognized as holding the interests as of the date such extraordinary event occurs.

     With respect to the Partnership tax years ending on December 31, 1986 and December 31, 1987, each Partner's varying interest in the Partnership's Net Income, Net Losses, other Noncash Reductions, other Noncash Additions and credits for each year shall be determined by an interim closing of the Partnership books as of each date that any new Partners are recognized as Partners by the Managing General Partner during the year. Partners who are admitted on or before the last day of any calendar month in 1986 and 1987 shall be recognized as Partners by the Managing General Partner as of the first day of such month.

     All allocations set forth in this Agreement of Net Income, Net Losses and other items shall govern the reporting of such by the Partnership for federal income tax purposes. The Partnership shall also be permitted to prepare financial statements in accordance with generally accepted accounting principles. For purposes of such financial statements, the Managing General Partner may provide for such allocation of income and losses as it deems appropriate and shall not be bound by the tax allocations set forth herein, except that such financial statements shall not materially distort the financial interests in and ownership of the Partnership.

     Except as set forth in paragraphs (d), (e), (f), (g), (h) and (i) of this Article and paragraph (c) of Article 16, all items of special tax significance, whether or not entering into taxable income, including but not limited to gains, losses and tax credits, shall be allocated in accordance with the Net Income percentages then in effect under paragraph (a) above.

     No election shall be made by the Partnership, the General Partners or any Limited Partner for the Partnership to be excluded from the application of the provisions of Subchapter K of the Code.

     In the event of the transfer of an interest in the Partnership or upon the death of an individual party hereto, or in the event of the distribution of property to any party hereto, the Partnership, if it is deemed by the Managing General Partner to be in the best interest of a majority of the Limited Partners or if the Managing General Partner in its sole discretion otherwise determines to do so, may file an election, in accordance with applicable Treasury regulations, to cause the basis of the Partnership assets to be adjusted for federal income tax purposes as provided in Sections 734 and 743 of the Code.

     (c) Cash Distributions. The Managing General Partner will determine at least annually the amount of Cash Available for Distribution, if any, after payment of all Partnership expenses, current debt service and the establishment of such reserves as it reasonably deems to be appropriate. Subject to paragraph
(c)
of Article 16, Cash Available for Distribution will be paid to the Limited Partners and the General Partners in accordance with the allocation of Net Losses then in effect, as set forth in paragraph (a) above, without regard to paragraphs (d), (e), (f), (g), (h) and (i) of this Article. Notwithstanding anything in this Agreement to the contrary, prior to the General Partners receiving Cash Distributions for any year, the Limited Partners must receive Cash Distributions equal to at least 50% of the Limited Partners' allocable share of the Net Income for such year, based on projections by the Managing General Partner of the Net Income of the Partnership for such year. If Cash Distributions would be made to the General Partners except for the limitation in the preceding sentence, such deferred Cash Distributions shall be made to the General Partners as soon as possible in subsequent years from the Cash Available for Distribution for those years (subject to the 50% limitation for such years) or from the distribution of assets upon liquidation. This payment of the deferred Cash Distributions shall be in addition to Cash Distributions otherwise payable to the General Partners in such subsequent years or the amount of assets which would otherwise be distributed to the General Partners upon liquidation.

     (d) Installment Sales. In the event of a sale of all or any portion of the Partnership assets where payment of a portion of the sales price is deferred and the Partnership uses the installment sale method to report such gain, the Capital Accounts of the Partners shall be fully adjusted upon closing of the sale in accordance with paragraph (a) of this Article or paragraph (c) of
Article 16, as applicable, as though the full sales price had been received by the Partnership in cash at closing. Upon ultimate receipt of such deferred sales proceeds, gain shall be allocated among the Partners in proportion to the amount of the excess, if any, of the gain credited to each Partner's Capital Account at the time of the sale over the amount of gain recognized for federal income tax purposes at the time of such sale, but such allocation of gain upon receipt of proceeds shall not increase (again) the Partners' Capital Accounts. Interest income earned or accrued by the Partnership on an installment obligation subsequent to the closing of an installment sale shall be allocated among the Partners in proportion to their relative positive Capital Account balances after adjustment of such accounts in accordance with this paragraph (d) and as reduced, from time to time, for Cash Distributions made by the Partnership to the Partners.

     (e) Recapture Amounts. Notwithstanding anything to the contrary, in the case of ordinary income upon disposition of Partnership assets resulting from the application of Section 1245 or 1250 of the Code, for purposes of paragraph
(a) of this Article and paragraph (c) of Article 16, such ordinary income shall be allocated as follows:

          (i) first, to each of the Partners proportionately in an amount equal to the excess, if any, of the cumulative Net Losses allocated to such Partner pursuant to this Article over the cumulative Net Income allocated to such Partner pursuant to this Article; and

          (ii) thereafter, 75% to the Limited Partners and 25% to the General Partners.

     (f) Negative Capital Account Limitation. No Partner shall be allocated Net Losses or other Noncash Reductions if such allocation would cause a deficit balance in such Partner's Capital Account unless the Capital Account balances of all other Partners are equal to zero. Capital Account balances for the purposes of this paragraph shall be treated as having been reduced for (i) allocations of losses and deductions which are reasonably expected to be made as of the end of the taxable year to such Partner pursuant to Code Section 704(e)(2), Code
Section 706(d) and Treas. Reg. Sec. 1.751-l(b)(2)(ii), and (ii) for distributions which at the end of the taxable year are reasonably expected to be made to such Partner to the extent that said distributions exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the taxable years in which such distributions are reasonably expected to be made. Net Losses and other Noncash Reductions which are subject to the limitation of this paragraph shall be reallocated among the Partners with positive Capital Account balances until such time as all Partners have zero balances in their Capital Accounts and, thereafter, Net Losses and other Noncash Reductions will be allocated among the Partners pursuant to paragraph (a) of this Article to the extent such allocations are permitted under paragraph (g) of this Article. For purposes of this paragraph and paragraph (h) of this Article, each Partner shall be treated as having already contributed any amount for which such Partner has a mandatory contribution obligation (including the amount of any Capital Account deficit such Partner is obligated to restore upon liquidation) provided that such contribution must be made in all events within 90 days of liquidation of the Partnership ("Mandatory Obligation").

     (g) Cumulative Loss Allocations.

     (i) Notwithstanding anything contained in this Article to the contrary, cumulative allocations of Net Losses to any Limited Partner shall not exceed the cumulative sum of the following amounts determined as of the end of each taxable year of the Partnership: (a) the amount of such Limited Partner's Capital Contribution determined pursuant to Article 8 plus the amount of such Limited Partner's uncontributed Mandatory Obligation less the amount of any cash or property distributed to such Limited Partner; and (b) such Limited Partner's cumulative share of Net Income or other Noncash Allocations. To the extent the foregoing limitation results in non-allocation to a Limited Partner of Partnership Net Losses which would otherwise be allocated to him, such Net Losses shall be allocated pro rata to other Limited Partners to the extent each such other Limited Partner may be allocated further Net Losses under the foregoing limitation, and any remaining Net Losses for the taxable year in question shall be allocated to the General Partners.

     (ii) To the extent the foregoing limitation in clause (i) immediately above results in a non-allocation to the Limited Partners of Partnership Net Losses and in an allocation of such Net Losses to the General Partners ("Reallocated Limited Partners' Losses"), the General Partners shall be allocated, in subsequent taxable years, all Partnership Net Income until such time as they have been allocated Net Income in an amount equal to the Reallocated Limited Partners' Losses plus the Net Income the General Partners would have otherwise been allocated notwithstanding this clause (ii).

     (iii) Notwithstanding the limitation in clause (i) above, the Managing General Partner may elect to have Net Losses continue to be allocated 99% to the Limited Partners and 1% to the General Partners, provided that the Managing General Partner obtains an opinion from tax counsel that such an allocation is a reasonable interpretation of the requirements of Section 704(b) of the Code and Treasury Regulations promulgated thereunder, provided that if Net Losses otherwise subject to the limitation of clause (i) above are subsequently disallowed and reallocated to the General Partners; the General Partners shall then be allocated all future Partnership Net Income until such time as they have been allocated additional future Net Income equal to such disallowed and reallocated Net Losses.

     (h) Qualified Income Offset. Notwithstanding anything contained in this Article to the contrary, there shall be reallocated to each Limited Partner with a negative balance in his or her Capital Account (determined after the allocation of income, gain and loss under this Article for such year) each item of Partnership gross income (unreduced by any deductions) and gain until such time as the deficit in his or her Capital Account is eliminated. In the event that for any taxable year Partnership gross income or gain is less than the deficit balances of all the Limited Partners, such gross income or gain shall be allocated in proportion to the relative deficit balances of the respective Limited Partners.

     (i) Modifications to Partnership Allocations. It is the intent of the Partners that each Partner's distributive share of income, gain, loss, deduction, or credit (or items thereof) shall be determined and allocated in accordance with this Article and Article 16 to the fullest extent permitted by
Section 704(b) of the Code. In order to preserve and protect the determinations and allocations provided for in this Article and Article 16, the Managing General Partner shall be, and hereby is, authorized and directed, upon receipt of an opinion of counsel, to allocate income, gain, loss, deduction, or credit (or items thereof) arising in any year different from the manner otherwise provided for in this Article and Article 16 if, and to the extent that, allocating income, gain, loss, deduction, or credit (or items thereof) in the manner provided for in this Article and Article 16 would cause the determination and allocation of each Partner's distributive share of income, gain, loss, deduction, or credit (or items thereof) not to be permitted by Section 704(b) of the Code and Treasury Regulations promulgated thereunder ("Treasury Regulations"). Any allocation made pursuant to this paragraph (i) (including all three clauses thereof) shall be deemed to be a complete substitute for any allocation otherwise provided for in this Article and Article 16 and no amendment of this Agreement or approval of any Partner shall be required.

     16. Dissolution and Winding Up of the Partnership.

     (a) Dissolution. The Partnership shall be dissolved at the expiration of the term of the Partnership as set forth in Article 7 unless sooner terminated upon any of the events as hereinafter set forth:

          (i) A Majority Vote of the Limited Partners to dissolve and wind up;
     or

          (ii) The adjudication of bankruptcy, incompetency, removal, withdrawal (which withdrawal shall take effect sixty (60) days after written notice thereof is given to all other Partners), or termination of the existence of a General Partner, unless (a) at the time there is at least one other General Partner who consents to carry on the business, or (b) within ninety
     (90) days after the occurrence of any such event all the Limited Partners agree in writing to continue the business of the Partnership and to the appointment of a substitute General Partner. In the event of removal or withdrawal of the Administrative General Partner, the Managing General Partner may, in its sole discretion, elect a substitute Administrative General Partner without the consent of the Limited Partners.

          Subject to paragraph (c) of Article 17, a General Partner may not assign its interest as a General Partner in the Partnership without the consent of a majority in interest of the Limited Partners; provided, however nothing herein shall prohibit a General Partner from substituting another corporation or entity as a General Partner and assigning its interest in the Partnership to such other corporation or entity in connection with an acquisition by or merger with such corporation or entity so long as such corporation or entity assumes all the obligations of such General Partner with regard to the Partnership; provided, further, nothing herein shall prohibit a General Partner from pledging or otherwise assigning its interest (but not its right to manage the Partnership) as collateral for any loan;

          (iii) The Partnership becomes insolvent or bankrupt;

          (iv) The disposition, sale or abandonment of all or substantially all of the assets of the Partnership other than in the ordinary course of business; or

          (v) The occurrence of any event that makes it unlawful for the business of the Partnership to be continued.

     (b) Winding Up. Upon the occurrence of an event causing the termination and/or dissolution of the Partnership, the General Partners shall wind up the business and affairs of the Partnership. In the event there is no remaining General Partner because of bankruptcy, incompetency, withdrawal, removal, resignation or termination of the existence of both General Partners, the Limited Partners shall elect, by Majority Vote of the Limited Partners, a trustee to wind up the business and affairs of the Partnership and shall determine such trustee's compensation.

     (c) Allocation of Gain and Loss. Upon sale or other disposition of the Partnership's assets other than in the ordinary course of business, including by reason of dissolution, involuntary conversion or condemnation, the gain or loss of the Partnership attributable to such disposition shall be determined and loss shall be allocated pro rata to those Partners having positive Capital Account balances in proportion to and to the extent of such positive balances, and thereafter to the General Partners, and gain shall be allocated as follows:

          (i) First, to those Partners having negative Capital Account balances in proportion to such negative balances until such negative balances are eliminated and the balances are restored to zero. In determining the size of the negative balance in a Partner's Capital Account and the amount of the gain that needs to be allocated to restore said account to zero, distributions of sale proceeds resulting from the transaction that produced the gain and any allocations made pursuant to the remaining provisions of this paragraph (c) shall be disregarded;

          (ii) Second, 99% to the Limited Partners and 1% to the General Partners until such time as the Limited Partners' aggregate Capital Account balances equal the excess, if any, of their aggregate Capital Contribution over the sum of the aggregate Cash Distributions made by the Partnership to the

     Limited Partners prior to the sale or other disposition (such excess, if any, shall be referred to as the "Limited Partners' Unreturned Capital Contributions");


          (iii) Third, to the General Partners until such time as the General Partners' aggregate Capital Account balances equal the sum of 1.01% of the Limited Partners' Unreturned Capital Contributions plus one-third ( 1/3) of the excess, if any, of the Limited Partners' aggregate Capital Account balances over the Limited Partners' Unreturned Capital Contributions;


          (iv) Finally, the balance of the remaining portion of gain shall be allocated among the General Partners and Limited Partners in accordance with the Net Income allocation percentages set forth in clause (a)(i)(2) of
     Article 15.

     (d) Distribution of Assets Upon Liquidation and Winding Up of the Partnership. Upon the sale of all or substantially all of the Partnership's assets and/or the dissolution and winding up of the Partnership, the cash and unsold assets of the Partnership, if any, shall be distributed in the following order of priority (after the allocations of gains and losses to the Partners' Capital Accounts are made pursuant to paragraph (c) of this Article):

          (i) First, to payment of all loans and obligations of the Partnership, including loans made by a General Partner and any Affiliates of the General Partners and any deferred management fees not previously paid;

          (ii) Second, to the setting up of any reserves which the Managing General Partner in its sole discretion deems reasonably necessary for any contingent liabilities or obligations of the Partnership or of the General Partners arising out of or in connection with the Partnership. Such reserves shall be placed in escrow by the Managing General Partner to be held for the purpose of disbursing such reserves in payment of any such contingencies, and, at the expiration of such period as the Managing General Partner in its sole discretion deems advisable, distributing the remaining balance in the manner hereinafter provided;

          (iii) Third, to the Partners pro rata in the amount of their positive Capital Account balances after such balances have been fully adjusted in accordance with paragraph (c) of this Article and Article 15; and

          (iv) Finally, the balance, if any, to the Partners in proportion to the Net Income allocation percentages as set forth in clause (a)(i)(2) of
     Article 15.

     (e) Deficit Capital Accounts at Liquidation. It is understood and agreed that one purpose of the provisions of Articles 15 and 16 is to ensure that none of the Partners has a negative Capital Account balance after liquidation and to ensure that all allocations under Article 15 will be respected by the Internal Revenue Service. The Partners and the Partnership do not intend nor expect that any Partner will have a negative Capital Account balance after liquidation, and the provisions of this Agreement shall be construed and interpreted to give effect to such intention. However, except as provided below, no Partner shall have any obligation upon dissolution of the Partnership or at any other time to restore a negative Capital Account balance other than to contribute any amounts required under Article 8 that remain uncontributed. Notwithstanding the foregoing sentence, upon dissolution of the Partnership the General Partners shall be obligated to make a Capital Contribution to the Partnership equal to the lesser of (i) the negative aggregate balances in the General Partners' Capital Accounts after such accounts have been fully adjusted for all Partnership items pursuant to Article 15 and paragraph (c) of this Article, and
(ii) the excess of 1.01% of the total Capital Contributions made by all Partners to the Partnership over the total of all Capital Contributions made to date by the General Partners.

     (f) Responsibility of the General Partners or Trustee in Liquidating and Winding Up the Partnership. Upon dissolution and winding up of the Partnership, the General Partners or trustee, as the case may be, shall have a certified public accountant complete a review of the books and prepare an unaudited statement which shall be furnished to all Partners. The Limited Partners shall look solely to the assets of the Partnership and not to the General Partners or the trustee for the return of any portion of their capital.

     17. Limited Partners' Removal of a General Partner.

     (a) Election to Remove.

          (i) Limited Partners holding 10% of the Units of the Partnership may request, in writing to the General Partners, a vote for the purpose of removing a General Partner and/or cancelling any contract for services with it or its Affiliates, or for adding a new General Partner(s).

          (ii) Within 10 days of the General Partners' receipt of such request, the General Partners shall furnish the Limited Partners with a written ballot to vote on whether to take such action. The ballot will require that it be received by the General Partners within 30 days after the date of mailing as specified in the ballot in order to be valid and counted; and

          (iii) The affirmative Majority Vote of the Limited Partners to take such action, including Units held by Limited Partners who do not vote or whose ballots were invalid, shall be necessary to remove a General Partner and/or to cancel any contract for services with it or its Affiliates, or to add a new General Partner(s).

     (b) General Partners' Interest Upon Removal.

          (i) In the event a General Partner is removed pursuant to this Article, it shall be relieved of any and all liabilities as permitted under the Washington Uniform Limited Partnership Act.

          (ii) Upon removal, the General Partner shall be entitled to the fair market value of its interest at the time of removal as determined by an independent appraiser. The fair market value shall include prospective values under Article 15 and paragraphs (c) and (d) of Article 16, to the extent appropriate. The independent appraiser shall be mutually agreed upon by the removed Genera} Partner and a Majority Vote of the Limited Partners or a representative thereof elected by a Majority Vote of the Limited Partners. In the event the Partners cannot within 15 days of such removal agree on an appraiser, then the valuation of the removed General Partner's interest shall be submitted to arbitration in accordance with paragraph (j) of Article 20; and

          (iii) Upon removal, the removed General Partner shall be paid the value of its interest, as determined in subparagraph (b)(ii) above, in cash or by the issuance of a promissory note bearing interest at 12% per annum to be paid in five equal annual installments beginning with the end of the first fiscal year during which such removal occurs.

     (c) Withdrawal of Administrative General Partner. Notwithstanding anything else in this Agreement to the contrary, in the event (a) John S. Simmers withdraws as a joint venture partner of FN Equities Joint Venture and is not replaced by Miles Z. Gordon or another individual or entity satisfactory to the Managing General Partner in its sole discretion, or (b) John S. Simmers and Miles Z. Gordon no longer serve as directors of FN Equities, Inc., then, at the request of the Managing General Partner: (i) FN Equities Joint Venture shall immediately withdraw without compensation as Administrative General Partner of the Partnership, and shall no longer have any rights or interest in the Partnership; (ii) all compensation, all allocations of Net Income, Net Losses, other Noncash Reductions, other Noncash Additions, credits, net gains and net losses, and all Cash Available for Distribution and other distributions to which the Administrative General Partner would otherwise be entitled (including but not limited to all amounts allocable pursuant to subparagraph (a)(ii) of Article
15) (collectively, "FNEJV Compensation") shall be allocated and distributed to the Managing General Partner from the date the Managing General Partner requested that the Administrative General Partner withdraw; and (iii) the Managing General Partner shall assume all duties, responsibilities and authority previously granted to the Administrative General Partner; provided, however, that the Managing General Partner may, in its sole discretion, grant all or any portion of the FNEJV Compensation to any individual or entity, including but not limited to Messrs. Simmers or Gordon or FN Equities Joint Venture, in return for which such individual or entity shall render administrative services to the Partnership.

     18. Records and Reports.

     (a) Books and Records. The books and records of the Partnership shall be maintained in accordance with the method determined by the General Partners in their sole discretion to be in the best interests of the Partnership.

     (b) Quarterly Reports. The Limited Partners will receive quarterly reports for the first two years of Partnership operations. Such reports shall set forth all fees received by the General Partners and their Affiliates during the quarter period.

     (c) Semi-Annual Reports. The Limited Partners will receive, in addition to the quarterly reports indicated above, within sixty (60) days after the Partnership's first six-month period of operations and each six-month period following the end of the Partnership's fiscal year, an unaudited balance sheet, statement of income and cash flow statement covering such period.

     (d) Annual Report. Within one hundred twenty (120) days after the end of the Partnership's fiscal year, the General Partners shall prepare and cause to be distributed to each Limited Partner an audited statement of the Partnership's operations for such year, including a balance sheet as of the end of the fiscal year and statements of income, partners' equity and changes in financial position, a cash flow statement for such year and a report of the activities of the Partnership during such year. Said statements will be audited either according to generally accepted accounting principles and will be accompanied by an auditor's report containing an opinion of independent certified public accountants.

     (e) Additional Reports. The General Partners may distribute to Limited Partners such additional reports as they believe, in their sole discretion, are appropriate.

     (f) Tax Information. Within 75 days after the end of the Partnership's fiscal year, the General Partners shall furnish each Limited Partner such information as is necessary for the proper preparation of the Limited Partner's federal income tax returns.


     (g) Filings with Regulatory Authorities. All reports required by regulatory authorities shall be filed within a reasonable time period, including such of the above reports as are required pursuant to the rules and regulations of any applicable state securities authority.


     19. Amendment of the Certificate and Agreement of Limited Partnership.

     (a) Amendments by General Partners Without Consent of Limited Partners. The General Partners may amend this Agreement, without the consent of any of the Limited Partners, to (i) admit any Limited Partner, Substitute Limited Partner or additional Limited Partner in accordance with the provisions of Article 8 or 14, (ii) change the name and/or principal place of business of the Partnership, or (iii) cure any ambiguity, or correct or supplement any provision hereof which may be inconsistent with any other provision hereof, or to make amendments with respect to any matter or question arising under this Agreement so long as such additional provision is not inconsistent herewith; provided, however, that no amendment shall be adopted pursuant to this Article unless the adoption thereof
(i) is for the benefit of or not adverse to the interests of the Limited Partners, (ii) does not alter, adversely to the Limited Partners or any of them, the allocations of Cash Distributions, Net Income or Net Losses among the Limited Partners or between the Limited Partners and the General Partners, and
(iii) does not affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

     (b) Amendment by Majority Vote of the Limited Partners Without Consent of the General Partners. The Limited Partners may amend this Agreement pursuant to a Majority Vote of the Limited Partners without the consent of the General Partners, except that the Limited Partners may not so amend:

          (i) Any provision of this Agreement that affects the rights of or payments, allocations, compensation and reimbursements to the General Partners without the consent of the General Partners; and

          (ii) Any provision of this Agreement so as to convert a Limited Partner's interest into a General Partner's interest or otherwise modify the limited liability of Limited Partners without the consent of each Limited Partner adversely affected thereby; provided, further, that this paragraph (b) may be amended only by the consent of all of the Partners.


     (c) Amendments by General Partners with a Majority Vote of the Limited Partners. In addition to any amendment otherwise authorized herein, this Agreement may be amended by the General Partners with the consent, pursuant to a Majority Vote, of the Limited Partners; provided, however, that this Agreement may not be amended so as to convert a Limited Partner's interest into a General Partner's interest or otherwise modify the limited liability of a Limited Partner without the consent of each Limited Partner adversely affected thereby; provided further that this paragraph (c) may be amended only by the consent of all of the Partners.



     (d) Execution and Recording of Amendments. Any amendment to this Agreement adopted in accordance with the provisions of this Article or in accordance with any other provisions of this Agreement shall be executed by the Managing General Partner for itself and as attorney-in-fact for the other Partners pursuant to the power of attorney contained in paragraph (f) of Article 20 (except that any such amendment requiring the consent of a Limited Partner under paragraph (b) or
(c) above, other than the consent of a Limited Partner to the admission of an assignee of any of his or her Units as a Substitute Limited Partner, shall be executed by such Limited Partner personally, or by the Managing General Partner as attorney-in-fact for such Limited Partner under a power of attorney given expressly with respect to such amendment). After the execution of such amendment, the General Partners shall prepare and record or file any certificate or other document which may be required to be recorded or filed with respect to such amendment; either under the Washington Uniform Limited Partnership Act or under the law of any other applicable jurisdiction.


     20. Miscellaneous Provisions.


     (a) Notices. All notices or statements required to be given under this Agreement by any party to any other party shall be in writing, sent by telegram or certified mail and, if to the Limited Partners, addressed as shown opposite the signature on the Signature Page and Power of Attorney to the Subscription Agreement; if to the General Partners, addressed as follows:


          Managing General Partner:


          Northland Communications Corporation

          3500 One Union Square Building

          Seattle, Washington 98101



          Administrative General Partner:



          FN Equities Joint Venture

          3858 Carson Street, Suite 300

          Torrance, California 99503


     Notices shall be given and any applicable time shall run from the date such notice is placed in the mails or delivered to the telegraph company as to any notice given by a General Partner, and when received as to any notice given by any other party.

     Any notice to a party other than the General Partners, including a notice requiring concurrence or nonconcurrence, shall be effective, and any failure to respond binding, irrespective of whether or not such notice is actually received, and irrespective of any disability or death on the part of the notice, whether or not known to the party giving such notice.

     The address of any party hereto may be changed by written notice to the Limited Partners in the event of a change of address by the General Partners, or to the General Partners in the event of change of address by a Limited Partner; provided, that in the event of a transfer of interest hereunder, no notice to any such transferee shall be required, nor shall such transferee have any rights hereunder, until notice thereof shall have been given to the General Partners. Any transfer of interests hereunder shall not increase the duty to give notice, and in the event of a transfer of less than all of a party's interest hereunder or the transfer of interest hereunder to more than one party, notice to any owner of any portion of such transferred interests shall be notice to all owners thereof.


     (b) Applicable Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the internal laws of the State of Washington and that the Washington Uniform Limited Partnership Act as now adopted or as may be hereafter amended shall govern the partnership aspects of this Agreement.



     (c) Captions. Headings used herein are for reference purposes only and do not affect the meaning or interpretation of this Agreement.



     (d) Execution in Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had all signed the same document, and all of such counterparts shall constitute one and the same document.



     (e) Successors in Interest. Subject to the restrictions against assignment as herein contained, this Agreement shall inure to the benefit of and shall be binding upon successors in interest, personal representatives, estates, heirs, or assignees hereto.



     (f) Power of Attorney. Each Partner, including the Administrative General Partner, hereby makes, constitutes and appoints the Managing General Partner, with full power of substitution and resubstitution, his or her true and lawful attorney-in-fact, for him or her and in his or her name, place and stead and for his or her use and benefit, to sign, acknowledge, file and record: (a) this Agreement, as well as amendments thereto, under the laws of the State of Washington or the laws of any other state in which such Agreement or amendment is required to be filed; (b) any other instrument or document which may be required to be filed by the Partnership under the laws of any state or of any governmental agency, or which the General Partners deem it advisable to file;
(c) any instruments or documents which may be required to effect the continuation of the Partnership, or the dissolution and termination of the Partnership, provided such continuation or dissolution and termination are in accordance with the terms of this Agreement; (d) any instrument or documents relating to the acquisition of Partnership properties, including, but not limited to, purchase and sale agreements and loan documents relating to the financing of the acquisition of Partnership properties; (e) any instruments or documents relating to operating, management or agency agreements; (f) contracts, instruments, agreements or other documents with utilities, franchise or similar operating authorities; and (g) all agreements or other instruments required or deemed beneficial to implement the power granted to the General Partners under this Agreement.


     Each of the Partners, including the Administrative General Partner, does hereby further agree, whenever requested to do so, personally to sign, swear or affirm under oath, acknowledge and deliver any such instrument or document provided for under this paragraph (f), and to sign, swear or affirm under oath, acknowledge and deliver whatever further documents or instruments may be required by the Managing General Partner.

     The power of attorney granted hereunder to the Managing General Partner:


          (i) Is a special power of appointment coupled with an interest, is irrevocable, and shall (to the extent permitted by applicable law) survive the death or disability of the Partner;


          (ii) Shall survive the delivery of an assignment by a Limited Partner of all or any portion of his or her Units; except where the assignee thereof has been approved by the Managing General Partner for admission to the Partnership as a Substitute Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the Managing General Partner to execute, acknowledge and file any instrument necessary to effect such substitution; and

          (iii) May be exercised by the Managing General Partner for each Partner by a facsimile signature or by listing all of the Partners executing any instrument with a single signature as attorney-in-fact for all of them.


     (g) Meetings. At any time, or from time to time, Limited Partners owning ten percent (10%) or more of the Units may require, by written notice to the General Partners specifying in general terms the subjects to be considered, the General Partners to call, or the General Partners may on their own motion call, a special meeting of the Limited Partners; and the General Partners, within ten
(10) days after any such notice is received, shall give notice of such special meeting to all Limited Partners whose addresses are on record with the Partnership, including in such notice a copy of the notice requiring the call. Meetings may be held within or without the state of Washington and not sooner than five nor more than twenty days after the giving of such notice, and votes at such meetings may be accomplished either in person or by proxy.



     (h) Gender and Headings. The use of any gender herein shall be deemed to be or include the other and the use of the singular herein shall be deemed to be or include the plural (and vice versa) wherever appropriate.



     (i) Arbitration. Any controversy between the parties hereto arising out of this Agreement shall be submitted to arbitration before any arbitrator or arbitrators chosen in accordance with the rules of the American Arbitration Association. Such arbitration shall take place in Seattle, Washington unless the parties mutually agree otherwise.



     (j) No Third Party Beneficiaries. Unless explicitly stated to the contrary herein, there shall be no third party beneficiaries to this Agreement.



     21. Addresses. The addresses of the General Partners, the Original Limited Partner and the additional Limited Partners are as follows:




Managing General Partner

Northland Communications Corporation
3500 One Union Square Building
Seattle, Washington 98101

Administrative General Partner:

FN Equities Joint Venture
3858 Carson Street, Suite 300
Torrance, California 90503
Original Limited Partner:

Richard I. Clark
3500 One Union Square Building
Seattle, Washington 98101

Limited Partners:

(Set forth on attached Schedule A)

DATED as of the 3rd day of
November, 1986.


Managing General Partner:                   NORTHLAND COMMUNICATIONS
                                            CORPORATION


                                            By

                                             -----------------------------------

                                              John S. Whetzell, President


Administrative General Partner:             FN EQUITIES JOINT VENTURE



                                            By: FN Equities, Inc., General
                                                Partner


                                              ----------------------------------


                                            By

                                             -----------------------------------

                                              Its Executive Vice President


Original Limited Partner,


hereby withdrawing:                         ------------------------------------

                                            Richard I. Clark


                                            By: NORTHLAND COMMUNICATIONS


                                                CORPORATION,


                                                as attorney-in-fact

Limited Partners (as set

forth on the attached

Schedule A):                                By
                                             -----------------------------------

                                               John S. Whetzell, President

                                                                       EXHIBIT C


       PROPOSED AMENDMENT NO. 1 TO THE AMENDED AND RESTATED AGREEMENT OF

                             LIMITED PARTNERSHIP OF

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


     This amendment to the Amended and Restated Agreement of Limited Partnership (the "Amendment") of Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("NCP-Six"), is entered into by and between Northland Communications Corporation, a Washington corporation, as the managing general partner of NCP-Six, and a majority in interest of all of the limited partners of NCP-Six. The parties agree as follows:



          1. Amendment. The Amended and Restated Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, dated November 3, 1986 (the "Agreement"), is hereby amended by replacing Article 7 in its entirety with the following new Article 7:



             "7. Term of Partnership. The Partnership commenced as of the date of filing and recording the original certificate of limited partnership of the Partnership and shall continue until the date of the first of the following events:


                (a) December 31, 2007; or


                (b) Dissolution as provided in Article 16 of this Agreement."



          2. Effect of Amendment. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.


     DATED this      day of             , 2001.


                                          NORTHLAND COMMUNICATIONS CORPORATION,
                                          as both managing general partner of
                                          Northland Cable Properties Six Limited
                                          Partnership, and as attorney-in-fact
                                          for a majority in interest of the
                                          limited partners of Northland Cable
                                          Properties Six Limited Partnership.


                                          By:
                                            ------------------------------------
                                                John S. Whetzell, President

                                                                       EXHIBIT D


       PROPOSED AMENDMENT NO. 2 TO THE AMENDED AND RESTATED AGREEMENT OF

                             LIMITED PARTNERSHIP OF

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP


     This amendment to the Amended and Restated Agreement of Limited Partnership (the "Amendment") of Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("NCP-Six"), is entered into by and between Northland Communications Corporation, a Washington corporation ("Northland"), as the managing general partner of NCP-Six, and a majority in interest of all of the limited partners of NCP-Six. The parties agree as follows:



          1. Amendment. The Amended and Restated Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, dated November 3, 1986 (the "Agreement"), is hereby amended by adding a new
     Article 22 as follows:



             "22. Sale and Distribution to Northland Communications Corporation.



                "(a) Authority for Agreement. The Partnership is hereby authorized to enter into an agreement (the "Northland Agreement") with Northland Communications Corporation or its assigns ("Northland") to (i) sell to Northland the undivided portion of the franchises and operating assets of the Partnership (collectively, the "Assets") that are attributable to the Limited Partners' collective interest in the Partnership, and (ii) distribute in kind to Northland the undivided portion of the Assets that are attributable to the general partner's interest in the Partnership. The terms and conditions of the Northland Agreement shall be substantially as described in the proxy statement of the Partnership dated April 15, 2001 (the "Proxy Statement"). This Article 22 relates only to the acquisition of the Assets by Northland and shall not, in any respect, restrict or otherwise affect the authority of the general partner to sell or otherwise dispose of the Assets to unaffiliated third parties in accordance with Article 11.



                "(b) Allocation of Gain and Cash Distributions. Gain from the sale by the Partnership to Northland of the undivided portion of the Assets that are attributable to the Limited Partners' collective interest in the Partnership shall be allocated solely to the Limited Partners in accordance with paragraph 16(c) of this Agreement. Distributions on and following the Closing Date shall be made in accordance with paragraph 16(d) of this Agreement, except that any liquidating distributions to the general partner shall be in kind and shall include the in-kind distribution to Northland of the undivided portion of the Assets that are attributable to the general partner's interest in the Partnership, and any liquidating distributions to the Limited Partners shall be monetary and shall include the net proceeds from the sale to Northland. The promissory note to be paid by Northland as part of the purchase price for the Assets shall be distributed to a liquidating trust as set forth in the Proxy Statement. All other allocations of income, gain or loss and distributions of cash shall be made to all the Partners in accordance with this Agreement.



                "(c) Reports. The general partner shall not be obligated to furnish quarterly, semi-annual or annual reports pursuant to paragraph 18(b), (c) or (d) of this Agreement for the year in which such liquidation occurs."



          2. Amendment. Paragraph 16(f) of the Agreement is further amended, to be consistent with new Article 22 above, to read in its entirety as follows:



                "(f) Responsibility of the General Partner or Trustee in Liquidating and Winding Up the Partnership. The Limited Partners shall look solely to the assets of the Partnership and not to the General Partner or the trustee, as the case may be, for the return of any portion of their capital.

             Notwithstanding anything else in this Agreement to the contrary, except as provided in and in accordance with Article 22 below, no assets of the Partnership will be distributed in kind to the Partners in liquidation unless a liquidating trust or similar vehicle is used in connection with such distribution."


          3. Authorization of General Partner. The general partner is authorized to take all other and further action deemed by it necessary or appropriate to effect the foregoing, including but not limited to the creation of a liquidating trust for purposes of collecting note payments, taking all other actions generally described in the Proxy Statement, and carrying on other appropriate business following dissolution of NCP-Six.



          4. Effect of Amendment. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.


     DATED this      day of             , 2001.


                                          NORTHLAND COMMUNICATIONS CORPORATION,
                                          as both managing general partner of
                                          Northland Cable Properties Six Limited
                                          Partnership, and as attorney-in-fact
                                          for a majority in interest of the
                                          limited partners of Northland Cable
                                          Properties Six Limited Partnership.


                                          By:
                                            ------------------------------------
                                                John S. Whetzell, President

                                                                       EXHIBIT E


                              ADELPHIA TRANSACTION
                            ASSET PURCHASE AGREEMENT


                          PURCHASE AND SALE AGREEMENT


     THIS AGREEMENT, made this      day of February, 2001, by and between
NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("Seller"), and ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation ("Buyer").

                                    RECITALS

     WHEREAS, Seller owns and operates the community antenna television ("CATV") systems in and around Bennettsville, South Carolina (the "Acquired System"); and

     WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, on the terms and conditions hereinafter set forth, substantially all of the assets of Seller used in the operation of the Acquired System, except the Excluded Assets (as defined in Section 1.3).

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and each act done pursuant hereto, the parties hereto, intending to be legally bound, do represent, warrant, covenant and agree as follows:


                        1. PURCHASE AND SALE OF ASSETS.



     1.1  Transfer of Assets.


     On the Closing Date, as defined in Section 2.1, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall purchase from Seller, all of the assets of Seller of every kind and character, real, personal, tangible, intangible or mixed, used by, or held for use by, Seller in connection with the operation of, the Acquired System in existence on the Closing Date (the "Assets to be Acquired"), which shall include, but not be limited to, the following:

          (a) All items of tangible personal property owned or leased and used by Seller in connection with the operation of the Acquired System, including all equipment associated with receiving and distributing signals at the head-end sites, and all other antennas and down leads and all electronic equipment, head-end amplifiers and associated equipment, line amplifiers, aerial and underground trunk and feeder line cable, distribution plant, programming signal decoders for each satellite service which scrambles its signal, converters, housedrops, including disconnected housedrops, installed subscriber devices, utility poles (if owned by Seller), local origination equipment (wherever located), test equipment, machinery, spare equipment and parts inventory, housedrop equipment inventory, system design and engineering maps and drawings, supplies, vehicles and trailers (to be transferred under fee title and not under lease), furnishings and other personal property of any nature, and all leasehold and rights-of-way in real property, buildings and improvements and construction-in-progress, towers, fixtures, vaults and pedestals and all assets of Seller used in connection with the Acquired System.

          (b) All of the rights of Seller to, in and under any and all (i) subscription contracts with subscribers for CATV service in the Acquired System; except as provided in Section 1.3, all instruments and agreements for the purchase, sale or other receipt or distribution of programming, news, data and microwave relay signals set forth on Schedule 1.1(b); and
     (ii) all of the Franchises (as herein defined) and any franchise applications; (iii) all of the Pole Attachment Agreements (as herein defined) and all retransmission consent agreements set forth on Schedule 1.1(b); all variances, easements, right-of-way agreements, licenses, registrations, copyright notices, signal registration and other statements, construction and other permits, leases, including leases of all head-end sites, and all other contracts or agreements used in the ownership or operation of the Acquired System set forth on Schedule 1.1(b) ((i), (ii) and (iii) collectively, the "Assumed Contracts").

          (c) All refundable deposits from subscribers for converters, encoders, decoders and any related equipment, all prepaid service charges and any prepaid income items; all goodwill; all subscriber accounts receivable outstanding at the Closing Date and subsequent to Closing; and except as provided in Section 1.3, all books and records which relate to and are maintained by Seller in the ordinary course of the operation of the Acquired System (including, without limitation, subscriber records, vendor records, accounting records, accounts payable records, accounts receivable records, general ledgers and any other documents reasonably necessary to support a regulatory filing), subject to the right of Seller to have such books and records made available to Seller for a period of three years from the Closing Date.


     1.2  Assumed Liabilities.


     On the Closing Date, Buyer shall assume, by instruments of assumption reasonably satisfactory to counsel for Seller, and discharge at the Closing or as they become due and payable, the following liabilities and obligations of Seller and no others (the "Assumed Liabilities"):

          (a) All obligations of the Seller arising after the Closing Date under the Assumed Contracts and any other agreements, consents, permits and other instruments relating to the Acquired System and in existence on the Closing Date and entered into in the ordinary course of business to the extent included in the Assets to be Acquired;

          (b) All liabilities of Seller as to which Seller has accrued a liability with respect thereto which are included as a liability in the Net Liabilities Adjustment (as defined below);

          (c) All liabilities and obligations arising out of events occurring after the Closing Date related to Buyer's ownership of the Assets to be Acquired or its conduct of the business or operation of the Acquired System; and

          (d) All obligations and liabilities relating to the customer deposits and prepayments included in the Assets to be Acquired.

Buyer shall assume only those Assumed Liabilities specifically stated in this
Section 1.2 and no others. Without limiting the foregoing, Buyer shall not assume or become liable for (i) any income, profits, franchise, sales, use, occupation, property, excise, ad valorem or any other tax to which the Assets to be Acquired are subject prior to the Closing Date or to which Seller is subject, and Buyer shall not assume or become liable for any liability or tax due as a result of any contest, audit or other tax proceeding involving Seller or the Assets to be Acquired for any taxable period ending on or prior to the Closing Date, except as otherwise provided herein, (ii) any liabilities relating to the Excluded Assets, (iii) any liability for franchise fees, pole attachment fees, leasehold rentals, any obligation for wages, commissions, overtime, vacation and holiday pay, sick pay, bonuses, other employee benefits or any pension withdrawal liability, any on-going workers' compensation benefits for any accident arising prior to the Closing Date, or any obligation under any employment agreement or employment-at-will relationship other than obligations arising from and after the Closing Date, or (iv) any liability or obligation under any collective bargaining agreement, regardless of whether the liability or obligation arises prior to or after the Closing Date.


     1.3  Excluded Assets.


     Notwithstanding the foregoing, it is specifically agreed that the following assets are excluded from the Assets to be Acquired (collectively, the "Excluded Assets"):

          (a) cash on hand or in the bank or other accounts of Seller including, without limitation, customer advance payments and deposits, any and all letters of credit or other similar items and any cash surrender value in regard thereto, and any stocks, bonds, certificates of deposit and similar investments;

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          (b) the satellite programming agreements and agreements which Seller maintains with any of its respective suppliers of programming and any retransmission consents, must carry or will carry agreements which Seller maintains (collectively, the "Programming Agreements"), except those set forth on Schedule 1.1(b) (the "Acquired Programming Agreements");

          (c) all documents relating to the legal existence of the Seller;

          (d) insurance policies, surety instruments and bonds and all rights and claims thereunder;

          (e) all claims, rights and interest in and to any refunds for federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Closing Date, including, without limitation, fees paid to the United States Copyright Office and any causes of action relating to such refunds;

          (f) any books and records that Seller is required by law to retain and any correspondence, memoranda, books of account, tax reports and returns and the like related to the Acquired System, subject to the right of Buyer to have access to and to copy those related to the Acquired System for a reasonable period, not to exceed three years from the Closing Date upon reasonable notice from Buyer to Seller and at Buyer's expense, and all other books, records, and documents relating to internal company matters and financial relationships with Seller's lenders or affiliates;

          (g) all trademarks, trade names, service marks, service names, logos and similar proprietary rights of Seller whether or not used in the business of the Acquired System; provided, however, that Buyer may use Seller's trademarks and trade names in the ordinary course of business in connection with its operation of the Acquired System for a period not to exceed 60 days after the Closing Date;

          (h) all rights to receive fees or services from any affiliate of Seller;

          (i) any and all assets, agreements, rights or property owned or leased by Seller that is not used or held for use in connection with its operation of the Acquired System;

          (j) any contracts, agreements or other arrangements between Seller and any affiliate of Seller;

          (k) all choses in action of Seller whether or not relating to the Acquired System;

          (l) the assets listed on Schedule 1.3; and

          (m) all equipment, software and agreements related to Seller's customer billing system, if applicable.

           2. CLOSING DATE; PURCHASE PRICE, PAYMENT AND ADJUSTMENTS.


     2.1  Closing; Date and Location.


     The consummation of the transfer and delivery of the Assets to be Acquired to Buyer and the receipt of the consideration therefor by Seller shall constitute the "Closing." Unless otherwise mutually agreed to by the parties, the Closing shall take place at 10:00 a.m., local time, at the offices of Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania 15219. The parties will endeavor to conduct the Closing by facsimile and express mail. The parties agree to close the transactions contemplated by this Agreement on the last day of the month in which all of the conditions to Closing set forth in Sections 6 and 7 have been satisfied or waived or at such other time as may be agreed upon by Buyer and Seller. Notwithstanding the foregoing, in the event the Equivalent Basic Subscribers (as hereinafter defined) of the Acquired System is less than 4325 on the proposed Closing Date (as hereinafter defined), Seller may unilaterally delay the Closing Date until the Equivalent Basic Subscribers equal or exceed 4325, at which time the Seller shall notify the Buyer that the Equivalent Basic Subscribers equal or exceed 4325 and the Closing Date shall occur on the last day of the month during which such notice was given; provided, however, that in the event the Equivalent Basic Subscribers do not equal or exceed 4325 within two (2) weeks prior to the Termination Date (as hereinafter defined), Buyer shall select the Closing Date which shall be no later than the Termination Date. The date of the Closing
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shall constitute the "Closing Date." The effective date of the sale of the
Acquired System shall be at the close of business on the Closing Date and all prorations and allocations provided for hereunder shall be made as of the close of business on the Closing Date, except as otherwise agreed in writing by the parties. Notwithstanding the foregoing, this Agreement may be terminated pursuant to Section 12 hereof if the Closing has not occurred by December 31, 2001 (the "Termination Date"); provided, however, if Closing cannot occur because the consents or approvals from third parties identified on Schedule 3.2 have not yet been obtained, and the parties are using commercially reasonable efforts to obtain such consents or approvals, then the parties may mutually agree to extend the Termination Date to a date that is no more than forty-five
(45) business days after the Termination Date.


     2.2  Purchase Price.



     Buyer shall acquire and accept the Assets to be Acquired from Seller and shall pay to Seller the aggregate amount of Eight Million Three Hundred Eighty-Eight Thousand Dollars ($8,388,000) for the Assets to be Acquired (the "Purchase Price"), subject to adjustment pursuant to the provisions of Section 2.5.



     2.3  Payment of the Purchase Price.



     On the Closing Date, Buyer will pay an aggregate amount equal to the Purchase Price, as adjusted at Closing pursuant to the provisions of Section 2.5, in the following manner:



          (a) One Million Dollars ($1,000,000) in cash payable in immediately available funds by wire transfer to a financial institution designated in writing by Buyer, as escrow agent (the "Escrow Agent"), pursuant to the terms of an Escrow Agreement substantially in the form of Exhibit A attached hereto (the "Indemnity Escrow Agreement").


          (b) The balance of the Purchase Price in cash payable in immediately available funds by wire transfer to Seller.


     2.4  Allocation of Purchase Price.


     The Purchase Price shall be allocated among the Assets to be Acquired as set forth on Schedule 2.4. Buyer and Seller agree to take no position inconsistent with such allocation and to file all returns and reports in respect of the transactions herein contemplated, including all federal, state and local tax returns, on the basis of such allocation.


     2.5  Adjustments to the Purchase Price; Prorations.



     (a) The Purchase Price shall be: (i) decreased by an amount equal to the Net Liabilities Adjustment (as hereinafter defined) to the extent such Net Liabilities Adjustment is a positive amount as of the Closing Date; or (ii) increased by an amount equal to the Net Liabilities Adjustment to the extent such Net Liabilities Adjustment is a negative amount as of the Closing Date. For purposes hereof, the Net Liabilities Adjustment shall be the number equal to (x) the sum of all liabilities of Seller with respect to the Acquired System (as defined and determined in accordance with generally accepted accounting principles ("GAAP") except as otherwise mutually agreed to in writing by the parties (but without duplication of any such liabilities) and except that any liabilities of the Acquired System to any affiliate of Seller shall not be included as a liability) on the Closing Date which constitute Assumed Liabilities, less (y) the sum of the current assets of Seller with respect to the Acquired System (as defined and determined in accordance with GAAP except as otherwise mutually agreed to in writing by the parties and except that receivables payable from any affiliate of the Acquired System shall not be included as a current asset and except that inventory shall not be included as a current asset) on the Closing Date which are included within the Assets to be Acquired. The "Net Liabilities Adjustment" shall be determined in accordance with GAAP except as otherwise mutually agreed to in writing by the parties. Attached hereto as Schedule 2.5(a) is an example calculation of the Net Liabilities Adjustment for illustrative purposes only, prepared on the basis of good faith estimates of the current assets of Seller and the liabilities of Seller, each with respect to the Acquired System, made by Seller as if the Closing Date were December 31, 2000.

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

     Without limiting the foregoing, in connection with the determination of the Net Liabilities Adjustment:


          (i) the amount of service charges of Seller for periods after the Closing Date that have been prepaid by subscribers shall be a liability;


          (ii) the amount of unpaid pole rentals of Seller, if any, for periods on or before the Closing Date shall be a liability;

          (iii) the amount of prepaid pole rentals of Seller for periods after the Closing Date transferred to Buyer, if any, shall be a current asset;

          (iv) the amount of franchise fees of Seller payable by Buyer after Closing covering periods on or before the Closing Date shall be a liability, and the current portion of all other accrued but unpaid liabilities for periods on or before the Closing Date under all agreements which constitute Assets to be Acquired shall be liabilities;

          (v) rentals, utility charges, water and sewer charges, municipal garbage and rubbish removal charges, rents and other customarily portable items of Seller (relating to the Assets to be Acquired) shall be pro rated between Buyer and Seller in accordance with the principle that Seller shall be responsible for such charges relating to periods on or before the Closing Date and Buyer shall be responsible for such charges relating to periods after the Closing Date;

          (vi) the amount of all refundable deposits from subscribers of Seller for converters, encoders, decoders and any related equipment, and any other item prepaid by subscribers shall be a liability;

          (vii) the amount of all prepaid expenses of Seller for periods after the Closing Date which are part of the Assets to be Acquired (except for prepaid expenses related to the Excluded Assets and any insurance or bonds) shall be current assets;

          (viii) the amount Buyer shall be required to pay in order to obtain fee title to all leased vehicles of Seller which constitute Assets to be Acquired shall be liabilities;

          (ix) the copyright royalty payments to be paid after the Closing Date shall be pro rated between Buyer and Seller in accordance with the principle that Seller shall be responsible for such charges relating to periods on or before the Closing Date and Buyer shall be responsible for such charges relating to periods after the Closing Date;

          (x) the amount of any accrued but unpaid real estate taxes of Seller for periods on or before the Closing Date, as determined in accordance with
     Section 9 of this Agreement, shall be a liability;

          (xi) the prorated amount of any payments received by Seller for carriage of programming services ("Launch Support") on or before the Closing Date and which relate to continued carriage or other obligations after the Closing Date shall be a liability to the extent of the remaining life of the applicable contract. Seller agrees that Schedule 2.5(a)(xi) sets forth as of the date hereof all contracts relating to such payments;

          (xii) the amount of any liabilities assumed by Buyer which relate to accrued overtime, sick pay, vacation pay and holiday pay or other employee benefits for periods on or before the Closing Date for employees hired by Buyer pursuant to the provisions of Section 5.15 hereof shall be a liability;

          (xiii) the amount of accounts receivable, less applicable reserves, shall be a current asset; and

          (xiv) the amount Buyer shall be required to pay in order to terminate the Digital Billing Agreement referenced in Schedule 1.1(b) shall be a liability.

     (b) The Purchase Price shall be decreased by the Subscriber Shortfall (as hereinafter defined). As used herein, the term "Subscriber Shortfall" shall mean the amount equal to (i) the number by which the total number of Equivalent Basic Subscribers (as defined in Section 3.3(c)) of the Acquired System as of

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

the Closing Date is less than 4,660, multiplied by (ii) $1,800.00. In no event can the Subscriber Shortfall cause an increase in the Purchase Price.


     (c) (i) At least three business days prior to the Closing Date, Seller shall deliver to Buyer a certificate setting forth a good faith estimated calculation of the adjustments to the Purchase Price calculated as of the Closing Date pursuant to subparagraphs (a) and (b) above (the "Estimated Adjustment"), together with such supporting documentation as the Buyer may reasonably request. The Estimated Adjustment shall be used to determine the estimated adjustment to the Purchase Price pursuant to subparagraphs (a) and (b) above on the Closing Date.


     (ii) On or before 60 days after the Closing Date, Seller shall deliver to Buyer a final calculation of the adjustments calculated as of the Closing Date (the "Final Adjustment"), together with such supporting documentation as Buyer may reasonably request, which shall evidence in reasonable detail the nature and extent of each adjustment. Seller shall cooperate with Buyer and provide reasonable access to the necessary personnel and records of Seller to review the Final Adjustment.

     (iii) Should Buyer dispute Seller's Final Adjustment, Buyer shall promptly, but in no event later than 45 days after receipt of the Final Adjustment (the "Grace Period"), deliver to Seller written notice describing in reasonable detail the dispute, together with Buyer's determination as to the Final Adjustment in reasonable detail. If the dispute is not resolved by the parties within 10 business days from the date of receipt by Seller of written notice from Buyer, the parties agree to engage promptly a national independent accounting firm mutually acceptable to Seller and Buyer, which shall be a firm that is not regularly engaged by either Buyer or Seller (the "Independent Accountant") to resolve the dispute within 30 days after such engagement. The Independent Accountant's determination shall be final and binding on the parties.

     (iv) The Buyer, on the one hand, or Seller, on the other hand, shall make appropriate payment to the other of the difference between the Final Adjustment amount and the Estimated Adjustment amount within five (5) business days following either the resolution of the dispute by the parties or the receipt of the Independent Accountant's final determination, as the case may be; provided, that any amount which is not in dispute and which is payable based upon the Final Adjustment delivered by Seller hereunder shall be paid before resolution of the dispute by the parties or receipt of the Independent Accountant's final determination. All fees and costs of the Independent Accountant shall be borne pro rata by the Buyer and by the Seller in proportion to the difference between the Independent Accountant's determination of the Final Adjustment and each of the Seller's and the Buyer's determination of such adjustment divided by the sum of the two differences. If Buyer fails to notify Seller prior to the expiration of the Grace Period that it disputes Seller's Final Adjustment, Seller's Final Adjustment shall be deemed to be accepted by Buyer and shall be final and binding on the parties.


     2.6  Non-Competition Agreement.


     In consideration of the payment of $2,000.00 by Buyer and the transactions contemplated herein, Seller and Northland Communications Corporation, its Managing Partner, shall each execute and deliver to Buyer, on the Closing Date, a non-competition agreement, covering only Marlboro County, South Carolina for a term of not more than two years, substantially in the form of Exhibit B attached hereto (the "Non-Competition Agreement").

            3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

     Seller represents and warrants to Buyer as follows:


     3.1  Company Standing.


     Seller is a limited partnership duly organized and validly existing under the laws of the State of Washington. Seller has all of the requisite power and authority to own or lease all of its material assets, to own and operate the Acquired System owned and operated by it, to carry on its business as now conducted, to enter into this Agreement and to perform the terms of this Agreement. Seller is duly
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

qualified or licensed to do business as a foreign limited partnership in the State of South Carolina. For purposes of this Agreement, a "Material Adverse Effect" means a material adverse effect (whether or not covered by insurance) on the assets, liabilities, business, operations, condition (financial or otherwise), or results of operations of the Acquired System taken as a whole; provided that, notwithstanding anything to the contrary herein, a Material Adverse Effect shall not include events, changes or effects relating to or caused by (i) the transaction contemplated by this Agreement, (ii) a general economic downturn, or (iii) changes affecting the cable television or communications industries generally.


     3.2  Authorization.


     (a) Except for the approval of a majority interest of the limited partners of Seller, Seller has taken all necessary action to authorize and approve this Agreement and the Seller Transaction Documents (as defined in Section 3.2(b) below), the consummation of the transactions contemplated hereby and thereby and the performance by Seller of all the terms and conditions hereof and thereof to be performed by Seller. The execution and delivery of this Agreement and of the Seller Transaction Documents by Seller, the consummation of the transactions contemplated hereby and thereby and fulfillment of and compliance with the terms and provisions hereof and thereof do not and will not: (i) violate any provision of any judicial or administrative order, award, judgment or decree applicable to Seller or the Assets to be Acquired, or any of them; (ii) conflict with or violate any of the provisions of the certificate of limited partnership or limited partnership agreement and as amended of Seller; or (iii) conflict with, result in a breach of or constitute a default under any Assumed Contracts, subject to obtaining required consents from, or giving notices to, third parties and, excluding from the foregoing clauses (i) and (iii) such violations, conflicts, breaches and defaults which in the aggregate would not have a Material Adverse Effect. Schedule 3.2 sets forth the name of any governmental authority or other third party from whom consent must be obtained or to whom notice must be given in order for Seller to validly and lawfully perform its obligations hereunder and under the Seller Transaction Documents except where the failure to obtain any such consents or give any such notice would not have a Material Adverse Effect.

     (b) This Agreement has been, and each and every other agreement, instrument, certificate or other document to which Seller is a party that is to be executed, delivered and performed by Seller pursuant hereto (collectively, "Seller Transaction Documents"), when executed and delivered by Seller, will have been, duly executed and delivered by Seller and constitutes, or, when executed and delivered by Seller will constitute, legal, valid and binding obligations of Seller, enforceable against it in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or by general principles of equity.


     3.3  Financial Statements.


     (a) True, complete and correct copies of the audited financial statements of Seller and unaudited statements of operations for the Acquired System for the two years ended December 31, 1998 and 1999 are attached as Schedule 3.3(a) (the "Financial Statements"). The Financial Statements in all material respects present fairly all of (i) the cash flows, income, expenses, liabilities, operations, equity and assets of Seller and (ii) the cash flows, income and expenses of the Acquired System at the respective dates, subject to normal year-end audit adjustments with respect to the unaudited statements and operations for the Acquired System. All of the assets reflected in the Financial Statements and all assets acquired by the Seller since the date of the Financial Statements and, in each case, which assets are used in connection with the Acquired System, are included within the Assets to be Acquired, except the Excluded Assets and such assets as have been consumed, replaced or sold in the normal course of business or as have been destroyed by fire, act of God or other occurrence beyond the control of Seller prior to the date hereof. The Financial Statements, including the notes thereto, if any: (a) are in accordance with the respective books and records of Seller; (b) are true and correct and present fairly the financial condition of Seller as of the dates of such financial statements and its respective results of operations and cash flows for the respective periods then ended; and (c) except as indicated in the notes to such financial statements, have been prepared in accordance with GAAP, consistently applied with prior periods, and can be reconciled with the financial records maintained, and the accounting methods applied, by Seller for tax purposes. Also

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attached hereto as Schedule 3.3(a) are (i) copies of a subscriber report and accounts receivable aging for the Acquired System as of the month-end immediately preceding the date of this Agreement, which are true and correct in all material respects; and (ii) a schedule of liabilities of the Seller for the Acquired System at the month-end immediately preceding the date of this Agreement, which is true and correct in all material respects.

     (b) At December 31, 1999, the gross operating revenues of the Acquired System for the twelve months ended December 31, 1999 were not less than $2,093,000, calculated as set forth on Schedule 3.3(b). Schedule 3.3(b) sets forth information which is true and complete in all material respects, as of the month-end immediately preceding the date of this Agreement with respect to the number of Equivalent Basic Subscribers served in each Franchise area.

     (c) The term "Equivalent Basic Subscribers" shall mean the number obtained by adding (i) the number of first outlet residential non-seasonal subscribers for basic CATV service of the Acquired System who have paid the applicable connection and installation fee and have made at least one monthly payment for service at the normal monthly rate for basic service and whose accounts are not more than sixty (60) days past due from the first day of the month for which service was rendered (or, if more than 60 days past due, who owe less than $10.00) to (ii) the result obtained by dividing the aggregate of the gross monthly billing (excluding installation, connection, relocation and disconnection fees and miscellaneous rental charges for equipment such as remote control devices and converters) from bulk subscribers of the Acquired System who have paid the applicable connection fee and who have made at least one monthly payment for service at Seller's standard monthly rate of the Acquired System and whose accounts are not more than sixty (60) days past due from the first day of the month for which such service was rendered, by $21.40, which represents the average monthly service charge in effect for a first outlet residential connection for standard basic CATV service of the Acquired System. Any subscriber who has requested prior to the Closing Date that his CATV service be disconnected shall be excluded from the definition of Equivalent Basic Subscribers.


     3.4  Title to Assets.


     Except as set forth on Schedule 3.4 attached hereto, Seller has good title to all of the Assets to be Acquired, free and clear of all mortgages, liens, pledges, security interests, liens, restrictions, encumbrances or other charges of any nature whatsoever (collectively, "Liens"), except for (i) Liens for taxes that are not yet due and payable or that are being contested in good faith by appropriate proceedings; (ii) as to leased assets, interests of the lessors thereof and Liens affecting the interests of the lessors thereof; (iii) as to any parcel of real property, building restrictions, deed restrictions, rights of subsurface and mineral owners, and other Liens that are reflected in the public record and that do not, individually or in the aggregate, have a Material Adverse Effect on the merchantability of title thereto or the use thereof; and
(iv) Liens to be released in connection with Closing (collectively, "Permitted Liens"). The Assets to be Acquired, whether owned or leased, constitute all of the assets used in connection with the Acquired System as presently conducted, except for the Excluded Assets.


     3.5  The Acquired System.


     (a) To Seller's knowledge, based on information provided by Seller's predecessor: (i) the information as to the mileage of trunk and feeder plant of the Acquired System, the channel and megahertz capacity of the Acquired System and the dwelling units passed by the Acquired System plant set forth on Schedule
3.5 attached hereto are true and correct in all material respects; and (ii) there are no less than 167 miles of energized cable plant and approximately 9,090 dwelling units passed by the Acquired System. Seller has not itself, nor have any of Seller's partners, affiliates, agents or any of its employees (except to the extent that payment was made for CATV services received by them at their own dwelling), paid any of Seller's accounts receivable from subscribers of the Acquired System. Except as set forth on Schedule 3.5, since December 31, 1999 to the date of this Agreement, Seller has not changed the channel lineup of the Acquired System set forth on Schedule 3.5; added additional channels to the Acquired System; increased its subscriber rates and services set forth on Schedule 3.5; or conducted any extraordinary or unusual marketing programs, including any amnesty programs.
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

     (b) Except as set forth on Schedule 3.5,

          (i) Seller has complied with all notification and reporting provisions and all other provisions of the rules and regulations of the Federal Communications Commission ("FCC") applicable to the Acquired System; the Acquired System has been and is being operated in compliance with the Communications Act of 1934, as amended through the date hereof, including the amendments effected by the Cable Communications Policy Act of 1984, the Cable Television Consumer Protection and Competition Act of 1992, and the provisions of the Telecommunications Act of 1996 (collectively the "Cable Act") and the Copyright Act of 1976, as amended (the "Copyright Act"), and with all Rules and Regulations of the FCC and the U.S. Copyright Office. Without limiting the generality of the foregoing, each of the communities served by the Acquired System has been registered with the FCC; except as set forth on Schedule 3.5, the Acquired System has been and is being operated in compliance with the equal employment opportunity ("EEO") requirements of the FCC, and has received FCC certificates and EEO compliance for each year from 1992 through the present; all of the semi-annual and annual performance tests on the Acquired System described in Section 76.601 of the FCC Rules and Regulations have been made by Seller; the Acquired System currently meets the technical standards set forth in the FCC Rules and Regulations, including the leakage limits contained in Section 76.605(a)(11); and Seller has delivered to Buyer a copy of the most recent FCC Forms 320 filed with the FCC (Basic Signal Leakage Performance Report) for the Acquired System. Copies of the most recent signal leakage tests conducted in accordance with Section 76.611 of the FCC Rules and copies of the most recent "proof of performance" tests on the Acquired System will be made available to Buyer by Seller prior to the Closing (the "Proof of Performance Tests"). Each of the most recent signal leakage tests and the most recent Proof of Performance Test was conducted in accordance with the testing procedures set forth in Sections 76.601 and
     76.609 of the Rules and Regulations of the FCC and evidence that the Acquired System meet or exceed in all material respects all of the technical standards set forth in Section 76.605 of the Rules and Regulations of the FCC. The Acquired System is being operated in compliance with the provisions of Sections 76.610 through 76.619 of the FCC Rules and Regulations (midband and superband signal carriage); appropriate authorization from the FCC has been obtained for the use of all aeronautical frequencies in use in the Acquired System; the Acquired System is presently being operated in compliance with such authorization; Seller has provided privacy notices to subscribers of the Acquired System in accordance with the requirements of Section 631(a)(1) of the 1984 Act; and the Acquired System is in compliance with the requirements of Sections
     76.92 (Network Non-Duplication Protection) and 76.151 (Syndicated Program Exclusivity) of the FCC Rules and Regulations.

          (ii) As of the date hereof, the monthly rates charged by Seller for each service provided by Seller to subscribers of the Acquired System are set forth on Schedule 3.5. Such rates were calculated in good faith in accordance with the FCC Rules and Regulations to comply with the FCC Rules and Regulations as of the date hereof and will continue to be in compliance with the applicable FCC Rules and Regulations through the Closing Date. Seller has not received any notice that it has any obligation or liability to refund any portion of the revenue received by it from the subscribers of the Acquired System.

          (iii) There is no legal action or governmental proceeding pending or, to Seller's knowledge, any investigation or proceeding threatened (nor any basis therefor of which it is aware) for the purpose of modifying, revoking, terminating, suspending, canceling or reforming any of Seller's FCC licenses or other FCC authorizations or permits, or which might have an adverse effect upon, or cause disruption to, the operation of the Acquired System.

          (iv) The Acquired System is currently operated and maintained in accordance with the National Electrical Safety Code in all material respects and the material terms and conditions of all pole attachment agreements between Seller and any public utility, municipality or other authority which has granted such authorization.

          (v) Seller holds all FCC licenses, permits and authorizations necessary or used in connection with the operation of the Acquired System. Each such FCC license, permit and authorization is listed on Schedule 3.5, is in full force and effect, has been validly issued or assigned to Seller, accurately lists the current parameters of the facility licensed and is not subject to any special conditions or limitations. All licensed facilities owned or operated by Seller are being operated in accordance with the operating parameters of the relevant FCC license. As of the Closing Date, Seller will have obtained all required FCC consents to the assignment of all such FCC licenses to Buyer. The TVRO earth station antennas used by the Acquired System are registered with the FCC to afford protection from interference.

          (vi) Each employment unit covering the Acquired System and operated by Seller complies in all material respects with the equal employment opportunity requirements contained in the Cable Act.

          (vii) All broadcast television signals carried on the Acquired System are being carried in accordance with the requirements of the Communications Act of 1934, as amended, and FCC regulations promulgated thereunder. Seller has entered into a retransmission consent agreement with each broadcaster of television signals so identified on Schedule 3.5. Seller is carrying, pursuant to a "must-carry" request, each broadcaster of television signals so identified on Schedule 3.5. Except as set forth on Schedule 3.5, Seller has not received any notice that any broadcaster of television signals has complained regarding its channel positioning on the Acquired System.

     (c) Appropriate registration of the Acquired System has been made with the United States Copyright Office, and the Acquired System is in compliance with respect to all notices, filings and payments of copyright fees required by
Section 111 of the Copyright Act and the United States Copyright Office regulations. The copyright fees shown to be due on all Statements of Account (as amended by any required filings and/or any other corrective supplements) have been calculated in accordance with the regulations of the United States Copyright Office promulgated pursuant to the Copyright Act. Seller has not received any notices with regard to the Acquired System from the United States Copyright Office or any other person or entity either questioning any copyright filing or payment or the failure to make any copyright filing or payment, or threatening to bring suit for copyright infringement, which have not been settled and resolved.

     (d) The Acquired System is being operated in compliance in all material respects with the Rules and Regulations of the Federal Aviation Administration ("FAA"). Schedule 3.5 lists all of the existing towers of the Acquired System. Without limiting the generality of the foregoing, the existing towers of the Acquired Systems are obstruction marked and lighted in accordance with the Rules and Regulations of the FAA and FCC or are exempt from such requirements. All required authorizations, including, but not limited to, Hazard to Air Navigation determinations, for such towers have been issued by and pursuant to the Rules and Regulations of the FAA, except where the failure to have any such authorization would not have a Material Adverse Effect. Except as shown on
Schedule 3.5, Seller does not lease space on such towers to any third party. Copies of all FAA documents and correspondence relating to such towers have been delivered to Buyer.

     (e) Except as set forth in Schedule 3.5, and except for claims arising in the ordinary course of business, none of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, there are no claims pending or, to Seller's knowledge, threatened against Seller with respect to the operation of the Acquired System.

     (f) Except as set forth on Schedule 3.5, there are no unfulfilled promises or commitments for capital improvements, whether or not legally binding, which Seller has made in connection with the Acquired System, and Seller has described therein all construction and improvement programs in progress. There are no obligations or liabilities to subscribers or to other users of Seller's CATV services which are material to the business of the Acquired System, except: (i) with respect to deposits made by such subscribers or such other users; and (ii) the obligation to supply services to subscribers in the ordinary course of business, pursuant to the Franchises. Seller is not in default in respect of any material provisions of any Franchise governing relations with subscribers or other users of Seller's CATV services with respect to the

Acquired System, and no notice of any such default has been received by Seller. To Seller's knowledge, after due inquiry, no complaints have been made to Seller by subscribers of the Acquired System that, individually or in the aggregate, could have a Material Adverse Effect.

     (g) The Acquired System are in compliance in all material respects with engineering standards generally accepted in the CATV industry.

     (h) Except as set forth on Schedule 3.5, there is no free service liability to subscribers existing with respect to the Acquired System. Except with respect to deposits for converters, encoders, decoders and related equipment, and any other prepaid income item which Buyer is to receive a credit for pursuant to
Section 2.5, Seller has no obligation or liability for the refund of monies to its subscribers.

     (i) Except as set forth on Schedule 3.5, with respect to the Acquired System, Seller has not made a commitment to any franchising authority to maintain a local office in any location. Further, Seller has not made any commitment to any of the municipalities served by the Acquired System to pay franchise fees to any such municipality in excess of the amounts set forth on
Schedule 3.5.

     (j) Except as set forth on Schedule 3.5 and to Seller's knowledge, there is no overbuild of the Acquired System (or any part thereof) at present, nor any overbuild pending, and there is no overbuild threatened. In addition, except as set forth on Schedule 3.5, there is no multipoint distribution system ("MDS") or multichannel MDS ("MMDS") providing signals to the areas served by the Acquired System, nor any such MDS or MMDS service pending, and there is no MDS or MMDS service threatened.


     3.6  Franchises.


     (a) Listed and identified on Schedule 3.6 attached hereto are all of the existing governmental authorizations, and pending renewal proposals of such authorizations, for construction, upgrade, maintenance and operation of the Acquired System (individually, a "Franchise" and collectively, the "Franchises") presently held by Seller, and the political entity or authority which has granted each Franchise. All governmental authorizations necessary or required for the construction, maintenance and operation of the Acquired System have been obtained by Seller, and all material governmental authorities are listed and identified in Schedule 3.6. Each of the Franchises expires on the dates set forth on Schedule 3.6 attached hereto. Except as set forth on Schedule 3.6, none of the political entities or authorities which have granted a Franchise have been, or have applied to be, certified to regulate the CATV rates charged by Seller pursuant to the Cable Act and the FCC Rules and Regulations.

     (b) Except as set forth on Schedule 3.6,

          (i) The Franchises are validly existing, legally enforceable obligations of Seller and, to Seller's knowledge, are validly existing, legally enforceable obligations of the other parties thereto, in accordance with their terms.

          (ii) Seller is validly and lawfully operating the Acquired System under the provisions of the Franchises and applicable law.

          (iii) Seller has complied with all of the terms and conditions of the Franchises and has not done or performed any act which would invalidate or impair in any material respect its rights under, or give to the granting authority the right to terminate, the Franchises.

          (iv) There is no pending assertion or claim that operations pursuant to any Franchise have been improperly conducted or maintained, or, to Seller's knowledge, any facts or circumstances that could reasonably be expected to give rise to any such assertion or claim.

          (v) All construction of distribution plant required by any of the Franchises to be completed by the date of this Agreement has been completed in all material respects in accordance with the terms of such Franchises.

     (c) True, complete and correct copies of the Franchises, all amendments, assignments and consents thereto and the latest rate change approval, if any, to the date hereof will be delivered by Seller to Buyer within seven (7) business days of the date hereof.

     3.7  Pole Attachment Agreements.

     (a) Schedule 3.7 lists each of the agreements, ordinances, resolutions, licenses or permits granting or relating to each pole attachment agreement or similar authorization (individually, a "Pole Attachment Agreement" and collectively, the "Pole Attachment Agreements") presently held by Seller and all amendments, assignments and consents thereto of the Acquired System. Each of the Pole Attachment Agreements and their amendments, assignments and consents thereto have been furnished by Seller to Buyer. To the knowledge of Seller, all of the Pole Attachment Agreements are validly existing, legally enforceable obligations of the parties thereto in accordance with their terms, and Seller is validly and lawfully operating the Acquired System under the Pole Attachment Agreements and has CATV pole attachment rights under each Pole Attachment Agreement. Except as would not cause a Material Adverse Effect, Seller has complied with all of the terms and conditions of the Pole Attachment Agreements to which it is a party, and has not done or performed any act which would invalidate or impair its rights under the Pole Attachment Agreements. To the knowledge of Seller, there is no pending assertion or claim against Seller that operations pursuant to any Pole Attachment Agreement have been improperly conducted or maintained. To the knowledge of Seller, there have been no audits or investigations conducted by any of the parties to the Pole Attachment Agreements during the one year preceding the date of this Agreement. All fees due and payable under the Pole Attachment Agreements have been paid or Seller has accrued a liability with respect thereto which will be included as a liability in the computation of the Net Liabilities Adjustment.

     (b) All rearrangement work on the poles and/or all pole changeout work requested of Seller prior to the date hereof by any grantor of a Pole Attachment Agreement has been completed or, if in progress, will be completed by the Closing Date, or if not completed, an adequate reserve has been accrued therefor by the Seller.

     3.8  Head-end Sites and Office Locations.

     (a) All of the real property owned and utilized by Seller is described on
Schedule 3.8 attached hereto. Except as otherwise described on Schedule 3.8, Seller has good and marketable title in fee simple to all such real property, free and clear of all Liens, except for minor exceptions to title which do not affect the use of, or merchantability of title to, the property in the Acquired Systems and except for Permitted Liens. A copy of the deeds pursuant to which Seller acquired such real property and any title insurance policies related thereto, if any, have been furnished by Seller to Buyer.

     (b) All real property leases and material rights of way (other than rights of way of franchising authorities, governmental authorities, utilities and easements dedicated for "compatible uses", as such term is defined under the Cable Act) used by Seller in the operations of the Acquired System are listed on
Schedule 3.8 (the "Leases and Rights of Way"). Except as set forth on Schedule 3.8, Seller has a valid and subsisting lease for and leasehold interest in and right of way to all of the real property not owned by Seller, and used as head-end sites or office locations for the Acquired System. In addition, except as set forth on Schedule 3.8 or where the failure to do so would not have a Material Adverse Effect, Seller has a valid and subsisting right-of-way agreement, whether public or private, for all of the real property crossed by its CATV plant. Except as disclosed on Schedule 3.8 attached hereto, (i) all Leases and Rights of Way are fully assignable by Seller, and (ii) all written Leases or memoranda of leases with respect thereto are in recordable form. True, correct and complete copies of each of such Leases, written Rights of Way, all amendments, assignments and consents thereto have been furnished by Seller to Buyer, and each of such Leases and Rights of Way is described on Schedule 3.8. Seller has duly complied in all material respects with all of the terms and conditions of such Leases and Rights of Way and has not done or performed or failed to perform any act which would impair in any material respect its rights under such Leases or Rights of Way.

     3.9  Other Material Contracts and Leases.

     Schedule 3.9 sets forth each contract, agreement, lease, permit, license, fiber lease, microwave agreement or commitment, including pole line agreements, whether written or oral, affecting or relating to the Acquired System and requiring payments by or to Seller in the aggregate annual amount in excess of $10,000, other than the Excluded Assets, the Franchises, the Pole Attachment Agreements, the Leases and the Rights of Way as set forth on Schedule 3.9 (the "Agreements"). Each of the Agreements is in full force and effect in accordance with its terms. Without limiting the foregoing, the Acquired System and all equipment and real property used in connection therewith are now being utilized, operated and maintained in conformity in all material respects with the provisions of the Agreements, and in compliance with all other applicable laws and regulations (including zoning regulations) and the orders, rules and regulations of the FCC and of any government or governmental agency or authority having jurisdiction with respect thereto except where any such failure would not cause a Material Adverse Effect. Seller has not in any material respect failed to so utilize, operate and maintain the Acquired System in a manner which could now or hereafter result in cancellation or termination of, or liability for damages under, the Agreements, nor is Seller in default in any material respect. Seller is not in default in the performance of one or more of its obligations pursuant to the Agreements except where any such default would not have a Material Adverse Effect.

     3.10  Agreements with Employees.

     (a) Except as set forth on Schedule 3.10, Seller is not a party to any employment agreement, written or oral, with respect to any employee of the Acquired System which cannot be terminated at will by Seller, and, except for standard medical and dental insurance, and except as set forth on Schedule 3.10, Seller has not had and currently does not have any pension or profit sharing or other employee benefit plan for employees of the Acquired System. True, correct and complete copies of all agreements and plans listed on Schedule 3.10 have heretofore been delivered by Seller to Buyer.

     (b) The names, titles and rates of compensation of all of the employees of the Acquired System will be made available to Buyer at least sixty (60) days prior to the Closing.

     (c) Seller's policy with respect to the amount of vacation time earned by employees of the Acquired System is set forth on Schedule 3.10.

     3.11  Litigation or Judgments.

     Except as set forth on Schedule 3.11, and except for any investigations or rule making proceedings affecting the cable industry generally, there is no litigation, at law or in equity, or any proceedings before any commission, agency or other governmental authority, pending or, to Seller's knowledge, threatened against the Acquired System or the Seller, which could give rise to a Material Adverse Effect, and, to Seller's knowledge, no facts or circumstances exist which could reasonably be expected to give rise to any such litigation or proceedings.

     3.12  Tax Returns and Payments.

     Seller has timely and properly filed or caused to be filed all tax returns which it is or has been required to file on or prior to the date hereof in connection with the operation of the Acquired System, by any jurisdiction to which it is or has been subject, all such tax returns were true, correct and complete in all material respects at the time of filing. All income, unemployment, social security, franchise, property and other taxes levied, assessed or imposed upon Seller in connection with the operation of the Acquired System by the United States, or any state, or governmental sub-division of either, to the extent due and payable, have been paid to date, and no liability exists for deficiencies, except for any such taxes that are being contested in good faith. Except as set forth on Schedule 3.12 attached hereto, there are no tax audits pending nor any outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state or local income tax return of Seller in connection with the operation of the Acquired System for any period. To Seller's knowledge, no tax deficiencies have been determined, nor proposed tax assessments charged, against Seller in connection with the operation of the Acquired System (nor is there any reasonable basis therefor). Seller has made or caused to be made all withholdings of taxes required to be made in connection with the operation of the Acquired System, and such withholdings have either been paid to the appropriate governmental agency or set aside in appropriate accounts for such purpose.

     3.13  Compliance with Laws.

     Seller is in material compliance with all applicable federal, state and local laws, rules, regulations, orders, writs, injunctions, ordinances or decrees of any governing authority, federal, state or local court, or of any municipal or governmental department, commission, board, bureau, agency or municipality having jurisdiction over it or the Acquired System (or any part thereof) in connection with the operation of the Acquired System, except where the failure to be in compliance would not have a Material Adverse Effect.


     3.14  Adverse Developments.


     Since December 31, 1999, no event or condition has occurred which:

          (a) would reasonably be expected to have a Material Adverse Effect; or

          (b) has resulted in any material damage, destruction, loss or other casualty to the Acquired System, however arising and whether or not covered by insurance.


     3.15  Condition of Assets to be Acquired and Insurance.


     (a) The Assets to be Acquired are in working condition, reasonable wear and tear excepted. To Seller's knowledge, none of the cable used in the Acquired System requires any rearrangement or "make ready" costs other than those costs accrued for as a liability in the Net Liabilities Adjustment. The Assets to be Acquired include such spare parts as are reasonably necessary in order to permit the operation of the Acquired System without material interruption for a thirty
(30) day period. The Assets to be Acquired are and have been insured or self-insured, and any such insurance policies are in full force and effect, are on an "occurrence" basis, and are in terms and scope and amounts which are customary in accordance with industry standards for CATV systems of comparable size. Copies of any such policies will be delivered to Buyer upon written request. Seller has not received any notice of cancellation with respect thereto. During the past one year, no application by Seller for insurance with respect to the Assets to be Acquired has been denied for any reason.

     (b) Seller has taken reasonable action to assess whether the Seller Systems (as defined below) are designed, developed and implemented in such a manner that such Seller Systems will not generate invalid and/or incorrect date-related results or cause any of the problems commonly referred to as "Year 2000 problems." During the period commencing on the date hereof and ending on the Closing Date, Seller will continue to take such action and use its commercially reasonable efforts to remediate all such results and problems. As used herein, "Seller Systems" means all of the software, hardware, embedded chips, communications and similar systems used in connection with the operation of the Acquired System and included in the Assets to be Acquired, whether owned or licensed by Seller.


     3.16  Patents, Trademarks and Copyrights.


     Seller does not possess any patent, patent right, trademark or copyright, nor is it a party to any license or royalty agreement with respect to any patent, trademark or copyright, except for licenses and consents respecting program material and obligations under the Copyright Act applicable to CATV systems generally, which licenses are all of the intellectual property rights (other than Excluded Assets) necessary to conduct the business of the Acquired System.


     3.17  Labor Relations.


     Seller is not a party to any collective bargaining agreement in connection with the operation of the Acquired System. This Agreement and the transactions contemplated hereunder shall not obligate Buyer to recognize any union or to assume any collective bargaining agreement that applies to Seller's employees. There currently are not, nor in the past five (5) years have there been, any grievances, unfair labor practice claims, disputes or controversies with any union, or threats of strikes, work stoppages or any pending demands for collective bargaining by any union in connection with the operation of the Acquired System. Seller has received no notice of any grievances, unfair labor practice claims, disputes or controversies with any other organization of Seller's employees, or threats of strikes, work stoppages or any pending demands for collective bargaining by any such organization in connection with the operation of the Acquired System.


     3.18  Right of First Refusal.


     Except as set forth on Schedule 3.18, no person or entity has any option, warrant or right of first refusal to purchase either the Acquired System (or any part thereof) or any of the Assets to be Acquired.


     3.19  Environmental Matters.



     Except as set forth on Schedule 3.19, Seller has been and is in compliance with all applicable federal, state and local laws, regulations and ordinances relating to protection of human health and safety and the environment ("Environmental Laws"), including those related to hazardous substances, wastes, discharges, emissions, disposals, dumping, burial or other forms of disposal, except where the failure to be in compliance would not have a Material Adverse Effect. There are no current or pending claims, administrative proceedings, judgments, declarations or orders relating to violations of Environmental Laws or to the presence of Hazardous Substances (as defined by the Environmental
Laws) on, in or under the owned or, to the knowledge of Seller, leased real property of Seller of the Acquired System. No hazardous waste in quantities that violate any Environmental Laws has been dumped, buried, discharged or disposed of on, in or under the owned or leased real property of Seller of the Acquired System by Seller or, to the knowledge of Seller (including the knowledge of Seller's general managers), by any other person or entity. Neither Seller nor, to Seller's knowledge, any third party has installed or placed on, under or in the owned real property or the leased real property constituting a part of the Assets to be Acquired: (i) any treatment, storage, recycling or disposal facility for any hazardous waste as that term is defined under 40 CFR Part 261 or any state equivalent; (ii) any underground storage tanks, in use or abandoned; or (iii) any polychlorinated biphenyls (PCBs) in any hydraulic oils, transformers, capacitors or other electrical equipment.



     3.20  Restoration.


     No material restoration, repaving, repair or other work is required to be made by Seller to any street, sidewalk or abutting or adjacent area pursuant to the requirements of any ordinance, code, permit, easement or contract relating to the installation, construction or operation of the Acquired System. No property of any person or entity has been damaged, destroyed, disturbed or removed in the process of construction or maintenance of the Acquired System which has not been, or will not be, prior to Closing, repaired, restored or replaced, or, if not repaired, restored or replaced, for which an adequate reserve has not been accrued by the Seller prior to Closing.


     3.21  Disclosure.


     No representation or warranty by Seller in this Agreement or any Schedule or Exhibit, or any statement, list or certificate furnished or to be furnished by Seller pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.


     3.22  No WARN Obligation.


     No notices to employees of Seller are required under the Federal Worker Adjustment and Retraining Notification Act as a result of the transactions contemplated hereby.

             4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER.


     Buyer represents and warrants to Seller that the following representations and warranties are true and correct as of the date hereof and will also be true and correct on the Closing Date:


     4.1  Status, Power and Authority.


     Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the power and authority to own and lease its properties and to conduct its business as currently conducted and to enter into this Agreement and to perform the terms of this Agreement. Buyer is duly qualified or licensed to do business and is in good standing in the State of Delaware, and Buyer or its assignee will be, at the appropriate time, qualified or licensed to do business as a foreign corporation in the State of South Carolina.


     4.2  Authorization of Agreement.



     (a) Buyer has taken all necessary action to authorize and approve this Agreement and the Buyer Transaction Documents (as defined in this Section 4.2(a)), the consummation of the transactions contemplated hereby and the performance by Buyer of all of the terms and conditions hereof and thereof on the part of Buyer to be performed. The execution and delivery by Buyer of this Agreement and each and every other agreement, instrument, certificate or document to which Buyer is a party that is to be executed, delivered and performed by Buyer pursuant thereto (collectively, "Buyer Transaction Documents"), and the consummation of the transactions contemplated hereby, do not and will not: (i) violate any provisions of any judicial or administrative order, award, judgment or decree applicable to Buyer, or (ii) conflict with any of the provisions of the charter documents of Buyer, or (iii) conflict with, result in a breach of or constitute a default under any material agreement or instrument to which Buyer is a party or by which it is bound.


     (b) This Agreement and the Buyer Transaction Documents, when executed and delivered by Buyer, will have been duly authorized, executed and delivered by Buyer, and this Agreement constitutes, and the Buyer Transaction Documents, when executed and delivered by Buyer, will constitute, legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.


     4.3  Litigation.


     There is no litigation, at law or in equity, or any proceedings before any commission or other governmental authority, pending or, to the knowledge of Buyer, threatened against Buyer which could reasonably be expected to impair the ability of Buyer to consummate the transactions contemplated by this Agreement.

     4.4  Disclosure.

     No representation and warranty by Buyer in this Agreement or any Schedule hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

     4.5  Sufficient Funds.

     Buyer has available and will have available on the Closing Date sufficient unrestricted funds to enable it to consummate the transactions contemplated hereby.

         5. CONDUCT OF BUSINESS OF ACQUIRED SYSTEM PENDING CLOSING AND


                             ADDITIONAL COVENANTS.


     Seller and Buyer covenant and agree that from the date hereof to and including the Closing Date:

     5.1 Maintenance of Business. Except as otherwise contemplated by this Agreement, disclosed on Schedule 5.1 or with the prior written consent of Buyer:

          (a) Seller shall continue to operate and maintain the Acquired System and the Assets to be Acquired (including the maintaining of a level of inventory of spare equipment and parts which is adequate for the continued operation of the Acquired System for a 30-day period and the making of capital expenditures (other than those relating to repairs, rebuilds and upgrades)), and shall keep all of its business books, records and files, all in the ordinary course of business in accordance with past practices consistently applied. Seller shall not sell, transfer or assign any of the Assets to be Acquired except in the ordinary course of business and for full and fair value.

          (b) Seller shall not permit the creation of any Lien on any of its assets that would survive the Closing other than Permitted Liens. Seller shall not initiate or otherwise cause any other person to initiate any action to amend or cancel, and shall use its commercial reasonable efforts not to permit any other person to take any action to amend or cancel, any of the Franchises, the Pole Attachment Agreements or the Assumed Contracts without the prior written consent of Buyer, except that, without such consent, Seller may conclude pending Franchise renewals on terms substantially similar to pending renewal proposals.


          (c) Promptly after becoming aware thereof, Seller shall notify Buyer of any action taken or proposed to be taken by a person other than Seller to amend or cancel any of the Franchises, the Pole Attachment Agreements or the Assumed Contracts. Seller shall not enter into any contract or commitment nor incur any indebtedness or other liability or obligation of any kind relating to the Acquired System for which Buyer will have any liability after the Closing which is not in the ordinary course of business in accordance with past practices without the prior written consent of Buyer.


          (d) Seller shall not permit any of its general partners, agents, employees or affiliates to pay any of Seller's accounts receivable from subscribers of the Acquired System outstanding on the date hereof. Notwithstanding the foregoing, such persons shall be permitted to make payment for CATV services received by them at their own dwellings.

          (e) Without the prior written consent of Buyer, which consent shall not be unreasonably withheld, delayed or conditioned, Seller shall not, except as otherwise required by law (including the requirement to comply with must-carry requests): (i) change the channel lineup of the Acquired System; (ii) add additional channels to the Acquired System, except for channels added at the request of a franchising authority as part of the process of renewing a Franchise (in which event, Seller shall give Buyer written notice of the addition of such channels); (iii) change its subscriber rates (provided, however, that if Seller is required to change its subscriber rates pursuant to a regulatory order, Seller may do so without the consent of Buyer upon 30 days' prior written notice); or (iv) conduct any extraordinary or unusual marketing or collection programs, including, without limitation, any amnesty programs, or any extraordinary collection practices which might adversely affect customer relationships.

          (f) Seller shall comply in all material respects with all laws, rules and regulations of federal, state, city and local governments. Seller shall not violate the terms of any lease or contract connected with the operation of the Acquired System or with the utilization of the Assets to be Acquired. Seller shall not grant any increase in the rate of wages, salaries, bonuses or other remuneration of any employee of the Acquired System, except as consistent with past practice.


     5.2  Insurance.


     Seller shall maintain in full force and effect until Closing any existing insurance policies or comparable replacements to cover and protect the Assets to be Acquired against damage or destruction.

     5.3  Organization.

     Seller shall use commercially reasonable efforts consistent with sound business judgment to preserve intact its present business and organization, to retain the services of its present employees, to preserve its relationships with subscribers, suppliers and others having business relationships with it and to maintain the goodwill enjoyed within the municipalities serviced by the Acquired System.

     5.4  Access for Investigation.

     Upon reasonable advance notice and at Buyer's expense, Seller shall afford Buyer and its representatives reasonable access during normal business hours to the properties, plant and equipment and to the books and records of Seller relating to the Acquired System in order that Buyer shall have full opportunity to investigate the business affairs of the Acquired System.

     5.5  Notice.

     (a) Promptly upon Seller becoming aware of the occurrence of, or the impending or threatened occurrence of, any event which would cause any of the representations or warranties of Seller contained herein, or in any Schedule or Exhibit, to be inaccurate in any material respect, Seller shall give detailed written notice thereof to Buyer and shall use its commercially reasonable efforts to prevent or promptly remedy the same.

     (b) Seller shall refrain from knowingly taking, and shall use its commercially reasonable efforts to refrain from knowingly suffering or permitting, any action which would render untrue in any material respect any of the representations or warranties of Seller contained herein.

     5.6  Consummation of Agreement.

     Seller and Buyer each shall use commercially reasonable efforts to perform and fulfill all obligations and conditions on their respective parts to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be fully carried out.

     5.7  Cooperation.

     Seller and Buyer shall cooperate with each other, to the extent not inconsistent with their respective obligations hereunder, in apprising the municipalities serviced by the Acquired System and the utility companies which have issued the Pole Attachment Agreements of the sale of the Acquired System to Buyer in such manner as to preserve the goodwill of such municipalities and utility companies.

     5.8  Accounts List.

     Prior to the Closing Date, Seller shall deliver to Buyer a list of all persons to whom Seller makes recurring periodic payments in connection with the business and operations of the Acquired System (the "Accounts List"), except for persons to whom Seller makes recurring periodic payments in connection with any Excluded Asset. Each individual entry set forth on the Accounts List shall list the name and address of each account creditor and the approximate average amount and approximate frequency of the recurring periodic payments paid to each such account creditor. Seller shall use its reasonable efforts to ensure the accuracy and completeness of the Accounts List in all material respects.

     5.9  FCC Approval.

     Seller shall make application to the FCC for the consent and approval of the FCC to the transfer of the ownership and operation of any FCC licenses of the Acquired System from Seller to Buyer.

     5.10  Certificates.

     On or before the Closing Date, Seller shall deliver to Buyer a Certificate of Existence issued by the Secretary of State of Washington as to Seller's existence in such state and a Certificate of Existence issued by the Secretary of State of South Carolina as to Seller's existence in such state.

     5.11  Programming Agreements.

     Seller shall take all reasonably necessary actions to cancel and terminate the Programming Agreements or those portions of the Programming Agreements that relate to the Acquired System effective as of the Closing Date, except those Programming Agreements listed on Schedule 1.1(b). Buyer and Seller shall prepare a joint notice to be sent to one or more programmers with whom Seller has entered into a Programming Agreement with respect to the Acquired System (the "Programming Notices"); provided, however, that Programming Notices need not be sent to those programmers listed on Schedule 5.11, each of which do not require such Programming Notices.

     5.12  Third-Party Consents.

     (a) As soon as practicable, but not later than 21 days after the date of this Agreement, Buyer and Seller shall each make any and all filings that are required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the transactions contemplated hereby. The filing fees required by the HSR Act shall be shared equally by Buyer and Seller. The parties shall each furnish the other such necessary information and reasonable assistance as the other may request in connection with its preparation of the necessary filings or submission pursuant to the HSR Act. If the Federal Trade Commission ("FTC") or the Department of Justice ("DOJ") requests additional information from the parties or imposes any condition upon the transactions contemplated hereby, the parties will cooperate with each other, the FTC and the DOJ.

     (b) Seller, at its sole cost and expense, shall make such applications to the Franchise authorities and other third parties identified on Schedule 3.2 whose consent or approval is required for the consummation of the transactions contemplated hereby, and shall otherwise use its commercially reasonable efforts to obtain such consents and approvals prior to the Closing. In no event shall Seller be required, as a condition of obtaining such consents, to expend any monies on, before or after the Closing Date (other than expenses typically incurred in connection with the efforts to obtain such consents), or to offer or grant any accommodations or concessions adverse to Seller or to engage in litigation or other adversarial proceedings. Buyer shall use its commercially reasonable efforts to assist Seller and shall take such actions as may reasonably be necessary in obtaining such consents and approvals and shall cooperate with Seller in the preparation, filing and prosecution of such applications. The parties agree to use commercially reasonable efforts to obtain such consents and approvals in writing and in form and substance reasonably acceptable to Buyer, including a provision permitting Buyer to transfer the underlying Franchise or agreement to an affiliate of Buyer and to collaterally assign the Franchise or agreement to Buyer's lenders; provided, however, that
(i) such affiliate agrees in writing to be bound by any obligations in connection therewith, and (ii) the inclusion of either of such provisions does not otherwise cause such consent or approval to otherwise be withheld, delayed or otherwise conditioned. Seller shall not agree to any materially adverse change in any Franchise as a condition to obtaining any consent or approval necessary for the transfer of such Franchise unless Buyer shall otherwise consent in writing. Buyer agrees that it shall not, without prior written consent of Seller (which consent will not be unreasonably delayed, withheld or conditioned), seek amendments or modifications to Franchises or agreements. Buyer shall furnish Seller with copies of such documents and information with respect to Buyer, including financial information and information relating to cable and other operations of Buyer and its affiliated or related companies, as Seller may reasonably request in connection with obtaining any of such consents or approvals or as may be reasonably requested by any Franchise authority or other third party in connection with obtaining any consent or approval. Seller's obligations hereunder with respect to obtaining any consent or approval shall be satisfied if Buyer has executed a new franchise or contract with the respective Franchise authority or other third party or if such Franchise authority or other third party has indicated in writing that it is willing to execute a new franchise or contract with Buyer.

     5.13  FCC and Other Regulatory Compliance.

     Seller shall consult with Buyer prior to implementing any subscriber rate changes in connection with the Acquired System relating to the implementation of any FCC regulations, except as otherwise provided in Section 5.1 hereof. On the Closing Date, the Acquired System shall be in material compliance with all requirements of the FCC rules and regulations.

     5.14  Approval of Lessors.

     Seller shall use its commercially reasonable efforts to obtain the consent of each lessor of real property relating to the Acquired System listed on
Schedule 3.2 as being required to consent to the assignment to Buyer of any lease. Seller shall use its commercially reasonable efforts to obtain a certificate from the lessor under each lease for real property relating to the Acquired System to which Seller is a party and which is listed on Schedule 3.8 certifying that: (a) the lease is validly existing and in full force and effect; and (b) all payments under the lease due and payable prior to the date of such certificate have been paid in full.

     5.15  Employees.

     Seller shall terminate all of its employees of the Acquired System that Buyer notifies Seller it intends to offer employment, effective immediately prior to Closing. Seller shall remain solely responsible for any termination benefits to which any of the employees is entitled by reason of such termination whether or not such person is subsequently employed by Buyer. Buyer shall have no obligation to offer employment to any of the employees of Seller. Buyer shall notify Seller at least fifteen (15) days prior to the Closing Date of those employees to whom Buyer intends to offer employment and Buyer shall notify each such employee at least five days prior to the Closing Date. Seller shall refrain from making any statements or communications to its employees regarding subsequent employment by Buyer or Buyer's employment policies without Buyer's prior written consent.

     5.16  Rights-of-Ways.

     On or before the Closing Date, Seller shall deliver to Buyer valid and subsisting written right-of-way agreements listed on Schedule 5.16 and necessary to conduct business as currently conducted.

     5.17  Bulk Transfer.

     Buyer acknowledges that Seller has not and will not file any transfer notice or otherwise complied with applicable bulk transfer laws, and the parties agree to waive compliance with same.

     5.18  Title Insurance.

     Seller shall cooperate with Buyer if Buyer elects to obtain title insurance policies or surveys (including any environmental impact statements) on any real property owned in fee or leased included as part of the Assets to be Acquired. Buyer shall have the sole responsibility for obtaining and paying for such policies and surveys.

                       6. CONDITIONS TO CLOSING -- BUYER.

     6.1  Conditions to Obligations of Buyer.

     The obligations of Buyer to consummate the transactions contemplated by this Agreement at Closing shall be subject to the satisfaction of the following conditions precedent, except to the extent waived by Buyer in writing:

          (a) All of the representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time (except for individual representations or warranties that expressly provide therein that they are made at and as of a certain date), and Seller shall have performed and be in compliance in all material respects with all of the covenants, agreements, terms and provisions set forth herein on its part to be observed or performed.

          (b) Since the date of this Agreement, there shall not have occurred any Material Adverse Effect.

          (c) The consents required from all governmental agencies and other third parties to Buyer's acquisition of the Acquired System identified on
     Schedule 3.2 shall have been granted or obtained, except where the failure to obtain any such consent would not have a Material Adverse Effect.

          (d) On the Closing Date, no suit or action or other proceeding shall be pending or threatened before any court or other governmental agency against Seller or Buyer in which the consummation of the transactions contemplated by this Agreement are sought to be enjoined.

          (e) All notification and report forms required to be filed on behalf of the parties to this Agreement with the FTC and the DOJ under the HSR Act and rules shall have been filed, and the waiting period required to expire under the HSR Act and rules, including any extension thereof, shall have expired or early termination of the waiting period shall have been granted.

          (f) The total number of Equivalent Basic Subscribers of the Acquired System as of the Closing Date shall not be less than 4325.

          (g) Seller shall have delivered to Buyer:


             (i) the Indemnity Escrow Agreement duly executed by Seller;


             (ii) the Non-Competition Agreement duly executed by Seller and Northland Communications Corporation;

             (iii) an opinion of Cairncross & Hempelmann, P.S., counsel for Seller, dated the Closing Date and substantially in the form of Exhibit C attached hereto;

             (iv) an opinion of Cole, Raywid & Braverman, FCC counsel for Seller, dated the Closing Date and substantially in the form of Exhibit D attached hereto;

             (v) One or more Officer Certificates, dated as of the Closing Date, in form and substance reasonably satisfactory to Buyer, certifying:


                (A)  that the conditions set forth in each of the provisions of
           Section 6.1(a), (b) and (c) of this Agreement have been satisfied in full;


                (B) that the resolutions of the General Partner (a copy of which shall be attached to the Certificate) authorizing the execution, delivery and performance of the Seller Transaction Documents and the sale of the Assets to be Acquired and the transactions contemplated hereby have been approved and adopted;

                (C) the Certificate of Formation of Seller (a copy of which shall be attached to the Certificate), certified by the Secretary of State of the State of Washington;


                (D) the Bylaws of the Seller (a copy of which shall be attached to the Certificate);


                (E) a Certificate of Existence of Seller from the State of Washington and from the State of South Carolina (a copy of each which shall be attached to the Certificate and which shall not be dated more than thirty (30) days prior to Closing) as set forth in Section 5.10; and

                (F) a certificate of incumbency executed by the secretary and each of the officers of Seller executing this Agreement and the documents delivered hereunder.

             (vi) at Seller's expense, at least two (2) weeks prior to the Closing Date, as they relate to the Acquired System, lien searches dated not more than forty (40) days prior to the Closing Date showing all UCC-1 financing statements filed with any filing offices wherein Seller is named a debtor, all federal, state or local tax liens filed against the Seller, all recorded mortgages naming Seller as a mortgagor, all unsatisfied judgments naming Seller as a judgment debtor and all pending litigation in which Seller is a defendant, all of which shall be released or terminated prior to or at the Closing;

             (vii) the Programming Notices described in Section 5.11, duly executed by Seller;

             (viii) a commitment or commitments for owner's title insurance with respect to real estate owned by Seller as part of the Assets to be Acquired, issued by a nationally reputable entity, in form reasonably satisfactory to Buyer, dated not more than sixty (60) days prior to the Closing Date (provided that any insurance shall be obtained at Buyer's cost);

             (ix) the matters described in Section 8 hereof or any documents or other items required to be delivered hereunder to Buyer at or prior to Closing shall have been delivered; and

             (x) financial statements of Seller for the six (6) month period ended June 30, 2000.

                      7. CONDITIONS TO CLOSING -- SELLER.


     7.1  Conditions to Obligations of Seller.


     The obligations of the Seller to consummate the transactions contemplated by this Agreement at Closing shall be subject to the satisfaction of the following conditions precedent, except to the extent waived by Seller in writing:


          (a) All of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time (except for individual representations and warranties that expressly provide therein that they are made at and as of a certain date), and Buyer shall have performed and be in compliance in all material respects with all of the covenants, agreements, terms and provisions set forth herein on its part to be observed and performed.


          (b) On the Closing Date, no suit or action or other proceeding shall be pending or threatened before any court or other governmental agency against Seller or Buyer in which the consummation of the transactions contemplated by this Agreement are sought to be enjoined.

          (c) All notification and report forms required to be filed on behalf of the parties to this Agreement with the FTC and the DOJ under the HSR Act and rules thereunder shall have been filed, and the waiting period required to expire under the HSR Act and rules thereunder, including any extension thereof, shall have expired or early termination of the waiting period shall have been granted.

          (d) At a time mutually agreed to by Buyer and Seller, Buyer, directly and through its representatives, shall be afforded an opportunity to conduct such financial, legal, operating and managerial due diligence review of Seller as Buyer deems appropriate. In connection thereto, Seller's personnel, auditors and counsel shall use its reasonable best efforts to cooperate with this due diligence review. The results of such due diligence review, however, will not be a condition to Seller's obligations to close.

          (e) Buyer shall have delivered to Seller:


             (i) One or more Officer Certificates, dated as of the Closing Date, in form and substance reasonably satisfactory to Seller, certifying:



                (A) to the effect that the conditions set forth in Section 7.1(a) of this Agreement have been satisfied in full;


                (B) that the resolutions of the Buyer's board of directors (a copy of which shall be attached to the Certificate) authorizing the execution, delivery and performance of the Buyer Transaction Documents and the purchase of the Assets to be Acquired and the transactions contemplated hereby have been approved and adopted;

                (C) a Certificate of Good Standing of Buyer from the State of Delaware (a copy of which shall be attached to the Certificate and which shall not be dated more than thirty (30) days prior to Closing); and


                (D) a certificate of incumbency executed by the secretary and each of the officers of Buyer executing this Agreement and the documents delivered hereunder.


             (ii) the Purchase Price, as adjusted in accordance with Section
        2.5;

             (iii) an opinion from counsel for Buyer, dated the Closing Date and substantially in the form of Exhibit E attached hereto;

             (iv) assumption documents in form and substance reasonably satisfactory to Seller pursuant to which Buyer shall have assumed the Assumed Liabilities;

             (v) the Programming Notices described in Section 5.11, duly executed by Buyer; and

             (vi) The Indemnity Escrow Agreement duly executed by Buyer.

          (f) A majority of interest of the limited partners of Seller shall have consented to the transactions contemplated by this Agreement in accordance with the terms of Seller's partnership agreement and applicable securities laws, if determined necessary by Seller in its sole discretion.

                  8. ACTION TO BE TAKEN AT AND AFTER CLOSING.


     8.1  Action to be Taken at and after Closing.


          (a) At Closing, Seller shall deliver to Buyer:


             (i) Such bills of sale, endorsements, assignments, special warranty deeds and other good and sufficient instruments of transfer and conveyance as shall be reasonably deemed necessary by Buyer to vest in or confirm to Buyer good title to all of the assets and properties constituting the Assets to be Acquired free and clear of any Liens except for Permitted Liens;


             (ii) A complete itemized list of all of Seller's subscriber accounts receivable relating to the Acquired System as of a date no later than thirty (30) days prior to the Closing Date, showing sums due and their respective aging for the period ending on the Closing Date;

             (iii) A true, accurate and complete schedule as of the Closing Date of monetary obligations owed by Seller and not yet paid, items billed to Seller and not yet paid, items charged to or claimed against Seller and not yet paid, whether or not disputed, under each of the Franchises, Pole Attachment Agreements and Agreements to be assumed by Buyer under the terms of this Agreement;

             (iv) Actual possession and operating control of the Acquired
        System;

             (v) The documents and instruments required to be delivered by Seller to Buyer pursuant to the terms of Section 6; and

             (vi) All of the consents and approvals indicated on Schedule 3.2 as being required for the Closing.

          (b) At Closing, Buyer shall deliver to Seller:

             (i) The Purchase Price, as adjusted in accordance with Section 2.3; and

             (ii) The documents and instruments required to be delivered by Buyer to Seller pursuant to the terms of Section 7.

          (c) After Closing, Seller shall deliver to Buyer, as received from time to time:

             (i) any cash or other property that it may receive in respect to subscriber accounts receivable received after the Closing Date relating to the business and operations of the Acquired System arising prior to or subsequent to the Closing Date;

             (ii) any Assets to be Acquired not effectively transferred to Buyer at the Closing; and

             (iii) from time to time at the request of Buyer and without further consideration, such further instruments of conveyance, transfer and assignment as Buyer may reasonably request in order to convey more effectively the transfer to Buyer of any of the Assets to be Acquired, and Seller shall assist Buyer in the reduction to possession of any such assets, possession of which was not delivered to Buyer at Closing. Buyer shall be responsible for the preparation of all of the documents incidental to such conveyance, transfer and reduction to possession.

                 9. REAL ESTATE PRORATION AND ADJUSTMENT ITEMS.

     Water and sewer charges, municipal garbage and rubbish removal charges, rents, interest, real estate taxes, utilities and other charges of an annual or recurrent nature assessed against or paid in conjunction with the ownership or operation of any real property owned by Seller to be transferred to Buyer hereunder shall be prorated as of the Closing Date. Real estate taxes shall be prorated as of the Closing Date. Real estate taxes for the calendar year of Closing shall be prorated based upon real estate taxes levied or estimated to be levied in that year by each taxing body (without regard to the date of levy or the fiscal year of the taxing body); provided, however, if any of such real estate taxes have not yet been levied as of the Closing Date for the calendar year in which the Closing Date occurs, the tax proration shall be based upon the prior year's tax levy, taking into account any adjustments in real estate tax assessments which may have been made. Upon final levy of the real estate taxes, Seller and Buyer agree that a final proration will be made as of the Closing Date, and if it is determined that either party shall owe the other based upon a discrepancy between the amounts included in the Final Adjustment and the final proration, then the owing party shall make payment to the other within thirty
(30) days of final settlement thereof.

                    10. DAMAGE TO PROPERTY AND RISK OF LOSS.

     (a) The risk of any loss or damage to the Assets to be Acquired and the Acquired System resulting from fire, theft or any other casualty (but excluding any loss or damage attributable to reasonable wear and tear) ("Damage") shall be borne by Seller at all times prior to the Closing. In the event that any such Damage shall be sufficiently substantial so as to preclude and prevent resumption of normal operations of all or any portion of the Acquired System within twenty (20) days from the occurrence of the event resulting in such loss or damage, Seller shall immediately notify Buyer in writing of its inability to resume normal operations or to replace or restore the lost or damaged property, and Buyer, at any time within ten (10) days after receipt of such notice, may elect either (a) to waive such defect and proceed toward consummation of the transaction in accordance with the terms of this Agreement, or (b) to terminate this Agreement. If Buyer elects to terminate this Agreement pursuant to this Section, the parties hereto shall stand fully released and discharged of any and all obligations hereunder.

     (b) If Buyer shall elect to consummate this transaction notwithstanding such Damage and does so, or in the event of damage to the Acquired System which is not material damage to the Acquired System, there shall be no diminution of the Purchase Price, and all insurance proceeds received by Seller attributable to any damaged Assets to be Acquired as a result of the occurrence of the event resulting in the Damage shall be delivered to Buyer, or the rights thereto shall be assigned to Buyer if not yet paid over to Seller, and Seller shall pay to Buyer the amount of any deductible associated with the insurance claim.

     (c) Notwithstanding the provisions of this Section 10, in the event of Damage to the Acquired System which is not material damage (i.e., less than $50,000) to the Acquired System and such Damage is not covered by insurance, Seller shall have the full responsibility for the completion of all necessary repair and/or restoration work with respect to such damage, whether or not such work is capable of being completed prior to the Closing Date, and shall promptly and with due diligence, in a prudent and workmanlike manner, proceed with such work, time being of the essence.


        11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.



     11.1  Survival of Representations and Warranties.


     All representations, warranties, covenants, stipulations, certifications, indemnities and agreements contained herein or in any document delivered pursuant hereto shall survive the consummation of the transactions provided for in this Agreement and shall expire and be extinguished twelve (12) months after the Closing Date, and Buyer's and Seller's rights to make claims based thereon shall likewise expire and be extinguished on such date.

     11.2  Indemnification.

     (a) Seller shall defend, indemnify and hold Buyer harmless from and against any and all claims, liabilities, damages, losses, deficiencies and expenses (including reasonable attorneys' fees and expenses and costs of suit, including, but not limited to, travel expenses and discovery costs for such matters as transcripts, photocopying, subpoenas and telecopies) (individually, a "Loss" and collectively, "Losses") arising out of or relating to (i) any and all inaccurate representations and warranties, and out of any and all breaches of covenants, agreements and certifications made by or on behalf of Seller in this Agreement or in any document delivered hereunder, (ii) any failure to comply with any applicable bulk transfer acts, or (iii) any and all liabilities and obligations of Seller (except for the Assumed Liabilities). Buyer shall not be entitled to be indemnified by Seller for any Losses under this Section 11.2(a) (other than Losses relating to tax matters) arising out of any single claim or aggregate claims until the total amount of all such Losses suffered or paid by Buyer exceeds $40,000 ("Seller's Basket"). Buyer shall then be entitled to be indemnified for all Losses under this Section 11.2(a) arising out a single claim or aggregate claims up to an aggregate indemnification of One Million Dollars ($1,000,000) ("Seller's Cap"). Buyer's sole recourse for any indemnification claims shall be to proceed against the escrow amount in accordance with the terms of the Indemnity Escrow Agreement.

     (b) Buyer shall defend, indemnify and hold Seller harmless from and against any and all Losses arising out of or relating to (i) any and all inaccurate representations, and out of any and all breaches of covenants, warranties, stipulations, agreements and certifications made by or on behalf of Buyer in this Agreement or in any document delivered by Buyer hereunder; (ii) the Assumed Liabilities; (iii) all debts, liabilities or claims owing by or against Buyer subsequent to the Closing Date or arising out of the business activities of Buyer subsequent thereto; and (iv) any claims under the Programming Agreements resulting from the transactions contemplated hereby, including, without limitation, the termination thereof, the failure to obtain any consents to the assignment thereof, or claims for repayment of Launch Support.

     11.3 Indemnification with Respect to Third-Party Claims.

     (a) Definitions. As used herein, a "Third-Party Claim" means a Loss or potential Loss for which indemnification is claimed by Buyer or Seller (the "Indemnitee") under the provisions of this Article 11 and which is consequent to a claim against the Indemnitee by a person, corporation, association, partnership or other business organization, or an individual, or a government, any political subdivision thereof or a governmental agency by commencement against the Indemnitee of a legal action or proceeding or receipt by the Indemnitee of an assertion of a claim for which indemnification is provided pursuant to this Article 11 by Buyer or Seller, as the case may be (the "Indemnitor").

     (b) Notice of Claim. The Indemnitee will give notice of a Third-Party Claim to the Indemnitor, together with, if such Third-Party Claim is subject to arbitration pursuant to Section 14 hereof, demand for arbitration, stating the nature thereof and enclosing copies of any complaint, summons, written assertion of such Third-Party Claim or similar document. No claim for indemnification on account of a

Third-Party Claim shall be made and no indemnification therefor shall be available under this Article 11 until the Indemnitee shall have given initial written notice of its claim to the Indemnitor.

     (c) Retention of Counsel by the Indemnitor. Except as hereinafter provided (including, but not limited to, Section 11.3(d)(ii) hereof), the Indemnitor shall engage counsel to defend a Third-Party Claim, and shall provide notice to the Indemnitee not later than 15 business days following delivery by the Indemnitee to the Indemnitor of a notice of a Third-Party Claim, such notice to include an acknowledgment by the Indemnitor that it will be liable in full to the Indemnitee for any Losses in connection with such Third-Party Claim. The Indemnitee will fully cooperate with such counsel. The Indemnitor will cause such counsel to consult with the Indemnitee as appropriate as to the defense of such claim, and the Indemnitee may, at its own expense, participate in such defense, assistance or enforcement, but the Indemnitor shall control such defense, assistance or enforcement. The Indemnitor will cause such counsel engaged by the Indemnitor to keep the Indemnitee informed at all times of the status of such defense, assistance or enforcement.

     (d) Employment of Counsel by the Indemnitee.

     (i) Notwithstanding the provisions of Section 11.3(c), the Indemnitee shall have the right to engage counsel and to control the defense of a Third-Party Claim if the Indemnitor shall not have notified the Indemnitee of its appointment of counsel and control of the defense of a Third-Party Claim pursuant to Section 11.3(c) within the time period therein provided and Indemnitee is materially prejudiced by such failure to notify.

     (ii) Notwithstanding the engagement of counsel by the Indemnitor, the Indemnitee shall have the right, at its own expense, to engage counsel to participate jointly with the Indemnitor in, and to control jointly with the Indemnitor, the defense of a Third-Party Claim if (x) the Third-Party Claim involves remedies other than monetary damages and such remedies, in the Indemnitee's reasonable judgment, could have an effect on the conduct of the Indemnitee's business, or (y) the Third-Party Claim relates to acts, omissions, conditions, events or other matters occurring after the Closing Date as well as to acts, omissions, conditions, events or other matters occurring prior to the Closing Date, or (z) the claims involve monetary damages which could exceed Seller's Cap.

     (iii) If the Indemnitee chooses to exercise its right to appoint counsel under this Section 11.3(d), the Indemnitee shall deliver written notice thereof to the Indemnitor setting forth in reasonable detail why it believes that it has such right and the name of the counsel it proposes to employ. The Indemnitee may deliver such notice at any time that the conditions to the exercise of such right appear to be fulfilled, it being recognized that in the course of litigation, the scope of litigation and the amount at stake may change. The Indemnitee shall thereupon have the right to appoint such counsel.

     (iv) The reasonable fees and expenses of counsel and any accountants, experts or consultants engaged by the Indemnitee in accordance with the provisions of Section 11.3(d)(i) in connection with defending a Third-Party Claim shall be paid by the Indemnitor in accordance with the provisions of this
Article 11. If the Indemnitee's employment of counsel is for a Third-Party Claim of the type described in subdivision (ii)(y) or (ii)(z) of this Section 11.3(d), then subject to the provisions of Section 11.3(e), the amount of fees and expenses so payable by the Indemnitor shall be that fraction of the aggregate of such fees and expenses, the numerator of which is the portion of the amount of any judgment on, or settlement of, such Third-Party Claim for which the Indemnitee is indemnified pursuant to this Article 11 and the denominator of which is the total amount of such judgment or settlement, but provided further, if such defense of a Third-Party Claim is successful (in the sense that as a consequence thereof, there is no Loss (other than such fees and expenses) for which the Indemnitee is indemnified pursuant to this Article 11), the Indemnitee and the Indemnitor will attempt in good faith to reach an agreement on the amount of such fees and expenses so payable by the Indemnitor.

     (e) Settlement of Third-Party Claims.

     (i) The Indemnitor may settle any Third-Party Claim solely involving monetary damages only if the amount of such settlement is to be paid entirely by the Indemnitor pursuant to this Article 11.

     (ii) The Indemnitor will not enter into a settlement of a Third-Party Claim which involves a non-monetary remedy or which will not be paid entirely by the Indemnitor pursuant to this Article 11 without the written consent of the Indemnitee (which consent shall not be unreasonably withheld, delayed or conditioned).

     (iii) Indemnitee will not enter into a settlement of a Third-Party Claim without the written consent of the Indemnitor, which consent shall not be unreasonably withheld, under the circumstances described in subdivision (i) of
Section 11.3(d), if the Indemnitor has accepted all or any portion of the liability for such Third-Party Claim. Otherwise, the Indemnitee shall be free to compromise, defend and settle Third-Party Claims without prejudice to any of its rights hereunder or under applicable law and without prejudice to its right to assert a claim that such claim is not valid.

     (iv) As to any Third-Party Claim of the type described in subsection
(ii)(y) or subsection (ii)(z) of Section 11.3(d), the Indemnitee and the Indemnitor shall consult as to any proposed settlement. If the Indemnitee notifies the Indemnitor that it wishes to accept a proposed settlement and the Indemnitor is unwilling to do so, if the amount for which the Third-Party Claim is ultimately resolved is greater than the amount for which the Indemnitee desired to settle, then (x) the Indemnitee shall be liable only for the amount, if any, which it would have paid had the Third-Party Claim been settled as proposed by the Indemnitee, and (y) all reasonable attorneys' fees and expenses and costs of suit incurred by the Indemnitee subsequent to the time of the proposed settlement shall be paid or reimbursed by the Indemnitor.

     (v) In determining whether to accept or reject any settlement proposal, each party shall act in good faith and with due regard for the reasonable commercial and financial interests of the other.

     (f) Claims as to Which Indemnification is Partially
Payable. Notwithstanding the foregoing, in the event of any settlement of, or final judgment with respect to, a Third-Party Claim which relates to acts, omissions, conditions, events or other matters occurring both before and after the Closing Date, the Indemnitee and the Indemnitor shall negotiate in good faith as to the portion of such Third-Party Claim as to which such indemnification is payable.

     (g) Cooperation, etc. The Indemnitee and the Indemnitor shall cooperate with one another in good faith in connection with the defense, compromise or settlement of any claim or action. Without limiting the generality of the foregoing, the party controlling the defense or settlement of any matter shall take steps reasonably designed to ensure that the other party and its counsel are informed at all times of the status of such matter. Neither party shall dispose of, compromise or settle any claim or action in a manner that is not reasonable under the circumstances and in good faith. The Indemnitor and Indemnitee shall enter into such confidentiality and other non-disclosure agreements as the Indemnitee or Indemnitor, as the case may be, shall reasonably request in order to protect trade secrets and other confidential or proprietary information of the Indemnitee or Indemnitor, as the case may be.


     11.4  Covenant Not to Sue and Nonrecourse to Partners.


     (a) Buyer agrees that notwithstanding any other provision in this Agreement, any agreement, instrument, certificate or document entered into pursuant to or in connection with this Agreement or the transactions contemplated herein or therein (each a "Transaction Document") and any rule of law or equity to the contrary, to the fullest extent permitted by law, Seller's obligations and liabilities under all Transaction Documents and in connection with the transactions contemplated therein shall be nonrecourse to all general and limited partners of Seller. As used herein, the term "nonrecourse" means that the obligations and liabilities are limited in recourse solely to the assets of Seller (for those purposes, any capital contribution obligations of the general and limited partners of Seller or any negative capital account balances of such partners shall not be deemed to be assets of Seller) and are not guaranteed directly or indirectly by, or the primary obligations of, any general or limited partner of Seller, and neither Seller nor any general or limited partner or any incorporator, stockholder, officer, director, partner, employee or agent of Seller or of any general or limited partner of any successor partnership, either directly or indirectly, shall be personally liable in any respect for any obligation or liability of Seller under any Transaction Document or any transaction contemplated therein.

     (b) Buyer hereby covenants for itself, its successors and assigns that it, its successors and assigns will not make, bring, claim, commence, prosecute, maintain, cause or permit any action to be brought, commenced, prosecuted, maintained, either at law or equity, in any court of the United States or any state thereof against any general or limited partner of Seller or any incorporator, stockholder, officer, director, partner, employee or agent of Sellers or of any general or limited partner of Seller for (i) the payment of any amount or the performance of any obligation under any Transaction Document or (ii) the satisfaction of any liability arising in connection with any such payment or obligation or otherwise, including without limitation, liability arising in law for tort (including, without limitation, for active and passive negligence, negligent misrepresentation and fraud), equity (including, without limitation, for indemnification and contribution) and contract (including, without limitation, monetary damages for the breach of representation or warranty or performance of any of the covenants or obligations contained in any Transaction Document or with the transactions contemplated herein or therein).

                                12. TERMINATION.

     12.1  Termination by Mutual Agreement.

     This Agreement may be terminated prior to Closing (i) by mutual agreement of Seller and Buyer or (ii) by Buyer in the event of a substantial loss under
Section 10. In such event, this Agreement shall terminate and neither Buyer nor Seller shall have any further obligation or liability to the other hereunder, except that Sections 15, 17.5, 17.6 and 17.7 of the Agreement shall survive and continue in full force and effect notwithstanding such termination.

     12.2  Buyer's Default.

     In the event that the transactions contemplated by this Agreement are not consummated on the Closing Date (if and as extended) due to Buyer's failure or refusal to close, and all of the conditions specified in Section 6 (other than deliveries to be made at the Closing) shall have been satisfied or tendered, this Agreement shall be automatically terminated, and Seller shall be entitled to pursue any and all of its equitable and legal causes of action against Buyer either the remedy of specific performance, or to seek monetary damages.

     12.3  Seller's Default.

     In the event that the transactions contemplated by this Agreement are not consummated on the Closing Date (if and as extended) due to Seller's failure or refusal to close, and all of the conditions specified in Section 7 (other than deliveries to be made at the Closing) shall have been satisfied or tendered, this Agreement shall be automatically terminated, and Buyer shall be entitled to pursue any and all of its equitable and legal causes of action against Seller.

     12.4  Termination by Buyer or Seller.

     Subject to extension of the Termination Date under Section 2.1, this Agreement may be terminated by Buyer or Seller at any time after the Termination Date in the event that any condition to the terminating party's obligations set forth in Sections 6 or 7 hereof (other than deliveries to be made at the Closing) has not been (i) satisfied or tendered by the party owing performance or (ii) waived by the terminating party (provided that the failure of such condition is not due to the breach of the terminating party), and upon such termination, neither Buyer nor Seller shall have any further obligation or liability to the other hereunder, except that Sections 15, 17.5, 17.6 and 17.7 of this Agreement shall survive and continue in full force and effect notwithstanding such termination.

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                                  13. NOTICE.



     All notices and other communications hereunder shall be in writing and delivered by one of the following methods of delivery: (i) personally, (ii) by registered or certified mail, return receipt requested, postage prepaid, (iii) by overnight courier, or (iv) by legible facsimile transmission, in all cases addressed as follows:


        To Buyer:

           Adelphia Communications Corporation
           One North Main Street
           Coudersport, PA 16915
           Attention: Colin Higgin
           Telecopy: (814) 274-6586

         With a copy to:

           Buchanan Ingersoll Professional Corporation
           One Oxford Centre
           301 Grant Street, 20th Floor
           Pittsburgh, PA 15219
           Attention: Bruce I. Booken, Esq.
           Telecopy: (412) 562-1041

        To Seller:

           Northland Communications Corporation
           1201 Third Avenue, Suite 3600
           Seattle, WA 98101
           Attention: Laura N. Williams
           Facsimile: (206) 623-8034

         With a copy to:

           Cairncross & Hempelmann, P.S.
           701 Fifth Avenue, 70th Floor
           Seattle, WA 98104
           Attention: Timothy M. Woodland
           Facsimile: (206) 587-2308

or to such address as such party may indicate by a notice delivered to the other parties hereto. Notice shall be deemed received the same day (when delivered personally), five (5) days after mailing (when sent by registered or certified mail) or the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any party to this Agreement may change its address to which all communications and notices may be sent hereunder by addressing notices of such change in the manner provided.


                            14. DISPUTE RESOLUTION.


     (a) Any controversy, dispute or claim arising out of or relating to this Agreement, or any modification, amendment or extension to this Agreement or to any collateral document, or any modification, amendment or extension thereto, or the breach thereof, including any claim to rescind or set aside any of the same (individually, a "Claim" and collectively, "Claims"), shall be settled by arbitration conducted in Wilmington, Delaware in accordance with the provisions of this Section 14 and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). To the extent that any of the Commercial Arbitration Rules of the AAA conflict with the provisions of this Agreement, the provisions of this Agreement shall take precedence. The parties retain the right to seek and obtain interim relief pending receipt of an award in accordance with the terms of this Section for the sole purpose of maintaining and preserving the status quo. The award rendered by the Arbitration Panel (as hereafter defined) shall be final and binding as between the parties hereto and their heirs, executors, administrators, successors and assigns, and judgment on the award may be entered by any court having jurisdiction thereof.

     (b) The parties hereto agree that notwithstanding, and in addition to, the rights and remedies available hereunder, each of the Buyer, on the one hand, and Seller, on the other hand, reserves the right to seek and obtain temporary restraining orders or other emergency temporary or preliminary equitable injunctive relief from a court in the State of Delaware situate in New Castle County or the federal courts situate in District of Delaware, solely to preserve the status quo by enjoining or restraining a party hereto pending final and binding arbitration hereunder, and the parties hereto acknowledge and agree to the right to seek such relief. The parties hereto expressly agree and acknowledge that no judicial proceeding relating to the subject matter of the arbitration shall be deemed a waiver of any party's right to arbitrate nor shall the existence or exercise of such right be deemed to be an adequate remedy at law in connection therewith.

     (c) Claims, shall be heard and decided, and awards rendered on such Claims, by a panel of three (3) arbitrators (the "Arbitration Panel") appointed in accordance with the provisions hereof. The decision of a majority of the arbitrators comprising the Arbitration Panel shall govern on any matter and be the decision of the Arbitration Panel. In case of any question arising as to the interpretation of these arbitration provisions or the AAA Commercial Rules of Arbitration applicable to any arbitration effected hereunder, the decision of a majority of the members of the Arbitration Panel shall be accepted by the parties as final and conclusive, except that no decision or input of or notice to the Arbitration Panel shall be required in order for either of the parties to request and obtain the interim relief set forth in Section 14(b) hereof. In the event of the death or disability of any arbitrator pending final resolution of the Claim, a replacement arbitrator shall be chosen by the party who originally designated such arbitrator within fifteen (15) days following notice of such death or disability.


     (d) If any party hereto has a Claim and desires to arbitrate such Claim, such party (the "Claimant") shall give written notice (the "Notice") of the Claim and of its intention to arbitrate to the other party (the "Respondent"), and simultaneously with the giving of the Notice to the Respondent, the Claimant shall file, at the regional office of the AAA located in Wilmington, Delaware (or, should such regional office no longer exist, at the regional office of the AAA located closest to Wilmington, Delaware), (i) three (3) copies of the Notice or demand for arbitration, (ii) three (3) copies of this Section 14 of this Agreement, and (iii) the appropriate administrative fee as provided in the Administrative Fee Schedule of the AAA. The Notice shall contain a brief statement setting forth the nature of the dispute, the amounts involved, if any, and the remedy sought, and shall designate one arbitrator chosen by the Claimant who shall be on the AAA approved list of arbitrators in Wilmington, Delaware.


     (e) Within twenty (20) days following delivery of the Notice to the Respondent, the Respondent may file an answering statement (the "Answering Statement"), in duplicate, with the AAA. In the event the Respondent elects to file an Answering Statement with the AAA, the Respondent shall, at the same time, deliver a copy of the Answering Statement to the Claimant. If a counterclaim is asserted, the Answering Statement shall contain a statement setting forth the nature of the counterclaim, the amount involved, if any, and the remedy sought, and the appropriate fee as provided in the Administrative Fee Schedule of the AAA shall be delivered to the AAA when the Answering Statement is filed. If no Answering Statement is filed within the twenty (20) day period following receipt of the Notice by the Respondent, it shall be deemed as a denial by Respondent of the Claim and, further, shall be deemed a complete waiver of any counterclaim. Failure to file an Answering Statement shall not operate to delay the arbitration.

     (f) Within thirty (30) days following delivery of the Notice to the Respondent, the Respondent shall choose one (1) arbitrator who shall be on the AAA approved list of arbitrators in the location where the notice was filed. If the Respondent shall fail to choose an arbitrator within such thirty (30) day period, then the AAA shall, within thirty (30) days following receipt of notice of such fact by the Claimant, select one (1) arbitrator on behalf of Respondent from its National Panel of Commercial Arbitrators to serve on the Arbitration Panel and further shall choose the third arbitrator to serve on the Arbitration Panel from its National Panel of Commercial Arbitrators. If the Respondent names an arbitrator in compliance with this Subsection (f) within such thirty (30) day period, then the AAA shall, within thirty (30) days following receipt of notice of such appointment from either Claimant or Respondent, select one arbitrator from its National Panel of Commercial Arbitrators to serve as the third arbitrator on the Arbitration Panel.

     (g) The Arbitration Panel, when duly appointed, shall investigate the facts and shall hold a hearing within sixty (60) days following such appointment, and, at such hearing, shall permit the parties to this Agreement to present evidence and arguments. In connection therewith, the parties agree that each may conduct discovery to the extent and in the manner allowed by the Federal Rules of Civil Procedure within the confines of the expedited procedures provided for herein and, further, that any discovery conducted during the emergency or temporary equitable relief or injunctive proceedings permitted hereby may be utilized by the parties in the arbitration proceeding. The arbitrators selected shall, as a condition of appointment, agree to hear the case within sixty (60) days of appointment and on consecutive days until concluded. The award shall be rendered by the Arbitration Panel not later than sixty (60) days from the date of the closing of the hearing.

     (h) Except as otherwise provided herein, the fees and expenses of the AAA and the Arbitration Panel shall be borne equally by the parties in accordance with the applicable provisions of the Commercial Arbitration Rules of the AAA. Each party shall bear its own attorneys' fees and expenses and the fees and expenses of other experts or professionals utilized by such party in connection with the arbitration provided for herein.

     (i) Each of the parties hereto hereby irrevocably consents and submits to the exclusive personal jurisdiction of United States District Courts for the Western District of Pennsylvania (or, in the event such court lacks subject matter jurisdiction, the courts of the State of Delaware situate in New Castle County) over any suit, action or proceeding to compel arbitration in accordance with the provisions of this Section 14, and irrevocably agrees that all claims with respect thereto may be heard and determined in either such court. Service of process in any such suit, action or proceeding may be made in the manner hereinabove set forth for the giving of notices and the same shall constitute valid personal service for all purposes, each party hereby waiving personal service by other means.

                           15. BROKERAGE COMMISSION.

     Buyer and Seller each represent and warrant that all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by each directly with the other without intervention of any person, except that Seller has retained the services of Daniels & Associates. The parties agree that Seller shall pay the costs and expenses of Daniels & Associates under its agreement with Daniels & Associates. Each party to this Agreement indemnifies the other and holds it harmless against and in respect of any claim against the other for brokerage or other commissions relative to this Agreement and the transactions contemplated hereby by the indemnifying party's employees, agents or consultants.

                              16. LAWS GOVERNING.

     The construction, interpretation and enforcement of this Agreement and the rights of the parties hereunder shall be governed by the laws of the State of Delaware without regard to any jurisdiction's conflicts of law provisions.

                               17. MISCELLANEOUS.

     17.1  Counterparts; Telecopy.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission shall constitute effective and binding execution and delivery hereof.

     17.2  Assignment.

     This Agreement may not be assigned by any party hereto without the prior written consent of the other parties; provided, however, that Buyer may assign this Agreement to one or more of the subsidiaries or affiliates of Buyer, upon prior written consent of Seller, which consent shall not be unreasonably withheld, provided Buyer remains primarily liable to fully perform the terms of this Agreement; provided, further that such assignment does not cause any consent or approval required to be obtained hereunder to be withheld, delayed or otherwise conditioned.

     17.3  Entire Agreement.

     This Agreement is an integrated document, contains the entire agreement between the parties, wholly cancels, terminates and supersedes any and all previous and/or contemporaneous oral agreements, negotiations, commitments and writings between the parties hereto with respect to such subject matter. No change, modification, termination, notice of termination, discharge or abandonment of this Agreement or any of the provisions hereof, nor any representation, promise or condition relating to this Agreement, shall be binding upon the parties hereto unless made in writing and signed by the parties hereto, except that termination or notices of termination which may be effected pursuant to the terms of this Agreement by either party to the Agreement shall be binding if made in writing and signed by the applicable party.

     17.4  Interpretation.

     Article titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of any of the provisions of this Agreement. All references to Sections, subsections, Schedules or Exhibits contained in this Agreement are references to the Sections and subsections of this Agreement and the Schedules or Exhibits described on the list immediately following the signature page hereto and attached hereto. All references to the word "including" shall have the meaning represented by the phrase "including without limitation."

     17.5  Expenses.

     Except as otherwise expressly provided herein, Seller and Buyer each will pay all costs and expenses, including any and all legal and accounting fees, of its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with. Seller and Buyer agree to share equally any sales and transfer taxes, recording fees or other similar costs payable in connection with the transfer of the Assets to be Acquired.

     17.6  Confidentiality.

     Any and all information obtained by Buyer from Seller in connection with the transactions contemplated by this Agreement which is confidential in nature (collectively, the "Evaluation Material") shall be kept strictly confidential by Buyer prior to the Closing Date; provided, however, that any Evaluation Material may be disclosed to agents, employees, officers, directors, investors, advisors and other representatives of Buyer who need to know such Evaluation Material (it being agreed that such representative shall be informed by Buyer of the confidential nature of such Evaluation Material and shall be directed to deal with such Evaluation Material confidentially) and, further, may be disclosed to the extent required by law, including applicable securities laws, or by written or oral question or request for information or documents in legal proceedings, interrogatories, subpoenas, civil investigative demands or similar processes. For purposes of this Agreement, the term "Evaluation Material" does not include information which (i) becomes generally available to the public other than as a result of disclosure by Buyer or any Buyer representative in violation of the terms hereof, (ii) was available on a non-confidential basis prior to disclosure to Buyer by Seller or any of its directors, officers, employees, agents or representatives, or (iii) becomes available to Buyer on a non-confidential basis from a source (other than Seller or any of its directors, officers, employees, agents or representatives) which is not bound by a confidentiality agreement with Seller.

     17.7  Public Announcements.

     Neither Buyer nor Seller shall, without the approval of the other party (which may not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall be so obligated by law (including any legal obligation imposed on Buyer in connection with its status as a publicly-held corporation), in which case the other party shall be advised and Buyer and Seller shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued. Notwithstanding the foregoing, Buyer acknowledges and agrees that, and hereby agrees to cooperate with Seller, this agreement and the transactions contemplated hereby may be disclosed in a proxy statement and other materials filed by Seller with the SEC.

     17.8  Waivers.

     Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof, but any such waiver must be in writing and must comply with the notice provisions contained in Section 13. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     17.9  Partial Invalidity.

     Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein, unless the deletion of such provision or provisions would result in such a material change as to cause the completion of the transactions contemplated hereby to be unreasonable.

     17.10  Incorporation by Reference.

     Any and all Schedules, Exhibits or Recitals referred to herein or attached hereto are incorporated herein by reference thereto as though fully set forth at the point referred to in this Agreement.

     17.11  Acquired System's Financial Statements.

     Seller hereby consents to the inclusion by Buyer of the Acquired System's financial statements, if required to be so included by Buyer, in any report required to be filed by Buyer following the Closing Date with the Securities and Exchange Commission ("SEC"), National Association of Securities Dealers' Automated Quotations ("NASDAQ") System or any stock exchange pursuant to applicable law, rule or regulation, including the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. All accounting costs and fees and other expenses and costs incurred by reason of the reformatting of the Acquired System's financial statements in connection with the inclusion by Buyer of the Acquired System's financial statements in any such report shall be borne by Buyer. Upon the request of Buyer, Seller agrees to promptly prepare (not later than thirty (30) days after the date of such request) such financial statements relating to the Acquired System as may be required to be filed by Buyer with SEC, NASDAQ or any stock exchange. All accounting costs and fees and other expenses and costs incurred by reason of the preparation of such financial statements shall be borne by Buyer. Seller agrees to request the consent of the independent public accountants of Seller to the inclusion of the Acquired System's financial statements in any report required to be filed by Buyer with the SEC, NASDAQ System or stock exchange.

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                           18. INDEX TO DEFINITIONS.

     "AAA" shall have the meaning set forth in Section 14(a).

     "Accounts List" shall have the meaning set forth in Section 5.8.

     "Acquired Programming Agreements" shall have the meaning set forth in
Section 1.3(b).

     "Acquired System" shall have the meaning set forth in the recitals to this Agreement.

     "Agreements" shall have the meaning set forth in Section 3.9.

     "Answering Statement" shall have the meaning set forth in Section 14(e).

     "Arbitration Panel" shall have the meaning set forth in Section 14(c).

     "Assets to be Acquired" shall have the meaning set forth in Section 1.1.

     "Assumed Contracts" shall have the meaning set forth in Section 1.1(b).

     "Assumed Liabilities" shall have the meaning set forth in Section 1.2.

     "Buyer" shall have the meaning set forth in the preamble to this Agreement.

     "Buyer Transaction Documents" shall have the meaning as set forth in
Section 4.2(a).

     "CATV" shall have the meaning set forth in the Recitals to this Agreement.

     "Cable Act" shall have the meaning set forth in Section 3.5(b)(i).

     "Claim" shall have the meaning set forth in Section 14(a).

     "Claimant" shall have the meaning set forth in Section 14(d).

     "Closing" shall have the meaning set forth in Section 2.1.

     "Closing Date" shall have the meaning set forth in Section 2.1.

     "Copyright Act" shall have the meaning set forth in Section 3.5(b)(i).

     "DOJ" shall have the meaning set forth in Section 5.12(a).

     "Damage" shall have the meaning set forth in Section 10(a).

     "Environmental Laws" shall have the meaning set forth in Section 3.19.

     "Equivalent Basic Subscriber" shall have the meaning set forth in Section 3.3(c).

     "Escrow Agent" shall have the meaning set forth in Section 2.3(a).

     "Estimated Adjustment" shall have the meaning set forth in Section 2.5(b)(ii).

     "Evaluation Material" shall have the meaning set forth in Section 17.6.

     "Excluded Assets" shall have the meaning set forth in Section 1.3.

     "FAA" shall have the meaning set forth in Section 3.5(d).

     "FCC" shall have the meaning set forth in Section 3.5(b)(i).

     "FTC" shall have the meaning set forth in Section 5.12(a).

     "Final Adjustment" shall have the meaning set forth in Section 2.5(c)(ii).

     "Financial Statements" shall have the meaning set forth in Section 3.3(a).

     "Franchise" shall have the meaning set forth in Section 3.6(a).

     "GAAP" shall have the meaning set forth in Section 2.5(a).

     "Grace Period" shall have the meaning set forth in Section 2.5(c)(iii).

     "HSR Act" shall have the meaning set forth in Section 5.12(a).

     "Indemnitee" shall have the meaning set forth in Section 11.3(a).

     "Indemnitor" shall have the meaning set forth in Section 11.3(a).

     "Indemnity Escrow Agreement" shall have the meaning set forth in Section 2.3(a).

     "Independent Accountant" shall have the meaning set forth in Section 2.5(c)(iii).

     "Launch Support" shall have the meaning set forth in Section 2.5(a)(xi).

     "Leases and Rights of Way" shall have the meaning set forth in Section 3.8(b).

     "Liens" shall have the meaning set forth in Section 3.4.

     "Loss" shall have the meaning set forth in Section 11.2(a).

     "MDS" shall have the meaning as set forth in Section 3.5(j).

     "MMDS" shall have the meaning as set forth in Section 3.5(j).

     "Material Adverse Effect" shall have the meaning set forth in Section 3.1.

     "NASDAQ" shall have the meaning set forth in Section 17.11.

     "Net Liabilities Adjustment" shall have the meaning as set forth in Section 2.5(a).

     "Non-Competition Agreement" shall have the meaning set forth in Section
2.6.

     "Notice" shall have the meaning set forth in Section 14(d).

     "Permitted Liens" shall have the meaning set forth in Section 3.4.

     "Pole Attachment Agreements" shall have the meaning set forth in Section 3.7(a).

     "Programming Agreements" shall have the meaning set forth in Section
1.3(b).

     "Programming Notices" shall have the meaning set forth in Section 5.11.

     "Proof of Performance Test" shall have the meaning set forth in Section 3.5(b)(i).

     "Purchase Price" shall have the meaning set forth in Section 2.2.

     "Respondent" shall have the meaning set forth in Section 14(d).

     "SEC" shall have the meaning set forth in Section 17.11.

     "Seller" shall have the meaning set forth in the preamble to this Agreement.

     "Seller Systems" shall have the meaning set forth in Section 3.15(b).

     "Seller Transaction Documents" shall have the meaning set forth in Section 3.2(b).

     "Seller's Basket" shall have the meaning set forth in Section 11.2(a).

     "Seller's Cap" shall have the meaning set forth in Section 11.2(a).

     "Subscriber Shortfall" shall have the meaning set forth in Section 2.5(b).

     "Termination Date" shall have the meaning set forth in Section 2.1.

     "Third Party Claim" shall have the meaning set forth in Section 11.3(a).

     "Year 2000 Problems" shall have the meaning set forth in Section 3.15(b).

                          [INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers on the day and year first above written.

                                        ADELPHIA COMMUNICATIONS CORPORATION

                                        By:
                                           -------------------------------------

                                            Name:
                                           -------------------------------------

                                            Title:
                                           -------------------------------------

                                        NORTHLAND CABLE PROPERTIES SIX LIMITED
                                        PARTNERSHIP

                                        By: Northland Communications
                                        Corporation, its
                                        managing general partner

                                        By:
                                           -------------------------------------


                                            Name:

                                           -------------------------------------


                                            Title:

                                           -------------------------------------

                                                                       EXHIBIT F


                              PROPOSED TRANSACTION
                            ASSET PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT is dated                     , 2000, by and
between and Northland Cable Properties Six Limited Partnership, a Washington limited partnership ("Seller"), and Northland Communications Corporation, a Washington corporation, or its affiliates or assigns ("Buyer").



                                   RECITALS:



     A. Seller owns and operates cable television systems in the following communities: (a) Starkville, Maben, Philadelphia, Kosciusko, Carthage, Forest and Raleigh, Mississippi; (b) Barnwell, Allendale and Bamberg, South Carolina; and (c) Highlands, North Carolina (collectively referred to as the "Systems");



     B. Seller desires to sell, and Buyer wishes to buy, substantially all of Seller's assets used in the operation of the Systems and the cable television business related thereto for the price and on the terms and conditions set forth in this Agreement.


                                  AGREEMENTS:

     In consideration of the above recitals and the covenants and agreements contained herein, Buyer and Seller agree as follows:


 1. DEFINED TERMS


     The following terms shall have the following meanings in this Agreement and additional terms shall have the meanings as defined elsewhere in this Agreement:


        1.1 "Accounts Receivable" means the rights of Seller to payment for services provided for and billed by Seller (including, without limitation, those billed to subscribers of the Systems and those for services and advertising time provided by Seller) and unpaid prior to the Closing Date as reflected on the billing records of Seller relating to the Systems.



        1.2  "Agreement" means this Asset Purchase Agreement.



        1.3 "Assets" means all the tangible and intangible assets owned by Seller and used solely in connection with the conduct of the business or operations of the Systems, including, without limitation, those specified in detail in Section 2.1 but excluding those specified in Section 2.2.



        1.4 "Closing" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Section 7.



        1.5  "Closing Date" means the date of the Closing specified in Section
7.



        1.6 "Compensation Arrangement" means any written plan or compensation arrangement other than an Employee Plan or a Multi-employer Plan that provides to employees of Seller employed at the Systems any compensation or other benefits, whether deferred or not, in excess of base salary or wages and excluding overtime pay, including, but not limited to, any bonus or incentive plan, deferred compensation arrangement, stock purchase plan, severance pay plan and any other perquisites and employee fringe benefit plan.



        1.7 "Consents" means the consents, permits or approvals of governmental authorities and other third parties.



        1.8 "Contracts" means all pole attachment and conduit agreements, railway crossing agreements, leases, easements, rights of way and similar interests in Real Property, retransmission consent agreements, subscription agreements with customers for the cable services provided by the Systems, miscellaneous service agreements, agreements involving material non-monetary obligations, agreements entered into by Seller in the ordinary course of business of the Systems between the date hereof and the Closing Date, and other agreements, written or oral (including any amendments and other modifications thereto), to which Seller is a party and that relate to the Assets or the business or operations of the Systems.


        1.9 "Distributed Assets" means the undivided portion of the Assets attributable to the interest of the managing general partner of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended.



        1.10 "Employee Plan" means any written pension, retirement, profit-sharing, deferred compensation, vacation, severance, bonus, incentive, medical, vision, dental, disability, life insurance or any other employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, (other than a Multi-employer Plan) to which Seller contributes or which Seller sponsors or maintains or by which Seller otherwise is bound, that provides benefits to employees of Seller employed at the Systems.



        1.11 "FCC" means the Federal Communications Commission, or its successor agency.



        1.12 "Franchises" means all municipal and county franchises, and franchise applications (if any), granted to Seller by any Franchising Authorities, including all amendments thereto and modifications thereof.



        1.13 "Franchising Authorities" means all governmental authorities, which have issued cable franchises relating to the operation of the Systems or before which are pending any franchise applications filed by Seller relating to the operation of the Systems.



        1.14 "Material Adverse Effect" means a material adverse effect on the operations, assets or financial condition of the Systems, taken as a whole, other than (a) matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters),
(b) matters relating to or arising from local or national economic conditions (including, without limitation, financial and capital markets) and (c) any changes resulting from or relating to the taking of any action contemplated by this Agreement.



        1.15 "Multi-Employer Plan" means a plan, as defined in ERISA Section 3(37) or Section 4001(a)(3), to which Seller or any trade or business which would be considered a single employer with Seller under Section 4001(b)(1) of ERISA contributed, contributes or is required to contribute that provides benefits to employees of Seller employed at the Systems.



        1.16 "Permitted Encumbrances" means any of the following liens or encumbrances: (a) landlord's liens and liens for current taxes, assessments and governmental charges not yet due or being contested in good faith by appropriate proceedings; (b) statutory liens or other encumbrances that are minor or technical defects in title that do not in the aggregate materially affect the value, marketability or utility of the Assets as presently utilized; (c) such liens, liabilities or encumbrances as are Assumed Liabilities; (d) leased interests in property leased to others; (e) restrictions set forth in, or rights granted to Franchising Authorities as set forth in, the Franchises or applicable laws relating thereto; (f) zoning, building or similar restrictions, easements, rights-of-way, reservations of rights, conditions or other restrictions or encumbrances relating to or affecting the Real Property, that do not materially interfere with the use of such Real Property in the operation of the Systems as presently conducted; (g) as to Real Property, all matters of record as of the date hereof other than mortgages; and (h) any other liens or encumbrances that relate to liabilities and obligations that are to be discharged in full at Closing or that will be removed prior to or at Closing.



        1.17 "Personal Property" means all of the machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, supplies and other tangible and intangible personal property, including, without limitation, the Franchises, the Contracts and the Accounts

Receivable, that are owned or leased by Seller and used, useful or held for use as of the date hereof solely in the conduct of the business or operations of the Systems, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.


        1.18 "Purchased Assets" means the undivided portion of the Assets attributable to the collective interest of the limited partners and the administrative general partner of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended.



        1.19 "Real Property" means all of the real property interests of Seller, including, without limitation, fee interests in real estate (together with the buildings and other improvements located thereon), leasehold interests in real estate, easements, licenses, rights to access, rights-of-way and other real property interests that are (a) leased by Seller and used as of the date hereof solely in the business or operations of the Systems, or (b) owned by Seller and used as of the date hereof solely in the business or operations of the Systems, plus such additions thereto and deletions therefrom arising in the ordinary course of business and as permitted by this Agreement between the date hereof and the Closing Date.



 2. SALE AND PURCHASE OF ASSETS



        2.1 Agreement to Sell and Purchase. Subject to the terms and conditions set forth in this Agreement, on the Closing Date Seller hereby agrees to (i) sell, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, all of the Purchased Assets, and (ii) make an in-kind distribution to Buyer of all of the Distributed Assets. The Assets shall be, on the Closing Date, free and clear of any claims, liabilities, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances, which Assets include the following:



           2.1.1  the Personal Property;



           2.1.2  the Real Property;



           2.1.3  the Franchises;



           2.1.4  the Contracts;



           2.1.5 all of Seller's proprietary information, technical information and data, machinery and equipment warranties, maps, computer discs and tapes, plans, diagrams, blueprints and schematics, including filings with the Franchising Authorities and the FCC relating solely to the Systems (other than the materials described in Section 2.2 hereof);



           2.1.6 all payments and sums deposited or advanced by Seller to a landlord, utility, governmental agency or any other party as a security deposit or in exchange for initiation of a service;



           2.1.7 subject to Section 2.2, all books and records relating to the business or operations of the Systems, customer records and all records required by the Franchising Authorities to be kept, subject to the right of Seller to have such books and records made available to Seller for a period of three years from the Closing Date; and



           2.1.8 the going concern value and any of Seller's other intangible assets, if any, with respect to the Systems.



        2.2 Excluded Assets. The Assets shall exclude the following assets ("Excluded Assets"):



           2.2.1 Seller's cash on hand as of the Closing Date and all other cash in any of Seller's bank or savings accounts, including, without limitation, customer advance payments and deposits; any and all bonds, surety instruments, insurance policies and all rights and claims thereunder, letters of credit or other similar items and any cash surrender value in regard thereto, and any stocks, bonds, certificates of deposit and similar investments;



           2.2.2 Any books and records that Seller is required by law to retain and any correspondence, memoranda, books of account, tax reports and returns and the like related to the Systems other than those described in Section 2.1.7, subject to the right of Buyer to have access to and to copy for a reasonable period, not to exceed three years from the Closing Date, and Seller's partnership books and records and other books and records related to internal partnership matters and financial relationships with Seller's lenders and affiliates;


           2.2.3 Any claims, rights and interest in and to any refunds of federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Closing Date including, without limitation, fees paid to the U.S. Copyright Office or any causes of action relating to such refunds;



           2.2.4 Except as specifically set forth herein, any Employee Plan, Compensation Arrangement or Multi-employer Plan;



           2.2.5 All rights to receive fees or services from any affiliate of Seller;



           2.2.6 Any contracts, agreements or other arrangements between Seller and any affiliate of Seller;



           2.2.7 All choices in action of Seller whether or not relating to the Systems; and



           2.2.8  The Accounts Receivable.



        2.3  Purchase Price.



           2.3.1 The purchase price for the Purchased Assets ("Purchase Price") shall be (i) $62,250,000, (ii) as adjusted pursuant to Section 2.4 below, and
(iii) reduced by an amount equal to the portion of the Assets represented by the Distributed Assets.



           2.3.2 The Purchase Price shall be paid by Buyer to Seller at the Closing as follows:


               (a) By a promissory note in the principal amount of $9,875,000, to be paid in two equal annual installments from the Closing Date and bearing interest at an annual interest rate of 6.5%; and


               (b) Subject to the principal amount of the promissory note described in Section 2.3.2(a), adjustments and prorations set forth in Section
2.4 below, and the reductions set forth in Section 2.3.1(iii) above, by wire transfer of the balance of the Purchase Price in immediately available funds to Seller.



           2.3.3 All Purchase Price proceeds shall be distributable to the limited partners of Seller pursuant to and in accordance with the limited partnership agreement of Seller, as amended. Buyer shall not be entitled to receive any payments described in Section 2.3.2.



        2.4  Adjustments and Prorations.



           2.4.1 All income, expenses and other liabilities arising from the Systems up until midnight on the day prior to the Closing Date, including franchise fees, pole and other rental charges payable with respect to cable television service, utility charges, real and personal property taxes and assessments levied against the Assets, salesperson advances, property and equipment rentals, applicable copyright or other fees, sales and service charges, taxes (except for taxes arising from the transfer of the Assets hereunder), and similar prepaid and deferred items, shall be prorated between Buyer and Seller in accordance with the principle that Seller shall receive the benefit of all income and shall be responsible for all expenses, costs and liabilities allocable to the conduct of the business or operations of the Systems for the period prior to the Closing Date, and Buyer shall receive the benefit of all income and shall be responsible for all expenses, costs and obligations allocable to the conduct of the business or operations of the Systems on the Closing Date and for the period thereafter. All such pro rations shall be determined in accordance with generally accepted accounting principles.

           2.4.2 The Purchase Price shall be increased by an amount equal to 100% of the face amount of all payments and sums deposited or advanced by Seller to a landlord, utility, governmental agency or any other party as a security deposit or in exchange for initiation of a service.



           2.4.3 The Purchase Price shall be reduced by an amount equal to (a) any customer advance payments (i.e., customer payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing) and deposits (including any interest owing thereon), and (b) any other advance payments (i.e., advertising payments received by Seller prior to the Closing but relating to service to be provided by Buyer after the Closing).



           2.4.4 At least ten business days prior to the Closing, Seller will prepare a report with respect to the Systems (the "Preliminary Report"), showing in detail the preliminary determination of the adjustments referred to in this
Section 2.4, calculated in accordance with such Section as of the Closing Date (or as of any other date(s) agreed to by the parties) together with any documents substantiating the determination of the adjustments to the Purchase Price proposed in the Preliminary Report. The adjustment shown in the Preliminary Report, as adjusted by agreement of the parties, will be reflected as an adjustment to the Purchase Price payable at the Closing.



           2.4.5 Within 90 days after the Closing Date, Buyer shall prepare a report with respect to the Systems (the "Final Report"), showing in detail the final determination of any adjustments which were not calculated as of the Closing Date and containing any corrections to the Preliminary Report, together with any documents substantiating the final calculation of the adjustments proposed in the Final Report. If Seller shall conclude that the Final Report does not accurately reflect the adjustments and prorations to be made to the Purchase Price in accordance with this Section 2.4, Seller shall, within 30 days after its receipt of the Final Report, provide to Buyer its written statement of any discrepancies believed to exist. Buyer and Seller shall use good faith efforts to jointly resolve the discrepancies within 15 days of Buyer's receipt of Seller's written statement of discrepancies, which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or judicial review. If Buyer and Seller cannot resolve the discrepancies to their mutual satisfaction within such 15-day period, Buyer and Seller shall, within the following 10 days, jointly designate a national independent public accounting firm to be retained to review the Final Report together with Seller's discrepancy statement and any other relevant documents. Such firm shall report its conclusions as to adjustments pursuant to this Section 2.4 which shall be conclusive on all parties to this Agreement and not subject to dispute or judicial review. If, after adjustment as appropriate with respect to the amount of the aforesaid adjustments paid or credited at the Closing, Buyer or Seller is determined to owe an amount to the other, the appropriate party shall pay such amount thereof to the other, within three days after receipt of such determination. The cost of retaining such independent public accounting firm shall be borne by Buyer; provided, however, that if such independent public accounting firm concludes that the Final Report as proposed by Buyer is accurate and that the discrepancies noted by Seller are inaccurate, then Seller shall bear the cost of retaining such independent public accounting firm.



        2.5 Assumption of Liabilities and Obligations. As of the Closing Date and subject to applicable pro rations and adjustments set forth in Section 2.4, Buyer shall assume and pay, discharge and perform the following (collectively, the "Assumed Liabilities"): (a) all obligations and liabilities of Seller under the Franchises and the Contracts; (b) all obligations and liabilities of Seller to all customers and advertisers of the Systems for any advance payments or deposits; and (c) all obligations and liabilities arising out of events occurring on or after the Closing Date related to Buyer's ownership of the Assets or its conduct of the business or operations of the Systems. All other obligations and liabilities of Seller shall remain and be the obligations and liabilities solely of Seller.

 3. REPRESENTATIONS AND WARRANTIES OF SELLER


     Seller represents and warrants to Buyer as of the date of this Agreement and as of the Closing Date, as follows:


        3.1 Organization, Standing and Authority. Seller is a limited partnership duly organized and validly existing under the laws of the State of Washington, and is qualified to conduct business in each jurisdiction in which the property owned, leased or operated by it requires it to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. Seller has the requisite partnership power and authority (a) to own, lease and use the Assets as presently owned, leased and used by it, and (b) to conduct the business and operations of the Systems as presently conducted by it.



        3.2 Authorization and Binding Obligation. Seller has the partnership power and authority to execute and deliver this Agreement and to carry out and perform all of its other obligations under the terms of this Agreement. Except for the approval of a majority in interest of the limited partners of Seller, all partnership action by Seller necessary for the authorization, execution, delivery and performance by it of this Agreement has been taken. This Agreement has been duly executed and delivered by Seller and this Agreement constitutes the valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.



        3.3 Absence of Conflicting Agreements. Subject to obtaining the Consents described in Section 3.4 and approval of a majority in interest of the limited partners of Seller, the execution, delivery and performance of this Agreement by Seller will not: (a) violate the certificate of limited partnership and limited partnership agreement, as amended, of Seller; (b) violate any law, judgment, order, ordinance, injunction, decree, rule or regulation of any court or governmental instrumentality applicable to Seller with respect to the Assets; or (c) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, accelerate or permit the acceleration of any performance required by the terms of, any Contract or Franchise, excluding from the foregoing clauses (b) and (c) such violations, conflicts, terminations, breaches and defaults, which in the aggregate would not have a Material Adverse Effect, and such conflicts, terminations, breaches and defaults which would occur as a result of the specific legal or regulatory status of Buyer.



        3.4 Consents. Except for (a) the Consents of Franchising Authorities that are required by the Franchises prior to Closing, (b) the Consents of landlords of leased headend or office sites required prior to Closing, (c) the Consents of the FCC, other than any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as temporary authorization is available to Buyer under FCC rules with respect thereto, and
(d) Consents which if not obtained would not have a Material Adverse Effect, no consent, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party is required to consummate this Agreement and the transactions contemplated hereby.



 4. REPRESENTATIONS AND WARRANTIES OF BUYER


     Buyer represents and warrants to Seller as of the date of this Agreement and as of the Closing Date, as follows:


        4.1 Organization, Standing and Authority. Buyer is a corporation, duly organized and validly existing under the laws of the State of Washington and is qualified to conduct business as a foreign corporation in each jurisdiction in which the property owned, leased or operated by it requires it to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. Buyer has the requisite power and authority to execute and deliver this Agreement and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer hereunder.


        4.2 Authorization and Binding Obligation. Buyer has the corporate power and authority to execute and deliver this Agreement and to carry out and perform all of its other obligations under the terms of this Agreement. All corporate action by Buyer necessary for the authorization, execution, delivery and performance by Buyer of this Agreement has been taken. This Agreement has been duly executed and delivered by Buyer and this Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except (a) as rights to indemnity, if any, thereunder may be limited by federal or state securities laws or the public policies embodied therein, (b) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and (c) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.



        4.3 Absence of Conflicting Agreements. Subject to obtaining the Consents listed in Section 3.4, the execution, delivery and performance of this Agreement by Buyer will not: (a) require the consent, approval, permit or authorization of, or declaration to or filing with any governmental or regulatory authority, or any other third party, except where if not obtained would not have a Material Adverse Effect; (b) violate the governing documents of Buyer; (c) violate any material law, judgment, order, ordinance, injunction, decree, rule or regulation of any court or governmental instrumentality; or (d) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any material agreement, instrument, license or permit to which Buyer is a party or by which Buyer may be bound, such that Buyer could not perform hereunder and acquire or operate the Assets.



        4.4 Buyer Qualification. Buyer knows of no reason why it cannot become the franchisee pursuant to the Franchises, and to its knowledge has the requisite qualifications to own and operate the Systems.



        4.5 Availability of Funds. Buyer will have available on the Closing Date sufficient unrestricted funds to enable it to consummate the transactions contemplated hereby.


 5. COVENANTS OF THE PARTIES


        5.1 Consents. Following the execution hereof, Seller shall make such applications to the Franchising Authorities and other third parties for the Consents, and shall otherwise use its commercially reasonable efforts to obtain the Consents as expeditiously as possible. In no event shall Seller be required, as a condition of obtaining such Consents, to expend any monies on, before or after the Closing Date (other than expenses typically incurred in connection with the efforts to obtain such Consents), or to offer or grant any accommodations or concessions adverse to Seller or to engage in litigation or other adversarial proceedings. Buyer shall use its commercially reasonable efforts to promptly assist Seller and shall take such prompt and affirmative actions as may reasonably be necessary in obtaining such Consents and shall cooperate with Seller in the preparation, filing and prosecution of such applications as may reasonably be necessary, including, without limitation, making management and other personnel of Buyer available to assist in obtaining such Consents. The parties agree to use commercially reasonable efforts to obtain consents to the transfer of the Franchises. Seller shall not agree to any materially adverse change in any Franchise as a condition to obtaining any authorization, consent, order or approval necessary for the transfer of such Franchise unless Buyer shall otherwise consent; provided, however, that Buyer, and not Seller, shall bear the cost and expense of any conditions imposed by Franchising Authorities on Franchise transfers to which Buyer has consented. Buyer acknowledges that Franchising Authorities and third parties to Contracts may impose bond, letter of credit, indemnity and insurance requirements and may modify or impose penalty provisions and other similar provisions to the appropriate Franchise or Contract as a condition to giving their consent to assignment or transfer thereof. Notwithstanding anything to the contrary contained in this Section 5.1, Buyer shall be obligated to accept any such conditions as long as the requirements are reasonable and customary in the industry for similarly situated cable system operators in terms of size and financial and operating qualifications. Buyer agrees that it shall not, without the prior written consent of Seller (which may be withheld at Seller's sole discretion), seek amendments or modifications to Franchises or Contracts. Buyer shall, at Seller's request, promptly furnish Seller with copies of such documents and information with respect to Buyer, including financial information and information relating to the cable and other operations of Buyer and any of its affiliated or related companies, as Seller may reasonably request in connection with the obtaining of any of the Consents or as may be reasonably requested by any person in connection with any Consent. Notwithstanding anything to the contrary contained in this Section 5.1, Seller's obligations hereunder with respect to pursuing any Consent shall be fully satisfied with respect to: (a) the transfer of pole attachment or conduit contracts, if Buyer has executed a new contract with the respective pole company or if such pole company has indicated in writing that it is willing to execute a new contract with Buyer; and (b) the transfer of railroad crossing permits or contracts, if Buyer has executed a new permit or contract with the respective railroad company or if such railroad company has indicated in writing that it is willing to execute a new permit or contract with Buyer.


        5.2 Taxes, Fees and Expenses. Buyer shall pay all sales, use, transfer, purchase taxes and fees, filing fees, recordation fees and application fees, if any, arising out of the transactions contemplated herein. Each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and other representatives.



        5.3 Brokers. Each of Buyer and Seller represents and warrants that neither it nor any person or entity acting on its behalf has incurred any liability for any finders' or brokers' fees or commissions in connection with the transaction contemplated by this Agreement, except that Seller has retained Daniels & Associates, L.P., whose fees shall be paid by Seller. Buyer agrees to defend, indemnify and hold harmless Seller against any fee, commission, loss or expense arising out of any claim by any broker or finder employed or alleged to have been employed by Buyer.



        5.4 Risk of Loss. The risk of loss, damage or destruction to the Systems from fire, theft or other casualty or cause shall be borne by Seller at all times up to completion of the Closing. It is expressly understood and agreed that in the event of any material loss or damage to any material portion of the Assets from fire, casualty or other cause prior to the Closing, Seller shall promptly notify Buyer of same in writing. Such notice shall report the loss or damage incurred, the cause thereof, if known, and any insurance coverage related thereto.



        5.5 Bonds, Letters of Credit, Etc. Buyer shall take all reasonably necessary steps, and execute and deliver all reasonably necessary documents, to insure that on the Closing Date Buyer has delivered such bonds, letters of credit, indemnity agreements and similar instruments in such amounts and in favor of such Franchising Authorities and other third parties requiring the same in connection with the Franchises and the Contracts.



        5.6 Accounts Receivable. Buyer shall have the sole right and obligation to collect, on behalf of Seller, outstanding Accounts Receivable after Closing. Buyer shall remit to Seller in cash all amounts collected by Buyer in satisfaction of Accounts Receivable on and up to 90 days after the Closing Date. All Accounts Receivable that remain outstanding 90 days after the Closing Date shall be automatically assigned from Seller to Buyer without further action, and all amounts collected by Buyer in satisfaction of Accounts Receivable more than 90 days after the Closing Date shall be retained by Buyer. Buyer shall use reasonable efforts to collect the Accounts Receivable on behalf of Seller. Buyer shall be entitled to compromise, discount or otherwise make concessions to account debtors as Buyer may reasonably determine in order to collect the Accounts Receivable. Seller shall reimburse Buyer for any costs Buyer incurs to collect Accounts Receivable, which costs shall be offset against the remittances to be made by Buyer to Seller.

 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER AND SELLER TO CLOSE



        6.1 Conditions Precedent to Obligations of Buyer to Close. The obligations of Buyer to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Buyer for purposes of consummating such transactions:


           6.1.1 Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

           6.1.2 Covenants and Conditions. Seller shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

           6.1.3 No Injunction, Etc. No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby which if successful would have a Material Adverse Effect.

           6.1.4 Consents. Each of the following Consents shall have been duly obtained and delivered to Buyer: (a) the Consents of the Franchising Authorities; and (b) the Consents of the FCC, except for any FCC consent to any business radio license or any microwave transmit or receive license that Seller reasonably expects can be obtained within 120 days after the Closing and so long as a temporary authorization is available to Buyer under FCC rules with respect thereto.

           6.1.5 Deliveries. Seller shall have made or stand willing and able to make all the deliveries to Buyer set forth in Section 7.2.

           6.1.6 Material Adverse Change. Between the date of this Agreement and the Closing Date, there shall have been no material adverse change in the financial condition of the Systems, taken as a whole, other than matters affecting the cable television industry generally (including, without limitation, legislative, regulatory or litigation matters) and matters relating to or arising from local or national economic conditions (including financial and capital markets).


        6.2 Conditions Precedent to Obligations of Seller to Close. The obligations of Seller to consummate the transactions contemplated by this Agreement to occur at the Closing shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived in writing, in whole or in part, by Seller for purposes of consummating such transactions:


           6.2.1 Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time except to the extent changes are permitted or contemplated pursuant to this Agreement.

           6.2.2 Covenants and Conditions. Buyer shall have in all material respects performed and complied with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

           6.2.3 No Injunction, Etc. No action, suit or other proceeding shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, or which is related to, or arising out of, this Agreement or the consummation of the transactions contemplated hereby.

           6.2.4 Limited Partner Approvals. A majority in interest of the limited partners of Seller shall have consented to the transactions contemplated by this Agreement in accordance with the terms of Seller's partnership agreement and applicable securities laws.

           6.2.5 Deliveries. Buyer shall have made or stand willing and able to make all the deliveries set forth in Section 7.3.

 7. CLOSING AND CLOSING DELIVERIES


        7.1 Closing. If practicable, the Closing will be held on the last business day of the calendar month during which the conditions set forth in Sections 6.1.5 and 6.2.5 hereof shall have been satisfied; provided, however, that if the Closing is not held on the last business day of the calendar month during which such conditions shall have been satisfied, the Closing shall be held on the last business day of the next succeeding calendar month, or on such other date as Buyer and Seller may mutually agree ("Closing Date"). The Closing shall be held at 10:00 a.m. local time at the Seller's offices at 1201 Third Ave., Suite 3600, Seattle, WA 98101, or will be conducted by mail or at such other place and time as the parties may agree. Notwithstanding the foregoing, the parties agree that the Closing shall be deemed effective as of 12:01 a.m. on the Closing Date, and all references herein that relate to the date and time of the Closing, including provisions dealing with adjustments to the Purchase Price, shall refer to such effective date and time.



        7.2 Deliveries by Seller. Prior to or on the Closing Date, Seller shall deliver to Buyer the following, in form and substance reasonably satisfactory to Buyer and its counsel:


           7.2.1 Transfer Documents. A duly executed bill of sale, limited or special (but not general) warranty deeds (subject to all matters of record), motor vehicle titles, assignments and other transfer documents which shall be sufficient to vest good title to the Assets in the name of Buyer or its permitted assignees, free and clear of any claims, liabilities, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever except for Permitted Encumbrances; and

           7.2.2  Consents. The original of each Consent required by Section
6.1.4;


        7.3 Deliveries by Buyer. Prior to or on the Closing Date, Buyer shall deliver to Seller the following, in form and substance reasonably satisfactory to Seller and its counsel:


           7.3.1 Purchase Price. The Purchase Price, subject to any adjustments and reductions in accordance with Section 2.3 and Section 2.4; and

           7.3.2 Assumption Agreements. A duly executed assignment and assumption agreement pursuant to which Buyer shall assume and undertake to perform the Assumed Liabilities.

 8. TERMINATION


        8.1 Method of Termination. This Agreement constitutes the binding and irrevocable agreement of the parties to consummate the transactions contemplated hereby, subject to and in accordance with the terms hereof, the consideration for which is (a) the covenants, representations, warranties and agreements set forth in this Agreement; and (b) the expenditures and obligations incurred and to be incurred by Buyer on the one hand, and by Seller, on the other hand, in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:


           8.1.1 By the mutual consent of Seller and Buyer, or by either Seller or Buyer in the event of the notification by the Federal Trade Commission or the Department of Justice of the intent of either agency to seek to enjoin the transactions contemplated by this Agreement or if any condition to the Closing set forth in Section 6.1.3 or 6.2.3 is not fulfilled and the failure of such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer or Seller contained in this Agreement;

           8.1.2 By Buyer, if any of the conditions set forth in Section 6.1 hereof to which the obligations of Buyer are subject (other than the conditions set forth in Section 6.1.3) have not been fulfilled or waived, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Buyer contained in this Agreement; or

           8.1.3 By Seller, if any of the conditions set forth in Section 6.2 hereof to which the obligations of Seller are subject (other than the conditions set forth in Section 6.2.3) have not been fulfilled or waived, and provided that the failure to fulfill such condition is not a result of a breach of warranty or nonfulfillment of any covenant or agreement by Seller contained in this Agreement.


        8.2  Rights upon Termination.


           8.2.1  In the event of a termination of this Agreement pursuant to
Section 8.1.1 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement, and no party (or any of its officers, directors, partners, employees, agents, representatives or stockholders) shall be liable to any other party for any cost, expense, damage or loss of anticipated profits hereunder.

           8.2.2  In the event of a termination of this Agreement pursuant to
Section 8.1.2 hereof, if Seller is in material breach of this Agreement, Buyer shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance. In the event of any action to enforce this Agreement, Seller hereby waives the defense that there is an adequate remedy at law.

           8.2.3  In the event of a termination of this Agreement pursuant to
Section 8.1.3 hereof, if Buyer is in material breach of this Agreement by Buyer, Seller shall have the right to seek all remedies available to it as provided hereunder or at law or equity, including the remedy of specific performance. In the event of any action to enforce this Agreement, Buyer hereby waives the defense that there is an adequate remedy at law.


 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION



        9.1 Representations and Warranties. All representations, warranties, covenants and agreements contained in this Agreement or in documents or instruments delivered pursuant hereto shall be deemed continuing representations, warranties, covenants and agreements, and shall survive the Closing Date for a period ending on the one-year anniversary of the Closing Date.



        9.2 Indemnification by Buyer. Buyer shall defend, indemnify and hold Seller harmless against and with respect to, and shall reimburse Seller for:


           9.2.1 Any and all losses, liabilities or damages resulting from any untrue representation, breach of warranty or nonfulfillment of any covenant by Buyer contained herein;

           9.2.2  Any and all of the Assumed Liabilities;

           9.2.3 Any and all losses, liabilities or damages resulting from Buyer's operation or ownership of the Systems or Assets on and after the Closing Date; and

           9.2.4 Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.


        9.3 Procedure for Indemnification. The procedure for indemnification shall be as follows:



           9.3.1 The party claiming indemnification ("Claimant") shall promptly give notice to the party from whom indemnification is claimed ("Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (a) the factual basis for such claim and (b) the estimated amount of the claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within ten business days after written notice of such action, suit or proceeding was given to Claimant; provided that failure to give such notice within such ten-day period shall not bar or otherwise prejudice Claimant's rights to indemnification with respect to such third-party action, suit or proceeding unless any defense, claim, counterclaim or cross-claim of the Indemnifying Party is prejudiced thereby.

           9.3.2 Following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have 30 days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and/or its authorized representative(s) the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of said 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim subject to the terms and in accordance with the procedures set forth herein. If the Claimant and the Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.

           9.3.3 With respect to any claim by a third party as to which the Claimant is entitled to indemnification hereunder, the Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to such claim, and the Indemnifying Party shall be responsible and shall promptly reimburse Claimant for all associated costs, fees and expenses.

           9.3.4 If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.


        9.4 Exclusive Remedy. After the Closing Date, the sole and exclusive remedy of any party for any misrepresentation or any breach of a warranty or covenant set forth in or made pursuant to this Agreement shall be a claim for indemnification under and pursuant to this Article 9.


10. MISCELLANEOUS


        10.1 Benefit and Binding Effect. Seller may not assign this Agreement without the prior written consent of the Buyer. Buyer may its rights and obligations under this Agreement to any of its affiliates or assigns upon notice to Seller. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.



        10.2 Bulk Transfer. Buyer acknowledges that Seller has not and will not file any transfer notice or otherwise complied with applicable bulk transfer laws, and the parties agree to waive compliance with same.



        10.3 Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Washington, without regard to the conflicts of law principles of such state. The parties agree that this
Section 10.3 serves as a material inducement for Seller to enter into this Agreement.



        10.4 Gender and Number. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires.



        10.5 Entire Agreement. This Agreement, and all documents and certificates to be delivered by the parties pursuant hereto collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof. This Agreement supersedes all prior negotiations between Buyer and Seller with respect to the transactions contemplated hereby, and all letters of intent and other writings relating to such negotiations, and cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Agreement or an agreement delivered pursuant hereto, as the case may be, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.


        10.6 Further Assurances. Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.



        10.7 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.



        10.8 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law; provided, however, that the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner that is materially adverse to any party affected by such invalidity or unenforceability.



        10.9 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument, and a facsimile transmission shall be deemed to be an original signature.



        10.10 No Third-Party Beneficiaries. This Agreement constitutes an agreement solely among the parties hereto, and, except as otherwise provided herein, is not intended to and will not confer any rights, remedies, obligations or liabilities, legal or equitable on any person other than the parties hereto and their respective successors or assigns, or otherwise constitute any person a third party beneficiary under or by reason of this Agreement.



        10.11 Tax Consequences. No party to this Agreement makes any representation or warranty, express or implied, with respect to the tax implications of any aspect of this Agreement on any other party to this Agreement, and all parties expressly disclaim any such representation or warranty with respect to any tax consequences arising under this Agreement. Each party has relied solely on its own tax advisors with respect to the tax implications of this Agreement.



        10.12 Construction. This Agreement has been negotiated by Buyer and Seller and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement shall not apply in any construction or interpretation of this Agreement.



        10.13 Time of the Essence. Time is of the essence under this Agreement. If the last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day that is not a business day, the time for the giving of such notice or the performance of such act will be extended to the next succeeding business day.



        10.14 Cure. For all purposes under this Agreement, the existence or occurrence of any event or circumstance that constitutes a breach of a representation or warranty or the nonfulfillment of any pre-Closing covenant or agreement of Buyer or Seller contained in this Agreement on the date such representation or warranty is made or the fulfillment of such pre-Closing covenant or agreement is due, shall not constitute a breach of such representation or warranty or the nonfulfillment of such pre-Closing covenant or agreement if such event or circumstance is cured on or prior to the Closing Date.

        10.15  Covenant Not to Sue and Nonrecourse to Partners.



           10.15.1 Buyer agrees that notwithstanding any other provision in this Agreement, any agreement, instrument, certificate or document entered into pursuant to or in connection with this Agreement or the transactions contemplated herein or therein (each a "Transaction Document") and any rule of law or equity to the contrary, to the fullest extent permitted by law, Seller's obligations and liabilities under all Transaction Documents and in connection with the transactions contemplated therein shall be nonrecourse to all general and limited partners of Seller. As used herein, the term "nonrecourse" means that the obligations and liabilities are limited in recourse solely to the assets of Seller (for those purposes, any capital contribution obligations of the general and limited partners of Seller or any negative capital account balances of such partners shall not be deemed to be assets of Seller) and are not guaranteed directly or indirectly by, or the primary obligations of, any general or limited partner of Seller, and neither Seller nor any general or limited partner or any incorporator, stockholder, officer, director, partner, employee or agent of Seller or of any general or limited partner of any successor partnership, either directly or indirectly, shall be personally liable in any respect for any obligation or liability of Seller under any Transaction Document or any transaction contemplated therein.


           10.15.2 Buyer hereby covenants for itself, its successors and assigns that it, its successors and assigns will not make, bring, claim, commence, prosecute, maintain, cause or permit any action to be brought, commenced, prosecuted, maintained, either at law or equity, in any court of the United States or any state thereof against any general or limited partner of Seller or any incorporator, stockholder, officer, director, partner, employee or agent of Sellers or of any general or limited partner of Seller for (i) the payment of any amount or the performance of any obligation under any Transaction Document or (ii) the satisfaction of any liability arising in connection with any such payment or obligation or otherwise, including without limitation, liability arising in law for tort (including, without limitation, for active and passive negligence, negligent misrepresentation and fraud), equity (including, without limitation, for indemnification and contribution) and contract (including, without limitation, monetary damages for the breach of representation or warranty or performance of any of the covenants or obligations contained in any Transaction Document or with the transactions contemplated herein or therein).


        10.16 Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.


        [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

     EXECUTED as of the date first above written.

                                          Buyer:
                                          NORTHLAND COMMUNICATIONS CORPORATION

                                          By:
                                          --------------------------------------

                                          Name Printed:
                                          --------------------------------------
                                          Title: Vice President

                                          Seller:
                                          NORTHLAND CABLE PROPERTIES SIX LIMITED
                                          PARTNERSHIP
                                          By: Northland Communications
                                              Corporation,
                                              Managing General Partner

                                          By:
                                          --------------------------------------

                                          Name Printed:
                                          --------------------------------------
                                          Title: Vice President

                                                                       EXHIBIT G


                              PROPOSED TRANSACTION
                                PROMISSORY NOTE


$                                                                          , 200

                                                             Seattle, Washington

     FOR VALUE RECEIVED, NORTHLAND COMMUNICATIONS CORPORATION, or any affiliated entity to which it may assign its rights and obligations (the "Maker"), promises to pay to NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP, a Washington limited partnership ("NCP-Six"), upon the terms and conditions stated herein, the principal sum of Nine Million Eight Hundred Seventy-Five Thousand Dollars ($9,875,000), which sum shall be payable in two equal payments of principal, plus accrued interest, due annually commencing on the first anniversary of the date of this Note. Payments shall be made in lawful money of the United States, at such place as NCP-Six may designate in writing. Maker shall have the privilege of prepaying all or any portion of this Note without premium or penalty.

     This Note is issued in connection with that certain Asset Purchase
Agreement between the Maker and NCP-Six dated as of                , 200 (the
"Agreement"). The Maker may be entitled to the right of offset, as provided in
the Agreement and that certain Proxy Statement dated                , 200 , and
may, without being in default under this Note, effect such offset against any amounts payable under this Note.

     The principal sum of this Note shall bear interest at a per annum rate of six and one-half percent (6 1/2%). If any portion of this Note shall not be paid when due, then the principal balance of the Note shall thereafter bear interest at the rate of twelve percent (12%) per annum, from the date of such default. A default shall exist as to any failure of the Maker to make any payment required hereunder in a timely manner; provided, however, there shall be no default and no payment shall be due hereunder if the Maker is effecting an offset to account for any prorations or other adjustments provided for pursuant to the Agreement.

     In the event a suit is commenced to enforce the payment of this Note, the Maker hereby agrees to pay all costs of collection, including a reasonable sum as the fees of attorneys and certified public accountants.

     The indebtedness and all other obligations evidenced by this Note are subordinated to the prior payment in full in cash of all obligations of the Maker from time to time outstanding in respect of all other indebtedness of the Maker, other than any indebtedness which by its terms is expressly subordinated to this Note, including, without limitation, amounts that would become due except for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), and interest, fees, charges and other amounts that, but for the filing of a petition in bankruptcy with respect to the Maker, would accrue on such indebtedness whether or not a claim is allowed against the Maker for the same in such proceeding (collectively, "Senior Debt"). The Maker agrees that upon the occurrence and during the continuance of any default under any Senior Debt or upon any distribution of the assets or readjustment of the obligations of the Maker whether by reason of voluntary or involuntary liquidation, dissolution, winding up, composition, bankruptcy, reorganization, arrangement, receivership, assignment for the benefit of creditors or any marshalling of its assets or the readjustment of its liabilities, whether partial or total, the holders of the Senior Debt shall be entitled to receive cash payment in full of lawful money of the United States of America of all of the Senior Debt in accordance with their respective terms prior to payment of, or other distribution in respect of, all or any part of the indebtedness or other obligations hereunder. NCP-Six agrees, by its acceptance of this Note, that at any time that payment under this Note is prohibited by operation of this paragraph, it shall not take any action to enforce or otherwise collect any such payment and in the event that, notwithstanding the foregoing, NCP-Six shall have received any payment under or in respect of this Note at a time when such payment is prohibited, then such payment shall be received and held in trust for the benefit of the holders of the Senior Debt and shall be paid over and delivered to such holders or their agent to the extent necessary to pay the Senior Debt in full in cash after giving effect to any other concurrent payment or distribution to such holders in respect of the Senior Debt.

     THIS NOTE IS AND SHALL FOR ALL PURPOSES BE DEEMED NONASSIGNABLE AND NONNEGOTIABLE; provided, however, that NCP-Six may assign its rights and delegate its duties and obligations under this Note, including without limitation the right to receive payment hereunder, to a liquidating trust established for the purpose of distributing amounts due hereunder for the benefit of the beneficiaries of such liquidating trust, and provided further the Maker may assign its rights and delegate its duties and obligations under this Note to any affiliate of Maker.

     This Note is to be construed in all respects and enforced according to the laws of the State of Washington.

MAKER:                                    [                    ]

                                          By:
                                          --------------------------------------

                                          Its:
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                                       G-2

                                                                       EXHIBIT H

                               DANIELS' APPRAISAL

               NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP

                           APPRAISAL ANALYSIS SUMMARY

INTRODUCTION

     Northland Cable Properties Six Limited Partnership (the "Partnership") is a Washington limited partnership consisting of two general partners (the "General Partners") and approximately 1,865 limited partners. Northland Communications Corporation ("Northland"), a Washington corporation, is the Managing General Partner of the Partnership. The Partnership was formed on January 22, 1986 and began operations in 1986 with the acquisition of the cable television systems serving the communities surrounding Starkville, Maben and Mathiston, Mississippi, six additional communities in central Mississippi and the community of and areas surrounding Highlands, North Carolina. As the result of subsequent acquisitions made between July 1988 and January 1998 as well as sales of certain systems, the Partnership currently owns and operates seven cable television system groups ("System Operating Groups"), comprised of twelve headends, serving numerous communities in Mississippi, South Carolina and North Carolina (referred to in the aggregate as the "Systems"). As of March 31, 1999, the Systems passed an estimated 50,060 homes and served approximately 32,963 equivalent basic subscribers ("EBUs").

     Based on information provided by Northland for the three month period ended March 31, 1999, annualized run-rate revenue and operating cash flow for the Systems are estimated to be approximately $14.3 million and $6.7 million, respectively. This equates to average monthly revenue per EBU of $36.07 and average annual cash flow per EBU of $203.15.

     A summary of the Partnership's System Operating Groups is presented in the following table.

                                                                                                                    EST.
                                                          3/31/99                                 ESTIMATED      ANNUALIZED
           SYSTEM             MILES OF PLANT/    EST.    ESTIMATED     3/31/99       3/31/99     ANNUALIZED       RUN-RATE
         OPERATING               NUMBER OF      HOMES/     HOMES        EBUS/      PAY UNITS/     RUN-RATE       CASH FLOW/
           GROUP                 HEADENDS        MILE     PASSED     PENETRATION   PENETRATION     REVENUE         MARGIN
         ---------            ---------------   ------   ---------   -----------   -----------   -----------   ---------------
Starkville, MS..............       194.5/2        57      11,085      8,097/73.0%   2,930/36.2%  $ 3,680,744   $1,895,951/51.5%
Philadelphia, MS............         170/1        26       4,395      3,851/87.6%   1,450/37.7%    1,617,933      731,306/45.2%
Kosciusko, MS...............       125.8/2        43       5,440      4,350/80.0%   1,371/31.5%    1,854,490      952,651/51.4%
Forest, MS..................         154/2        24       3,735      3,222/86.3%   1,442/44.8%    1,390,976      689,646/49.6%
  Subtotal, MS..............       644.3/7        38      24,655     19,520/79.2%   7,193/36.9%    8,544,143    4,269,554/50.0%
Highlands, NC...............         128/1        33       4,190      2,584/61.7%     482/18.7%    1,036,879      459,752/44.3%
Barnwell, SC................       308.5/3        39      12,125      5,941/49.0%   4,301/72.4%    2,694,265    1,079,592/40.1%
Bennettsville, SC...........         145/1        63       9,090      4,918/54.1%   3,628/73.8%    1,993,654      887,575/44.5%
  Subtotal, SC..............       453.5/4        47      21,215     10,859/51.2%   7,929/73.0%    4,687,919    1,967,167/42.0%
Total All Systems...........    1,225.8/12        41      50,060     32,963/65.8%  15,604/47.3%  $14,268,941   $6,696,473/46.9%

     Daniels was retained by Northland to appraise the fair market value of the assets of the Partnership as of July 1, 1999 (the "Valuation Date"). The appraisal was performed in conjunction with the anticipated dissolution and liquidation of the Partnership. This report summarizes Daniels' conclusions and provides an outline of the scope of the engagement, the process used, an overview of the Systems by System Operating Group, the valuation methodology, the assumptions relied upon and an explanation of the values derived.

PROCESS

     Daniels prepared an independent appraisal analysis to determine the fair market value of the operating assets of the Partnership. The Systems were appraised on a going-concern basis, in conformance with standard appraisal techniques, utilizing a ten-year discounted net cash flow analysis and applying relevant market and economic factors. The appraisal assumes that the Systems have been and will continue to be operated as efficiently as comparable cable television systems and that the franchises and leases of assets used in the operation of the Systems will be renewed indefinitely without material changes, other than upgrade and/or rebuild requirements (see "The Systems").

     The appraisal process included discussions with the Partnership's management, due diligence visits to substantially all of the Systems by Daniels' personnel, research of demographic information concerning the various communities served by the Partnership and analyses of historical and forecasted financial and operating information, as well as Daniels' general knowledge about the cable television industry. From such due diligence, summaries of the relevant operating, technical, financial and demographic characteristics were prepared for each of the seven System Operating Groups. These characteristics were instrumental in determining value.

     In order to assess the fair market value of the Partnership's operating assets, Daniels prepared detailed operating and financial forecasts for each of the seven System Operating Groups, incorporating the critical elements of operating revenues and expenses as well as capital expenditure requirements. These financial forecasts then formed the basis for determining a discounted cash flow value for each System Operating Group, a standard valuation methodology used within the cable television industry (the "DCF" valuation methodology). The combined values of the Systems, by System Operating Group, pursuant to the DCF, provide a value of the operating assets of the Partnership. In addition, using the private market transaction multiples methodology, an aggregate value for the Partnership's cable television assets was derived by applying value per subscriber and operating cash flow multiples obtained in private market sales of comparable cable television systems to the respective statistics of the Systems. The results of the DCF and the private market transaction multiples valuation methodologies were then analyzed to determine a final appraised value for the Partnership's operating assets.

THE SYSTEMS

     The Systems are comprised of seven System Operating Groups, four of which are located in Mississippi, two of which are located in South Carolina and one of which is located in North Carolina. The largest System Operating Group is Starkville, Mississippi with 8,097 EBUs as of March 31, 1999. The smallest System Operating Group is Highlands, North Carolina with 2,584 EBUs as of the same period. As of March 31, 1999, the System Operating Groups had EBU penetration rates ranging from 49.0% to 87.6%, and a weighted average EBU penetration level of 65.8%. Subscriber growth rates for the Systems have been essentially flat to modest for the past several years.

     In the seven System Operating Groups, there are a total of 12 headends and 1,226 plant miles, of which approximately 89% is aerial and 11% is underground. Based on information provided by Northland, approximately 10% of the plant miles are at 300 MHz; 42% are at 330 MHz; 1% are at 400 MHz; 36% are at 450 MHz; and 11% are at 550 MHz. According to Northland, none of the Systems are currently addressable, and pay-per-view service is offered on an event-only basis.

TECHNICAL SUMMARY


           MILES OF PLANT AT VARIOUS BANDWIDTHS AS OF MARCH 31, 1999

                                   300 MHZ    330 MHZ    400 MHZ    450 MHZ    550 MHZ     TOTAL
        SYSTEM OPERATING            MILES      MILES      MILES      MILES      MILES      MILES
        ----------------           -------    -------    -------    -------    -------    -------
Starkville, MS...................              194.5                                          194.5
Philadelphia, MS.................               51                   119                      170
Kosciusko, MS....................                                    125.8                    125.8
Forest, MS.......................    17        137                                            154
  Subtotal, MS...................    17        382.5                 244.8                    644.3
Highlands, NC....................              128                                            128
Barnwell, SC.....................   111.2                            197.3                    308.5
Bennettsville, SC................                          6                    139           145
  Subtotal, SC...................   111.2                  6         197.3      139           453.5
TOTAL ALL SYSTEMS................   128.2      510.5       6         442.1      139         1,225.8
     Percent of Total............    10.5%      41.6%      0.5%       36.1%      11.3%        100.0%

     The reality of competition from DBS, SMATV and MMDS and the lack of excess channel capacity in certain of the Partnership's Systems suggest that a rebuild or upgrade of all of the Systems with a current capacity of less than 450 MHz would be prudent over the next several years. The Partnership plans to upgrade substantially all of the Systems to a bandwidth of at least 450 MHz over the next three years; however, there are no current franchise requirements to rebuild or upgrade any of the Systems. None of the Systems are currently addressable.

     The quality of broadcast signals that can be received off-air varies among the different System Operating Groups from good to poor, and the communities that receive good off-air signals typically have a lower subscriber penetration rate. Selected subscribers in the Starkville System Operating Group have the option of receiving service from Wireless One, a MMDS operator. Management of the Partnership does not believe that MMDS operators will have a further material negative effect on the Systems in the future. Additionally, selected homes in the community of Sapphire Valley in the Highlands system have been overbuilt by a small operator. Although competition from DBS providers exists in areas served by the Systems, such competition has not had a material effect on the Partnership's operations to date.

     On May 5, 1995, the Federal Communications Commission ("FCC") announced the adoption of a simplified set of rate regulation rules that will apply to "small" cable systems, defined as a system serving 115,000 or fewer subscribers, that are owned by "small" companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Partnership is a "small" company and each of the Partnership's Systems are "small" systems. Maximum permitted rates under these revised rules are dependent on several factors including the number of regulated channels offered, net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return.

     On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Act") became law. The 1996 Act eliminated all rate controls on cable programming service tiers ("CPSTs") of "small" cable systems, defined by the 1996 Act as systems serving fewer than 50,000 subscribers owned by operators serving fewer than 1% of all subscribers in the United States (approximately 600,000 subscribers). Under the 1996 Act, all of the Partnership's Systems qualify as "small" cable systems.

     As of March 31, 1999, six of the Partnership's Systems have received notification that local franchising authorities have elected to certify to regulate basic rates. Based on Northland's analysis, the rates charged by the Systems are within the maximum rates allowed under FCC rate regulations.

STARKVILLE, MISSISSIPPI

     The Starkville, Mississippi System Operating Group is the largest of the seven System Operating Groups with subscribers located in Oktibbeha County, Mississippi, which is approximately 125 miles northeast of Jackson, Mississippi. The City of Starkville serves as the County Seat and is the home of Mississippi State University, which has an enrollment of approximately 12,000 students and features a leading, nationally recognized veterinary medicine program. The University is the largest employer in Starkville. Also located in Starkville is the Mississippi Research and Technology Park, a long-range economic development project initiated through the joint efforts of the City of Starkville, Oktibbeha County, Mississippi State University and local businesses.

     As noted previously, the Starkville system faces limited competition from Wireless One, a MMDS operator. Additionally, the City of Starkville has formed an exploratory committee to assess the feasibility of building a cable system. In consideration of the fact that the City also owns the local power company, there is at least a potential threat that the City will move forward with a hardwire overbuild of the Starkville system with a bundled telecommunications strategy. Additionally, there is a small independent cable operator who has overbuilt approximately 12 homes in a low density area of Oktibbeha County.

     As of March 31, 1999, the Starkville System Operating Group passed 11,085 estimated homes and served 8,097 equivalent basic subscribers, for a penetration rate of 73.0%. This penetration rate is the fourth highest of the seven System Operating Groups. There are currently five franchises covering this group, with franchise expiration dates ranging from November 7, 2005 to June 30, 2010. The Starkville System Operating Group accounts for approximately 25% of the Partnership's equivalent basic units.

     The Starkville System Operating Group is comprised of two systems, each with one headend, located in Starkville and Maben, Mississippi. The Starkville System Operating Group was acquired in 1986 and has approximately 195 miles of plant, 97% of which is aerial. Currently, 100% of the plant is capable of passing 330 MHz. Within a period of two years, the Partnership will complete its rebuild of the Starkville system to 550 MHz and the Maben system to 400 MHz. The financial forecasts prepared by Daniels take into account such capital projects, among others.

     The Starkville system offers three levels of non-premium service: Economy Basic service, consisting of 11 primarily broadcast and local origination channels, for $14.00; Standard Basic service, consisting of the 11 Economy Basic channels plus an additional 21 satellite channels, for $25.95; and Specialty Tier service, consisting of the 32 Standard Basic channels plus an additional eight satellite channels, for $34.45. The Maben system offers 29 channels of Standard Basic service for $25.50. Both systems offer HBO and Showtime, while the Starkville system also offers Cinemax and The Disney Channel. The last rate increase was implemented on August 1, 1998.

BARNWELL, SOUTH CAROLINA

     The Barnwell System Operating Group was acquired by the Partnership in January 1998. Barnwell is the second largest System Operating Group, passing 12,125 estimated homes in the communities of Barnwell, Allendale and Bamberg, South Carolina and serving 5,941 equivalent basic subscribers as of March 31, 1999. The areas served by the Barnwell System Operating Group are located in Southern South Carolina, approximately 60 miles south of Columbia, South Carolina. The economy is based primarily on manufacturing and agricultural activities. The largest employer in the area is the Savannah River Site nuclear plant. Other major employers that employ in excess of 500 people include Sara Lee, Ducane Heating Corporation and Dixie Narco, a soft drink vending machine manufacturer. The overall penetration rate in this System Operating Group is 49.0%. The Barnwell System Operating Group is covered by 12 franchises which expire between January 8, 2000 and July 16, 2012. The Barnwell System Operating Group accounts for approximately 18% of the Partnership's equivalent basic subscribers.

     The Barnwell System Operating Group is comprised of three systems, each with one headend, located in Barnwell, Allendale and Bamberg, South Carolina. The Barnwell System Operating Group includes 309 miles of plant, of which approximately 84% is aerial. Approximately 64% of the plant is capable of passing

450 MHz, and approximately 36% can pass 300 MHz. Over the next two years, the Partnership will complete its rebuild of the entire System Operating Group to 450 MHz. The financial forecasts prepared by Daniels take into account such capital projects, among others.

     The Barnwell system offers two levels of non-premium service: Economy Basic service, consisting of 13 primarily broadcast and local origination channels, for $10.26; and Standard Basic service, consisting of the 13 Economy Basic channels plus an additional 15 satellite channels, for $29.65. Both the Allendale and Bamberg systems offer Economy Basic service, comprised of 12 channels, for $10.40; and Standard Basic service, comprised of 12 Economy Basic channels plus an additional 24 channels, for $30.58. The Barnwell system offers HBO, The Disney Channel, Showtime and The Movie Channel. The Allendale and Bamberg systems offer the four aforementioned premium channels plus Cinemax. The last rate increase was implemented on March 1, 1998.

BENNETTSVILLE, SOUTH CAROLINA

     The Bennettsville System Operating Group was acquired by the Partnership in January 1998. The city of Bennettsville is located approximately 100 miles northeast of Columbia, South Carolina and is the county seat of Marlboro County. The economy is based primarily on manufacturing and agricultural activities, with the three largest employers being Mohawk Carpet, United Technologies Automotive and Williamette Industries. As of March 31, 1999, the Bennettsville System Operating Group passed 9,090 estimated homes and served 4,918 equivalent basic subscribers, for a penetration rate of 54.1%. The Bennettsville System Operating Group represents a single headend located in Bennettsville, South Carolina, and covers five franchised areas. The five franchises covering this System Operating Group expire between June 10, 2006 and August 30, 2007. The Bennettsville System Operating Group accounts for approximately 15% of the Partnership's equivalent basic subscribers.

     The Bennettsville System Operating Group includes 145 miles of plant, of which approximately 81% is aerial. Approximately 96% of the plant is capable of passing 550 MHz and approximately 4% can pass 400 MHz. By the end of 2000, the Partnership is planning to upgrade the small portion of the system that is currently not capable of passing 550 MHz. The financial forecasts prepared by Daniels take into account this capital project, among others.

     The Bennettsville system offers three levels of non-premium service:
Economy Basic service, consisting of 11 primarily broadcast and local origination channels, for $7.57; Standard Basic service, consisting of the 11 Economy Basic channels plus an additional 18 satellite channels, for $19.10; and Super Basic service, consisting of the 29 Standard Basic channels plus an additional 19 satellite channels, for $26.67. The Bennettsville system offers HBO, Cinemax, The Disney Channel, Showtime, The Movie Channel and Encore. The last rate increase was effective May 1, 1998. Service rates at Bennettsville are lower than the average rates charged by the Systems due to the aggressive pricing strategy effected by the system's prior owner in response to entry into the market by an overbuilder, who has subsequently ceased operating in the market. Northland indicates that significant rate adjustments will be implemented over the next few years to get the Bennettsville system more in line with average rates charged by the Systems.

KOSCIUSKO, MISSISSIPPI

     Kosciusko is the fourth largest of the seven System Operating Groups, consisting of two systems, each with one headend, located in Kosciusko and Carthage, Mississippi, approximately 70 miles northeast of Jackson, Mississippi. The local economy is based primarily on manufacturing and agricultural activities with three of the largest employers being Choctaw Maid Farms, Inc., Choctaw Manufacturing Enterprise and Interstate Industries, Inc. The Kosciusko System passes 5,440 estimated homes and serves 4,350 equivalent basic subscribers as of March 31, 1999, for a penetration rate of 80.0%. There are three franchise agreements covering the Kosciusko System Operating Group, expiring between March 13, 2003 and April 4, 2010. The Kosciusko System Operating Group accounts for approximately 13% of the Partnership's equivalent basic subscribers.

     The Kosciusko System Operating Group consists of 126 miles of plant, of which approximately 94% is aerial. Both the Kosciusko and Carthage plants are capable of passing 450 MHz. The Partnership currently has no plans for a rebuild of the systems.

     The Kosciusko and Carthage systems offer three levels of non-premium service: Economy Basic service, consisting of 12 primarily broadcast and local origination channels, for $15.00; Standard Basic service, consisting of the 12 Economy Basic channels plus an additional 19 satellite channels, (18 for Carthage), for $25.95 in Kosciusko and $25.50 in Carthage; and Specialty Tier service, consisting of the 31 Standard Basic channels (30 for Carthage) plus an additional 10 satellite channels, for $34.45 in Kosciusko and $34.00 in Carthage. Both Systems offer HBO, Cinemax, The Disney Channel and Showtime. The last rate increase was implemented on August 1, 1998.

PHILADELPHIA, MISSISSIPPI

     The Philadelphia System Operating Group serves communities in central Mississippi through a single headend located in Philadelphia, Mississippi. The city of Philadelphia is located approximately 80 miles northeast of Jackson, Mississippi and is the County Seat. Philadelphia's economy is based primarily on manufacturing with the largest employer being U.S. Electrical Motors. Additionally, the gaming industry, highlighted by the Silver Star Casino and Hotel (500+ rooms), owned by the Choctaw Indian Reservation, has added growth to the local economy. As of March 31, 1999, the Philadelphia System Operating Group passed 4,395 estimated homes and served 3,851 equivalent basic subscribers, for a penetration rate of 87.6%. This penetration rate is the highest of the seven System Operating Groups. The Philadelphia System Operating Group includes a single headend located in Philadelphia, Mississippi, and has four franchise agreements expiring between March 20, 2009 and June 3, 2017. The Philadelphia System Operating Group accounts for approximately 12% of the Partnership's equivalent basic subscribers, resulting largely from the Silver Star Casino Hotel.

     The Philadelphia System Operating Group includes 170 miles of plant, of which approximately 96% is aerial. Approximately 70% of the plant is capable of passing 450 MHz and approximately 30% can pass 330 MHz. Over the next two years, the Partnership is planning to complete a rebuild of the entire system to 450 MHz. The financial forecasts prepared by Daniels take into account this capital project, among others.

     The Philadelphia system offers three levels of non-premium service: Economy Basic service, consisting of 12 primarily broadcast and local origination channels, for $15.00; Standard Basic service, consisting of the 12 Economy Basic channels plus an additional 16 satellite channels, for $25.50; and Specialty Tier service, consisting of the 28 Standard Basic channels plus an additional 10 satellite channels, for $34.75. The Philadelphia system offers HBO, Cinemax, Showtime, Starz and Encore. The last rate increase was implemented on August 1, 1998 for all services and the Specialty Tier service rate was increased again on May 1, 1999.

FOREST, MISSISSIPPI

     The Forest, Mississippi System Operating Group serves communities in central Mississippi. The local economy is primarily based on agricultural and manufacturing activities. One of the largest industries in the area is poultry. Nearly two million birds are dressed per week in Forest, which ranks as the second-largest producer of broilers in the nation. As of March 31, 1999, the Forest System Operating Group passed 3,735 estimated homes and served 3,222 equivalent basic subscribers for a penetration rate of 86.3%. This penetration rate is the second highest of the seven System Operating Groups. There are currently four franchises covering this System Operating Group, with franchise expiration dates ranging from February 20, 2003 to October 17, 2010. The Forest System Operating Group accounts for approximately 10% of the Partnership's equivalent basic subscribers.

     The Forest System Operating Group includes two systems, each with one headend, located in Forest and Raleigh, Mississippi. The Forest System Operating Group includes 154 miles of plant, 95% of which is aerial. Currently, 89% of the plant is capable of passing 330 MHz and 11% is capable of passing

300 MHz. Over the next two years, the Partnership is planning to rebuild the Forest system to 550 MHz. The small Raleigh system currently has no plans for further upgrade. The financial forecasts prepared by Daniels take into account such capital projects, among others.

     The Forest system offers three levels of non-premium service: Economy Basic service, consisting of 13 primarily broadcast and local origination channels, for $15.00; Standard Basic service, consisting of the 13 Economy Basic channels plus an additional 17 satellite channels, for $25.95; and Specialty Tier service, consisting of the 30 Standard Basic channels plus an additional eight satellite channels, for $33.90. The Raleigh system offers 25 channels of Standard Basic service for $23.95. The Forest system offers HBO, Cinemax, Showtime, Encore and Starz, while the Raleigh system offers only HBO. The last rate increase was implemented on August 1, 1998.

HIGHLANDS, NORTH CAROLINA

     The Highlands System Operating Group is the smallest of the seven System Operating Groups and serves the community of and areas surrounding Highlands, North Carolina. The city of Highlands is located on a plateau of the Blue Ridge Mountains where Georgia, North Carolina and South Carolina meet. The Highlands region has long been a vacation destination for affluent families from many Southern cities. The area is encircled by 200,000 acres of the End National Forest. One of the main attractions of Highlands is the area's exclusive golf clubs. As of March 31, 1999, the Highlands System Operating Group passed 4,190 estimated homes and served 2,584 equivalent basic subscribers, for a penetration rate of 61.7%. The Highlands System Operating Group includes a single headend located in Highlands, North Carolina, and has four franchise agreements expiring between October 3, 1999 and June 2, 2013. The Highlands System Operating Group accounts for approximately 8% of the Partnership's equivalent basic subscribers. In keeping with the fluctuating occupancy of the area's homes throughout the year, the system experiences seasonality in its subscriber base.

     The Highlands System Operating Group includes 128 miles of plant, of which approximately 78% is aerial. Currently, 100% of the plant is capable of passing 330 MHz. Over the next two years, the Partnership is planning to rebuild the system to 450 MHz. The financial forecasts prepared by Daniels take into account this capital project, among others.

     The Highlands system offers two levels of non-premium service: Economy Basic service, consisting of 17 primarily broadcast and local origination channels, for $17.50; and Standard Basic service, consisting of the 17 Economy Basic channels plus an additional 19 satellite channels, for $33.20. The Highlands system offers HBO, Cinemax, The Disney Channel and Encore. The last rate increase was effective February 1, 1999.

VALUATION METHODOLOGY

     In order to appraise the fair market value of the assets of the Partnership, Daniels applied two valuation methodologies to each of the seven System Operating Groups: (i) discounted cash flow valuation; and (ii) comparable private market transaction multiples analysis. The respective aggregate fair market values of the Partnership's operating assets derived from each valuation methodology were then compared, and a final value was derived.

DISCOUNTED CASH FLOW

     The discounted cash flow valuation methodology ("DCF") measures the present value of an entity's forecasted free cash flow from operations, defined as pre-tax earnings before interest, taxes, depreciation and amortization ("EBITDA"), less capital expenditures ("Free Cash Flow"). The forecasted Free Cash Flow was determined through a 10-year financial forecast prepared by Daniels for each of the seven System Operating Groups, which provides for detailed forecasts of revenue and operating expenses. In addition to Free Cash Flow, and based upon the 10-year financial forecasts discussed above, a terminal enterprise value was estimated for each of the seven System Operating Groups assuming a sale at the end of year 10 (the "Terminal Enterprise Value"). This Terminal Enterprise Value was based on a multiple of terminal EBITDA which Daniels determined to be reasonable in light of comparable private market transaction multiples of EBITDA.

     The revenue forecasts for each of the seven System Operating Groups were based upon Daniels' forecasts of homes passed, subscriber penetration levels and rates and non-subscriber based revenue sources. Expense forecasts were based primarily on assumed rates of inflation over the forecast period and were adjusted for particular growth characteristics of each of the seven System Operating Groups. Capital expenditure forecasts were based upon costs associated with the construction of new miles of plant, plant maintenance and rebuild/upgrade requirements. Daniels did not include telephony or commercial data services revenue, expenses or capital costs in its forecasts. Daniels did, however, include residential data services revenue and expenses in its forecast where warranted.

     The forecasted Free Cash Flow and the Terminal Enterprise Value (together, the "Forecasted Net Cash Flows") resulting from the 10-year financial forecasts prepared by Daniels were discounted back to the present at a discount rate representing the weighted average cost of capital for an array of entities within the cable television industry that are capable of consummating an acquisition similar in size to the acquisition of the Systems. The weighted average cost of capital is a company's required rate of return necessary to satisfy the expectations of both the debt and equity investors of a company. Theoretically, an entity will be willing to pay a price for an investment as high as the value that will allow it to equal or exceed its weighed average cost of capital requirements.

     Borrowing costs are different for every entity, depending primarily upon the overall credit quality of the borrower and the quality of the collateral, if any. In the cable television industry, many lending institutions often use the prime rate as a benchmark for determining loan interest rates. Some borrowers pay interest rates above the prime rate, while others are able to borrow at more favorable rates below the prime rate. Daniels, therefore, has assumed that the prime rate is a fair benchmark, within a margin of 25 to 50 basis points, of the average cost of debt of an array of entities willing and financially able to consummate an acquisition similar in size to an acquisition of the Systems. The cost of equity was determined by sampling the current estimated private market cost of equity for cable television investments and blending that with equity return objectives of large publicly traded companies in this industry. Such equity returns are those which would be required by experienced private equity investors and publicly traded companies in cable television investments with characteristics similar to those of the Systems. The weighted average cost of capital Daniels derived for each of the discounted cash flow analyses was 13.50%. Listed below are the estimates of the costs of debt and equity in the capitalization structure as of the Valuation Date used to determine the discount rate.

           ASSUMED CAPITAL STRUCTURE              % OF TOTAL CAPITAL   COST OF CAPITAL
           -------------------------              ------------------   ---------------
Debt............................................         60.0%               7.5%
Equity..........................................         40.0%              22.5%
Estimated Weighted Average Cost of Capital......        100.0%              13.5%

     The combined aggregate fair market value of the Systems derived from this analysis is $73.3 million, which is equal to 10.9x estimated annualized run-rate cash flow and $2,200 per equivalent basic subscriber.(1)


                       MULTIPLE OF ANNUALIZED
DISCOUNTED CASH FLOW       RUN-RATE CASH
     VALUATION                FLOW(1)           VALUE PER EBU(1)
--------------------   ----------------------   ----------------
    $73,300,000                10.9x                 $2,200


---------------
(1) Annualized run-rate cash flow for the three months ended 3/31/99 and EBUs as of 3/31/99 have been adjusted for seasonality of the Highlands system. The adjusted annualized run-rate cash flow for the Systems is estimated to be $6.7 million and the adjusted EBU for the Systems is estimated to be 33,313.

COMPARABLE PRIVATE MARKET TRANSACTION MULTIPLES


     In addition to the DCF valuation methodology, Daniels also utilized the comparable private market transaction multiples methodology, which is another generally accepted valuation methodology used to correlate and validate the findings of the DCF with the realities of the private market. Under this methodology, Daniels has compared selected market multiples reported in sales of cable television systems of similar size, markets and technical condition as the Systems to selected operating statistics of the Systems. In the case of cable television system transactions, the most commonly used market multiples are: (i) a multiple of trailing three or six months annualized operating cash flow; and
(ii) the price per subscriber. The Systems' annualized operating cash flow for the quarter ended March 31, 1999 will be used as a comparable statistic to the annualized statistics reported in the comparable group of transactions.

COMPARABLE CABLE TELEVISION SYSTEM SALES


                                                               AGGREGATE   VALUE/              CLOSE
        SYSTEM              BUYER          SELLER      SUBS.   VALUE(SM)    SUB.   VALUE/CF     DATE
-----------------------  ------------  --------------  ------  ---------   ------  --------   --------
Riverside Co., CA        Century       Act 5           19,000   $ 33.0     $1,737     9.2x    Contract
Various, SD              Mediacom      Zylstra         14,300     21.5      1,500     9.4     Contract
Nitro, WV & Various TX   Fanch         Harmon          18,300     50.0      2,732    14.0     Jun-99
Various, MI              Millennium    Horizon         43,000    112.0      2,605    11.2     May-99
Buffalo, MN              Bresnan       Jones           14,550     27.0      1,856     9.8     Mar-99
CA-based MSO             USA Media     WestStar Comm.  45,000     84.0      1,867     9.0     Mar-99
Livingston County, MI    Fanch         Multi-          16,000     42.0      2,625    10.0     Feb-99
                                       Cablevision
Various, LA, TX          Star Cable    Illini          12,000     18.0      1,500    10.9     Feb-99
                                       Cablevision
Hotsprings, Deadwood,    TCl           Duhamel         16,400     28.3      1,726     9.0     Feb-99
Blackhawk, SD                          Cable Frc.
Hanover, PA              Susquehanna   Hanover Cable   16,700     33.4      2,000    11.5     Jan-99
Various, MI              Bresnan       Omega           25,900     40.0      1,545     9.0     Jan-99
Various, GA              Jones         Bresnan         24,000     50.0      2,083    10.0     Dec-98
                                       Communications
Payson, AZ               NPG Cable/AZ  Mark Twain      12,350     21.6      1,750     9.2     Sep-98
Various, TX, OK, KS, MO  Classic       CableOne        28,000     44.0      1,600     9.0     Aug-98
                         Communications
                                       Total/Average   21,821   $604.8     $1,940    10.0x


     The comparable private market transactions analysis yields a cash flow multiple range of 9.0x to 14.0x cash flow, with a weighted average of 10.0x cash flow. Value per subscriber ranges from $1,500 to $2,732, with a weighted average of $1,940 per subscriber.

MATERIAL RELATIONSHIPS

     Daniels has no ownership position in Northland or the Partnership; however, Daniels has at various times sold cable television systems to Northland while representing other cable television operators and has sold cable television systems on behalf of Northland. Daniels does not believe that these prior relationships in any way affect its ability to fairly and impartially render the opinion of value expressed herein.


VALUATION SUMMARY


     Based on the analysis using the valuation methodologies described above, the estimated fair market value of the Systems as of the Valuation Date is $73,300,000, representing 10.9x estimated annualized run-rate operating cash flow and value per equivalent basic subscriber of $2,200.

     THE CASH FLOW MULTIPLE IS SLIGHTLY HIGHER THAN THE WEIGHTED AVERAGE MULTIPLE BUT WELL WITHIN THE RANGE OF MULTIPLES DERIVED FROM THE COMPARABLE PRIVATE MARKET TRANSACTIONS ANALYSIS, AND EQUAL TO THE MULTIPLE DERIVED FROM THE DCF ANALYSIS. THE VALUE PER EQUIVALENT BASIC

SUBSCRIBER IS ALSO ABOVE THE WEIGHTED AVERAGE VALUE BUT WELL WITHIN THE RANGE OF VALUES DERIVED FROM THE COMPARABLE PRIVATE MARKET TRANSACTIONS ANALYSIS, AND EQUAL TO THE VALUE PER SUBSCRIBER DERIVED FROM THE DCF ANALYSIS. IT IS WORTH NOTING THAT DANIELS IS CURRENTLY ACTING AS AN ADVISOR ON SEVERAL COMPARABLE, NON-PUBLIC TRANSACTIONS WITH IMPLIED VALUATION STATISTICS THAT SUPPORT OUR ANALYSIS OF VALUE OF THE SYSTEMS.

     OUR OPINION OF VALUE EXPRESSED IN THIS APPRAISAL IS BASED ON FINANCIAL AND OPERATING INFORMATION PROVIDED TO DANIELS BY THE PARTNERSHIP, AS WELL AS PUBLISHED DEMOGRAPHIC INFORMATION PERTAINING TO THE PARTNERSHIP'S SERVICE AREAS. WHILE DANIELS BELIEVES SUCH SOURCES TO BE RELIABLE AND ACCURATE, IT HAS NOT INDEPENDENTLY VERIFIED ANY SUCH INFORMATION. THE VALUATION IS BASED ON INFORMATION AVAILABLE TO DANIELS AS OF THE LATEST PRACTICABLE DATE. DANIELS UNDERTAKES NO RESPONSIBILITY FOR UPDATING THIS OPINION TO REFLECT CHANGES IN THE VALUE OF THE ASSETS SUBSEQUENT TO THE DATE OF THIS APPRAISAL, SUCH AS MARKET, ECONOMIC, TECHNOLOGICAL, OPERATIONAL, GOVERNMENTAL AND OTHER CHANGES.

                                                                       EXHIBIT I

                   COMMUNICATIONS EQUITY ASSOCIATES APPRAISAL

                                  JULY 1, 1999

Northland Cable Properties Six Limited Partnership
1201 Third Avenue, Suite 3600
Seattle, WA 98101

     Communications Equity Associates, Inc. ("CEA") is pleased to submit the results of our valuation analysis of the assets of the cable television systems (the "Cable Systems") owned by Northland Cable Properties Six Limited Partnership ("NCP-Six" or the "Partnership") as of the date of this report. It is our understanding that the values determined by this analysis will be used in connection with the anticipated dissolution and liquidation of the Partnership.

     We hereby express our opinion of the fair market value of the assets of the Cable Systems, free and clear of all liens, liabilities and encumbrances. "Fair Market Value" is defined as the price which could be negotiated in an arm's length free market transaction between a willing seller and a willing buyer, neither of whom is under undue pressure of compulsion to complete the transaction. We hereby express no opinion as to the fairness of any transaction involving the Cable Systems.

     Based on the analysis detailed in this report and subject to the limiting conditions listed in this report, it is the opinion of Communications Equity Associates that, as of the date of this report the fair market value of the assets of the Cable Systems is $74,600,000.

     This valuation is intended solely for your use for the purpose stated above, and is not intended for general publication or circulation. Since these value conclusions are the result of certain specific assumptions, and since these assumptions may not be relevant for other purposes, these values should not be used for any other purpose.

     In performing this analysis, CEA relied substantially on financial and operational information provided by management of the Partnership and by Cable System personnel. CEA did not independently verify this information and can therefore accept no responsibility as to its accuracy.

     The fee CEA has been paid for the valuation services performed is in no way contingent upon the results of CEA's analysis. CEA is independent of both Northland and NCP-Six, and neither CEA nor any of its employees involved in this valuation have a financial interest in Northland nor any of its affiliated companies, in NCP-Six, nor in the Cable Systems. To the best of CEA's knowledge and belief, all statements contained in this report are true and correct, and no important information has been knowingly withheld. This valuation has been prepared to conform with the Uniform Standards of Professional Appraisal Practice as promulgated by the American Society of Appraisers.

                                    Respectfully submitted,


                                    /s/ COMMUNICATIONS EQUITY ASSOCIATES, INC.

                                    --------------------------------------------
                                    COMMUNICATIONS EQUITY ASSOCIATES, INC.

                              LIMITING CONDITIONS

     1. CEA offers no opinions on either the potential effect of current or future FCC regulations on the cash flow of the Cable Systems, or on the Partnership's strategy in dealing with these regulations. The value conclusions derived herein were based on the assumption that the current rates of the Cable Systems are in compliance with current FCC regulations, and that no future refund liability is associated with the Cable Systems.

     2. This valuation is based on CEA's assessment of market conditions as of the date of this report, and assumes that market, regulatory and other conditions remain static. Changes in the economy as well as additional rule-making by the FCC could have a material effect on the values herein derived.

     3. CEA cannot guarantee that a buyer could be found for the Cable Systems at the value herein determined, or at any rational price.

     4. As part of this analysis, CEA relied substantially on historical and projected financial and operational information provided by management of the Partnership. CEA did not independently verify this information and can therefore accept no responsibility as to its accuracy.

     5. CEA hereby expresses no opinion as to the fairness of any transactions involving the Cable Systems or the shares of the Partnership.

     6. CEA specifically prohibits the use of these value conclusions in all matters related to the solvency of the Partnership. Since we have not undertaken an analysis of the debt of the Partnership, we can make no representations as to whether the fair salable value of the Partnership's assets exceeds the Partnership's debt, whether the Partnership will be able to meet its debt obligations as they come due, or whether the Partnership is reasonably capitalized.

     7. CEA did not conduct a detailed technical evaluation of the Cable Systems, but instead relied on information provided by management of the Partnership and Cable Systems' employees in assessing the technical condition of the Cable Systems.

     8. CEA has assumed that the Cable Systems, as currently operated, are in material compliance with all franchise, regulatory, and FCC requirements. CEA did not independently verify compliance with these requirements.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SECTION
1. OVERVIEW OF ANALYSIS.....................................  I-3
   -- BACKGROUND AND DESCRIPTION OF ANALYSIS................  I-3
   -- DEFINITION OF FAIR MARKET VALUE.......................  I-3
   -- DESCRIPTION OF VALUATION METHODOLOGY..................  I-4
2. CABLE SYSTEMS OVERVIEW...................................  I-5
   -- STARKVILLE, MS........................................  I-5
   -- PHILADELPHIA, MS......................................  I-5
   -- KOSCIUSKO, MS.........................................  I-6
   -- FOREST, MS............................................  I-6
   -- HIGHLANDS, NC.........................................  I-6
   -- BARNWELL, SC..........................................  I-6
   -- BENNETTSVILLE, SC.....................................  I-7
   -- FINANCIAL SUMMARY.....................................  I-7
3. VALUATION................................................  I-8
   -- DISCOUNTED CASH FLOW APPROACH.........................  I-8
   -- MARKET APPROACH.......................................  I-8
   -- VALUE CONCLUSION......................................  I-9
   -- CABLE SYSTEM STATISTICS...............................  I-9



1. OVERVIEW OF ANALYSIS



   -- BACKGROUND AND DESCRIPTION OF ANALYSIS



   -- DEFINITION OF FAIR MARKET VALUE



   -- DESCRIPTION OF VALUATION METHODOLOGY


                              OVERVIEW OF ANALYSIS

BACKGROUND AND DESCRIPTION OF ANALYSIS

     Communications Equity Associates ("CEA") has been retained by Northland Cable Properties Six Limited Partnership ("NCP-Six" or the "Partnership") to determine the fair market value of the assets of the cable television systems (the "Cable Systems") owned by the Partnership as of the date of this report. It is CEA's understanding that the values determined by this analysis will be used in connection with the anticipated dissolution and liquidation of the Partnership.

     As part of this analysis, CEA requested and obtained from Partnership management detailed historical and projected financial and operating information pertaining to the Cable Systems. Additionally, CEA visited and toured significant portions of the cable service area and had discussions regarding the operations of the Cable Systems with Partnership management and employees. CEA has not conducted a technical analysis of the cable plant, and has therefore relied on assertions made by Cable Systems' management regarding the technical performance of the cable plant.

DEFINITION OF FAIR MARKET VALUE

     For the purpose of this appraisal, "Fair Market Value" is defined as the price which could be negotiated in an arm's length free market transaction between a willing seller and a willing buyer, neither of whom is under undue pressure of compulsion to complete the transaction.

DESCRIPTION OF VALUATION METHODOLOGY

     CEA used the discounted cash flow approach and the market approach in determining the fair market value of the assets of the Cable Systems. In the discounted cash flow approach, the value of an asset is determined by calculating the total present value of the future cash flows generated by the asset. In the case of the assets of cable television systems, the value is usually calculated as the present value of the free cash flow (operating cash flow less capital expenditures) of the system, using a weighted average cost of debt and equity capital as the discount rate, with a terminal value at the end of the projection period calculated based on a multiple of the operating cash flow of the cable system. In the market approach, the value of an asset is determined based on a comparison with market transactions involving comparable assets. In order to facilitate this comparison, the respective purchase prices of the comparable assets are expressed as ratios based on a relevant operating statistic, typically earnings or cash flow. In the case of cable television systems, the purchase price of a system is usually expressed as a multiple of the operating cash flow of the system. The appropriate multiple is then applied to the operating cash flow of the subject system in order to determine its value.

2. CABLE SYSTEMS OVERVIEW


   -- STARKVILLE, MS



   -- PHILADELPHIA, MS



   -- KOSCIUSKO, MS



   -- FOREST, MS



   -- HIGHLANDS, NC



   -- BARNWELL, SC



   -- BENNETTSVILLE, SC



   -- FINANCIAL SUMMARY



                             CABLE SYSTEMS OVERVIEW


     The Partnership owns Cable Systems that serve certain areas of Mississippi and the Carolinas. In Mississippi, the Partnership owns cable systems that serve the operating regions of Starkville, Philadelphia, Kosciusko and Forest, as well as several nearby smaller towns. In the Carolinas, the Partnership's operating areas serve Highlands, NC; Barnwell, SC and nearby areas, and Bennettsville, SC. Relevant statistics for each of these system groups as of March 31, 1999 are displayed in the system statistics table attached to this report.


STARKVILLE, MS


     The Starkville, MS operating group consists of two cable systems that serve the towns of Starkville and Maben, MS. At March 31, 1999, the Starkville group passed an estimated 11,085 homes with approximately 195 miles of plant, for an overall estimated home density of 57 homes per mile. At that time, the group served 8,097 basic subscribers from two headends, for a basic penetration of 73.0%.

     The Starkville area is home to Mississippi State University, and the area benefits from the school's economic impact. Home growth in the Starkville area has been steady as the growth of the university has led to the need for new housing for students, teachers and support staff, as well as new roads and other community growth. In Starkville, the cable system competes in certain areas with Wireless One, an MMDS operator, and has also seen competition from DBS.

     Both the Starkville and the Maben cable systems operate at 330 MHz. The Starkville system offers 44 channels, while the Maben system offers 31 channels. The systems are not addressable and do not offer pay-per-view services. The Partnership plans to upgrade both systems to a minimum of 550 MHz and 400 MHz, respectively during the next two years.


PHILADELPHIA, MS


     The Philadelphia, MS cable system is served from one headend. At March 31, 1999, the Philadelphia system passed an estimated 4,395 homes with approximately 170 miles of plant, for an overall estimated home density of 26 homes per mile. At that time the cable system served 3,851 basic subscribers, for a basic penetration of 87.6%.

     While the city of Philadelphia is growing moderately, the cable service area includes the nearby Choctaw Indian reservation, which is experiencing significant home growth. The area benefits economically from the Silver Star Casino, which is located on the reservation.

     The Philadelphia system currently operates at 330 MHz, but the Partnership is in the process of upgrading the system to 450 MHz, with about 70% of the upgrade complete at this time, and the rest to be done within the next few years. The Philadelphia system currently offers 43 channels of programming, with no pay-per-view.

KOSCIUSKO, MS


     The Kosciusko, MS operating group consists of two cable systems that serve the towns of Kosciusko and Carthage, MS. At March 31, 1999, the Kosciusko group passed an estimated 5,440 homes with approximately 126 miles of plant, for an overall estimated home density of 43 homes per mile. At that time, the group served 4,350 basic subscribers from two headends, for a basic penetration of 80.0%.

     Both the Kosciusko and the Carthage cable systems operate at 450 MHz, and the systems offer 45 and 44 channels of programming, respectively. The Kosciusko system is designed at 550 MHz, while the Carthage system is designed at 450 MHz. Neither system is addressable.


FOREST, MS


     The Forest, MS operating group currently consists of two cable systems that serve the towns of Forest and Raleigh, MS. At March 31, 1999, the Forest group passed an estimated 3,735 homes with approximately 154 miles of plant, for an overall estimated home density of 24 homes per mile. At that time, the group served 3,222 basic subscribers from two headends, for a basic penetration of 86.3%.

     Forest is located east of Jackson, MS along interstate 20. The area's economy includes several large poultry processing plants. Forest and Raleigh are the county seats of Scott County and Smith County, respectively. The Forest system also serves the town of Morton, MS.

     The Forest and the Raleigh systems operate at 330 MHz and 300 MHz, respectively. The Forest system offers 43 channels of programming, while the Raleigh system offers just 25 channels. Neither system is addressable. The Partnership plans to rebuild the Forest system in the near future to a 550 MHz design, with activation at 450 MHz. The smaller Raleigh system currently has no plans for further upgrade.


HIGHLANDS, NC


     The Highlands, NC cable system is served from a single headend. At March 31, 1999, the Highlands system passed an estimated 4,190 homes with approximately 128 miles of plant, for an overall estimated home density of 33 homes per mile. At that time, the system served 2,584 basic subscribers for a basic penetration of 61.7%.

     Highlands is a resort area located in western North Carolina near the Georgia state line. The system operates at 330 MHz and offers 40 channels of programming. The Partnership plans to rebuild the Highlands system to 450 MHz, with the rebuild slated for completion by late in the year 2000.


BARNWELL, SC


     The Barnwell, SC operating group includes three cable systems that serve the towns of Barnwell, Allendale and Bamberg, SC. At March 31, 1999, the Barnwell operating group passed an estimated 12,125 homes with approximately 309 miles of plant, for an overall estimated home density of 39 homes per mile. At that time, the group served 5,941 basic subscribers from three headends, for a basic penetration of 49.0%.

     The Barnwell group was purchased by the Partnership in 1998. The towns served by the group are not growing and some show signs of economic decline. The service area is located near the Savannah River in Barnwell, Allendale and Bamberg Counties, with the systems three main towns being the county seats of those counties.

     The cable plant in Allendale and Bamberg has been rebuilt to 450 MHz, with 550 MHz spacing. The Barnwell plant is in the process of being rebuilt, with about 25 percent of the plant at 450 MHz, and the remainder at 300 MHz. The Barnwell rebuild is planned to continue through 2001. The Barnwell system currently offers 32 channels of programming, while the Bamberg and Allendale systems currently offer 41 channels each.

BENNETTSVILLE, SC


     The Bennettsville, SC cable system is served from one headend. At March 31, 1999, the Bennettsville system passed an estimated 9,090 homes, with approximately 145 miles of plant, for an overall estimated home density of 63 homes per mile. At that time the cable system served 4,918 basic subscribers, for a basic penetration of 54.1%.

     Bennettsville is located in northeastern South Carolina near the North Carolina state line. It is the county seat of Marlboro County and the only town of its size in the county. The area has experienced economic difficulty lately, with an unemployment rate in the high teens and a declining downtown area.

     The Bennettsville system is in the process of being rebuilt to 550 MHz, with about 96% of the rebuild completed at this time. The system offers 54 channels of programming.

FINANCIAL SUMMARY

     For the three months ended March 31, 1999, the Cable Systems generated combined annualized revenue of $14,363,656, or $36.31 per basic subscriber. The Cable Systems for the same period had combined annualized operating cash flow of $6,731,196, resulting in a 47% operating cash flow margin.

3. VALUATION


   -- DISCOUNTED CASH FLOW APPROACH



   -- MARKET APPROACH



   -- VALUE CONCLUSION



   -- CABLE SYSTEM STATISTICS


                                   VALUATION


DISCOUNTED CASH FLOW APPROACH


     Financial projections, including all assumptions regarding operations and future capital expenditures were prepared by CEA based on historical and projected financial and operational information provided by the Partnership.

     The discount rate used in this analysis was derived using a weighted average cost of capital. Based on CEA's recent experience in the cable system transaction market, it is CEA's opinion that equity investors in cable systems would likely require a 25 percent return in order to justify the equity investment. Additionally, based on CEA's recent experience in raising debt financing for cable operators, a lender would likely charge an interest rate of approximately 8 percent and would likely be willing to lend up to 60 percent of asset value at that rate. Thus, the likely typical weighted average cost of capital that a buyer would experience in purchasing the assets of the subject Cable Systems can be calculated as follows:


60 percent debt at a rate of 8%   = .60 X  8%   =  4.8%
40 percent equity at a rate of
  25%                             = .40 X 25%   = 10.0%
Weighted Average Cost of Capital                = 14.8%


     The terminal value of the Cable Systems was calculated by multiplying the free cash flow of the Cable Systems in the final year of the projection period by an appropriate cash flow multiple.

     The application of the discounted cash flow approach resulted in a total present value indication for the Cable Systems of $74,600,000. This value is equivalent to 11.1 times running rate operating cash flow for the Cable Systems, or $2,263 per basic subscriber.

MARKET APPROACH

     In the first six months of 1999, prices paid for cable television systems increased dramatically over past prices, as the consolidation of the industry accelerated rapidly. In recent years, prices paid for cable television systems have generally ranged from 8 to 12 times operating cash flow. During 1999, this cash flow multiple range increased and widened to a level of 11 to 19 times cash flow.

     Many of the transactions announced during this time period were very large transactions involving target companies with over 1 million subscribers. The increase in prices was attributable to, among other things, the advent of Internet service, the desire of top players in the industry to increase their size quickly, and the recent increase in cable public stock values, which gave these large players an inexpensive currency with which to buy.

     With the larger buyers focused on increased size and the smaller potential buyers unable to pay higher prices, there have been fewer transactions involving cable systems of comparable size and markets to the subject Cable Systems, and as a result, the prices paid in such transactions have not increased as dramatically as the prices paid for the very large cable operators.

     The table below highlights several transactions involving systems of similar size and markets to the subject Cable Systems. In these transactions, the prices paid range from 9.2 to 12.7 times operating cash flow, with a weighted average of 10.8 and a median of 11.3. Prices per subscriber range from $1,500 to $2,755 with a weighted average of $2,313 and a median of $2,134.


                                                                            PRICE               CF      VALUE/
   DATE             SYSTEM                SELLER              BUYER         (MIL)    SUBS    MULTIPLE    SUB
   ----             ------                ------              -----         -----    ----    --------   ------
May 99       NC, SC, MS, OK, GA     Genesis              Benchmark          $128    51,000     12.1     $2,510
Feb 99       CA, NM, CO, ND, etc.   Scott Cable          Interlink           165    77,000      9.2     $2,134
Feb 99       Various LA, TX         Illini Cablevision   Star Cable           18    12,000     10.9     $1,500
Feb 99       MI, IN                 Michiana Cable       Ohio Cablevision     11     6,000     11.3     $1,909
Jan 99       Various PA             Raystay              Lenfest              92    33,000     12.7     $2,755
Wt. Average                                                                                    10.8     $2,313
Median                                                                                         11.3     $2,134



     Based on these transactions, as well as on CEA's current experience in the cable system transaction market, it is CEA's opinion that a cash flow multiple of 11.0 is appropriate in valuing the Cable Systems. Applying this multiple to the Cable Systems' annualized operating cash flow of $6,731,196 yields a value indication from the market approach of $74,043,156. This value, which is equivalent to $2,246 per subscriber, correlates well with the results of the discounted cash flow approach.


VALUE CONCLUSION

     CEA used the discounted cash flow approach and the market approach to determine the fair market value of the assets of the Cable Systems. Based on this analysis and Subject to the limiting conditions listed in this report, it is the opinion of Communications Equity Associates that, as of the date of this report the fair market value of the assets of the Cable Systems is $74,600,000.

                        NCP SIX CABLE SYSTEM STATISTICS
                              AS OF MARCH 31, 1999

                        STARKVILLE,   PHILADELPHIA,   KOSCIUSKO,    FOREST,     HIGHLANDS,     BARNWELL,     BENNETTSVILLE,
                            MS             MS             MS           MS           NC            SC               SC
                        -----------   -------------   ----------   ----------   ----------   -------------   --------------
HOMES PASSED..........      11,085            4,395        5,440        3,735        4,190          12,125           9,090
BASIC SUBSCRIBERS.....       8,097            3,851        4,350        3,222        2,584           5,941           4,918
 Basic Pen %..........        73.0%            87.6%        80.0%        86.3%        61.7%           49.0%           54.1%
PAY UNITS.............       2,930            1,450        1,371        1,442          482           4,301           3,628
 Pay Pen %............        36.2%            37.7%        31.5%        44.8%        18.7%           72.4%           73.8%
MILES OF PLANT........       194.5              170        125.8          154          128           308.5             145
 Home/Mile Density....          57               26           43           24           33              39              63
HEADENDS..............           2                1            2            2            1               3               1
PLANT CAPACITY:
 Headend 1............     330 MHz     450 MHz - 70%     450 MHz      330 MHz      330 MHz    300 MHz - 75%   550 MHz - 96%
                                       330 MHz - 30%                                          450 MHz - 35%    440 MHz - 4%
 Headend 2............     330 MHz                       450 MHz      300 MHz                      450 MHz
 Headend 3............                                                                             450 MHz
1ST Q ANNUALIZED......
 REVENUE..............  $3,645,756       $1,633,004   $1,848,480   $1,414,784   $1,036,216      $2,706,144      $2,079.272
   Rev/Sub/Mo.........  $    37.51        $   35.54   $    35.46   $    36.59   $    32.86       $   38.67       $   35.59
OCF (PRE CAP.)........  $1,753,776        $ 681,828   $  885,716   $  723,800   $  423,652       $ 990,764       $ 853,812
 Margin...............        48.1%            41.8%        47.9%        51.2%        40.9%           36.6%           41.1%
 Annual OCF/Sub.......  $      217         $    178   $      204   $      225   $      161        $    170        $    175
OCF (AFTER
 CAPITALIZATION)......
 Margin...............
 Annual OCF/Sub.......


                           TOTAL
                        -----------
HOMES PASSED..........       50,060
BASIC SUBSCRIBERS.....       32,963
 Basic Pen %..........         65.8%
PAY UNITS.............       15,604
 Pay Pen %............         47.3%
MILES OF PLANT........        1,226
 Home/Mile Density....           41
HEADENDS..............           12
PLANT CAPACITY:
 Headend 1............
 Headend 2............
 Headend 3............
1ST Q ANNUALIZED......
 REVENUE..............  $14,363,656
   Rev/Sub/Mo.........  $     36.31
OCF (PRE CAP.)........  $ 6,313,348
 Margin...............        44.04%
 Annual OCF/Sub.......  $       192
OCF (AFTER
 CAPITALIZATION)......    6,731,196
 Margin...............           47%
 Annual OCF/Sub.......  $       205

                                                                       EXHIBIT J


     FAIRNESS OPINION OF HOULIHAN LOKEY REGARDING THE ADELPHIA TRANSACTION
                             FAIRNESS OPINION FORM

                          [HOULIHAN LOKEY LETTERHEAD]

THIS DRAFT IS FURNISHED SOLELY TO INDICATE THE EXPECTED FORM OF THE FINAL OPINION AND THE PROCEDURES AND UNDERLYING ASSUMPTIONS EXPECTED TO BE USED. THE TEXT OF THE FINAL OPINION WILL NECESSARILY DEPEND UPON OUR REVIEW PROCEDURES, INCLUDING REVIEW BY COUNSEL, WHICH WILL NOT BE COMPLETED UNTIL SHORTLY BEFORE THE FINAL LETTER IS DELIVERED. THE FINAL OPINION MAY VARY FROM THIS FORM INCLUDING, BUT NOT LIMITED TO, QUALIFICATIONS TO THE OPINION.

[            , 2001]

John S. Whetzell
President
Northland Communications Corporation
Managing General Partner of Northland Cable Properties Six Limited Partnership 1201 3rd Avenue
Suite 3600
Seattle WA, 98101

John S. Simmers Vice President and Secretary
FN Equities Joint Venture
Administrative General Partner of Northland Cable Properties Six Limited Partnership
2780 Skypark Drive
Suite 300
Torrance, CA 90505


RE: PROPOSED SALE OF ASSET BY NCP-SIX TO ADELPHIA COMMUNICATIONS CORPORATION


Dear Sirs:


     We understand that Northland Cable Properties Six Limited Partnership ("NCP-Six") is a limited partnership consisting of its limited partners, Northland Communications Corporation ("Northland"), as its managing general partner (the "Managing GP"), and FN Equities Joint Venture as its administrative general partner (the "Administrative GP," with the Managing GP and the Administrative GP hereinafter referred to as the "General Partners"). NCP-Six consists of five operating groups of cable assets as follows: the Starkville, Mississippi operating group; the Philadelphia, Mississippi operating group; the Highlands, North Carolina operating group; the Barnwell, South Carolina operating group, and the Bennettsville, South Carolina operating group.



     In the second quarter of 1999, NCP-Six retained the services of both Daniels and Associates, L.P. and Communications Equity Associates to conduct appraisals of the assets owned by NCP-Six. Each firm appraised the assets with a valuation date as of July 1, 1999. Daniels & Associates appraised the fair market value of the NCP-Six assets at $73.3 million. Communications Equity Associates appraised the fair market value of the NCP-Six assets at $74.6. These appraisals were obtained by the General Partners as part of an effort to determine a fair price at the time for the sale of all of the assets of NCP-Six.



     In addition to the appraisals, NCP-Six retained Daniels and Associates to solicit bids from third parties for the purchase of NCP-Six's assets. NCP-Six received four offers for the purchase of all or portions of the assets. Two of the offers were to purchase all of the assets. One offer proposed to purchase all of the assets for $70.4 million, and the other offer proposed to purchase all of the assets for $76 million. The remaining two offers proposed to purchase only a portion of the assets. Of these offers, the highest offer of $76 million required a material break up fee and certain other conditions that were not, in the opinion of the General Partners, in the best interest of NCP-Six, and each of the third party offers were rejected. Following rejection of the third party offers, Northland made an offer to buy all of the assets of NCP-Six, subject to Northland securing acceptable financing, for a proposed valuation of $76 million, an amount equal to the highest third party bid, without requiring the break up fee that was part of the highest third party bid.



     On December 6, 1999, a proxy solicitation (the "Initial Filing") was filed by NCP-Six with the Securities and Exchange Commission to solicit approval by the limited partners of NCP-Six of a proposed sale to Northland, or its affiliate, of the entirety of the assets of NCP-Six for a purchase price of $76 million. Northland was unable thereafter to secure acceptable financing for the transaction. As a result, Northland concluded that it could not proceed to make a formal offer to buy the assets of NCP-Six for the $76 million purchase price, and the Initial Filing was withdrawn before the transaction was voted upon by the limited partners of NCP-Six.



     In July, 2000, NCP-Six again retained Daniels and Associates to solicit third party bids for the assets of NCP-Six, using a blind bid process, the results of which were not made available to the General Partners until all bids, including Northland's, had been received. Northland and three other bidders submitted offers for the assets of NCP-Six in response to the July, 2000 solicitation, with Northland submitting the only offer to acquire the entirety of the assets of NCP-Six. After evaluating the second offers, it was determined that the offer of Adelphia Communications Corporation to purchase NCP-Six's Bennetsville, South Carolina operating group for $8,388,000 (the "Adelphia Transaction"), and Northland's offer to acquire the remaining assets of NCP-Six for $62,250,000 (the "Northland Transaction"), were the highest and best offers for the respective assets covered by those offers. The General Partners now wish to solicit the approval of the limited partners of NCP-Six for the sale of the assets of NCP-Six (excluding the Bennettsville, South Carolina operating group) to Northland, or its affiliate, for $62,250,000, subject to certain adjustments.



     You have requested our opinion (the "Opinion") as to whether the consideration to be received by NCP-Six in exchange for NCP-Six's assets in the Adelphia Transaction is fair to NCP-Six from a financial point of view. The Opinion does not address NCP-Six's underlying business decision to effect the Adelphia Transaction. We did not solicit third party indications of interest in acquiring all or any part of NCP-Six. Furthermore, we have not negotiated the Transactions or advised you with respect to alternatives to it.


     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1.  held discussions with:

        - John S. Whetzell: Founder, President, CEO and Chairman of the Board of Directors, Northland Telecommunications Corporation;

        - Gary Jones: Vice President and Chief Financial Officer, Northland Telecommunications Corporation;

        - Richard Dyste: Vice President of Technical Services, Northland Telecommunications Corporation;

        - Laura Williams: Vice President and Senior Counsel, Northland Communications Corporation;


        - Richard Clark: Vice President, Treasurer and Director, Northland Telecommunications Corporation;


        - H. Lee Johnson: Divisional Vice President, Northland
          Telecommunications Corporation;

        - Richard Belland: System Manager, Starkville, MS system;

        - Ricky Mooneyham: Regional Manager, Philadelphia and Forest, MS system;

        - Toby Ellington: South East Operations Analyst, Northland Communications Corporation;

        - Bill Staley: Regional Manager, Aiken, SC area systems;

        - Bob Sturm: System Technician, Barnwell, SC system;

        - Shirley McCormick: Business Manager, Bennettsville, SC system;

        - Leroy Hendricks: System Technician, Bennettsville, SC system; and

        - Randy Wells: Senior Vice President, Daniels and Associates, L.P.


     2. visited the following cable system operations representing approximately 92% of NCP-Six's subscribers:


        - Starkville, MS

        - Philadelphia, MS

        - Barnwell, SC

        - Bennettsville, SC

     3. reviewed the following documents:

        - Northland Telecommunications Corporation 1999 Annual Report;

        - Northland Cable Properties Six Limited Partnership Prospectus dated July 10, 1986;

        - Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, executed on November 3, 1986;

        - Northland Cable Properties Six Limited Partnership First Supplement to Prospectus dated October 23, 1986;

        - Northland Cable Properties Six Limited Partnership Second Supplement to Prospectus dated December 1, 1986;

        - Northland Cable Properties Six Limited Partnership Third Supplement to Prospectus dated January 26, 1987;

        - Audited Financial Statements for the years ended December 31, 1988 and 1987;

        - Audited Financial Statements for the years ended December 31, 1996 and 1995;

        - Audited Financial Statements for the years ended December 31, 1997 and 1996;

        - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1997;

        - Northland Cable Properties Six Limited Partnership 8-K dated January 2, 1998;

        - Northland Cable Properties Six Limited Partnership 10-K/A for the fiscal year ended December 31, 1998;

        - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 1999;

        - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1999;

        - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 2000;

        - Unaudited detailed financial statements for each operating group the year-to-date period ended December 31, 2000;

        - Draft audited financial statements for Northland Cable Properties Six Limited Partnership for the two fiscal years ended December 31, 2000 and 1999;

        - Northland Cable Properties Six Limited Partnership Appraisal Analysis Summary as of July 1, 1999 prepared by Daniels & Associates, L.P.;

        - Northland Cable Properties Six Limited Partnership Asset Valuation Analysis as of July 1, 1999 prepared by Communications Equity Associates;

        - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated July 1999;

        - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated August 6, 1999 from Daniels & Associates, L.P.;

        - Northland Cable Properties Six Limited Partnership Buyer List, prepared by Daniels & Associates, dated August 20, 1999;

        - Northland Cable Properties Six Limited Partnership Bid Summary, Dated August 20, 1999;


        - NCP-Six Draft Proxy Statement dated December 9, 1999;


        - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated June, 2000;

        - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated July 27, 2000 from Daniels & Associates, L.P.;

        - Bid Procedures Letter from Daniels & Associates, L.P., dated July 18, 2000 and Proposed Asset Purchase Agreement;

        - Northland Cable Properties Six Limited Partnership Prospective Buyers List, prepared by Daniels & Associates, dated July 28, 2000;

        - Northland Cable Properties Six Limited Partnership Updated Bid Book, dated August 16, 2000;

        - Follow-up Bid Instruction Letters to Scott Johnson at Adelphia Communications from Daniels & Associates, L.P., dated July 28, 2000 and August 3, 2000;

        - Affidavits from Hubbard & Johnson, P.C., signed August 10, 2000 and August 17, 2000;

        - Purchase and Sale Agreement By and Between Northland Cable Properties Six Limited Partnership and Adelphia Communications Corporation, dated
          February   , 2001;

        - Asset Purchase Agreement between Northland Cable Properties Six Limited Partnership and Northland Communications Corporation, or its Affiliates or Assigns, revised 12/12/00;

        - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities Exchange Commission on December 21, 2000;

        - Northland Cable Properties Six Limited Partnership Subscriber History from January 1998 to September 2000, dated October 25, 2000;

        - Northland Cable Properties Six Limited Partnership Subscriber Report -- End of Month Subs as of December 2000;


        - Summary of Secondary Trading for units in NCP-Six from inception to February 6, 2001 from Bloomberg L.P.;


        - Franchise Renewal Docket;

        - Listing of Property Leases;

        - Channel Line-up, printed October 25, 2000;


        - NCP-Six Company Summary 3 Year Capital Plan dated January 22, 2001;
          and


        - Organization Chart for Northland Telecommunications Corporation.


          In addition, we reviewed publicly available information on the industry, NCP-Six and comparable companies and transactions.


     4. performed appraisals of the assets proposed to be sold to Northland and separately to Adelphia, which included, among other things, the following analyses:

        - Analysis of comparable transactions


        - Analysis of all previous purchases and sales of cable systems by NCP-Six


        - Analysis of comparable public companies

        - Discounted cash flow analysis

        - Review of the returns to the original limited partners and limited partners from secondary trading

        - Review of the historical and projected financial performance of the systems

        - Review of the historical subscriber performance of the systems

        - Review of the historical and projected capacity and other technical aspects of the systems

        - Review of the implied multiples from the Proposed Transactions

        - Analysis of the change in valuations of cable systems over time

        - Other studies, analyses and inquiries as we have deemed appropriate


     We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us by NCP-Six have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of NCP-Six, and that there has been no material change in the assets, financial condition, business or prospects of NCP-Six since the date of the most recent financial statements made available to us.



     We note that NCP-Six and the Managing GP have agreed to indemnify us for certain liabilities arising out of our engagement. The fees for our services were fixed upon our engagement at the same rate regardless of whether the Adelphia Transaction was ever consummated, and regardless of the conclusions reached in this Opinion.



     We have not independently verified the accuracy and completeness of the information supplied to us with respect to NCP-Six and do not assume any responsibility with respect to it. We have not made an independent appraisal of individual fixed assets of the Partnership, but we have appraised the value of NCP-Six as a going concern. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.



     This Opinion is furnished solely for your benefit and may not be relied upon by any other person without our express, prior written consent. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion, and subject to the understanding that the obligations of Houlihan Lokey in the Adelphia Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates. This Opinion does not constitute a recommendation to any limited partner of NCP-Six as to how such limited partner should vote on the proposed transactions or any matter related thereto.

     Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by NCP-Six in connection with the Adelphia Transaction, is fair to NCP-Six from a financial point of view.


     HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                     DRAFT

                                                                       EXHIBIT K


     FAIRNESS OPINION OF HOULIHAN LOKEY REGARDING THE PROPOSED TRANSACTION

                             FAIRNESS OPINION FORM

                          [HOULIHAN LOKEY LETTERHEAD]

     THIS DRAFT IS FURNISHED SOLELY TO INDICATE THE EXPECTED FORM OF THE FINAL OPINION AND THE PROCEDURES AND UNDERLYING ASSUMPTIONS EXPECTED TO BE USED. THE TEXT OF THE FINAL OPINION WILL NECESSARILY DEPEND UPON OUR REVIEW PROCEDURES, INCLUDING REVIEW BY COUNSEL, WHICH WILL NOT BE COMPLETED UNTIL SHORTLY BEFORE THE FINAL LETTER IS DELIVERED. THE FINAL OPINION MAY VARY FROM THIS FORM INCLUDING, BUT NOT LIMITED TO, QUALIFICATIONS TO THE OPINION.

[            , 2001]

John S. Whetzell
President
Northland Communications Corporation
Managing General Partner of Northland Cable Properties Six Limited Partnership 1201 3rd Avenue
Suite 3600
Seattle WA, 98101

John S. Simmers Vice President and Secretary
FN Equities Joint Venture
Administrative General Partner of Northland Cable Properties Six Limited Partnership
2780 Skypark Drive
Suite 300
Torrance, CA 90505


RE: PROPOSED SALE OF ASSETS BY NCP-SIX TO NORTHLAND COMMUNICATIONS CORPORATION


Dear Sirs:


     We understand that Northland Cable Properties Six Limited Partnership ("NCP-Six") is a limited partnership consisting of its limited partners, Northland Communications Corporation ("Northland"), as its managing general partner (the "Managing GP"), and FN Equities Joint Venture as its administrative general partner (the "Administrative GP," with the Managing GP and the Administrative GP hereinafter referred to as the "General Partners"). NCP-Six consists of five operating groups of cable assets as follows: the Starkville, Mississippi operating group; the Philadelphia, Mississippi operating group; the Highlands, North Carolina operating group; the Barnwell, South Carolina operating group, and the Bennettsville, South Carolina operating group.



     In the second quarter of 1999, NCP-Six retained the services of both Daniels and Associates, L.P. and Communications Equity Associates to conduct appraisals of the assets owned by NCP-Six. Each firm appraised the assets with a valuation date as of July 1, 1999. Daniels & Associates appraised the fair market value of the NCP-Six assets at $73.3 million. Communications Equity Associates appraised the fair market value of the NCP-Six assets at $74.6. These appraisals were obtained by the General Partners as part of an effort to determine a fair price at the time for the sale of all of the assets of NCP-Six.



     In addition to the appraisals, NCP-Six retained Daniels and Associates to solicit bids from third parties for the purchase of NCP-Six's assets. NCP-Six received four offers for the purchase of all or portions of the assets. Two of the offers were to purchase all of the assets. One offer proposed to purchase all of the assets for $70.4 million, and the other offer proposed to purchase all of the assets for $76 million. The remaining two offers proposed to purchase only a portion of the assets. Of these offers, the highest offer of $76 million required a material break up fee and certain other conditions that were not, in the opinion of the General Partners, in the best interest of NCP-Six, and each of the third party offers were rejected. Following rejection of the third party offers, Northland made an offer to buy all of the assets of NCP-Six, subject to Northland securing acceptable financing, for a proposed valuation of $76 million, an amount equal to the highest third party bid, without requiring the break up fee that was part of the highest third party bid.



     On December 6, 1999, a proxy solicitation (the "Initial Filing") was filed by NCP-Six with the Securities and Exchange Commission to solicit approval by the limited partners of NCP-Six of a proposed sale to Northland, or its affiliate, of the entirety of the assets of NCP-Six for a purchase price of $76 million. Northland was unable thereafter to secure acceptable financing for the transaction. As a result, Northland concluded that it could not proceed to make a formal offer to buy the assets of NCP-Six for the $76 million purchase price, and the Initial Filing was withdrawn before the transaction was voted upon by the limited partners of NCP-Six.



     In July, 2000, NCP-Six again retained Daniels and Associates to solicit third party bids for the assets of NCP-Six, using a blind bid process, the results of which were not made available to the General Partners until all bids, including Northland's, had been received. Northland and three other bidders submitted offers for the assets of NCP-Six in response to the July, 2000 solicitation, with Northland submitting the only offer to acquire the entirety of the assets of NCP-Six. After evaluating the second offers, it was determined that the offer of Adelphia Communications Corporation to purchase NCP-Six's Bennetsville, South Carolina operating group for $8,388,000 (the "Adelphia Transaction"), and Northland's offer to acquire the remaining assets of NCP-Six for $62,250,000 (the "Northland Transaction"), were the highest and best offers for the respective assets covered by those offers. The General Partners now wish to solicit the approval of the limited partners of NCP-Six for the sale of the assets of NCP-Six (excluding the Bennettsville, South Carolina operating group) to Northland, or its affiliate, for $62,250,000, subject to certain adjustments.



     You have requested our opinion (the "Opinion") as to whether the consideration to be received by NCP-Six in exchange for NCP-Six's assets in the Northland Transaction is fair to NCP-Six from a financial point of view. The Opinion does not address NCP-Six's underlying business decision to effect the Northland Transaction. We did not solicit third party indications of interest in acquiring all or any part of NCP-Six. Furthermore, we have not negotiated the Transactions or advised you with respect to alternatives to it.


     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. held discussions with:

          - John S. Whetzell: Founder, President, CEO and Chairman of the Board of Directors, Northland Telecommunications Corporation;

          - Gary Jones: Vice President and Chief Financial Officer, Northland Telecommunications Corporation;

          - Richard Dyste: Vice President of Technical Services, Northland Telecommunications Corporation;

          - Laura Williams: Vice President and Senior Counsel, Northland Communications Corporation;

          - Richard Clark: Vice President, Treasurer and Director, Northland Communications Corporation;

          - H. Lee Johnson: Divisional Vice President, Northland
            Telecommunications Corporation;

          - Richard Belland: System Manager, Starkville, MS system;

          - Ricky Mooneyham: Regional Manager, Philadelphia and Forest, MS system;

          - Toby Ellington: South East Operations Analyst, Northland Communications Corporation;

          - Bill Staley: Regional Manager, Aiken, SC area systems;

          - Bob Sturm: System Technician, Barnwell, SC system;

          - Shirley McCormick: Business Manager, Bennettsville, SC system;

          - Leroy Hendricks: System Technician, Bennettsville, SC system; and

          - Randy Wells: Senior Vice President, Daniels and Associates, L.P.


     2. visited the following cable system operations representing approximately 92% of NCP-Six's subscribers:


          - Starkville, MS

          - Philadelphia, MS

          - Barnwell, SC

          - Bennettsville, SC

     3. reviewed the following documents:

          - Northland Telecommunications Corporation 1999 Annual Report;

          - Northland Cable Properties Six Limited Partnership Prospectus dated July 10, 1986;

          - Amended and Restated Certificate and Agreement of Limited Partnership of Northland Cable Properties Six Limited Partnership, executed on November 3, 1986;

          - Northland Cable Properties Six Limited Partnership First Supplement to Prospectus dated October 23, 1986;

          - Northland Cable Properties Six Limited Partnership Second Supplement to Prospectus dated December 1, 1986;

          - Northland Cable Properties Six Limited Partnership Third Supplement to Prospectus dated January 26, 1987;

          - Audited Financial Statements for the years ended December 31, 1988 and 1987;

          - Audited Financial Statements for the years ended December 31, 1996 and 1995;

          - Audited Financial Statements for the years ended December 31, 1997 and 1996;

          - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1997;

          - Northland Cable Properties Six Limited Partnership 8-K dated January 2, 1998;

          - Northland Cable Properties Six Limited Partnership 10-K/A for the fiscal year ended December 31, 1998;

          - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 1999;

          - Northland Cable Properties Six Limited Partnership 10-K for the fiscal year ended December 31, 1999;

          - Northland Cable Properties Six Limited Partnership 10-Q for the quarterly period ended June 30, 2000;

          - Unaudited detailed financial statements for each operating group the year-to-date period ended December 31, 2000;

          - Draft audited financial statements for Northland Cable Properties Six Limited Partnership for the two fiscal years ended December 31, 2000 and 1999;

          - Northland Cable Properties Six Limited Partnership Appraisal Analysis Summary as of July 1, 1999 prepared by Daniels & Associates, L.P.;

          - Northland Cable Properties Six Limited Partnership Asset Valuation Analysis as of July 1, 1999 prepared by Communications Equity Associates;

          - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated July 1999;

          - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated August 6, 1999 from Daniels & Associates, L.P.;

          - Northland Cable Properties Six Limited Partnership Buyer List, prepared by Daniels & Associates, dated August 20, 1999;

          - Northland Cable Properties Six Limited Partnership Bid Summary, Dated August 20, 1999;


          - NCP-Six Draft Proxy Statement dated December 9, 1999;


          - Northland Cable Properties Six Limited Partnership Confidential Memorandum prepared by Daniels & Associates, L.P., dated June, 2000;

          - Northland Cable Properties Six Limited Partnership Bid Instructions Letters, dated July 27, 2000 from Daniels & Associates, L.P.;

          - Bid Procedures Letter from Daniels & Associates, L.P., dated July 18, 2000 and Proposed Asset Purchase Agreement;

          - Northland Cable Properties Six Limited Partnership Prospective Buyers List, prepared by Daniels & Associates, dated July 28, 2000;

          - Northland Cable Properties Six Limited Partnership Updated Bid Book, dated August 16, 2000;

          - Follow-up Bid Instruction Letters to Scott Johnson at Adelphia Communications from Daniels & Associates, L.P., dated July 28, 2000 and August 3, 2000;

          - Affidavits from Hubbard & Johnson, P.C., signed August 10, 2000 and August 17, 2000;

          - Purchase and Sale Agreement By and Between Northland Cable Properties Six Limited Partnership and Adelphia Communications
            Corporation, dated February   , 2001;

          - Asset Purchase Agreement between Northland Cable Properties Six Limited Partnership and Northland Communications Corporation, or its Affiliates or Assigns, revised 12/12/00;

          - Northland Cable Properties Six Limited Partnership Preliminary Proxy Statement filed with the Securities Exchange Commission on December 21, 2000;

          - Northland Cable Properties Six Limited Partnership Subscriber History from January 1998 to September 2000, dated October 25, 2000;

          - Northland Cable Properties Six Limited Partnership Subscriber Report -- End of Month Subs as of December 2000;


          - Summary of Secondary Trading for units in NCP-Six from inception to February 6, 2001 from Bloomberg L.P.;


          - Franchise Renewal Docket;

          - Listing of Property Leases;

          - Channel Line-up, printed October 25, 2000;


          - NCP-Six Company Summary 3 Year Capital Plan dated January 22, 2001; and


          - Organization Chart for Northland Telecommunications Corporation.


          In addition, we reviewed publicly available information on the industry, NCP-Six and comparable companies and transactions.


     4. performed appraisals of the assets proposed to be sold to Northland and separately to Adelphia, which included, among other things, the following analyses:

          - Analysis of comparable transactions


          - Analysis of all previous purchases and sales of cable systems by NCP-Six



          - Analysis of comparable public companies


          - Discounted cash flow analysis

          - Review of the returns to the original limited partners and limited partners from secondary trading

          - Review of the historical and projected financial performance of the systems

          - Review of the historical subscriber performance of the systems

          - Review of the historical and projected capacity and other technical aspects of the systems

          - Review of the implied multiples from the Proposed Transactions

          - Analysis of the change in valuations of cable systems over time

          - Other studies, analyses and inquiries as we have deemed appropriate


     We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us by NCP-Six have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of NCP-Six, and that there has been no material change in the assets, financial condition, business or prospects of NCP-Six since the date of the most recent financial statements made available to us.



     We note that NCP-Six and the Managing GP have agreed to indemnify us for certain liabilities arising out of our engagement. The fees for our services were fixed upon our engagement at the same rate regardless of whether the Northland Transaction was ever consummated, and regardless of the conclusions reached in this Opinion.



     We have not independently verified the accuracy and completeness of the information supplied to us with respect to NCP-Six and do not assume any responsibility with respect to it. We have not made an independent appraisal of any specific individual fixed assets of the Partnership, but we have appraised the value of NCP-Six as a going concern. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.



     This Opinion is furnished solely for your benefit and may not be relied upon by any other person without our express, prior written consent. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion, and subject to the understanding that the obligations of Houlihan Lokey in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates. This Opinion does not constitute a recommendation to any limited partner of NCP-Six as to how such limited partner should vote on the proposed transactions or any matter related thereto.

     Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by NCP-Six in connection with the Northland Transaction, is fair to NCP-Six from a financial point of view.


     HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                     DRAFT

                                                                       EXHIBIT L


                      NCP-SIX LIQUIDATING TRUST AGREEMENT


     THIS AGREEMENT is made and entered into by and among NORTHLAND COMMUNICATIONS CORPORATION ("NCC"), as agent for the Limited Partners of NORTHLAND CABLE PROPERTIES SIX LIMITED PARTNERSHIP ("NCP-Six"), a Washington limited partnership ("Trustors"), and RICHARD I. CLARK ("the Trustee").



     1. Transfer of Property. The Trustors are contemporaneously herewith transferring to the Trustee the right to receive payment and other rights
associated with that certain Promissory Note, dated                     , 2001,
in the principal amount of $9,875,000, made by NCC in favor of NCP-Six. The amount payable under said Promissory Note is subject to adjustment in accordance with its terms and the terms of that certain Proxy Statement dated
                    , 2001 (the "Proxy Statement"). The Trustors are also contemporaneously herewith transferring to the Trustee the right to receive up
to $1,000,000 from the "hold back escrow" established pursuant to section   of
the Asset Purchase Agreement dated                     , 2001 by and between
NCP-Six and Adelphia Communications Corporation. In addition, the Trustors are depositing contemporaneously herewith $750,000 cash in accordance with the terms of the Proxy Statement. These sums, together with other property that may be added to the trust created herein, shall be held, managed and distributed by the Trustee as herein provided. This trust shall be known as the NCP-Six Liquidating Trust. The purpose of the Trust shall be to hold and administer for the benefit of the beneficiaries the amounts owing to the beneficiaries in accordance with the terms of the Proxy Statement.



     2. Identification of Beneficiaries. The beneficiaries of the Trust (each a "Beneficiary") are the limited partners of NCP-Six, whose names and whose proportionate shares of the Trust are set forth on Exhibit A.



     3. Allocation of Property. The Trustee shall allocate the property described in Article 1, and the income and expenses of the Trust, among the Beneficiaries in the proportions set forth on Exhibit A.



     4. Distribution of Principal and Income. The Trustee may distribute to each Beneficiary such portion or all of such Beneficiary's share of the principal and income of the Trust at such time and in such manner as the Trustee shall determine, until the termination of the Trust. At least annually, the Trustee shall distribute to the Beneficiaries any income from investments, net of any expenses of the Trust.


     5. Distribution of Principal and Termination of Trust. To the extent that each trust has not been distributed sooner, the entire balance of the Trust shall be distributed to the Beneficiaries no later than December 31, 2004.


     6. Death of Beneficiary. In the event of the death of any Beneficiary prior to that time, the Beneficiary is entitled to receive a full distribution of the balance of the trust estate, and any part of such trust still being held shall be distributed as the Beneficiary shall appoint by Last Will and Testament.


     7. Purpose of Trust. The purpose of the Trust is solely to hold and invest temporarily the proceeds attributable to Trustors from the liquidation of NCP-Six, and to make payment of any claims and/or contingent liabilities arising from the business formerly conducted by NCP-Six. The Trust is not intended to continue or engage in the conduct of the business formerly conducted by NCP-Six.


     8. Successor Trustee. In the event the Trustee should die, resign or otherwise become incapable of serving hereunder, a Successor Trustee shall be elected by a majority of the Beneficiaries, voting in accordance with their respective proportionate interests in the Trust.


     9. Spendthrift Provision. Neither the income nor the principal of the trusts created hereunder, nor any portion thereof, shall be alienable by any Beneficiary, either by assignment or by any other method, and the same shall not be subject to be taken by the creditors of any such Beneficiary by any process whatsoever.

     10. Trustee's Powers. In addition to the rights, powers and authority incident to the office or required in or convenient to the Trust otherwise vested in or impliedly conferred on the Trustee, the Trustee shall have all of the rights, powers and authority with respect to the Trust created hereunder provided under Washington law.



          10.1 Without limiting the generality of the foregoing, the Trustee is expressly authorized to:



          (a) Determine what is principal or income, which authority shall specifically include the right to make any adjustments between principal and income for premiums, discounts, depreciation or depletion.



          (b) To hold and retain in the same form as received any and all property transferred to the Trustee for administration hereunder (and additions thereto), even though such property may not be of a nature or character authorized under the laws of the State of Washington or of any other state or jurisdiction for trust investments, or be unsecured, unproductive, underproductive, overproductive or be of a wasting nature, or be inconsistent with the usual concepts of diversification of trust assets.



          (c) Rely with acquittance on advice of counsel on questions of law.


          (d) Employ persons to advise or assist the Trustee in the performance of his duties, and to pay reasonable compensation therefore.


          10.2 Notwithstanding the foregoing, the Trustee is expressly prohibited from:



          (a) Investing trust assets except in demand and time deposits in banks, or temporary investments such as short-term certificates of deposit or Treasury bills.


          (b) Receiving any transfer of any listed or unlisted stocks or securities, any general or limited partnership interest, or any operating assets of a going business.

          (c) Receiving or retaining cash in excess of a reasonable amount to meet claims and contingent liabilities.


     11. Accounting. The Trustee shall file income tax returns for the Trust as a grantor trust pursuant to Section 1.671-4(a) of the Income Tax Regulations.

     12. Governing Law. The validity and construction of any provision of this trust agreement shall be governed by the internal laws of the State of Washington, and this trust shall be deemed to have its status in the State of Washington.


DATED             , 2001.

                                          TRUSTORS:

                                          NORTHLAND COMMUNICATIONS CORPORATION,
                                          agent for the Limited Partners of

                                          NORTHLAND CABLE PROPERTIES SIX LIMITED
                                          PARTNERSHIP


                                          By:
                                            ------------------------------------


                                          Its:

                                            ------------------------------------

                                          TRUSTEE:

                                          --------------------------------------
                                          Richard I. Clark